As filed with the Securities and Exchange Commission on June 15, 2001
                                               Securities Act File No. 333-59745
                                        Investment Company Act File No. 811-8895
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             Registration Statement Under The Securities Act Of 1933         [X]

                           Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 9                      [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                                Amendment No. 10                             [X]
                        (Check appropriate box or boxes)


                               PILGRIM FUNDS TRUST
                 (Exact Name of Registrant Specified in Charter)

                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 992-0180


        James M. Hennessy, Esq.                              With copies to:
      ING Pilgrim Investments, LLC                       Jeffrey S. Puretz, Esq.
     7337 E. Doubletree Ranch Road                               Dechert
          Scottsdale, AZ 85258                            1775 Eye Street, N.W.
(Name and Address of Agent for Service)                   Washington, DC 20006

                                   ----------

It is proposed that this filing will become effective (check appropriate box):

    [X] Immediately upon filing pursuant to paragraph (b)
    [ ] on (date) pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1)
    [ ] 75 days after filing pursuant to paragraph (a)(2)
    [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                  THE DATE OF THIS PROSPECTUS HAS BEEN CHANGED
                       FROM MAY 1, 2001 TO JUNE 15, 2001.

[LOGO]                                                                Prospectus
                                  May 1, 2001

                                  Classes A, B, C, M and T

                                            U.S. EQUITY FUNDS
                                            Pilgrim MagnaCap
                                            Pilgrim Growth and Income
                                            Pilgrim Research Enhanced Index
                                            Pilgrim Tax Efficient Equity
                                            Pilgrim Growth Opportunities
                                            Pilgrim LargeCap Growth
                                            Pilgrim MidCap Opportunities
                                            Pilgrim MidCap Growth
                                            Pilgrim Growth + Value
                                            Pilgrim SmallCap Opportunities
                                            Pilgrim SmallCap Growth
                                            Pilgrim Bank and Thrift
                                            Pilgrim Internet

                                            EQUITY & INCOME FUNDS
                                            Pilgrim Balanced
                                            Pilgrim Convertible

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE PILGRIM FUNDS. YOU SHOULD Pilgrim Investment Funds, Inc. 811-1939 Pilgrim Tax Efficient Equity Fund READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR Pilgrim MagnaCap Fund Pilgrim Internet Fund
INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO USEQPROS GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] OBJECTIVE

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

[GRAPHIC] INVESTMENT STRATEGY

You'll also find:

[GRAPHIC] RISKS

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC] HOW THE FUND HAS PERFORMED

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

An Introduction to the
Pilgrim Funds                                                                  1
Funds At A Glance                                                              2

U.S. EQUITY FUNDS
Pilgrim MagnaCap                                                               4
Pilgrim Growth and Income                                                      6
Pilgrim Research Enhanced Index                                                8
Pilgrim Tax Efficient Equity                                                  10
Pilgrim Growth Opportunities                                                  12
Pilgrim LargeCap Growth                                                       14
Pilgrim MidCap Opportunities                                                  16
Pilgrim MidCap Growth                                                         18
Pilgrim Growth + Value                                                        20
Pilgrim SmallCap Opportunities                                                22
Pilgrim SmallCap Growth                                                       24
Pilgrim Bank and Thrift                                                       26
Pilgrim Internet                                                              28

EQUITY & INCOME FUNDS
Pilgrim Balanced                                                              30
Pilgrim Convertible                                                           32

What You Pay to Invest                                                        34
Shareholder Guide                                                             39
Management of the Funds                                                       46
Dividends, Distributions and Taxes                                            49
More Information About Risks                                                  50
Financial Highlights                                                          53
Where To Go For More Information                                      Back cover

                                                             INTRODUCTION TO THE
                                                                   PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

U.S. EQUITY FUNDS

     ING Pilgrim's U.S. Equity Funds focus on long-term growth by investing primarily in domestic equities. They may suit you if you:

     *    are investing for the long-term -- at least several years

     *    are willing to accept higher risk in exchange for long-term growth.

EQUITY AND INCOME FUNDS

     ING Pilgrim's Equity and Income Funds seek income and growth of capital. They may suit you if you:

     *    want both regular income and capital appreciation

     * are looking for growth potential, but don't feel comfortable with the level of risk associated with the Equity Funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

------
Funds
At A
Glance
------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

                    FUND                                         INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------
U.S. Equity         MagnaCap Fund                                Growth of capital, with dividend income
Funds               Adviser: ING Pilgrim Investments, LLC        as a secondary consideration

                    Growth and Income Fund                       Long-term capital appreciation, with
                    Adviser: ING Pilgrim Investments, LLC        income as a secondary objective

                    Research Enhanced Index Fund                 Capital appreciation
                    Adviser: ING Pilgrim Investments, LLC
                    Sub-Adviser: J.P. Morgan
                    Investment Management Inc.

                    Tax Efficient Equity Fund                    High total return on an
                    Adviser: ING Pilgrim Investments, LLC        after-tax basis
                    Sub-Adviser: Delta Asset Management

                    Growth Opportunities Fund                    Long-term growth of capital
                    Adviser: ING Pilgrim Investments, LLC

                    LargeCap Growth Fund                         Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC

                    MidCap Opportunities Fund                    Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC

                    MidCap Growth Fund                           Maximum long-term capital
                    Adviser: ING Pilgrim Investments, LLC        appreciation

                    Growth + Value Fund                          Capital appreciation
                    Adviser: ING Pilgrim Investments, LLC
                    Sub-Adviser: Navellier Fund
                    Management, Inc.

                    SmallCap Opportunities Fund                  Capital appreciation
                    Adviser: ING Pilgrim Investments, LLC

                    SmallCap Growth Fund                         Maximum long-term capital
                    Adviser: ING Pilgrim Investments, LLC        appreciation

                    Bank and Thrift Fund                         Long-term capital appreciation, with
                    Adviser: ING Pilgrim Investments, LLC        income as a secondary objective

                    Internet Fund                                Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC
                    Sub-Adviser: ING Investment Management
                                 Advisors B.V.

Equity &            Balanced Fund                                Long-term capital appreciation
Income Funds        Adviser: ING Pilgrim Investments, LLC        and current income

                    Convertible Fund                             Total return, consisting of capital
                    Adviser: ING Pilgrim Investments, LLC        appreciation and current income

MAIN INVESTMENTS                                            MAIN RISKS
--------------------------------------------------------------------------------------------------------------
Equity securities that meet disciplined selection           Price volatility and other risks that accompany an
criteria designed to identify companies capable of          investment in equity securities.
paying rising dividends.

Equity securities of large, ably managed, and               Price volatility and other risks that accompany an
well-financed U.S. companies.                               investment in equity securities.

Equity securities of large U.S. companies that              Price volatility and other risks that accompany an
make up the S&P 500 Index.                                  investment in equity securities.

Equity securities and instruments whose returns             Price volatility and other risks that accompany an
depend upon stock market prices, managed in a               investment in equity securities. May not provide
manner that will attempt to reduce net realized             as high a return before taxes as other funds, and
gains each year.                                            as a result may not be suitable for investors who
                                                            are not subject to current income tax.

Equity securities of large, medium, and small U.S.          Price volatility and other risks that accompany an
companies believed to have growth potential.                investment in growth-oriented equity securities.

Equity securities of large U.S. companies believed          Price volatility and other risks that accompany an
to have growth potential.                                   investment in growth-oriented equity securities.

Equity securities of medium-sized U.S. companies            Price volatility and other risks that accompany an
believed to have growth potential.                          investment in equity securities of growth-oriented
                                                            and medium-sized companies. Particularly sensitive
                                                            to price swings during periods of economic
                                                            uncertainty.

Equity securities of medium-sized U.S. companies            Price volatility and other risks that accompany an
believed to have growth potential.                          investment in equity securities of medium-sized
                                                            companies. Particularly sensitive to price swings
                                                            during periods of economic uncertainty.

Equity securities of small-sized U.S. companies.            Price volatility and other risks that accompany an
                                                            investment in equity securities of growth-oriented
                                                            and small-sized companies. Particularly sensitive
                                                            to price swings during periods of economic
                                                            uncertainty.

Equity securities of small-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                          investment in equity securities of growth-oriented
                                                            and small-sized companies. Particularly sensitive
                                                            to price swings during periods of economic
                                                            uncertainty.

Equity securities of small-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                          investment in equity securities of growth-oriented
                                                            and small-sized companies. Particularly sensitive
                                                            to price swings during periods of economic
                                                            uncertainty.

Equity securities of banks and thrifts or their             Price volatility and other risks that accompany an
holding or parent companies, and savings accounts           investment in equity securities. Susceptible to
of mutual thrifts.                                          risks of decline in the price of securities
                                                            concentrated in the banking and thrift industries.

U.S. and non-U.S. internet technology companies.            Price volatility and other risks that accompany an
                                                            investment in equity securities and maintaining a
                                                            non diversified portfolio. Will also experience
                                                            risks related to investments in foreign securities
                                                            (for example, currency exchange rate
                                                            fluctuations). Products and services of companies
                                                            engaged in internet-related activities are subject
                                                            to relatively high risks of rapid obsolescence
                                                            caused by scientific and technological advances.

A mix of equity and debt securities.                        Price volatility and other risks that accompany an
                                                            investment in equity securities. Credit, interest
                                                            rate and other risks that accompany an investment
                                                            in debt securities.

Convertible securities of companies of various              Price volatility and other risks that accompany an
sizes, as well as equities, and high-yield debt.            investment in equity securities. Credit, interest
                                                            rate, liquidity and other risks that accompany an
                                                            investment in debt securities,and lower quality
                                                            debt securities.

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM MAGNACAP FUND                               ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks growth of capital, with dividend income as a secondary consideration.

INVESTMENT STRATEGY [GRAPHIC]

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. The Fund normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria:

Consistent Dividends -- A company must have paid or had the financial capability from its operations to pay a dividend in eight out of the last ten years.

Substantial Dividend Increases -- A company must have increased its dividends or had the financial capability from its operations to have increased its dividends at least 100% over the past 10 years.

Reinvested Earnings -- Dividend payout must be less than 65% of current earnings.

Strong Balance Sheet -- Long term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.

Attractive Price -- A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally, the Fund's investments are primarily in larger companies that are included in the largest 500 U.S. companies. The remainder of the Fund's assets may be invested in equity securities that the Adviser believes have growth potential because they represent an attractive value.

In selecting securities for the Fund, preservation of capital is also an important consideration. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Market Trends -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

4    Pilgrim MagnaCap Fund

                                                           PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 25.28    8.02    9.25    4.15   35.22   18.51   27.73   16.09   12.20    1.23

Best and worst quarterly performance during this period:

4th quarter 1998: up 18.93%

3rd quarter 1990: down 15.99%

The Fund's year-to-date total return as of March 31, 2001 was down 10.71%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns
                                                                          S&P
                                                                          500
                         Class A(2)  Class B(3)  Class C(4)  Class M(5) Index(6)
                         ----------  ----------  ----------  -------------------
One year, ended
December 31, 2000     %    -4.58       -3.90       -0.30       -2.62     -9.11

Five years, ended
December 31, 2000     %    13.47       13.84         N/A       13.54     18.33

Ten years, ended
December 31, 2000     %    14.63         N/A         N/A         N/A     17.46

Since inception of
Classes B and M(7)    %    12.39       15.27         N/A       14.92     19.03

Since inception of
Class C(8)            %      N/A         N/A        4.11         N/A      2.09

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1% respectively, for 1 year, 5 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for 1 year return.
(5)  Reflects deduction of sales charge of 3.5%.
(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(7)  Classes B and M commenced operations on July 17, 1995.
(8)  Class C commenced operations on June 1, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Pilgrim MagnaCap Fund    5

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM GROWTH AND INCOME FUND                      ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will invest at least 65% of its total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

6    Pilgrim Growth and Income Fund

                                                  PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 24.87   12.36   13.22   -3.11   22.57   26.46   30.36   21.42   15.54   -3.13

Best and worst quarterly performance during this period:

4th quarter 1998: up 21.95%

3rd quarter 1998: down 12.33%

The Fund's year-to-date total return as of March 31, 2001 was down 13.59%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Average Annual Total Returns(3)

                                               S&P
                                               500
                              Class A(4)     Index(5)
                              ----------     --------
One year, ended
December 31, 2000     %         -8.70          -9.11

Five years, ended
December 31, 2000     %         16.12          18.33

Ten years, ended
December 31, 2000     %         14.82          17.46

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares of the Fund did not have a full year's performance during the year ended December 31, 2000.
(4)  Reflects deduction of sales charge of 5.75%.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim Growth and Income Fund    7

-----------
U.S. Equity
Funds
-----------
                                           Adviser
                                           ING Pilgrim Investments, LLC
                                           Sub-Adviser
PILGRIM RESEARCH ENHANCED INDEX FUND       J.P. Morgan Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in large companies that make up the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Fund. Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Fund's assets are invested so that the Fund's industry sector allocations and market cap weightings closely parallel those of the S&P 500 Index.

By owning a large number of stocks within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks included in the S&P 500 Index. It may also invest in other common stocks not included in the S&P 500 Index. The Fund may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to S&P 500 Index options).

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

8    Pilgrim Research Enhanced Index Fund

                                            PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 18.59   -12.79

Best and worst quarterly performance during this period:

4th quarter 1999: up 12.41%

4th quarter 2000: down 8.54%

The Fund's year-to-date total return as of March 31, 2001 was down 11.87%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Return
                                                                          S&P
                                                                          500
                           Class A(2)     Class B(3)     Class C(4)     Index(5)
                           ----------     ----------     ----------     --------
One year, ended
December 31, 2000      %    -17.23         -17.16         -13.66         -9.11

Since inception(6)     %     -0.94          -0.10           1.43          4.89

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3% respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(6)  The Fund commenced operations on December 30, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                       Pilgrim Research Enhanced Index Fund    9

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
                                                    ING Pilgrim Investments, LLC
                                                    Sub-Adviser
PILGRIM TAX EFFICIENT EQUITY FUND                   Delta Asset Management
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation. The Fund seeks to provide taxable investors with a high total return on an after-tax basis.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its total assets in a portfolio of equity securities whose returns depend upon stock market prices. The Sub-Adviser will manage the Fund's portfolio in a manner that will attempt to reduce net realized capital gains each year. An emphasis will be placed on common stocks of companies which the Sub-Adviser believes to have superior appreciation potential. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined investment process, combining macroeconomic analysis and fundamental company research that seeks to identify growth at a reasonable price:

* The Sub-Adviser first determines the outlook for market sectors and industries based on business cycle characteristics.

* The Sub-Adviser next searches for companies with improving fundamentals and accelerating growth.

* Finally, the Sub-Adviser assesses company stock prices relative to their expected earnings growth rates and to the overall equity markets.

The Sub-Adviser attempts to minimize tax consequences to investors by focusing on non-dividend paying or low-dividend paying stocks and by reducing annual portfolio turnover.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities that meet the Fund's disciplined investment criteria. Rather, the market could favor value-oriented stocks or may not favor equities at all.

Tax Efficient Management -- the Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan).

10   Pilgrim Tax Efficient Equity Fund

                                               PILGRIM TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 18.53   -8.21

Best and worst quarterly performance during this period:

4th quarter 1999: up 11.98%

3rd quarter 1999: down 6.79%

The Fund's year-to-date total return as of March 31, 2001 was down 9.45%.

The table below provides some indication of the risks of investing in the Fund, comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

                          Average Annual Total Returns
                                                                        S&P
                                                                        500
                             Class A(2)    Class B(3)   Class C(4)    Index(5)
                             ----------    ----------   ----------    --------
One year, ended
December 31, 2000      %      -13.52        -13.41        -9.86        -9.11

Since inception(6)     %        4.96          5.71         7.36         4.89 (7)

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3% respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(6)  The Fund commenced operations on December 15, 1998.
(7)  Index return is for the period beginning as of January 1, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Pilgrim Tax Efficient Equity Fund    11

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM GROWTH OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term growth of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

12   Pilgrim Growth Opportunities Fund

                                               PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 38.10    8.05   10.36   -7.66   24.40   20.54   23.59   23.61   93.26  -19.11

Best and worst quarterly performance during this period:

4th quarter 1999: up 39.10%

4th quarter 2000: down 24.38%

The Fund's year-to-date total return as of March 31, 2001 was down 31.28%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Average Annual Total Returns

                                                                                        S&P
                                                                                        500
                                Class A(2)    Class B(3)   Class C(4)   Class T(5)    Index(6)
                                ----------    ----------   ----------   ----------    --------
One year, ended
December 31, 2000        %        -23.75       -24.66       -20.65       -23.60        -9.11

Five years, ended
December 31, 2000        %         22.09        22.53        22.73        22.77        18.33

Ten years, ended
December 31, 2000        %          N/A          N/A          N/A         18.10        17.46

Since inception of
Classes A, B, and C(7)   %         21.95        22.37        22.45         N/A         19.52

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did. The figures shown for 1996 to 2000 provide performance for Class A shares of the Fund. The figures shown for the years 1991 to 1995 provide performance for Class T shares of the Fund. Class T shares would have substantially similar annual returns as the Class A shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class T shares have different expenses.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5)  Reflects deduction of a deferred sales charge of 4% for the 1 year return.
(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(7) Classes A, B and C commenced operations on June 5, 1995. Class T commenced operations on February 3, 1986.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Pilgrim Growth Opportunities Fund    13

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM LARGECAP GROWTH FUND                        ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its net assets in equity securities of large U.S. companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock, warrants, and convertible securities. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of March 31, 2001, this meant market capitalizations in the range of $8.0 billion to $415 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

Market Trends -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

Securities Lending -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

14   Pilgrim LargeCap Growth Fund

                                                    PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         59.45   96.41   -19.12

Best and worst quarterly performance during this period:

4th quarter 1999: up 45.04%

4th quarter 2000: down 23.23%

The Fund's year-to-date total return as of March 31, 2001 was down 27.94%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns

                                                                         Russell
                                                                          1000        S&P
                                                                         Growth       500
                              Class A(3)    Class B(4)    Class C(5)    Index(6)    Index (7)
                              ----------    ----------    ----------    --------    ---------
One year, ended
December 31, 2000       %       -23.77        -23.67        -20.51       -22.42      -9.11

Since inception(8)      %        31.42         32.38         32.82        11.19      11.46 (9)

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(5)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(6) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.
(7) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(8)  The Fund commenced operations on July 21, 1997.
(9)  Index return is for period beginning August 1, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim LargeCap Growth Fund     15

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM MIDCAP OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its total assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). As of March 31, 2001, the market capitalization of companies in the S&P MidCap 400 Index ranged from $220 million to $8.6 billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.

The portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

16   Pilgrim MidCap Opportunities Fund

                                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 103.24  -0.35

Best and worst quarterly performance during this period:

4th quarter 1999: up 44.90%

4th quarter 2000: down 19.33%

The Fund's year-to-date total return as of March 31, 2001 was down 30.02%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.

Average Annual Total Return
                                                                       S&P
                                                                    MidCap 400
                            Class A(2)   Class B(3)    Class C(4)    Index(5)
                            ----------   ----------    ----------    --------
One year, ended
December 31, 2000      %      -6.08         -6.13         -2.03        17.51

Since Inception(6)     %      46.55         48.64         49.17        30.86

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(6)  The Fund commenced operations on August 20, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Pilgrim MidCap Opportunities Fund    17

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM MIDCAP GROWTH FUND                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stocks that the portfolio managers feel have above average prospects for growth. Medium-sized companies are companies with market capitalizations between $1.6 billion and $10.7 billion. The market capitalization range will change as the range of the companies included in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index) changes and with market conditions.

The portfolio managers emphasize a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a "bottom up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

18    Pilgrim MidCap Growth Fund

                                                      PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                         -11.00  37.64   15.84   15.88   14.14   97.56   -4.57

Best and worst quarterly performance during this period:

4th quarter 1999: up 62.66%

4th quarter 2000: down 21.09%

The Fund's year-to-date total return as of March 31, 2001 was down 29.43%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the S&P MidCap 400 Index and the Russell Midcap Growth Index.

Average Annual Total Returns

                                                                              S&P          Russell
                                                                            MidCap         Midcap
                                                                              400          Growth
                            Class A(3)      Class B(4)      Class C(5)      Index(6)       Index(7)
                            ----------      ----------      ----------      --------       --------
One year, ended
December 31, 2000    %       -10.07           -8.99            -5.95         17.51         -11.75

Five years, ended
December 31, 2000    %        22.17           22.68            22.88         20.41          17.77

Since inception of
Classes A and C(8)   %        19.00            N/A             19.18         18.27          17.36 (9)

Since inception
of Class B(8)        %         N/A            24.85             N/A          20.18          19.08 (10)

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of sales charge of 1% for the 1 year return.
(6) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(7) The Russell Midcap Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
(8) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on June 1, 1995.
(9)  Index return is for period beginning May 1, 1993.
(10) Index return is for period beginning June 1, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Pilgrim MidCap Growth Fund    19

-----------
U.S. Equity
Funds
-----------
                                                 Adviser
                                                 ING Pilgrim Investments, LLC
                                                 Sub-Adviser
PILGRIM GROWTH + VALUE FUND                      Navellier Fund Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock, warrants and convertible securities.

The Fund invests in common stock of companies the portfolio manager believes are poised to rise in price. The Sub-Adviser uses a "bottom-up" quantitative screening process designed to identify and select inefficiently priced stocks that achieved superior returns compared to their risk characteristics. The Sub-Adviser first uses a proprietary computer model designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates. The Sub-Adviser then applies a quantitative analysis which focuses on growth and value fundamental characteristics, such as earnings growth, earnings momentum, price to earnings (P/E) ratios, and internal reinvestment rates. The Sub-Adviser then allocates stocks according to how they complement other portfolio holdings.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market. Although the sub-adviser invests in value companies to decrease volatility, these investments may also lower the Fund's performance. The Fund's investments in smaller and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests. Rather, the market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Changes in Interest Rates -- the value of the Fund's convertible securities may fall when interest rates rise. Convertible securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

20    Pilgrim Growth + Value Fund

                                                     PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                 18.10   17.72   88.10   -13.02

Best and worst quarterly performance during this period:

4th quarter 1999: up 43.50%

4th quarter 2000: down 27.69%

The Fund's year-to-date total return as of March 31, 2001 was down 32.03%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell 2000 Index and the Russell 3000 Index.

Average Annual Total Returns

                                                                           Russell      Russell
                                                                            2000          3000
                              Class A(2)     Class B(3)     Class C(4)    Index(5)      Index(6)
                              ----------     ----------     ----------    --------      --------
One year, ended
December 31, 2000     %         -18.02        -17.46         -14.33        -3.02         -7.46

Since inception(7)    %          19.51         20.12          20.38         9.32 (8)     15.61 (8)

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.
(6) The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(7)  The Fund commenced operations on November 18, 1996.
(8)  Index return is for period beginning December 1, 1996.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim Growth + Value Fund    21

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM SMALLCAP OPPORTUNITIES FUND                 ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 changes. The market capitalization of companies held by the Fund as of March 31, 2001 ranged from $82 million to $8.9 billion.

The portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a brand-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempts to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

The Fund was closed to new investors effective February 29, 2000. Investors who were shareholders of the Fund on that day may continue to buy shares after that date into accounts existing on that day. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

22    Pilgrim SmallCap Opportunities Fund

                                             PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 57.27   14.54   20.16   -4.86   11.34   18.16   14.92    7.59   146.94  -6.04

Best and worst quarterly performance during this period:

4th quarter 1999: up 68.12%

3rd quarter 1998: down 24.07%

The Fund's year-to-date total return as of March 31, 2001 was down 29.43%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Returns

                                                                                               Russell
                                                                                                2000
                                  Class A(2)     Class B(3)     Class C(4)     Class T(5)      Index(6)
                                  ----------     ----------     ----------     ----------      --------
One year, ended
December 31, 2000        %          -11.44         -11.71          -7.76        -10.52           -3.02

Five years, ended
December 31, 2000        %           26.15          26.62          26.72         26.93           10.31

Ten years, ended
December 31, 2000        %            N/A            N/A            N/A          22.41           15.53

Since inception of
Classes A, B, and C(7)   %           25.71          26.11          26.14          N/A            12.49

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did. The figures shown for the years 1996 to 2000 provide performance for Class A shares of the Fund. The figures shown for the years 1991 to 1995 provide performance for Class T shares of the Fund. Class T shares would have substantially similar annual returns as the Class A shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class T shares have different expenses.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5)  Reflects deduction of deferred sales charge of 4% for the 1 year return.
(6) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(7) Classes A, B and C commenced operations on June 5, 1995. Class T commenced operations on February 3, 1986.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Pilgrim SmallCap Opportunities Fund    23

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM SMALLCAP GROWTH FUND                        ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth. Smaller companies are companies with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index. As of March 31, 2001, the market capitalization of companies held by the Fund ranged from $82 million to $8.9 billion. The market capitalization range will change as the range of the companies included in the Russell 2000 changes.

The Fund emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a "bottom up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.

The Fund considers a company to be small if it has a market capitalization corresponding at the time of purchase to the middle 90% of the Russell 2000 Growth Index. In the Adviser's opinion, the middle 90% includes companies with capitalizations between $255 million and $1.4 billion. Capitalization of companies in the Index will change with market conditions.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-cap companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

24    Pilgrim SmallCap Growth Fund

                                                    PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                         -4.03   34.87   18.27   11.24    3.68   89.97   -5.52

Best and worst quarterly performance during this period:

4th quarter 1999: up 50.47%

3rd quarter 1998: down 23.64%

The Fund's year-to-date total return as of March 31, 2001 was down 29.16%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Growth Index.

Average Annual Total Returns

                                                                      Russell
                                                                       2000
                                                                      Growth
                             Class A(3)    Class B(4)   Class C(5)   Index(6)
                             ----------    ----------   ----------   --------
One year, ended
December 31, 2000    %         -10.95        -10.36       -7.05       -22.43

Five years, ended
December 31, 2000    %          18.21         18.56       18.87         7.14

Since inception of
Classes A and C(7)   %          17.42          N/A        17.67         8.81 (8)

Since inception
of Class B(7)        %           N/A          21.17        N/A         10.04

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(6) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.
(7) Classes A and C commenced operations on December 27, 1993. Class B commenced operations on May 31, 1995.
(8)  Index return is for period beginning January 1, 1994.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim SmallCap Growth Fund    25

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM BANK AND THRIFT FUND                        ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund primarily seeks long-term capital appreciation; a secondary objective is income.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of national and state-chartered banks (other than money center banks), thrifts, and the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts that may allow the Fund to participate in stock conversions of the mutual thrift. This policy may only be changed with approval of the shareholders of the Fund.

The Fund may invest up to 35% of its total assets in equity securities, including preferred stocks or adjustable rate preferred stocks, of other types of issuers, including money center banks, other financial services companies, and companies that are not in financial services industries, and in nonconvertible debt securities (including certificates of deposit, commercial paper, notes, bonds or debentures) of any maturity that are either issued or guaranteed by the United States Government or an agency thereof or issued by a corporation or other issuer and rated in one of the top four categories by Moody's (Baa and better) or S&P (BBB and better) or similarly rated by another nationally recognized rating organization. The Fund may invest up to 10% of its assets in securities of other investment companies.

The portfolio manager emphasizes a value approach, and selects securities that are undervalued relative to the market and have potential for future growth, including securities of institutions that the portfolio manager believes are well positioned to take advantage of investment opportunities in the banking and thrift industries.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- to medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

Risks of Concentration -- because the Fund's investments are concentrated in the banking and thrift industries, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of banks and thrifts as a group falls out of favor, the Fund could underperform funds that focus on other types of companies.

Changes in Interest Rates -- the value of the Fund's securities may fall when interest rates rise because the profitability of banks and thrifts may be largely dependent on the availability and cost of capital, which in turn fluctuates significantly in responses to changes in interest rates and general economic conditions.

Illiquid Securities -- if a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might which to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

Other Investment Companies -- because the Fund invests in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Debt Securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

26    Pilgrim Bank and Thrift Fund

                                                    PILGRIM BANK AND THRIFT FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 49.49   32.36    7.79   -1.89   49.69   41.10   64.86   -1.83  -18.64   27.79

Best and worst quarterly performance during this period:

3rd quarter 2000: up 20.34%

3rd quarter 1998: down 19.30%

The Fund's year-to-date total return as of March 31, 2001 was up 1.07%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), the S&P Major Regional Banks Index and the NASDAQ 100 Financial Index.

Average Annual Total Returns

                                                                    S&P
                                                                   Major        NASDAQ
                                                      S&P         Regional       100
                              Class      Class        500          Banks      Financial
                               A(3)       B(4)      Index(5)      Index(6)     Index(7)
                               ----       ----      --------      --------     --------
One year, ended
December 31, 2000       %     20.43      21.82        -9.11        27.32        13.61

Five years, ended
December 31, 2000       %     17.43       N/A         18.33        19.87        14.50

Ten years, ended
December 31, 2000       %     20.97       N/A         17.46        24.43         N/A

Since inception
of Class B(8)           %      N/A        2.68        13.79         9.81 (9)     5.07 (9)

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to October 17, 1997, the Fund operated as a closed-end investment company.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(6) The S&P Major Regional Banks Index is an unmanaged index that measures the performance of securities of major regional banks in the S&P 500 Index.
(7) The NASDAQ 100 Financial Index is an unmanaged index that measures the performance of securities of the 100 largest financial companies traded on NASDAQ.
(8)  Class B shares commenced operations on October 17, 1997.
(9)  Index return is for period beginning October 31, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim Bank and Thrift Fund    27

-----------
U.S. Equity
Funds
-----------
                                         Adviser
                                         ING Pilgrim Investments, LLC
                                         Sub-Adviser
PILGRIM INTERNET FUND                    ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 65% of its total assets in a portfolio of equity securities of U.S. and non-U.S. internet technology companies. The Fund defines internet technology companies as those companies with internet businesses or internet related consulting or services businesses, or that derive at least 50% of their total revenues or earnings from business operations in internet related hardware, software or infrastructure industries. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.

The Sub-Adviser believes that the internet is in the early stages of a period of promising growth. The internet has enabled companies to tap into new markets, use new distribution channels and do business with end users of their products all over the world without having to go through wholesalers and distributors. The Sub-Adviser believes that investment in companies related to the internet should offer substantial opportunities for long-term capital appreciation. Generally, the Sub-Adviser's overall stock selection for the Fund will be based on an assessment of a company's fundamental prospects. The Sub-Adviser anticipates, however, that a portion of the Fund's holdings will be invested in newly issued securities being sold in the primary or secondary market.

In choosing investments for the Fund, the Sub-Adviser first identifies themes which it believes will drive the internet in the future. Then, by conducting extensive fundamental research, the Sub-Adviser analyzes individual companies worldwide to identify those firms that are most likely to benefit from the selected investment themes.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities that meet the Fund's disciplined investment criteria. Rather, the market could favor value-oriented stocks or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Lack of Diversification -- the Fund is classified as a non-diversified investment company, which means that, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of the Fund's assets in the securities of a smaller number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Industry Concentration -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Internet Technology Risk -- internet and internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in internet and internet-related activities are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

28    Pilgrim Internet Fund

                                                           PILGRIM INTERNET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         -69.16

Best and worst quarterly performance during this period:

1st quarter 2000: down 0.35%

4th quarter 2000: down 53.08%

The Fund's year-to-date total return as of March 31, 2001 was down 45.85%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Return

                                                                        S&P
                                                                        500          @Net
                          Class A(2)     Class B(3)     Class C(4)    Index(5)     Index (6)
                          ----------     ----------     ----------    --------     ---------
One year, ended
December 31, 2000    %      -70.93         -70.56         -69.66       -9.11       -51.24

Since inception(7)   %      -22.49         -21.60         -19.99       -1.41       -7.19 (8)

----------
(1) These figures are as of December 31, 2000. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 4% respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(6) The @Net Index encompasses 50 companies which are key components in the development of the Internet. The Index is weighted based upon market capitalization of each of the component stocks.
(7)  The Fund commenced operations on July 1, 1999.
(8)  Index return is for period beginning June 30, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Pilgrim Internet Fund    29

------------
Equity &
Income Funds
------------
                                                    Adviser
PILGRIM BALANCED FUND                               ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a balance of long-term capital appreciation and current income.

INVESTMENT STRATEGY [GRAPHIC]

The Fund's Adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally maintains 40% to 60% of its assets in debt securities of any maturity issued by corporations or other business entities and the U.S. Government and its agencies and instrumentalities, and government sponsored enterprises, and normally seeks a target allocation of 50%, although this may vary with market conditions.

The remainder of the Fund's assets are normally invested in equity securities of large companies that the Adviser believes are leaders in their industries. The Adviser considers whether these companies have a sustainable competitive edge. The portfolio managers emphasize a value approach in equity selection, and seek securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with a market capitalization of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.

A portion of the Fund's net assets (up to 35%) may be invested in high yield debt securities (commonly known as "junk bonds") rated below investment grade (i.e., lower than the four-highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit quality for the high yield debt securities in which the Fund may invest. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique or in furtherance of its investment objective. The Fund may invest up to 35% of its net assets in zero coupon securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund also may invest in smaller companies, which may be more susceptible to price swings than larger companies.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Changes in Interest Rates -- the value of debt and equity securities can change in response to changes in interest rates. The value of the debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Zero coupon securities are particularly sensitive to changes in interest rates.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Inability to Sell Securities -- high yield securities and securities of smaller companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

30    Pilgrim Balanced Fund

                                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                         -6.29   23.43   16.39   20.50   23.35    8.48   -3.23

Best and worst quarterly performance during this period:

3rd quarter 1997: up 14.44%.

2nd quarter 1994: down 5.93%

The Fund's year-to-date total return as of March 31, 2001 was down 3.10%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of broad measures of market performance -- the Standard & Poor's Barra Value Index (S&P Barra Value Index), the Lehman Aggregate Bond Index, the Lipper Balanced Fund Index and a composite index consisting of 60% S&P 500 Composite Stock Price Index and 40% Lehman Brothers Government/Corporate Bond Index.

Average Annual Total Returns(3)

                                                                  S&P          Lehman        Lipper
                                                                 Barra        Aggregate     Balanced
                               Class      Class      Class       Value          Bond          Fund       Composite
                                A(4)       B(5)       C(6)      Index(7)      Index(8)      Index(9)       Index
                                ----       ----       ----      --------      --------      --------       -----
One year, ended
December 31, 2000     %         -8.78     -8.17      -4.68       27.84          11.63          2.39        1.50

Five years, ended
December 31, 2000     %         11.34     11.83      11.93       17.04           6.46         11.80       11.38

Since inception of
Classes A and C(10)   %         11.07      N/A       11.23       16.10 (12)      6.72 (12)     N/A         N/A

Since inception
of Class B(10)        %          N/A      12.66       N/A        18.46 (11)      7.07 (11)     N/A         N/A

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.
(3)  Class T did not have a full year's performance as of December 31, 2000.
(4)  Reflects deduction of sales charge of 5.75%.
(5) Reflects deduction of deferred sales charge of 5%, 2% and 1% respectively, for 1 year, 5 year and since inception returns.
(6)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(7) The S&P Barra Value Index is a capitalization-weighted index of all stocks in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index") that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.
(8) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(9) The Lipper Balanced Fund Index is an unmanaged index that measures the performance of balanced funds (funds that seek current income balanced with capital appreciation).
(10) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995. Class T commenced operations on January 4, 2000.
(11) Index return is for period beginning June 1, 1995.
(12) Index return is for period beginning May 1, 1993.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Pilgrim Balanced Fund    31

------------
Equity &
Income Funds
------------
                                                    Adviser
PILGRIM CONVERTIBLE FUND                            ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum total return, consisting of capital appreciation and current income.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in convertible securities. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Fund emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Fund invests my be rated below investment grade (high risk instruments), or, if not rated, may be of comparable quality. There is no minimum credit rating for securities in which the Fund may invest. Through investments in convertible securities, the Fund seeks to capture the upside potential of the underlying equities with less downside exposure.

The Fund may also invest up to 35% of its total assets in common and nonconvertible preferred stocks, and in nonconvertible debt securities, which may include high yield debt (commonly known as "junk bonds") rated below investment grade, or of comparable quality if unrated. The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. Most but not all of the bonds in which the Fund invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.

In evaluating convertibles, the Fund's Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

In analyzing specific companies for possible investment, the Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Changes in Interest Rates -- the value of the convertible and debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

Credit Risk -- the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

Inability to Sell Securities -- convertible securities and lower rated debt and covertible securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

32    Pilgrim Convertible Fund

                                                        PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                         -8.23   21.67   20.29   22.58   20.86   50.20   -9.03

Best and worst quarterly performance during this period:

3rd quarter 1997: up 14.44%

4th quarter 2000: down 16.02%

The Fund's year-to-date total return as of March 31, 2001 was down 8.63%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston Convertible Index.

Average Annual Total Returns
                                                                      First
                                                                     Boston
                                                                   Convertible
                          Class A(3)    Class B(4)    Class C(5)     Index(6)
                          ----------    ----------    ----------     --------
One year, ended
December 31, 2000    %     -14.26        -13.08        -10.18         -7.83

Five years, ended
December 31, 2000    %      18.07         18.65         18.76         13.21

Since inception of
Classes A and C(7)   %      16.04          N/A          16.19         12.23 (8)

Since inception of
Class B(7)           %       N/A          19.34          N/A          13.86

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1% respectively for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of sales charge of 1% for the 1 year return.
(6) The First Boston Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical, to those in the Fund's portfolio.
(7) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.
(8)  Index return is for period beginning April 30, 1993.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim Convertible Fund    33

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees You Pay Directly
                                               Class A        Class B       Class C(1)     Class M(1)      Class T(2)
                                               -------        -------       ----------     ----------      ----------
Maximum sales charge on your investment
 (as a % of offering price) %

Equity Funds and Equity & Income Funds         5.75(3)         none            none          3.50(3)          none

Maximum deferred sales charge (as a % of purchase or sales price, whichever is less)

Equity Funds and Equity & Income Funds         none(4)         5.00(5)        1.00(6)         none           4.00(7)

----------
(1)  Not all Funds offer Classes C and M. Please see page 39.
(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 39.
(3)  Reduced for purchases of $50,000 and over. Please see page 40.
(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 40.
(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 40.
(6)  Imposed upon redemption within 1 year from purchase. Please see page 40.
(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 40.


Operating Expenses Paid Each Year by the Funds(1)
  (as a % of average net assets)

Class A

                                               Distribution                  Total
                                                and Service                   Fund             Waivers
                                 Management      (12b-1)        Other      Operating             and               Net
 Fund                                Fee           Fees        Expenses     Expenses     Reimbursements(2)(3)    Expenses
 ----                                ---           ----        --------     --------     --------------------    --------
MagnaCap(4)               %         0.71           0.30          0.28         1.29                --               1.29
Growth and Income         %         0.62           0.25          0.22         1.09                --               1.09
Research Enhanced Index   %         0.70           0.30          0.37         1.37                --               1.37
Tax Efficient Equity      %         0.80           0.35          0.71         1.86              -0.41              1.45
Growth Opportunities      %         0.95           0.30          0.21         1.46                --               1.46
LargeCap Growth           %         0.75           0.35          0.26         1.36                --               1.36
MidCap Opportunities      %         1.00           0.30          0.36         1.66                --               1.66
MidCap Growth             %         0.75           0.35          0.26         1.36                --               1.36
Growth + Value            %         1.00           0.30          0.27         1.57                --               1.57
SmallCap Opportunities    %         1.00           0.30          0.15         1.45                --               1.45
SmallCap Growth           %         1.00           0.35          0.32         1.67              -0.05              1.62
Bank and Thrift           %         0.72           0.25          0.44         1.41                --               1.41
Internet                  %         1.25           0.35          0.64         2.24              -0.34              1.90
Balanced                  %         0.75           0.35          0.51         1.61              -0.21              1.40
Convertible               %         0.75           0.35          0.25         1.35                --               1.35

34    What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Operating Expenses Paid Each Year by the Funds(1)
  (as a % of average net assets)

Class B

                                               Distribution                   Total
                                                and Service                    Fund            Waivers
                                 Management      (12b-1)        Other       Operating            and              Net
 Fund                                Fee           Fees        Expenses      Expenses     Reimbursements(2)     Expenses
 ----                                ---           ----        --------      --------     -----------------     --------
MagnaCap(4)               %          0.71          1.00          0.28          1.99              --               1.99
Growth and Income         %          0.62          1.00          0.22          1.84              --               1.84
Research Enhanced Index   %          0.70          1.00          0.37          2.07              --               2.07
Tax Efficient Equity      %          0.80          1.00          0.72          2.52            -0.32              2.20
Growth Opportunities      %          0.95          1.00          0.21          2.16              --               2.16
LargeCap Growth           %          0.75          1.00          0.26          2.01              --               2.01
MidCap Opportunities      %          1.00          1.00          0.36          2.36              --               2.36
MidCap Growth             %          0.75          1.00          0.26          2.01              --               2.01
Growth + Value            %          1.00          1.00          0.27          2.27              --               2.27
SmallCap Opportunities    %          1.00          1.00          0.15          2.15              --               2.15
SmallCap Growth           %          1.00          1.00          0.32          2.32            -0.05              2.27
Bank and Thrift           %          0.72          1.00          0.44          2.16              --               2.16
Internet                  %          1.25          1.00          0.64          2.89            -0.24              2.65
Balanced                  %          0.75          1.00          0.51          2.26            -0.21              2.05
Convertible               %          0.75          1.00          0.25          2.00              --               2.00

Class C

                                               Distribution                   Total
                                                and Service                    Fund            Waivers
                                 Management      (12b-1)        Other       Operating            and              Net
 Fund                                Fee           Fees        Expenses      Expenses     Reimbursements(2)     Expenses
 ----                                ---           ----        --------      --------     -----------------     --------
MagnaCap(4)               %          0.71          1.00          0.28          1.99              --               1.99
Growth and Income         %          0.62          1.00          0.22          1.84              --               1.84
Research Enhanced Index   %          0.70          1.00          0.37          2.07              --               2.07
Tax Efficient Equity      %          0.80          1.00          0.70          2.50            -0.30              2.20
Growth Opportunities      %          0.95          1.00          0.21          2.16              --               2.16
LargeCap Growth           %          0.75          1.00          0.26          2.01              --               2.01
MidCap Opportunities      %          1.00          1.00          0.36          2.36              --               2.36
MidCap Growth             %          0.75          1.00          0.26          2.01              --               2.01
Growth + Value            %          1.00          1.00          0.27          2.27              --               2.27
SmallCap Opportunities    %          1.00          1.00          0.15          2.15              --               2.15
SmallCap Growth           %          1.00          1.00          0.32          2.32            -0.05              2.27
Internet                  %          1.25          1.00          0.64          2.89            -0.24              2.65
Balanced                  %          0.75          1.00          0.51          2.26            -0.21              2.05
Convertible               %          0.75          1.00          0.25          2.00              --               2.00

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Class M

                                               Distribution                    Total
                                                and Service                     Fund           Waivers
                                 Management      (12b-1)         Other       Operating           and             Net
 Fund                                Fee           Fees         Expenses      Expenses    Reimbursements(2)    Expenses
 ----                                ---           ----         --------      --------    -----------------    --------
MagnaCap(4)               %          0.71          0.75            0.28         1.74              --           1.74

Class T
                                               Distribution                    Total
                                                and Service                     Fund           Waivers
                                 Management      (12b-1)         Other       Operating           and             Net
 Fund                                Fee           Fees         Expenses      Expenses    Reimbursements(2)    Expenses
 ----                                ---           ----         --------      --------    -----------------    --------
Growth Opportunities      %          0.95          0.95            0.21         2.11                   --         2.11
SmallCap Opportunities    %          1.00          0.95            0.15         2.10                   --         2.10
Balanced                  %          0.75          0.75            0.51         2.01                 -0.21        1.80

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year, as adjusted for contractual changes, and fee waivers to which the Adviser has agreed for each Fund, except Growth and Income. For Growth and Income, estimated operating expenses are based on contractual operating expenses commencing with ING Pilgrim Investments' management of the Fund.
(2) ING Pilgrim Investments has entered into written expense limitation agreements with each Fund which it advises except MagnaCap, Bank and Thrift, Research Enhanced Index, Growth Opportunities, MidCap Opportunities, Growth + Value, and SmallCap Opportunities, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments is shown under the heading "Waivers and Reimbursements". For each Fund, except the Tax Efficient Equity and Internet Funds, the expense limit will continue through at least October 31, 2001. For the Tax Efficient Equity and Internet Funds, the expense limit will continue through at least February 28, 2002.
(3) This includes a waiver of 0.10% of Distribution Fee for Tax Efficient Equity and Internet Funds for Class A only.
(4) Effective March 23, 2001, certain Pilgrim Funds merged into MagnaCap Fund. As a result of the mergers, it is expected that the operating expenses for MagnaCap Fund will be lower than the operating expenses prior to the mergers.

36    What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class A

Fund                               1 year     3 years     5 years     10 years
----                               ------     -------     -------     --------
MagnaCap                     $       699          960      1,242        2,042
Growth and Income            $       680          902      1,141        1,827
Research Enhanced Index      $       706          984      1,282        2,127
Tax Efficient Equity         $       753        1,126      1,523        2,629
Growth Opportunities         $       715        1,010      1,327        2,221
LargeCap Growth              $       706          981      1,277        2,116
MidCap Opportunities         $       734        1,068      1,425        2,427
MidCap Growth                $       706          981      1,277        2,116
Growth + Value               $       726        1,042      1,381        2,335
SmallCap Opportunities       $       714        1,007      1,322        2,210
SmallCap Growth              $       730        1,067      1,426        2,434
Bank and Thrift              $       710          996      1,302        2,169
Internet                     $       789        1,235      1,706        3,002
Balanced                     $       709        1,034      1,382        2,360
Convertible                  $       705          978      1,272        2,105

Class B
                                              If you sell your shares                     If you don't sell your shares
                                   -------------------------------------------     -------------------------------------------
Fund                               1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
----                               ------     -------     -------     --------     ------     -------     -------     --------
MagnaCap                     $       702          924      1,273        2,136        202        624         1,073       2,136
Growth and Income            $       687          879      1,195        1,962        187        579           995       1,962
Research Enhanced Index      $       710          949      1,314        2,221        210        649         1,114       2,221
Tax Efficient Equity         $       755        1,085      1,540        2,694        255        785         1,340       2,694
Growth Opportunities         $       719          976      1,359        2,315        219        676         1,159       2,315
LargeCap Growth              $       704          931      1,283        2,170        204        631         1,083       2,170
MidCap Opportunities         $       739        1,036      1,460        2,522        239        736         1,260       2,522
MidCap Growth                $       704          931      1,283        2,170        204        631         1,083       2,170
Growth + Value               $       730        1,009      1,415        2,430        230        709         1,215       2,430
SmallCap Opportunities       $       718          973      1,354        2,305        218        673         1,154       2,305
SmallCap Growth              $       730        1,020      1,436        2,490        230        720         1,236       2,490
Bank and Thrift              $       719          976      1,359        2,303        219        676         1,159       2,303
Internet                     $       792        1,195      1,723        3,061        292        895         1,523       3,061
Balanced                     $       708          986      1,391        2,415        208        686         1,191       2,415
Convertible                  $       703          927      1,278        2,160        203        627         1,078       2,160

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    37

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

Class C

                                              If you sell your shares                   If you don't sell your shares
                                   -------------------------------------------   -------------------------------------------
Fund                               1 year     3 years     5 years     10 years   1 year     3 years     5 years     10 years
----                               ------     -------     -------     --------   ------     -------     -------     --------
MagnaCap                     $       302        624         1,073       2,317      202        624         1,073       2,317
Growth and Income            $       287        579           995       2,159      187        579           995       2,159
Research Enhanced Index      $       310        649         1,114       2,400      210        649         1,114       2,400
Tax Efficient Equity         $       353        779         1,331       2,836      253        779         1,331       2,836
Growth Opportunities         $       319        676         1,159       2,493      219        676         1,159       2,493
LargeCap Growth              $       304        631         1,083       2,338      204        631         1,083       2,338
MidCap Opportunities         $       339        736         1,260       2,696      239        736         1,260       2,696
MidCap Growth                $       304        631         1,083       2,338      204        631         1,083       2,338
Growth + Value               $       330        709         1,215       2,605      230        709         1,215       2,605
SmallCap Opportunities       $       318        673         1,154       2,483      218        673         1,154       2,483
SmallCap Growth              $       330        720         1,236       2,652      230        720         1,236       2,652
Internet                     $       392        895         1,523       3,214      292        895         1,523       3,214
Balanced                     $       308        686         1,191       2,579      208        686         1,191       2,579
Convertible                  $       303        627         1,078       2,327      203        627         1,078       2,327

Class M

Fund                               1 year     3 years     5 years     10 years
----                               ------     -------     -------     --------
MagnaCap                     $       521        879        1,261        2,330

Class T
                                              If you sell your shares                   If you don't sell your shares
                                   -------------------------------------------   -------------------------------------------
Fund                               1 year     3 years     5 years     10 years   1 year     3 years     5 years     10 years
----                               ------     -------     -------     --------   ------     -------     -------     --------
Growth Opportunities         $       614        861        1,134        2,276      214        661        1,134        2,276
SmallCap Opportunities       $       613        858        1,129        2,265      213        658        1,129        2,265
Balanced                     $       583        810        1,064        2,218      183        610        1,064        2,218

38    What You Pay to Invest

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

PILGRIM PURCHASE OPTIONSTM

Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

Class A

*    Front-end sales charge, as described on the next page.
*    Distribution and service (12b-1) fees of 0.25% to 0.35% (varies by Fund).

Class B

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1%.
*    A contingent deferred sales charge, as described on the next page.
* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

Class C

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1%.
* A 1% contingent deferred sales charge on shares sold within one year of purchase.
* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.
*    Not offered by Bank and Thrift Fund.

Class M

*    Lower front-end sales charge than Class A, as described on the next page.
*    Distribution and service (12b-1) fees of 0.75%.
* No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.
*    Offered only by MagnaCap Fund.

Class T

* No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T shares of another Fund.
*    Distribution and service (12b-1) fees of 0.75 to 0.95% (varies by Fund).
*    A contingent deferred sales charge, as described on the next page.
* Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.
* Offered only by Growth Opportunities Fund, SmallCap Opportunities Fund and Balanced Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    39

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

Class A(1)

Class A shares of the Funds are sold subject to the following sales charge:

                              U.S. Equity Funds and
                              Equity & Income Funds
                            ------------------------
                             As a %
                             of the       As a % of
                            offering         net
Your Investment               price      asset value
---------------               -----      -----------
Less than $50,000             5.75           6.10
$50,000 - $99,999             4.50           4.71
$100,000 - $249,999           3.50           3.63
$250,000 - $499,999           2.50           2.56
$500,000 - $1,000,000         2.00           2.04
$1,000,000 and over                See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                           Period during which
Your investment                  CDSC         CDSC applies
---------------                  ----         ------------
$1,000,000 to $2,499,999         1.00%           2 years
$2,500,000 to $4,999,999         0.50%           1 year
$5,000,000 and over              0.25%           1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge of 1% within one year from the date of purchase.

Class A shares that were purchased in an amount of $1 million or more through funds that were part of the Northstar family of funds and the ING family of funds at the time of purchase may be subject to a different contingent deferred sales charge period of 18 months and 12 months, respectively, from the date of purchase. See the SAI for further information.

Class B, Class C and Class T

Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge(2)

                                  CDSC on shares
Years after purchase                being sold
--------------------                ----------
1st year                                 5%
2nd year                                 4%
3rd year                                 3%
4th year                                 3%
5th year                                 2%
6th year                                 1%
After 6th year                         none

----------
(2) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

Class C Deferred Sales Charge

                             CDSC on shares
Years after purchase           being sold
--------------------           ----------
1st year                          1%
After 1st year                   none

Class T Deferred Sales Charge

                             CDSC on shares
Years after purchase           being sold
--------------------           ----------
1st year                          4%
2nd year                          3%
3rd year                          2%
4th year                          1%
After 4th year                   none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

Class M

Class M shares of the Funds are sold subject to the following sales charge.

                                    MagnaCap
                                      Fund
                             ------------------------
                              As a %           As a %
                              of the           of net
                             offering           asset
Your investment                price            value
---------------                -----            -----
Less than $50,000              3.50%            3.63%
$50,000 - $99,999              2.50%            2.56%
$100,000 - $249,999            1.50%            1.52%
$250,000 - $499,999            1.00%            1.01%
$500,000 and over              none             none

40    Shareholder Guide

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.
* Rights of Accumulation -- lets you add the value of shares of any open-end Pilgrim Fund (excluding the Pilgrim Money Market and ING Pilgrim Money Market Funds and the Lexington Money Market Trust) you already own to the amount of your next purchase for purposes of calculating the sales charge.
* Combination Privilege -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
* For Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.
* Mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.
* If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

Reinstatement Privilege. If you sell Class B, Class C or Class T shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

Sales Charge Waivers. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    41

SHAREHOLDER
GUIDE                                                     HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Pilgrim Funds are as follows:

*    Non-retirement accounts: $1,000
*    Retirement accounts: $250
* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

Retirement Plans

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                            Initial                   Additional
   Method                 Investment                  Investment
   ------                 ----------                  ----------
By Contacting       An investment
Your                professional with an
Investment          authorized firm
Professional        can help you establish
                    and maintain your
                    account.

By Mail             Visit or consult an           Visit or consult an
                    investment                    investment
                    professional. Make            professional. Fill out
                    your check payable to         the Account Additions
                    the Pilgrim Funds and         form included on the
                    mail it, along with a         bottom of your account
                    completed Application.        statement along with
                    Please indicate your          your check payable to
                    investment professional       the Fund and mail
                    on the New Account            them to the address on
                    Application                   the account statement.
                                                  Remember to write
                                                  your account number
                                                  on the check.

By Wire             Call the ING Pilgrim          Wire the funds in the
                    Operations Department         same manner described
                    at (800) 336-3436 to          under "Initial
                    obtain an account             Investment."
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company ABA
                    #101003621 Kansas
                    City, MO
                    credit to: ______________
                    (the Fund) A/C #751-8315;
                    for further credit to:
                    _______________________
                    Shareholder A/C
                    # _____________________
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                    _______________________
                    (Your Name Here)

                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:

                    Pilgrim Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-6368

42    Shareholder Guide

                                                                     SHAREHOLDER
HOW TO REDEEM SHARES                                                       GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.
*    Minimum withdrawal amount is $100.
*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

     Method                               Procedures
     ------                               ----------

By Contacting Your           You may redeem by contacting your investment
Investment Professional      professional. Investment professionals may charge
                             for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                             Pilgrim Funds
                             P.O. Box 219368
                             Kansas City, MO 64121-6368

                             If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --              You may redeem shares by telephone on all accounts
Expedited Redemption         other than retirement accounts, unless you check
                             the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                             To redeem by telephone, call the Shareholder
                             Servicing Agent at (800) 992-0180.

                             Receiving Proceeds By Check:

                             You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                             Receiving Proceeds By Wire:

                             You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    43

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, except for Lexington Money Market Trust and Pilgrim Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Pilgrim Money Market and ING Pilgrim Money Market Funds for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Pilgrim Money Market and ING Pilgrim Money Market Funds. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

44    Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC on Exchange to Pilgrim Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from any Pilgrim Fund described in this prospectus to the Pilgrim Senior Income Fund. However, if you exchange into Pilgrim Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original Pilgrim Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original Pilgrim Fund.

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access

Unless your Pilgrim shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your acount information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative, you may call the toll-free number listed above and select Option 2.

Privacy Policy

You may review the Fund's policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    45

MANAGEMENT
OF THE FUNDS                                                            ADVISERS
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC. ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim has overall responsibility for the management of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.

As of March 31, 2001, ING Pilgrim managed over $17.8 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                Management
Fund                               Fee
----                               ---
MagnaCap                           0.71%
Growth and Income                  0.62
Research Enhanced Index            0.70
Tax Efficient Equity               0.80
Growth Opportunities               0.95
LargeCap Growth                    0.75
MidCap Opportunities               1.00
MidCap Growth                      0.75
Growth + Value                     1.00
SmallCap Opportunities             1.00
SmallCap Growth                    1.00
Bank and Thrift                    0.72
Internet                           1.25
Balanced                           0.75
Convertible                        0.75

ING Pilgrim Directly Manages the Portfolios of the Following Funds:


Growth Opportunities Fund, LargeCap Growth Fund, MidCap Opportunities Fund and MidCap Growth Fund.

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund, LargeCap Growth Fund, MidCap Opportunities Fund and MidCap Growth Fund.

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the fund was formed in August 1998, Growth Opportunities Fund since November 1998, MidCap Growth Fund since April 2000, and LargeCap Growth Fund since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the fund was formed in August 1998, Growth Opportunities Fund since November 1998, and MidCap Growth Fund since April 2000. Mr. Bernstein has served as Co-Portfolio Manager of LargeCap Growth Fund since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

46    Management of the Funds

                                                                      MANAGEMENT
ADVISERS                                                            OF THE FUNDS
--------------------------------------------------------------------------------

SmallCap Opportunities Fund and SmallCap Growth Fund

Mary Lisanti, whose background is described above, has served as a manager of the SmallCap Opportunities Fund since July 1998 and SmallCap Growth Fund since April 2000.

MagnaCap Fund

G. David Underwood, Senior Vice President and Senior Portfolio Manager for ING Pilgrim, has served as Portfolio Manager of MagnaCap Fund since January 2001, and as part of the portfolio management team that manages MagnaCap Fund since December 1996. Prior to joining ING Pilgrim in December 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager.

Growth and Income Fund

Alan H. Wapnick, Senior Vice President and Senior Portfolio Manager for ING Pilgrim, has been managing the Growth and Income Fund's portfolio since January, 1994. He joined ING Pilgrim in July 2000. Prior to July 2000, he was Senior Vice President and Senior Portfolio Manager at Lexington Management Corporation ("Lexington") (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.W. Seligman, Dean Witter and most recently Union Carbide Corporation.

Bank and Thrift Fund

The following individuals share responsibility for the day-to-day management of the Bank and Thrift Fund:

Robert M. Kloss, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of Bank and Thrift Fund since January 2001. Mr. Kloss has served as an Equity Analyst and Portfolio Manager for ING Pilgrim since 1998. From 1995 to 1998, he served as a Product Manager for the Pilgrim America Masters Series funds. Prior to 1995, Mr. Kloss was Vice President for Financial Planning at Express America Holdings, Corp., which subsequently acquired ING Pilgrim's predecessor (Pilgrim America Investments, Inc.). Mr. Kloss has also served as a principal with Phoenix Strategies, and as a Vice President of Operations and Vice President and Vice President and Director of Financial Planning for Wells Fargo Credit Corporation.

Steven L. Rayner, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of Bank and Thrift Fund since January 2001. Mr. Rayner has served as Equity Analyst for the Bank and Thrift Fund since June 1995. Mr. Rayner held the same position at ING Pilgrim's predecessor (Pilgrim America Investments, Inc.) from 1993 to 1994. Mr. Rayner holds the professional designations of Chartered Financial Analyst and Certified Public Accountant.

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has oversight for the Fund's strategy.

Balanced Fund

The following individuals share responsibility for the day-to-day management of the Balanced Fund:

G. David Underwood, whose background is described above, has served as Senior Portfolio Manager of the equity portion of the Balanced Fund's assets since May 24, 1999.

Robert K. Kinsey, Vice President and Portfolio Manager, has served as a Portfolio Manager of Balanced Fund since May 24, 1999. Mr. Kinsey manages Balanced Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to
March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of the high yield portion of the Balanced Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

Convertible Fund

Andrew Chow, Vice President of ING Pilgrim, has served as a Portfolio Manager of Convertible Fund since October 1, 2000. Prior to joining ING Pilgrim, Mr. Chow was the portfolio manager of the Conseco Convertible Securities Fund since 1998. He joined Conseco in 1991 where he was also responsible for managing convertible securities accounts.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Management of the Funds    47

MANAGEMENT
OF THE FUNDS                                                        SUB-ADVISERS
--------------------------------------------------------------------------------

SUB-ADVISERS

For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

Research Enhanced Index Fund

J.P. Morgan Investment Management Inc.

A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the Pilgrim Research Enhanced Index Fund. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $350 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the Pilgrim Research Enhanced Index Fund.

Ms. Buziak has co-managed the Pilgrim Research Enhanced Index Fund since April 1999. At J.P. Morgan, she serves as a Portfolio Manager and Member of the Structured Equity Group.

Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

Mr. Devlin has co-managed the Pilgrim Research Enhanced Index Fund since the Fund was formed in December 1998. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors.

Mr. Kroll has co-managed the Pilgrim Research Enhanced Index Fund since March 2000. At J.P. Morgan he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Kroll has over 20 years of investment experience. Before joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co.

Tax Efficient Equity Fund

Delta Asset Management

A registered investment adviser, Delta Asset Management ("Delta") serves as Sub-Advisor to the Pilgrim Tax Efficient Equity Fund. Delta is a division of Furman Selz Capital Management LLC ("FSCM"). Delta manages over $5 billion for institutions and high net worth individuals. Delta's principal address is 333 South Grand Avenue, Los Angeles, CA 90071.

Mr. Robert Sandroni, Mr. Carl Goldsmith and Ms. Marla K. Ryan have primary responsibility for managing the Fund. Mr. Sandroni and Mr. Goldsmith have been investment professionals with Delta since 1991 and each has over 20 years of investment experience. Ms. Ryan has been an investment professional with Delta since 1998 and has over 10 years of investment experience.

Growth + Value Fund

Navellier Fund Management, Inc.

A registered investment adviser, Navellier Fund Management Inc. (Navellier) serves as Sub-Adviser to the Pilgrim Growth + Value Fund. Navellier and its affiliate, Navellier & Associates, Inc., manage over $5 billion for institutions, pension funds and high net worth individuals. Navellier's principal address is 1 East Liberty, Third Floor, Reno, Nevada 89501.

Louis Navellier has managed the Pilgrim Growth + Value Fund since the Fund was formed in November 1996. Mr. Navellier has over 19 years of investment management experience and is the principal owner of Navellier & Associates, Inc., a registered investment adviser that manages investments for institutions, pension funds and high net worth individuals. Mr. Navellier's investment newsletter, MPT Review, has been published for over 19 years and is widely renowned throughout the investment community.

Internet Fund

ING Investment Management Advisors B.V.

A registered investment adviser, ING Investment Management Advisors B.V. ("IIMA") serves as sub-advisor to the Pilgrim Internet Fund. As of December 31, 2000, IIMA manages over $144.4 billion for entities affiliated and unaffiliated with ING Group. IIMA's principal address is Schenkkede 65, 2595 AS The Hague, The Netherlands.

Mr. Guy Uding has primary responsibility for managing the Fund and heads a three-member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995 and has five years of investment experience.

48    Management of the Funds

                                                                      DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                        AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

        Annually(1)                Semi-Annually(1)     Quarterly(2)
        -----------                ----------------     ------------
        Research Enhanced          MagnaCap             Balanced
        Index                      Growth and           Convertible
        Tax Efficient Equity       Income
        Growth
        Opportunities
        LargeCap Growth
        MidCap
        Opportunities
        MidCap Growth
        Growth + Value
        SmallCap
        Opportunities
        SmallCap Growth
        Bank and Thrift
        Internet

----------
(1)  Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.

Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C, M or T shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Dividends, Distributions and Taxes    49

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information (the "SAI").

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (MagnaCap, Balanced, Growth and Income and Internet Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Inability to Sell Securities (All Funds except MagnaCap, Research Enhanced Index, LargeCap Growth and Bank and Thrift Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (Balanced and Convertible Funds). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities (Balanced and Convertible Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

50    More Information About Risks

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

Convertible Securities (All Funds except Research Enhanced Index and Growth Opportunities Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Bank and Thrift and Balanced Funds). Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Interests in Loans (Balanced Fund). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

Derivatives (Balanced Fund). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Portfolio Turnover. Each Fund (except the MagnaCap, and Research Enhanced Index) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

Investments in Small- and Mid-Capitalization Companies (MidCap Opportunities, MidCap Growth, SmallCap Opportunities, SmallCap Growth, Tax Efficient Equity and Internet Funds). The Funds may invest in small and mid capitalization companies. Investments in mid-and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Non-diversified Investment Companies (Internet Fund). Certain Funds are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

Concentration (Bank and Thrift and Internet Funds). Certain Funds "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

OTHER RISKS

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    51

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities (except MagnaCap Fund may not invest in restricted securities). If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

52    More Information About Risks

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Financial Highlights    53

                                                                       FINANCIAL
PILGRIM MAGNACAP FUND                                                 HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below. except for the six month period ended December 31, 2000, has been audited by KPMG LLP, independent auditors.

                                                                              Class A
                                             --------------------------------------------------------------------------
                                               Six Months
                                                 Ended                          Year Ended June 30,
                                              December 31,    ---------------------------------------------------------
                                                  2000        2000          1999         1998         1997         1996
                                                  ----        ----          ----         ----         ----         ----
                                              (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period    $       15.84        17.69         17.07        15.92        16.69        14.03
 Income from investment operations:
 Net investment income (loss)            $        0.04         0.07          0.07         0.04         0.10         0.09
 Net realized and unrealized gains on
 investments                             $        0.56        (0.08)         2.37         3.02         4.16         2.87
 Total from investment operations        $        0.60        (0.01)         2.44         3.06         4.26         2.96
 Less distributions from:
 Net investment income                   $        0.09         0.05          0.04         0.06         0.12         0.06
 Net realized gains on investments       $        1.88         1.79          1.78         1.85         4.91         0.24
 Net asset value, end of period          $       14.47        15.84         17.69        17.07        15.92        16.69
 Total Return(2):                        %        3.91        (0.36)        15.93        20.53        30.82        21.31

Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     292,800      303,864       368,508      348,759      290,355      235,393
 Ratios to average net assets:
 Expenses(3)                             %        1.28         1.29          1.35         1.37         1.46         1.68
 Net investment income (loss)(3)         %        0.47         0.41          0.41         0.29         0.64         0.54
 Portfolio turnover rate                 %          28           26            48           53           77           15

                                                                              Class B
                                              ----------------------------------------------------------------------------
                                              Six Months                                                         July 17,
                                                Ended                     Year Ended June 30,                   1995(1) to
                                             December 31,     --------------------------------------------       June 30,
                                                 2000         2000         1999          1998         1997          1996
                                                 ----         ----         ----          ----         ----          ----
                                              (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period    $       15.44        17.36        16.86         15.81        16.59        14.22
 Income from investment operations:
 Net investment income (loss)            $       (0.02)       (0.05)       (0.04)        (0.04)          --         0.06
 Net realized and unrealized gains on
 investments                             $        0.55        (0.08)        2.32          2.97         4.13         2.61
 Total from investment operations        $        0.53        (0.13)        2.28          2.93         4.13         2.67
 Less distributions from:
 Net investment income                   $          --           --           --          0.03           --         0.06
 Net realized gains on investments       $        1.88         1.79         1.78          1.85         4.91         0.24
 Net asset value, end of period          $       14.09        15.44        17.36         16.86        15.81        16.59
 Total Return(2):                        %        3.58        (1.11)       15.12         19.76        29.92        18.98

Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      80,845       87,167      116,227        77,787       37,427       10,509
 Ratios to average net assets:
 Expenses(3)                             %        1.98         1.99         2.05          2.07         2.16         2.38
 Net investment income (loss)(3)         %       (0.24)       (0.29)       (0.29)        (0.41)       (0.04)        0.07
 Portfolio turnover rate                 %          28           26           48            53           77           15

                                                          Class C
                                              ------------------------------------
                                               Six Months      Year       June 1,
                                                  Ended        Ended    1999(1) to
                                              December 31,   June 30,    June 30,
                                                  2000         2000        1999
                                                  ----         ----        ----
                                               (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period    $       15.44        17.37       16.69
 Income from investment operations:
 Net investment income (loss)            $       (0.01)       (0.10)         --
 Net realized and unrealized gains on
 investments                             $        0.55        (0.04)       0.68
 Total from investment operations        $        0.54        (0.14)       0.68
 Less distributions from:
 Net investment income                   $          --           --          --
 Net realized gains on investments       $        1.88         1.79          --
 Net asset value, end of period          $       14.10        15.44       17.37
 Total Return(2):                        %        3.65        (1.17)       4.07

Ratios/Supplemental Data:
 Net assets, end of period (000's)       $       4,944        3,660         601
 Ratios to average net assets:
 Expenses(3)                             %        1.98         1.99        1.12
 Net investment income (loss)(3)         %       (0.23)       (0.29)       0.42
 Portfolio turnover rate                 %          28           26          48

                                                                              Class M
                                              -----------------------------------------------------------------------
                                               Six Months                                                    July 17,
                                                 Ended                     Year Ended June 30,             1995(1) to
                                              December 31,   --------------------------------------------    June 30,
                                                  2000       2000         1999         1998         1997       1996
                                                  ----       ----         ----         ----         ----       ----
                                              (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period    $       15.64       17.51        16.95        15.87        16.63      14.22
 Income from investment operations:
 Net investment income (loss)            $          --       (0.01)       (0.01)          --         0.02       0.08
 Net realized and unrealized gains on
 investments                             $        0.55       (0.06)        2.35         2.98         4.16       2.63
 Total from investment operations        $        0.55       (0.07)        2.34         2.98         4.18       2.71
 Less distributions from:
 Net investment income                   $          --        0.01           --         0.05         0.03       0.06
 Net realized gains on investments       $        1.88        1.79         1.78         1.85         4.91       0.24
 Net asset value, end of period          $       14.31       15.64        17.51        16.95        15.87      16.63
 Total Return(2):                        %        3.67       (0.71)       15.41        20.00        30.26      19.26

Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      11,919      13,050       16,351       14,675        6,748      1,961
 Ratios to average net assets:
 Expenses(3)                             %        1.73        1.74         1.80         1.82         1.91       2.13
 Net investment income (loss)(3)         %        0.01       (0.04)       (0.04)       (0.16)        0.22       0.32
 Portfolio turnover rate                 %          28          26           48           53           77         15

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

54    Pilgrim MagnaCap Fund

FINANCIAL
HIGHLIGHTS                                        PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers, independent accountants.

                                                                                           Class A
                                                               ------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                               ------------------------------------------------------------
                                                               2000(4)       1999          1998          1997          1996
                                                               -------       ----          ----          ----          ----
Per Share Operating Performance:
 Net asset value, beginning of year                  $         22.38         21.91         20.27         18.56         15.71
 Net investment income (loss)                        $         (0.01)         0.05           --           0.05          0.07
 Net realized and unrealized gain (loss) from
 investment operations                               $         (0.51)         3.33          4.30          5.46          4.08
 Total income (loss) from investment operations      $         (0.52)         3.38          4.30          5.51          4.15
 Less distributions:
 Distributions from net investment income            $            --          0.05            --          0.07          0.13
 Distributions from net realized gains               $          3.76          2.86          2.66          3.73          1.17
 Total distributions                                 $          3.76          2.91          2.66          3.80          1.30
 Net asset value, end of year                        $         18.10         22.38         21.91         20.27         18.56
 Total Return(1)                                     %         (3.13)        15.54         21.42         30.36         26.46

Ratios/Supplemental Data:
 Net assets, end of year (thousands)                 $       226,905       254,532       245,790       228,037       200,309
 Ratio of expenses to average net assets             %          1.09          0.95          1.16          1.17          1.13
 Ratio of net investment income (loss) to average
 net assets                                          %         (0.06)         0.21          0.06          0.21          0.43
 Portfolio turnover rate                             %            85            86            63            88           101

                                                                  Class B                  Class C
                                                           --------------------     --------------------
                                                            August 22, 2000(2)      September 26, 2000(2)
                                                           through December 31,     through December 31,
                                                                   2000                     2000
                                                                   ----                     ----
Per Share Operating Performance:
 Net asset value, beginning of period                $            24.16                    23.40
 Net investment loss                                 $            (0.02)                   (0.02)
 Net realized and unrealized loss from
 investment operations                               $            (2.73)                   (2.01)
 Total loss from investment operations               $            (2.75)                   (2.03)
 Less distributions:
 Distributions from net investment income            $               --                       --
 Distributions from net realized gains               $              3.32                     3.32
 Total distributions                                 $              3.32                     3.32
 Net asset value, end of period                      $             18.09                    18.05
 Total Return(1)                                     %            (11.95)                   (9.30)

Ratios/Supplemental Data:
 Net assets, end of period (thousands)               $               722                      160
 Ratio of expenses to average net assets(3)          %              1.84                     1.84
 Ratio of net investment loss to average
 net assets(3)                                       %             (0.81)                   (0.81)
 Portfolio turnover rate                             %                85                       85


----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(2)  Commencement of offering shares
(3)  Annualized for periods less than one year.
(4) Effective July 26, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Growth and Income Fund    55

                                                                       FINANCIAL
PILGRIM RESEARCH ENHANCED INDEX FUND                                  HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                          Class A                   Class B                   Class C
                                                   ---------------------    -----------------------    ----------------------
                                                                 Period                    Period                     Period
                                                  Year Ended     Ended      Year Ended      Ended      Year Ended      Ended
                                                  October 31,    Oct. 31,   October 31,    Oct. 31,    October 31,    Oct. 31,
                                                     2000        1999(1)       2000        1999(1)        2000        1999(1)
                                                     ----        -------       ----        -------        ----        -------
Operating performance:
 Net asset value, beginning of the period    $       11.14        10.00        11.09        10.00         11.09        10.00
 Net investment income (loss)                $          --         0.01        (0.08)       (0.02)        (0.08)       (0.02)
 Net realized and unrealized gain on
 investments                                 $        0.18         1.13         0.18         1.11          0.19         1.11
 Total from investment operations            $        0.18         1.14         0.10         1.09          0.11         1.09
 Distributions from net realized gain        $       (0.15)          --        (0.15)          --         (0.15)          --
 Total distributions                         $       (0.15)          --        (0.15)          --         (0.15)          --
 Net asset value, end of the period          $       11.17        11.14        11.04        11.09         11.05        11.09
 Total return(2)                             %        1.55        11.40         0.83        10.90          0.92        10.90

Ratios and supplemental data:
 Net assets, end of the period (000's)       $      23,571       27,091       94,028       99,249        88,449       75,941
 Ratio of expenses to average net assets
 after reimbursement(4)                      %        1.37         1.29         2.07         1.99          2.07         1.99
 Ratio of expenses to average net assets
 prior to expense reimbursement              %        1.37         1.56         2.07         2.29          2.07         2.27
 Ratio of net investment income (loss) to
 average net assets                          %        0.01         0.23        (0.70)       (0.49)(3)     (0.70)       (0.49)(3)
 Portfolio turnover                          %          57           26           57           26            57           26

----------
(1)  Class A, B and C commenced operations on December 30, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized
(4)  Expenses calculated net of taxes and advisor reimbursement.

56    Pilgrim Research Enhanced Index Fund

FINANCIAL
HIGHLIGHTS                                     PILGRIM TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                        Class A                Class B                  Class C
                                                ----------------------  ----------------------   ----------------------
                                                Year Ended October 31,  Year Ended October 31,   Year Ended October 31,
                                                ----------------------  ----------------------   ----------------------
                                                  2000       1999(1)      2000       1999(1)       2000       1999(1)
                                                  ----       -------      ----       -------       ----       -------
Operating performance:
 Net asset value, beginning of period       $    11.99        10.00       11.96       10.00       11.92       10.00
 From Investment Operations:(4)
 Net investment income (loss)               $     0.05         0.04       (0.04)      (0.01)      (0.04)         --
 Net realized and unrealized gain on
 investments                                $     0.38         1.95        0.39        1.97        0.39        1.92
 Total from investment operations           $     0.43         1.99        0.35        1.96        0.35        1.92
 Distributions from net investment income   $    (0.05)          --       (0.03)         --       (0.07)         --
 Total distributions                        $    (0.05)          --       (0.03)         --       (0.07)         --
 Net asset value, end of period             $    12.37        11.99       12.28       11.96       12.20       11.92
 Total return(2)                            %     3.62        19.90        2.94       19.60        2.91       19.20

Ratios and supplemental data:
 Net assets, end of period (000's)          $   47,647       45,714       8,268       7,059       2,870       1,222
 Ratio of expenses to average net assets
 after reimbursement(3)                     %     1.31         1.28        1.96        1.95        1.95        1.97
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)          %     2.22         2.40        2.47        2.66        2.47        2.64
 Ratio of net investment income (loss) to
 average net assets(3)                      %     0.36         0.49       (0.29)      (0.14)      (0.32)      (0.14)
 Portfolio turnover                         %       14            9          14           9          14           9

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges. Total returns would be lower if part of the Fund's expenses were not waived or reinbursed. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than a year.
(4) Per Share calculation for the year ended October 31, 2000 is based on average number of shares outstanding during the year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Pilgrim Tax Efficient Equity Fund    57

                                                                       FINANCIAL
PILGRIM GROWTH OPPORTUNITIES FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                             Class A
                                                                           Year Ended December 31,
                                                          ---------------------------------------------------------
                                                          2000          1999          1998         1997        1996
                                                          ----          ----          ----         ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period             $       33.17         26.06         21.26        17.92       15.53
 Net investment income (loss)                     $       (0.21)        (0.15)        (0.08)        0.03        0.02
 Net realized and unrealized gain (loss) on
 investments                                      $       (6.02)        20.10          5.09         4.16        3.18
 Total from investment operations                 $       (6.23)        19.95          5.01         4.19        3.20
 Distributions from net realized gain             $       (1.49)       (12.84)        (0.21)       (0.85)      (0.81)
 Total distributions                              $       (1.49)       (12.84)        (0.21)       (0.85)      (0.81)
 Net asset value, end of period                   $       25.45         33.17         26.06        21.26       17.92
 Total return(1)                                  %      (19.11)        93.26         23.61        23.59       20.54

Ratios and supplemental data:
 Net assets, end of period (000s)                 $     206,590       101,260        29,358        9,334       4,750
 Ratio of expenses to average net assets after
 reimbursement(2)                                 %        1.46          1.39          1.37         1.37         150
 Ratio of expenses to average net assets prior
 to expense reimbursement(2)                      %        1.46          1.39          1.37         1.40        1.56
 Ratio of net investment income (loss) to
 average net assets(2)                            %       (0.86)        (0.98)        (0.47)        0.04        0.11
 Portfolio turnover                               %         326           286            98           32          62

                                                                                 Class B
                                                                           Year Ended December 31,
                                                          --------------------------------------------------------
                                                          2000          1999         1998         1997        1996
                                                          ----          ----         ----         ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period             $       31.70         25.46        20.93        17.76       15.50
 Net investment income (loss)                     $       (0.35)        (0.18)       (0.23)       (0.15)      (0.06)
 Net realized and unrealized gain (loss) on
 investments                                      $       (5.77)        19.26         4.97         4.17        3.13
 Total from investment operations                 $       (6.12)        19.08         4.74         4.02        3.07
 Distributions from net realized gain             $       (1.49)       (12.84)       (0.21)       (0.85)      (0.81)
 Total distributions                              $       (1.49)       (12.84)       (0.21)       (0.85)      (0.81)
 Net asset value, end of period                   $       24.09         31.70        25.46        20.93       17.76
 Total return(1)                                  %      (19.66)        91.84        22.69        22.84       19.74

Ratios and supplemental data:
 Net assets, end of period (000s)                 $     224,299        88,305       15,480        8,815       4,444
 Ratio of expenses to average net assets after
 reimbursement(2)                                 %        2.16          2.10         2.13         2.14        2.20
 Ratio of expenses to average net assets prior
 to expense reimbursement(2)                      %        2.16          2.10         2.13         2.14        2.24
 Ratio of net investment income (loss) to
 average net assets(2)                            %       (1.56)        (1.69)       (1.26)       (0.95)      (0.55)
 Portfolio turnover                               %         326           286           98           32          62

                                                                                  Class C
                                                                            Year Ended December 31,
                                                           -------------------------------------------------------
                                                           2000          1999         1998        1997        1996
                                                           ----          ----         ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period              $       31.75         25.48        20.91       17.76       15.50
 Net investment income (loss)                      $       (0.31)        (0.10)       (0.27)      (0.13)      (0.05)
 Net realized and unrealized gain (loss) on
 investments                                       $       (5.82)        19.21         5.05        4.13        3.12
 Total from investment operations                  $       (6.13)        19.11         4.78        4.00        3.07
 Distributions from net realized gain              $       (1.49)       (12.84)       (0.21)      (0.85)      (0.81)
 Total distributions                               $       (1.49)       (12.84)       (0.21)      (0.85)      (0.81)
 Net asset value, end of period                    $       24.13         31.75        25.48       20.91       17.76
 Total return(1)                                   %      (19.65)        91.90        22.90       22.73       19.74

Ratios and supplemental data:
 Net assets, end of period (000s)                  $     130,389        21,006        1,625       1,152         365
 Ratio of expenses to average net assets after
 reimbursement(2)                                  %        2.16          2.10         2.13        2.17        2.20
 Ratio of expenses to average net assets prior
 to expense reimbursement(2)                       %        2.16          2.10         2.13        2.17        2.35
 Ratio of net investment income (loss) to
 average net assets(2)                             %       (1.56)        (1.69)       (1.24)      (1.00)      (0.57)
 Portfolio turnover                                %         326           286           98          32          62

                                                                                 Class T
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                            2000        1999         1998         1997         1996
                                                            ----        ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period              $       31.93        25.59        21.02        17.82        15.53
 Net investment income (loss)                      $       (0.50)       (0.39)       (0.36)       (0.17)       (0.06)
 Net realized and unrealized gain (loss) on
 investments                                       $       (5.65)       19.57         5.14         4.22         3.16
 Total from investment operations                  $       (6.15)       19.18         4.78         4.05         3.10
 Distributions from net realized gain              $       (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Total distributions                               $       (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Net asset value, end of period                    $       24.29        31.93        25.59        21.02        17.82
 Total return(1)                                   %      (19.60)       91.72        22.79        22.94        19.90

Ratios and supplemental data:
 Net assets, end of period (000s)                  $      48,095       83,772       52,023       73,674       70,406
 Ratio of expenses to average net assets after
 reimbursement(2)                                  %        2.11         2.03         2.05         2.03         2.00
 Ratio of expenses to average net assets prior
 to expense reimbursement(2)                       %        2.11         2.03         2.05         2.03         2.04
 Ratio of net investment income (loss) to
 average net assets(2)                             %       (1.51)       (1.62)       (1.19)       (0.81)       (3.05)
 Portfolio turnover                                %         326          286           98           32           62

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2)  Annualized for periods less than a year.

58    Pilgrim Growth Opportunities Fund

FINANCIAL
HIGHLIGHTS                                          PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by another independent auditor. The six month period ended December 31, 2000 is unaudited.

                                                                                       Class A
                                                          ----------------------------------------------------------------
                                                           Six Months      Year       Three Months   Year        July 21,
                                                             Ended        Ended          Ended       Ended      1997(1) to
                                                          December 31,    June 30,     June 30,     March 31,   March 31,
                                                            2000(6)        2000         1999(2)       1999        1998
                                                            -------        ----         -------       ----        ----
                                                          (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period              $         43.12         28.09         24.94        15.73        12.50
 Income from investment operations:
 Net investment loss                               $         (0.12)        (0.22)        (0.02)       (0.08)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                                    $        (10.34)        15.63          3.17         9.77         3.29
 Total from investment operations                  $        (10.46)        15.41          3.15         9.69         3.26
 Less distributions from:
 Net investment income                             $            --            --            --           --           --
 Net realized gains on investments                 $          0.46          0.38            --         0.48         0.03
 Net asset value, end of period                    $         32.20         43.12         28.09        24.94        15.73
 Total Return(3):                                  %        (24.32)        55.35         12.63        63.06        62.35

Ratios/Supplemental Data:
 Net assets, end of period (000's)                 $       170,041       186,261        30,108       12,445        4,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)                  %          1.28          1.36          1.43         1.59         1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)                     %          1.28          1.36          1.45         2.24         4.70
 Net investment loss
 after expense reimbursement
 (recoupment)(4)(5)                                %         (0.64)        (0.87)        (0.56)       (0.65)       (0.87)
 Portfolio turnover                                %           121           139            27          253          306

                                                                                       Class B
                                                           --------------------------------------------------------------
                                                           Six Months       Year     Three Months    Year        July 21,
                                                             Ended         Ended        Ended        Ended     1997(1) to
                                                           December 31,   June 30,     June 30,     March 31,   March 31,
                                                             2000(6)        2000        1999(2)       1999        1998
                                                             -------        ----        -------       ----        ----
                                                           (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period              $         42.94         28.15         25.04        15.64        12.50
 Income from investment operations:
 Net investment loss                               $         (0.24)        (0.39)        (0.05)       (0.08)       (0.07)
 Net realized and unrealized gain (loss)
 on investments                                    $        (10.30)        15.56          3.16         9.71         3.24
 Total from investment operations                  $        (10.54)        15.17          3.11         9.63         3.17
 Less distributions from:
 Net investment income                             $            --            --            --           --           --
 Net realized gains on investments                 $          0.46          0.38            --         0.23         0.03
 Net asset value, end of period                    $         31.94         42.94         28.15        25.04        15.64
 Total Return(3):                                  %        (24.61)        55.37         12.42        62.28        61.08

Ratios/Supplemental Data:
 Net assets, end of period (000's)                 $       287,656       333,256        49,057       20,039        3,187
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)                  %          1.93          2.01          2.08         2.24         2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(4)                     %          1.93          2.01          2.10         2.89         4.78
 Net investment loss
 after expense reimbursement
 (recoupment)(4)(5)                                %         (1.29)        (1.52)        (1.21)       (1.28)       (1.36)
 Portfolio turnover                                %           121           139            27          253          306

                                                                                      Class C
                                                         ---------------------------------------------------------------
                                                         Six Months       Year       Three Months    Year      July 21,
                                                            Ended         Ended         Ended       Ended     1997(1) to
                                                         December 31,    June 30,      June 30,    March 31,   March 31,
                                                          2000(6)         2000         1999(2)       1999        1998
                                                          -------         ----         -------       ----        ----
                                                         (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period               $       42.82         28.07         24.97        15.63       12.50
 Income from investment operations:
 Net investment loss                                $       (0.22)        (0.35)        (0.06)       (0.07)      (0.05)
 Net realized and unrealized gains (losses)
 on investments                                     $      (10.28)        15.48          3.16         9.65        3.24
 Total from investment operations                   $      (10.50)        15.13          3.10         9.58        3.19
 Less distributions from:
 Net investment income                              $          --            --            --           --          --
 Net realized gains on investments                  $        0.46          0.38            --         0.24        0.06
 Net asset value, end of period                     $       31.86         42.82         28.07        24.97       15.63
 Total Return(3):                                   %      (24.61)        54.38         12.41        61.97       61.38

Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $     147,542       152,682        17,755        8,004         960
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                                 %        1.93          2.01          2.08         2.25        2.25
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                    %        1.93          2.01          2.10         2.90        7.79
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)                   %       (1.28)        (1.52)        (1.21)       (1.26)      (1.49)
 Portfolio turnover                                 %         121           139            27          253         306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was
     appointed as sub-advisor and   the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC assumed responsibility for day-to-day management of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim LargeCap Growth Fund    59

                                                                       FINANCIAL
PILGRIM MIDCAP OPPORTUNITIES FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                             Class A                            Class B
                                                            Year Ended                         Year Ended
                                                            December 31,                       December 31,
                                                  -------------------------------     -------------------------------
                                                  2000         1999      1998(1)      2000         1999       1998(1)
                                                  ----         ----      -------      ----         ----       -------
Per Share Operating Performance
 Net asset value, beginning of period    $       21.29        12.96       10.00       21.12        12.97       10.00
 Net investment loss                     $       (0.15)       (0.09)      (0.03)      (0.24)       (0.07)      (0.03)
 Net realized and unrealized gain on
 investments                             $        0.16        12.01        2.99        0.09        11.81        3.00
 Total from investment operations        $        0.01        11.92        2.96       (0.15)       11.74        2.97
 Distributions from net
 realized gain                           $       (2.18)       (3.59)         --       (2.18)       (3.59)         --
 Total distributions                     $       (2.18)       (3.59)         --       (2.18)       (3.59)         --
 Net asset value, end of period          $       19.12        21.29       12.96       18.79        21.12       12.97
 Total return(2):                        %       (0.35)      103.24       29.60       (1.13)      101.73       29.70

Ratios and supplemental data:
 Net assets, end of period (000s)        $      25,742        6,291         610      35,551        8,252         140
 Ratio of expenses to average net
 assets after reimbursement(3)           %        1.66         1.74        1.80        2.36         2.40        2.50
 Ratio of expenses to average net
 assets prior to expense
 reimbursement(3)                        %        1.66         1.74        2.42        2.36         2.40        3.27
 Ratio of net investment loss to
 average net assets(3)                   %       (0.96)       (1.34)      (1.10)      (1.66)       (2.00)      (2.05)
 Portfolio turnover                      %         188          201          61         188          201          61

                                                             Class C
                                                           Year Ended
                                                           December 31,
                                                 --------------------------------
                                                 2000          1999       1998(1)
                                                 ----          ----       -------
Per Share Operating Performance
 Net asset value, beginning of period    $       21.03         12.96       10.00
 Net investment loss                     $       (0.24)        (0.07)      (0.04)
 Net realized and unrealized gain on
 investments                             $        0.11         11.73        3.00
 Total from investment operations        $       (0.13)        11.66        2.96
 Distributions from net
 realized gain                           $       (2.18)        (3.59)         --
 Total distributions                     $       (2.18)        (3.59)         --
 Net asset value, end of period          $       18.72         21.03       12.96
 Total return(2):                        %       (1.03)       101.16       29.60

Ratios and supplemental data:
 Net assets, end of period (000s)        $      25,939         4,560          87
 Ratio of expenses to average net
 assets after reimbursement(3)           %        2.36          2.36        2.50
 Ratio of expenses to average net
 assets prior to expense
 reimbursement(3)                        %        2.36          2.36        3.22
 Ratio of net investment loss to
 average net assets(3)                   %       (1.66)        (1.98)      (2.04)
 Portfolio turnover                      %         188           201          61

----------
(1)  Fund commenced operations on August 20, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than one year.

60    Pilgrim MidCap Opportunities Fund

FINANCIAL
HIGHLIGHTS                                            PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                                               Class A
                                            ---------------------------------------------------------------------------
                                                Six                    Three
                                               Months       Year       Months
                                               Ended       Ended       Ended              Year Ended March 31,
                                            December 31,  June 30,    June 30,    -------------------------------------
                                               2000       2000(6)     1999(1)     1999       1998       1997       1996
                                               ----       -------     -------     ----       ----       ----       ----
                                            (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period    $     28.17       21.34       19.93      18.63      16.80     18.37      13.61
 Income from investment operations:
 Net investment loss                     $     (0.09)      (0.22)      (0.06)     (0.50)     (0.14)    (0.17)     (0.18)
 Net realized and unrealized gains
 (losses) on investments                 $     (3.23)      14.08        1.47       3.17       6.50      0.57       4.94
 Total from investment operations        $     (3.32)      13.86        1.41       2.67       6.36      0.40       4.76
 Less distributions from:
 Net investment income                   $        --          --          --         --         --        --         --
 Net realized gains on investments       $      4.70        7.03          --       1.37       4.53      1.97         --
 Net asset value, end of period          $     20.15       28.17       21.34      19.93      18.63     16.80      18.37
 Total Return(3):                        %    (12.47)      77.33        7.07      15.36      41.81      1.09      35.07

Ratios/Supplemental Data:
 Net assets, end of period (000's)       $   130,723     155,976      66,586     67,550     90,619    76,108     77,275
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)        %      1.34        1.36        1.49       1.56       1.57      1.60       1.58
 Gross expenses prior to expense
 reimbursement (recoupment)(4)           %      1.34        1.36        1.50       1.64       1.66      1.56       1.56
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)        %     (0.76)      (1.10)      (1.20)     (1.04)     (1.33)    (1.05)     (0.91)
 Portfolio turnover                      %        29         148          55        154        200       153        114

                                                                                 Class B
                                             --------------------------------------------------------------------------------
                                                  Six                    Three
                                                 Months       Year       Months
                                                 Ended       Ended       Ended              Year Ended March 31,
                                              December 31,  June 30,    June 30,    -------------------------------------
                                                 2000        2000(6)    1999(1)     1999       1998       1997       1996
                                                 ----        -------    -------     ----       ----       ----       ----
                                              (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period    $        33.04       25.18       23.54      21.55      16.33      16.25      12.50
 Income from investment operations:
 Net investment loss                     $        (0.18)      (0.41)      (0.11)     (0.42)     (0.25)     (0.17)     (0.09)
 Net realized and unrealized gains
 (losses) on investments                 $        (3.80)      16.55        1.75       3.42       6.74       0.25       3.84
 Total from investment operations        $        (3.98)      16.14        1.64       3.00       6.49       0.08       3.75
 Less distributions from:
 Net investment income                   $           --          --          --         --         --         --         --
 Net realized gains on investments       $         5.50        8.28          --       1.01       1.27         --         --
 Net asset value, end of period          $        23.56       33.04       25.18      23.54      21.55      16.33      16.25
 Total Return(3):                        %       (12.75)      76.28        6.97      14.59      40.84      (0.49)     30.00

Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      114,288     116,334      49,335     45,876     46,806     29,002     11,186
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)        %         1.99        2.01        2.14       2.22       2.22       2.25       2.22
 Gross expenses prior to expense
 reimbursement (recoupment)(4)           %         1.99        2.01        2.14       2.29       2.21       2.66       3.39
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)        %        (1.41)      (1.75)      (1.85)     (1.69)     (1.99)     (1.69)     (1.61)
 Portfolio turnover                      %           29         148          55        154        200        153        114


                                                                                  Class C
                                              ----------------------------------------------------------------------------
                                                  Six                    Three
                                                 Months       Year       Months
                                                 Ended       Ended       Ended                Year Ended March 31,
                                              December 31,  June 30,    June 30,    ---------------------------------------
                                                 2000        2000(6)    1999(1)     1999        1998        1997       1996
                                                 ----        -------    -------     ----        ----        ----       ----
                                              (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period    $        25.94       19.78      18.49       17.15       16.48      18.06      13.45
 Income from investment operations:
 Net investment loss                     $        (0.15)      (0.38)     (0.09)      (0.61)      (0.28)     (0.32)     (0.27)
 Net realized and unrealized gains on
 investments                             $        (2.98)      13.04       1.38        2.97        6.26       0.62       4.88
 Total from investment operations        $        (3.13)      12.66       1.29        2.36        5.98       0.30       4.61
 Less distributions from:
 Net investment income                   $           --          --         --          --          --         --         --
 Net realized gains on investments       $         4.32        6.50         --        1.02        5.31       1.88         --
 Net asset value, end of period          $        18.49       25.94      19.78       18.49       17.15      16.48      18.06
 Total Return(3):                        %       (12.78)      76.18       6.98       14.60       40.95       0.56      34.28
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      217,463     249,255    144,832     141,685     166,849    157,501    177,461
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)        %         1.99        2.01       2.14        2.23        2.27       2.14       2.14
 Gross expenses prior to expense
 reimbursement (recoupment)(4)           %         1.99        2.01       2.14        2.30        2.33       2.17       2.14
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)        %        (1.41)      (1.75)     (1.85)      (1.70)      (2.01)     (1.59)     (1.47)
 Portfolio turnover                      %           29         148         55         154         200        153        114

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective March 31, 2000, ING Pilgrim Investments, LLC assumed responsibility for day-to-day management of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Pilgrim MidCap Growth Fund    61

                                                                       FINANCIAL
PILGRIM GROWTH + VALUE FUND                                           HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                           Class A
                                                         ----------------------------------------------
                                                                    Year Ended October 31,
                                                         ----------------------------------------------
                                                         2000          1999         1998        1997(1)
                                                         ----          ----         ----        -------
Operating performance:
 Net asset value, beginning of the period      $         19.76         10.44        12.15        10.00
 Net investment loss                           $         (0.20)        (0.17)       (0.11)       (0.05)
 Net realized and unrealized gain (loss)
 on investments                                $          7.81          9.49        (1.42)        2.20
 Total from investment operations              $          7.61          9.32        (1.53)        2.15
 Distributions from net realized gain          $         (2.46)           --        (0.18)          --
 Total distributions                           $         (2.46)           --        (0.18)          --
 Net asset value, end of the period            $         24.91         19.76        10.44        12.15
 Total return(2)                               %         40.18         89.27       (12.63)       21.50

Ratios and supplemental data:
 Net assets, end of the period (000's)         $       257,601        81,225       33,425       34,346
 Ratio of expenses to average net assets
 after reimbursement(4)                        %          1.57          1.69         1.72         1.84
 Ratio of expenses to average net assets
 prior to expense reimbursement                %          1.57          1.69         1.72         1.86
 Ratio of net investment loss to average
 net assets                                    %         (1.22)        (1.30)       (0.92)       (0.94)
 Portfolio turnover                            %           163           197          162          144


                                                                               Class B
                                                           -----------------------------------------------
                                                                    Year Ended October 31,
                                                           -----------------------------------------------
                                                           2000         1999           1998        1997(1)
                                                           ----         ----           ----        -------
Operating performance:
 Net asset value, beginning of the period      $          19.34         10.29         12.08         10.00
 Net investment loss                           $          (0.36)        (0.27)        (0.16)        (0.08)
 Net realized and unrealized gain (loss)
 on investments                                $           7.65          9.32         (1.45)         2.16
 Total from investment operations              $           7.29          9.05         (1.61)         2.08
 Distributions from net realized gain          $          (2.46)           --         (0.18)           --
 Total distributions                           $          (2.46)           --         (0.18)           --
 Net asset value, end of the period            $          24.17         19.34         10.29         12.08
 Total return(2)                               %          39.33         87.95        (13.38)        20.80

Ratios and supplemental data:
 Net assets, end of the period (000's)         $        507,282       227,227       105,991        76,608
 Ratio of expenses to average net assets
 after reimbursement(4)                        %           2.27          2.39          2.45          2.55
 Ratio of expenses to average net assets
 prior to expense reimbursement                %           2.27          2.39          2.45          2.57
 Ratio of net investment loss to average
 net assets                                    %          (1.92)        (2.00)        (1.67)        (1.68)(3)
 Portfolio turnover                            %            163           197           162           144

                                                                                Class C
                                                            ----------------------------------------------
                                                                         Year Ended October 31,
                                                            ----------------------------------------------
                                                            2000          1999          1998       1997(1)
                                                            ----          ----          ----       -------
Operating performance:
 Net asset value, beginning of the period      $           19.33         10.29        12.08        10.00
 Net investment loss                           $           (0.33)        (0.26)       (0.16)       (0.08)
 Net realized and unrealized gain (loss)
 on investments                                $            7.62          9.30        (1.45)        2.16
 Total from investment operations              $            7.29          9.04        (1.61)        2.08
 Distributions from net realized gain          $           (2.46)           --        (0.18)          --
 Total distributions                           $           (2.46)           --        (0.18)          --
 Net asset value, end of the period            $           24.16         19.33        10.29        12.08
 Total return(2)                               %           39.35         87.85       (13.38)       20.80

Ratios and supplemental data:
 Net assets, end of the period (000's)         $         280,484        84,391       37,456       26,962
 Ratio of expenses to average net assets
 after reimbursement(4)                        %            2.27          2.40         2.46         2.56
 Ratio of expenses to average net assets
 prior to expense reimbursement                %            2.27          2.40         2.46         2.58
 Ratio of net investment loss to average
 net assets                                    %           (1.92)        (2.01)       (1.69)       (1.70)
 Portfolio turnover                            %             163           197          162          144


----------
(1)  Class A, B and C commenced operations on November 18, 1996.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of advisor reimbursement.

62    Pilgrim Growth + Value Fund

FINANCIAL
HIGHLIGHTS                                    PILGRIM SMALLCAP OPPORTUNITES FUND
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                               Class A
                                                                              Year Ended
                                                                              December 31,
                                                           --------------------------------------------------
                                                           2000        1999        1998       1997       1996
                                                           ----        ----        ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period           $          59.35       29.00       27.77      24.72      20.92
 Net investment loss                            $          (0.54)      (0.32)      (0.27)     (0.02)     (0.04)
 Net realized and unrealized gain (loss) on
 investments                                    $          (2.74)      38.23        2.23       3.68       3.84
 Total from investment operations               $          (3.28)      37.91        1.96       3.66       3.80
 Distributions from net realized gain           $          (8.90)      (7.56)      (0.73)     (0.61)        --
 Total distributions                            $          (8.90)      (7.56)      (0.73)     (0.61)        --
 Net asset value, end of period                 $          47.17       59.35       29.00      27.77      24.72
 Total return(1)                                %          (6.04)     146.94        7.59      14.92      18.16
Ratios and supplemental data:
 Net assets, end of period (000s)               $        177,286     123,377      45,461     78,160     65,660
 Ratio of expenses to average net
 assets after reimbursement(2)                  %           1.45        1.43        1.47       1.43       1.46
 Ratio of expenses to average net
 assets prior to expense reimbursement(2)       %           1.45        1.43        1.47       1.43       1.47
 Ratio of net investment loss to
 average net assets(2)                          %          (1.05)      (1.21)      (0.70)     (0.07)     (0.30)
 Portfolio turnover                             %            134         223         257        175        140



                                                                                Class B
                                                                               Year Ended
                                                                               December 31,
                                                          ----------------------------------------------------
                                                          2000        1999        1998        1997        1996
                                                          ----        ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period           $         57.06       28.26       27.27       24.46       20.84
 Net investment loss                            $         (0.96)      (0.60)      (0.48)      (0.19)      (0.12)
 Net realized and unrealized gain (loss) on
 investments                                    $         (2.56)      36.96        2.20        3.61        3.74
 Total from investment operations               $         (3.52)      36.36        1.72        3.42        3.62
 Distributions from net realized gain           $         (8.90)      (7.56)      (0.73)      (0.61)         --
 Total distributions                            $         (8.90)      (7.56)      (0.73)      (0.61)         --
 Net asset value, end of period                 $         44.64       57.06       28.26       27.27       24.46
 Total return(1)                                %         (6.71)     145.24        6.84       14.10       17.37

Ratios and supplemental data:
 Net assets, end of period (000s)               $       266,348     264,677     124,065     169,516     126,859
 Ratio of expenses to average net
 assets after reimbursement(2)                  %          2.15        2.15        2.18        2.15        2.17
 Ratio of expenses to average net
 assets prior to expense reimbursement(2)       %          2.15        2.15        2.18        2.15        2.18
 Ratio of net investment loss to
 average net assets(2)                          %         (1.75)      (1.93)      (1.43)      (0.78)      (1.01)
 Portfolio turnover                             %           134         223         257         175         140

                                                                               Class C
                                                                             Year Ended
                                                                               Dec. 31,
                                                          -------------------------------------------------
                                                          2000        1999       1998       1997       1996
                                                          ----        ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period           $         56.98       28.24      27.26      24.46      20.84
 Net investment loss                            $         (0.97)      (0.53)     (0.55)     (0.20)     (0.13)
 Net realized and unrealized gain
 (loss) on investments                          $         (2.57)      36.83       2.26       3.61       3.75
 Total from investment operations               $         (3.54)      36.30       1.71       3.41       3.62
 Distributions from net realized gain           $        (8,90)       (7.56)     (0.73)     (0.61)        --
 Total distributions                            $         (8.90)      (7.56)     (0.73)     (0.61)        --
 Net asset value, end of period                 $         44.54       56.98      28.24      27.26      24.46
 Total return(1)                                %         (6.76)     145.12       6.81      14.06      17.37

Ratios and supplemental data:
 Net assets, end of period (000s)               $       104,094      72,581     29,746     51,460     37,342
 Ratio of expenses to average net
 assets after reimbursement(2)                  %          2.15        2.18       2.22       2.18       2.20
 Ratio of expenses to average net
 assets prior to expense reimbursement(2)       %          2.15        2.18       2.22       2.18       2.21
 Ratio of net investment loss to average
 net assets(2)                                  %         (1.75)      (1.96)     (1.45)     (0.82)     (1.03)
 Portfolio turnover                             %           134         223        257        175        140

                                                                                Class T
                                                                              Year Ended
                                                                                Dec. 31,
                                                           ------------------------------------------------
                                                           2000       1999       1998        1997      1996
                                                           ----       ----       ----        ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period           $          57.39      28.36      27.34      24.48      20.84
 Net investment loss                            $          (0.90)     (0.65)     (0.51)     (0.18)     (0.21)
 Net realized and unrealized gain
 (loss) on investments                          $          (2.55)     37.24       2.26       3.65       3.85
 Total from investment operations               $          (3.45)     36.59       1.75       3.47       3.64
 Distributions from net realized gain           $          (8.90)     (7.56)     (0.73)     (0.61)        --
 Total distributions                            $          (8.90)     (7.56)     (0.73)     (0.61)        --
 Net asset value, end of period                 $          45.04      57.39      28.36      27.34      24.48
 Total return(1)                                %          (6.52)    145.51       6.94      14.29      17.47

Ratios and supplemental data:
 Net assets, end of period (000s)               $         23,441     33,634     18,203     32,800     35,670
 Ratio of expenses to average net
 assets after reimbursement(2)                  %           2.10       2.06       2.10       1.99       2.07
 Ratio of expenses to average net
 assets prior to expense reimbursement(2)       %           2.10       2.06       2.10       1.99       2.11
 Ratio of net investment loss to average
 net assets(2)                                  %          (1.70)     (1.85)     (1.33)     (0.62)     (0.89)
 Portfolio turnover                             %            134        223        257        175        140

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2)  Annualized for periods less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim SmallCap Opportunites Fund    63

                                                                       FINANCIAL
PILGRIM SMALLCAP GROWTH FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                                                Class A
                                               --------------------------------------------------------------------------------
                                                  Six                     Three
                                                 Months       Year       Months
                                                 Ended       Ended        Ended             Year Ended March 31,     Year Ended
                                                Dec. 31,    June 30,     June 30,      ----------------------------   March 31,
                                                 2000       2000(6)      1999(1)       1999        1998        1997     1996
                                                 ----       -------      -------       ----        ----        ----     ----
                                               (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period     $       18.39       19.08       16.72       19.75      15.15       17.93       13.06
 Income from investment operations:
 Net investment loss                      $       (0.09)      (0.20)      (0.06)      (0.85)     (0.08)      (0.22)      (0.20)
 Net realized and unrealized gains
 (losses) on investments                  $       (1.68)       9.24        2.42        0.69       6.91       (0.66)       5.09
 Total from investment operations         $       (1.77)       9.04        2.36       (0.16)      6.83       (0.88)       4.89
 Less distributions from:
 Net investment income                    $          --          --          --          --         --          --          --
 Net realized gains on investments        $        2.01        9.73          --        2.87       2.23        1.90        0.02
 Net asset value, end of period           $       14.61       18.39       19.08       16.72      19.75       15.15       17.93
 Total Return(3):                         %       (9.93)      60.66       14.11        0.37      46.32       (6.26)      37.48

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     146,708     168,239     102,641      94,428    201,943     121,742     138,155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)         %        1.60        1.62        1.70        1.85       1.89        1.72        1.74
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            %        1.60        1.67        1.74        1.95       1.90        1.72        1.74
 Net investment loss after expense
 reimbursement
 (recoupment)(4)(5)                       %       (1.00)      (1.31)      (1.46)      (1.32)     (1.85)      (1.26)      (1.20)
 Portfolio turnover                       %          63         127          32          90         92         113         130

                                                                                   Class B
                                              ---------------------------------------------------------------------------------
                                                  Six                    Three
                                                 Months       Year       Months                                        May 31,
                                                 Ended       Ended       Ended            Year Ended March 31,       1995(2) to
                                                Dec. 31,    June 30,    June 30,      ---------------------------     March 31,
                                                 2000       2000(6)     1999(1)       1999       1998        1997       1996
                                                 ----       -------     -------       ----       ----        ----       ----
                                              (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period     $      23.03       24.05       21.12       22.53       15.51       16.69      12.50
 Income from investment operations:
 Net investment loss                      $      (0.17)      (0.34)      (0.12)      (0.53)      (0.27)      (0.21)     (0.14)
 Net realized and unrealized gains
 (losses) on investments                  $      (2.11)      11.56        3.05        0.33        7.29       (0.97)      4.33
 Total from investment operations         $      (2.28)      11.22        2.93       (0.20)       7.02       (1.18)      4.19
 Less distributions from:
 Net investment income                    $         --          --          --          --          --          --         --
 Net realized gains on investments        $       2.51       12.24          --        1.21          --          --         --
 Net asset value, end of period           $      18.24       23.03       24.05       21.12       22.53       15.51      16.69
 Total Return(3):                         %     (10.21)      59.68       13.87       (0.29)      45.26       (7.07)     33.52

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     91,085      97,239      49,448      45,140      55,215      28,030     13,626
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)         %       2.25        2.27        2.35        2.57        2.62        2.61       2.58
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            %       2.25        2.32        2.39        2.66        2.63        2.73       3.26
 Net investment loss after expense
 reimbursement
 (recoupment)(4)(5)                       %      (1.66)      (1.96)      (2.11)      (2.03)      (2.59)      (2.13)     (2.09)
 Portfolio turnover                       %         63         127          32          90          92         113        130


                                                                                   Class C
                                              ---------------------------------------------------------------------------------
                                                  Six                      Three
                                                 Months         Year       Months
                                                 Ended         Ended       Ended         Year Ended March 31,       Year Ended
                                              December 31,    June 30,    June 30,    --------------------------     March 31,
                                                  2000        2000(6)     1999(1)     1999       1998       1997       1996
                                                  ----        -------     -------     ----       ----       ----       ----
                                              (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period     $       18.01        18.81       16.51      18.62      14.69      17.62      12.96
 Income from investment operations:
 Net investment loss                      $       (0.13)       (0.30)      (0.09)     (0.84)     (0.38)     (0.31)     (0.29)
 Net realized and unrealized gains on
 investments                              $       (1.64)        9.07        2.39       0.61       6.84      (0.63)      5.03
 Total from investment operations         $       (1.77)        8.77        2.30      (0.23)      6.46      (0.94)      4.74
 Less distributions from:
 Net investment income                    $          --           --          --         --         --         --         --
 Net realized gains on investments        $        1.97         9.57          --       1.88       2.53       1.99       0.08
 Net asset value, end of period           $       14.27        18.01       18.81      16.51      18.62      14.69      17.62
 Total Return(3):                         %      (10.18)       59.67       13.93      (0.24)     45.40      (6.81)     37.18

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     196,044      229,473     153,471    144,597    225,025    182,907    207,332
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)         %        2.25         2.27        2.35       2.51       2.57       2.35       2.35
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            %        2.25         2.32        2.39       2.60       2.59       2.35       2.35
 Net investment loss after expense
 reimbursement
 (recoupment)(4)(5)                       %       (1.66)       (1.96)      (2.11)     (1.97)     (2.53)     (1.89)     (1.81)
 Portfolio turnover                       %          63          127          32         90         92        113        130

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for less periods than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective March 31, 2000, ING Pilgrim Investments, LLC assumed responsibility for day-to-day management of the Fund.

64    Pilgrim SmallCap Growth Fund

FINANCIAL
HIGHLIGHTS                                          PILGRIM BANK AND THRIFT FUND
--------------------------------------------------------------------------------

For the years ended June 30, 2000 and 1999, the six-month period ended June 30, 1998 and the years ended December 31, 1997, 1996, and 1995, the information in the table below, with the exception of the information in the row labeled "Total Investment Return at Net Asset Value" for periods prior to January 1, 1997, has been audited by KPMG LLP, independent auditors. The information in the row labeled "Total Investment Return at Net Asset Value" has not been audited for periods prior to January 1, 1997. Prior to October 17, 1997, the Class A shares were designated as Common Stock and the Fund operated as a closed-end investment company. The six month period ended December 31, 2000 is unaudited.


                                                                                         Class A
                                                         -----------------------------------------------------------------------
                                                           Six                              Six
                                                          Months     Year       Year       Months
                                                          Ended      Ended      Ended       Ended       Year Ended December 31,
                                                         Dec. 31,   June 30,   June 30,    June 30,   --------------------------
                                                           2000       2000       1999      1998(3)    1997      1996     1995(1)
                                                           ----       ----       ----      -------    ----      ----     -------
                                                        (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of year                $       16.42      24.38      27.52      25.87     17.84     14.83     10.73
 Income (loss) from investment operations:
 Net investment income                             $        0.15       0.32       0.29       0.11      0.34      0.32      0.31
 Net realized and unrealized gains (losses) on
 investments                                       $        5.50      (5.30)     (2.70)      1.54     10.83      5.18      4.78
 Total from investment operations                  $        5.65      (4.98)     (2.41)      1.65     11.17      5.50      5.09
 Less distributions from:
 Net investment income                             $        0.33       0.25       0.18         --      0.31      0.35      0.34
 Net realized gains on investments                 $        0.15       2.73       0.55         --      2.65      2.14      0.65
 Tax return of capital                             $          --         --         --         --      0.18        --        --
 Net asset value, end of year                      $       21.59      16.42      24.38      27.52     25.87     17.84     14.83
 Closing market price, end of year                 $          --         --         --         --        --     15.75     12.88
 Total Investment Return At Market Value(4)        %          --         --         --         --        --     43.48     52.81
 Total Investment Return At Net Asset Value(5)     %       34.95     (22.44)     (8.61)      6.38     64.86     41.10     49.69

Ratios/Supplemental Data:
 Net assets, end of year ($millions)               $         267        210        403        549       383       252       210
 Ratio to average net assets:
 Expenses(6)                                       %        1.44       1.41       1.39       1.20      1.10      1.01      1.05
 Net investment income(6)                          %        1.54       1.46       1.09       0.94      1.39      1.94      2.37
 Portfolio turnover rate                           %         6         10         29          2        22        21        13



                                                                                    Class B
                                                           ---------------------------------------------------------
                                                             Six                                 Six
                                                            Months      Year        Year        Months      Oct. 20,
                                                            Ended      Ended       Ended         Ended    1997(2) to
                                                           Dec. 31,   June 30,    June 30,      June 30,    Dec. 31,
                                                            2000        2000        1999        1998(3)      1997
                                                            ----        ----        ----        -------      ----
Per Share Operating Performance:
 Net asset value, beginning of year                $        16.35       24.21       27.40        25.85       25.25
 Income (loss) from investment operations:
 Net investment income                             $         0.08        0.22        0.08         0.01        0.04
 Net realized and unrealized gains (losses) on
 investments                                       $         5.49       (5.32)      (2.66)        1.54        2.92
 Total from investment operations                  $         5.57       (5.10)      (2.58)        1.55        2.96
 Less distributions from:
 Net investment income                             $         0.19        0.03        0.06           --        0.04
 Net realized gains on investments                 $         0.15        2.73        0.55           --        2.04
 Tax return of capital                             $           --          --          --           --        0.28
 Net asset value, end of year                      $        21.58       16.35       24.21        27.40       25.85
 Closing market price, end of year                 $           --          --          --           --          --
 Total Investment Return At Market Value(4)        %           --          --          --           --          --
 Total Investment Return At Net Asset Value(5)     %        34.42      (23.00)      (9.31)        6.00       11.88

Ratios/Supplemental Data:
 Net assets, end of year ($millions)               $          181         148         343          360          76
 Ratio to average net assets:
 Expenses(6)                                       %         2.19        2.16        2.14         1.95        1.89
 Net investment income(6)                          %         0.80        0.71        0.34         0.19        0.99
 Portfolio turnover rate                           %            6          10          29            2          22

----------
(1) ING Pilgrim Investments, LLC the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(2)  Commencement of offering shares.
(3)  Effective June 30, 1998, Bank and Thrift Fund changed its year end to June
     30.
(4) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.
(5) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.
(6)  Annualized for periods less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim Bank and Thrift Fund    65

                                                                       FINANCIAL
PILGRIM INTERNET FUND                                                 HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                             Class A                  Class B                   Class C
                                                       -------------------       -------------------        ------------------
                                                           Year Ended               Year Ended                 Year Ended
                                                           October 31,              October 31,                October 31,
                                                       -------------------       -------------------        ------------------
                                                       2000        1999(1)       2000        1999(1)        2000       1999(1)
                                                       ----        -------       ----        -------        ----       -------
Net asset value, beginning of period          $        12.67        10.00        12.63        10.00        12.63        10.00
From investment operations:
Net investment loss                           $        (0.24)       (0.03)       (0.32)       (0.03)       (0.34)       (0.03)
Net realized and unrealized gain (loss)(2)    $        (0.17)        2.70        (0.17)        2.66        (0.14)        2.66
Total from investment operations              $        (0.41)        2.67        (0.49)        2.63        (0.48)        2.63
Distributions paid from capital gain          $        (0.23)          --        (0.23)          --        (0.23)          --
Net asset value, per share, end of period     $        12.03        12.67        11.91        12.63        11.92        12.63
NET ASSETS, END OF PERIOD
(in thousands)                                $       59,155       35,798       38,726       14,869       17,709        5,290
Total investment return(3)                    $        (3.98)       26.70        (4.63)       26.30        (4.55)       26.30

Ratios to average net assets:
Net expenses                                  %         1.47         1.54         2.12         2.17         2.12         2.18
Gross expenses                                %         2.76         3.35         3.01         3.75         3.01         3.79
Net investment loss                           %        (1.36)       (1.15)(5)    (2.01)       (1.88)(5)    (2.01)       (1.88)(5)
Portfolio turnover rate                       %       112.15        22.00       112.15        22.00       112.15        22.00

----------
(1)  Commenced operations on July 1, 1999.
(2)  Includes gains and losses on foreign currency transactions.
(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized.

66    Pilgrim Internet Fund

FINANCIAL
HIGHLIGHTS                                                 PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                                                        Class A
                                                    ---------------------------------------------------------------------------
                                                      Six                      Three
                                                     Months       Year         Months
                                                     Ended        Ended        Ended               Year Ended March 31,
                                                    Dec. 31,    June 30,      June 30,    -------------------------------------
                                                      2000        2000        1999(2)     1999       1998       1997       1996
                                                      ----        ----        -------     ----       ----       ----       ----
                                                     (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period         $      15.04        19.23        19.03      19.53      15.54      16.16      13.74
 Income from investment operations:
 Net investment income (loss)                 $       0.11         0.51         0.10       0.36       0.26       0.32       0.34
 Net realized and unrealized gain (loss)
 on investments                               $      (0.20)       (0.60)        0.17       2.58       5.70       0.84       2.42
 Total from investment operations             $      (0.09)       (0.09)        0.27       2.94       5.96       1.16       2.76
 Less distributions from:
 Net investment income                        $       0.25         0.39         0.07       0.43       0.27       0.32       0.34
 Net realized gains on investments            $       1.15         3.71           --       3.01       1.70       1.46         --
 Net asset value, end of period               $      13.55        15.04        19.23      19.03      19.53      15.54      16.16
 Total Return(3):                             %       0.37        (1.01)        1.42      17.10      39.34       6.74      20.16

Ratio/Supplemental Data:
 Net assets, end of period (000's)            $     59,931       63,592        9,619      9,519      6,675      4,898      5,902
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %       1.23         1.40         1.49       1.59       1.61       1.60       1.60
 Gross expenses prior to expense
 reimbursement(4)                             %       1.35         1.61         1.75       1.97       2.56       3.00       3.30
 Net investment income after
 expense reimbursement(4)(5)                  %       3.35         3.26         2.06       2.08       3.58       1.87       2.16
 Portfolio turnover                           %         27          173           63        165        260        213        197

                                                                                      Class B
                                                    -------------------------------------------------------------------------------
                                                      Six                       Three
                                                     Months        Year         Months                                     May 31,
                                                     Ended        Ended         Ended         Year Ended March 31,       1995(1) to
                                                    Dec. 31,     June 30,      June 30,    --------------------------     March 31,
                                                      2000         2000        1999(2)     1999       1998       1997       1996
                                                      ----         ----        -------     ----       ----       ----       ----
                                                   (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period         $       16.09        20.59        20.38      20.07      14.88      14.18      12.50
 Income from investment operations:
 Net investment income (loss)                 $       (0.21)        0.44         0.07       0.28       0.15       0.17       0.12
 Net realized and unrealized gain (loss)
 on investments                               $        0.22        (0.64)        0.18       2.74       5.58       0.70       1.68
 Total from investment operations             $        0.01        (0.20)        0.25       3.02       5.73       0.87       1.80
 Less distributions from:
 Net investment income                        $        0.30         0.33         0.04       0.31       0.15       0.17       0.12
 Net realized gains on investments            $        1.24         3.97           --       2.40       0.39         --         --
 Net asset value, end of period               $       14.56        16.09        20.59      20.38      20.07      14.88      14.18
 Total Return(3):                             %        0.06        (1.58)        1.24      16.49      38.79       6.10      14.45

Ratio/Supplemental Data:
 Net assets, end of period (000's)            $      36,688       41,026        7,157      6,048      4,254      2,133        673
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %        1.88         2.05         2.14       2.24       2.26       2.25       2.25
 Gross expenses prior to expense
 reimbursement(4)                             %        2.00         2.26         2.40       2.62       2.71       6.44      13.05
 Net investment income after
 expense reimbursement(4)(5)                  %        2.70         2.61         1.41       1.43       2.99       1.25       1.38
 Portfolio turnover                           %          27          173           63        165        260        213        197

                                                                                     Class C
                                                 --------------------------------------------------------------------------------
                                                    Six                     Three
                                                   Months       Year        Months
                                                   Ended        Ended        Ended                 Year Ended March 31,
                                                  Dec. 31,    June 30,      June 30,     ----------------------------------------
                                                    2000        2000        1999(2)      1999        1998        1997        1996
                                                    ----        ----        -------      ----        ----        ----        ----
                                                  (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period         $    14.45        18.53        18.35       19.90       15.59       16.20       13.76
 Income from investment operations:
 Net investment income                        $     0.19         0.45         0.06        0.26        0.15        0.21        0.24
 Net realized and unrealized gain (loss)
on  investments                               $    (0.19)       (0.62)        0.16        2.52        5.71        0.85        2.44
 Total from investment operations             $       --        (0.17)        0.22        2.78        5.86        1.06        2.68
 Less distributions from:
 Net investment income                        $     0.30         0.34         0.04        0.28        0.15        0.21        0.24
 Net realized gains on investments            $     1.11         3.57           --        4.05        1.40        1.46          --
 Net asset value, end of period               $    13.04        14.45        18.53       18.35       19.90       15.59       16.20
 Total Return(3):                             %    (0.01)       (1.53)        1.21       16.34       38.35        6.05       19.58

Ratio/Supplemental Data:
 Net assets, end of period (000's)            $   23,300       25,838       21,331      21,655      20,784      16,990      16,586
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %     1.88         2.05         2.14        2.23        2.26        2.25        2.25
 Gross expenses prior to expense
 reimbursement(4)                             %     2.00         2.26         2.40        2.61        2.68        2.83        3.01
 Net investment income after expense
 reimbursement(4)(5)                          %     2.70         2.61         1.41        1.43        2.93        1.23        1.53
 Portfolio turnover                           %       27          173           63         165         260         213         197

                                                           Class T
                                                   -----------------------
                                                      Six
                                                     Months      March 31,
                                                     Ended      2000(1) to
                                                    Dec. 31,     June 30,
                                                      2000         2000
                                                      ----         ----
                                                   (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period         $       16.10       16.83
 Income from investment operations:
 Net investment income                        $        1.46        0.09
 Net realized and unrealized gain (loss) on
 investments                                  $       (1.45)      (0.82)
 Total from investment operations             $        0.01       (0.73)
 Less distributions from:
 Net investment income                        $        1.59          --
 Net realized gains on investments            $          --          --
 Net asset value, end of period               $       14.52       16.10
 Total Return(3):                             %        0.10       (4.34)

Ratio/Supplemental Data:
 Net assets, end of period (000's)            $       9,055      10,953
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %        1.63        1.70
 Gross expenses prior to expense
 reimbursement(4)                             %        1.75        1.91
 Net investment income after expense
 reimbursement(4)(5)                          %        2.95        2.96
 Portfolio turnover                           %          27         173

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Pilgrim Balanced Fund    67

                                                                       FINANCIAL
PILGRIM CONVERTIBLE FUND                                              HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six months ended December 31, 2000 is unaudited.

                                                                                      Class A
                                                 ------------------------------------------------------------------------------
                                                  Six                       Three
                                                 Months        Year         Months
                                                 Ended         Ended        Ended               Year Ended March 31,
                                                Dec. 31,      June 30,      June 30,    ------------------------------------
                                                  2000          2000        1999(1)     1999      1998        1997      1996
                                                  ----          ----        -------     ----      ----        ----      ----
                                               (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period       $     27.70         23.27        21.92      19.12     16.59       15.68     12.86
 Income from investment operations:
 Net investment income                      $      0.27          0.42         0.10       0.40      0.44        0.47      0.48
 Net realized and unrealized gain
 (loss) on investments                      $     (3.93)         8.02         1.35       3.17      4.49        1.64      2.82
 Total from investment operations           $     (3.66)         8.44         1.45       3.57      4.93        2.11      3.30
 Less distributions from:
 Net investment income                      $      0.41          0.32         0.10       0.41      0.44        0.48      0.48
 Net realized gains on investments          $      4.86          3.69           --       0.36      1.96        0.72        --
 Net asset value, end of period             $     18.77         27.70        23.27      21.92     19.12       16.59     15.68
 Total Return(3):                           %    (14.21)        39.88         6.62      19.17     31.04       13.73     26.00

Ratios/Supplemental Data:
 Net assets, end of period (000's)          $   113,796       131,218       73,133     65,742    47,290      32,082    31,712
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)           %      1.35          1.35         1.45       1.53      1.57        1.60      1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)              %      1.33          1.35         2.10       1.65      1.74        1.75      1.76
 Net investment income after expense
 reimbursement (recoupment)(4)(5)           %      1.99          1.78         1.82       2.08      5.64        2.83      3.29
 Portfolio turnover                         %       109           129           28        138       160         167       145

                                                                                       Class B
                                                   ------------------------------------------------------------------------------
                                                    Six                      Three
                                                   Months         Year       Months                                      May 31,
                                                    Ended        Ended       Ended           Year Ended March 31,      1995(2) to
                                                   Dec. 31,     June 30,    June 30,    ----------------------------    March 31,
                                                    2000          2000      1999(1)     1999        1998        1997      1996
                                                    ----          ----      -------     ----        ----        ----      ----
                                                  (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period       $       30.20         25.34      23.86      20.56       16.60       14.96     12.50
 Income from investment operations:
 Net investment income                      $        0.19          0.29       0.07       0.29        0.32        0.31      0.24
 Net realized and unrealized gain
 (loss) on investments                      $       (4.29)         8.77       1.47       3.47        4.65        1.64      2.46
 Total from investment operations           $       (4.10)         9.06       1.54       3.76        4.97        1.95      2.70
 Less distributions from:
 Net investment income                      $        0.28          0.19       0.06       0.27        0.32        0.31      0.24
 Net realized gains on investments          $        5.30          4.01         --       0.19        0.69          --        --
 Net asset value, end of period             $       20.52         30.20      25.34      23.86       20.56       16.60     14.96
 Total Return(3):                           %      (14.54)        39.21       6.47      18.52       30.51       13.01     21.72

Ratios/Supplemental Data:
 Net assets, end of period (000's)          $     132,201       139,704     68,091     58,736      36,725      12,740     2,125
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)           %        2.00          2.00       2.10       2.18        2.22        2.25      2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(4)              %        1.98          2.00       2.10       2.30        2.33        3.19      7.08
 Net investment income after expense
 reimbursement (recoupment)(4)(5)           %        1.34          1.13       1.17       1.44        5.04        2.29      2.59
 Portfolio turnover                         %         109           129         28        138         160         167       145

                                                                                         Class C
                                                    -----------------------------------------------------------------------
                                                      Six                      Three
                                                     Months         Year       Months
                                                     Ended         Ended       Ended             Year Ended March 31,
                                                    Dec. 31,      June 30,    June 30,    ---------------------------------
                                                      2000          2000      1999(1)     1999      1998      1997     1996
                                                      ----          ----      -------     ----      ----      ----     ----
                                                   (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period       $         28.33         23.78      22.40      19.55     17.05     15.89    13.03
 Income from investment operations:
 Net investment income                      $          0.18          0.28       0.07       0.28      0.34      0.37     0.40
 Net realized and unrealized gains
 (loss) on investments                      $         (4.01)         8.22       1.37       3.25      4.60      1.66     2.86
 Total from investment operations           $         (3.83)         8.50       1.44       3.53      4.94      2.03     3.26
 Less distributions from:
 Net investment income                      $          0.29          0.19       0.06       0.25      0.34      0.37     0.40
 Net realized gains on
 investments                                $          4.97          3.76         --       0.43      2.10      0.50       --
 Net asset value, end of period             $         19.24         28.33      23.78      22.40     19.55     17.05    15.89
 Total Return(3):                           %        (14.53)        39.24       6.45      18.45     30.22     12.91    25.24

Ratios/Supplemental Data:
 Net assets, end of period (000's)          $       131,870       156,592    100,276     95,998    81,561    62,143   58,997
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)           %          2.00          2.00       2.10       2.18      2.22      2.25     2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(4)              %          1.98          2.00       2.10       2.30      2.31      2.29     2.28
 Net investment income after expense
 reimbursement (recoupment)(4)(5)           %          1.34          1.13       1.17       1.44      4.99      2.18     2.64
 Portfolio turnover                         %           109           129         28        138       160       167      145

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor, and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

68    Pilgrim Convertible Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE PILGRIM FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI) Pilgrim The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.PILGRIMFUNDS.COM This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at: U.S. Securities and Exchange Commission Public Reference
Section 450 Fifth Street, NW Washington, D.C. 20549-0102 or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Growth Opportunities Fund 811-4431            Pilgrim Mutual Funds 811-7428
Pilgrim Equity Trust 811-8817                           Pilgrim LargeCap Growth Fund
  Pilgrim MidCap Opportunities Fund                     Pilgrim MidCap Growth Fund
Pilgrim Mayflower Trust 811-7978                        Pilgrim SmallCap Growth Fund
  Pilgrim Research Enhanced Index Fund                  Pilgrim Balanced Fund
  Pilgrim Growth + Value Fund                           Pilgrim Convertible Fund
Pilgrim SmallCap Opportunities Fund 811-4434          Pilgrim Bank and Thrift Fund, Inc. 811-4504
Pilgrim Growth and Income Fund, Inc.811-0865          Pilgrim Funds Trust 811-8895

                  THE DATE OF THIS PROSPECTUS HAS BEEN CHANGED
                       FROM MAY 1, 2001 TO JUNE 15, 2001.

[LOGO]                                                                Prospectus


                                 May 1, 2001

                                 Classes A, B, C, M and T



                                                Income Funds
                                                Pilgrim GNMA Income
                                                Pilgrim National Tax-Exempt Bond
                                                Pilgrim Intermediate Bond
                                                Pilgrim Strategic Income
                                                Pilgrim High Yield
                                                Pilgrim High Yield II
                                                Pilgrim High Yield Bond
                                                Pilgrim Money Market
                                                ING Pilgrim Money Market



This prospectus contains important information about investing in the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] OBJECTIVE

These pages contain a description of each of our Funds included in this prospectus, including each Fund's objective, investment strategy and risks.

[GRAPHIC] INVESTMENT STRATEGY

You'll also find:

[GRAPHIC] RISKS

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC] HOW THE FUND HAS PERFORMED

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

An Introduction to the
Pilgrim Funds                                                                  1
Funds At A Glance                                                              2

INCOME FUNDS
Pilgrim GNMA Income                                                            4
Pilgrim National Tax-Exempt Bond                                               6
Pilgrim Intermediate Bond                                                      8
Pilgrim Strategic Income                                                      10
Pilgrim High Yield                                                            12
Pilgrim High Yield II                                                         14
Pilgrim High Yield Bond                                                       16
Pilgrim Money Market                                                          18
ING Pilgrim Money Market                                                      20

What You Pay To Invest                                                        22
Shareholder Guide                                                             26
Management of the Funds                                                       33
Dividends, Distributions and Taxes                                            35
More Information About Risks                                                  36
Financial Highlights                                                          39
Where To Go For More Information                                      Back cover

                                                             INTRODUCTION TO THE
                                                             PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

INCOME FUNDS

ING Pilgrim offers both aggressive and conservative Income Funds.

They may suit you if you:

*    want a regular stream of income.

Income Funds other than the Money Market Funds may suit you if you:

*    want greater growth potential than a money market fund.

*    are willing to accept more risk than a money market fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

------
Funds
At A
Glance
------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

          FUND                                                  INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------------
Income    GNMA Income Fund                                      High current income, consistent with liquidity and
Funds     Adviser: ING Pilgrim Investments, LLC                 safety of principal

          National Tax-Exempt Bond Fund                         High current income that is exempt from federal income
          Adviser: ING Pilgrim Investments, LLC                 taxes, consistent with the preservation of capital
          Sub-Adviser: Furman Selz Capital Management LLC

          Intermediate Bond Fund                                High current income, consistent with the preservation
          Adviser: ING Pilgrim Investments, LLC                 of capital and liquidity
          Sub-Adviser: ING Investment Management LLC

          Strategic Income Fund                                 Maximum total return
          Adviser: ING Pilgrim Investments, LLC

          High Yield Fund                                       High current income, with capital appreciation as a
          Adviser: ING Pilgrim Investments, LLC                 secondary objective

          High Yield Fund II                                    High level of current income and capital growth
          Adviser: ING Pilgrim Investments, LLC

          High Yield Bond Fund                                  A high level of current income and total return
          Adviser: ING Pilgrim Investments, LLC
          Sub-Adviser: ING Investment Management LLC

          Pilgrim Money Market Fund                             High current income, consistent with the preservation
          Adviser: ING Pilgrim Investments, LLC                 of capital and liquidity

          ING Pilgrim Money Market Fund                         High current Income, consistent with the preservation
          Adviser: ING Pilgrim Investments, LLC                 of capital and liquidity
          Sub-Adviser: ING Investment Management LLC

MAIN INVESTMENTS                                 MAIN RISKS
--------------------------------------------------------------------------------------------------
Mortgage-backed GNMA Certificates that           Credit, interest rate, prepayment and other risks
are guaranteed as to the timely payment          that accompany an investment in government bonds
of principal and interest by the U.S.            and mortgage related investments. Generally has
Government and certain of its agencies           less credit risk than other income funds.
or instrumentalities.

Investment grade debt securities of              Credit, interest rate, prepayment and other risks
municipal issuers, the interest from             that accompany an investment in investment grade
which is exempt from federal income              debt securities of municipal issuers.
taxes.

Investment grade debt securities with a          Credit, interest rate, prepayment and other risks
minimum average portfolio quality being          that accompany an investment in fixed income
investment grade, and dollar weighted            securities. May be sensitive to credit risk during
average maturity generally ranging               economic downturns.
between three and ten years.

Investment grade and high yield (high            Credit, interest rate, prepayment and other risks
risk) debt securities.                           that accompany an investment in debt securities,
                                                 including high yield debt securities. May be
                                                 sensitive to credit risk during economic
                                                 downturns.

High yield (high risk) debt securities.          Credit, interest rate and other risks that
                                                 accompany an investment in lower-quality debt
                                                 securities. Particularly sensitive to credit risk
                                                 during economic downturns.

High yield (high risk) debt securities,          Credit, liquidity, interest rate and other risks
including those in the lowest ratings,           that accompany an investment in lower-quality debt
as well as equities and foreign                  securities. Particularly sensitive to credit risk
securities.                                      during economic downturns. May also present price
                                                 volatility from equity exposure and foreign
                                                 securities. May be sensitive to currency exchange
                                                 rates, international political and economic
                                                 conditions, and other risks.

A diversified portfolio of high yield            Credit, interest rate, prepayment and other risks
(high risk) debt securities that are             that accompany an investment in lower quality debt
unrated or rated below investment grade.         securities. Particulary sensitive to credit risk
                                                 during economic downturns.

Shares of another investment company             Credit, interest rate and other risks that
whose main investments incudes                   accompany an investment in government bonds and
short-term securities issued or                  mortgage related investments. Presents less credit
guaranteed by the U.S. Government and            and interest rate risk than other income funds.
certain of its agencies and
instrumentalities.

High quality, U.S. dollar-denominated            Credit, interest rate and other risks that
short-term debt securities.                      accompany an investment in U.S. dollar-denominated
                                                 short-term debt securities.

------
Income
Funds
------

                                                    Adviser
PILGRIM GNMA INCOME FUND                            ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as "GNMA Certificates") that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Prepayment Risk -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, the Fund's yields will decline correspondingly.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

4     Pilgrim GNMA Income Fund

                                                        PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 15.75    5.19    8.06   -2.07   15.91    5.71   10.20    7.52    0.58   10.36

Best and worst quarterly performance during this period:

3rd quarter 1991: up 5.85%

1st quarter 1994: down 2.42%

The Fund's year-to-date total return as of March 31, 2001 was up 4.09%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index.

Average Annual Total Returns(3)

                                            Lehman Brothers
                               Class        Mortgage-Backed
                                A(4)      Securities Index(5)
                                ----      -------------------
One year, ended
December 31, 2000        %      5.12            11.16

Five years, ended
December 31, 2000        %      5.76             6.91

Ten years, ended
December 31, 2000        %      7.06             7.82

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C did not have a full year's performance as of December 31, 2000. Class M and Class T commenced operations after December 31, 2000.
(4)  Reflects deduction of sales charge of 4.75%.
(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%. This index is typically used as a benchmark for intermediate-term bond funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim GNMA Income Fund     5

------
Income
Funds
------

                                              Adviser
                                              ING Pilgrim Investments, LLC
                                              Sub-Adviser
PILGRIM NATIONAL TAX-EXEMPT BOND FUND         Furman Selz Capital Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 80% of its total assets in debt obligations issued by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax. The Fund will invest at least 80% of its total assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax. The remainder of the Fund's assets may be invested in taxable debt securities when sufficient tax-exempt municipal obligations are not available for purchase. The taxable securities in which the Fund may invest include: U.S. Government securities, instruments of U.S. commercial banks or savings and loan institutions that have total assets of $1 billion or more as shown on the last published financial statements at the time of investment, and repurchase agreements involving any of such securities.

There are no restrictions on the average maturity of the Fund or, on the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors. The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or are of comparable quality if unrated: (i) municipal bonds rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated; (ii) municipal notes receiving the highest rating by such a rating agency; and (iii) tax-exempt commerical paper receiving the highest rating by such a rating agency.

The Fund may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund may engage in swap agreements.

Not more than 25% of the Fund's total assets will be invested in either (i) municipal obligations whose issuers are located in the same state or (ii) municipal obligations the interest on which is derived from revenues of similar type projects. The second restriction does not apply to municipal obligations in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

In choosing instruments for the Fund, the Sub-Adviser identifies interest rate trends and then sets a target duration and creates the portfolio around such target. The Sub-Adviser analyzes sectors of the municipal bond market to determine the appropriate weighting of such sectors. Individual issues that meet duration and sector criteria are selected on the basis of yield, quality and marketability.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Risk of Municipal Obligations -- there could by economic, business or political developments which might affect all municipal obligations of a similar type. To the extent that a significant portion of the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

6     Pilgrim National Tax-Exempt Bond Fund

                                           PILGRIM NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         12.76

Best and worst quarterly performance during this period:

4th quarter 2000: up 4.88%

2nd quarter 2000: up 1.45%

The Fund's year-to-date total return as of March 31, 2001 was up 1.86%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Bond Index.

Average Annual Total Returns

                            Class     Class     Class         Lehman Bros.
                             A(2)      B(3)     C(4)     Aggregate Bond Index(5)
                             ----      ----     ----     -----------------------
One year, ended
December 31, 2000      %     7.44      6.91     10.88            11.63

Since inception(6)     %     4.28      4.41      7.93            10.19

----------
(1) This figure is for the year ended December 31, 2000. It does not reflect sales charges and would be lower if it did.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The Lehman Bros. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(6)  Classes A, B and C commenced operations on November 8, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Pilgrim National Tax-Exempt Bond Fund     7

------
Income
Funds
------

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
PILGRIM INTERMEDIATE BOND FUND                     ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversifed fund and invest at least 65% of its total assets in a portfolio of debt securities which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may invest the remainder of its assets in: convertible securities and preferred stocks, U.S. Government securities, securities of foreign governments and supranational organizations, and high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed securities and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provided above-average returns. The five steps are:

* First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.

* Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.

* Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.

* Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

* Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rate -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risks of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the maket values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

8     Pilgrim Intermediate Bond Fund

                                                  PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 -0.94   11.59

Best and worst quarterly performance during this period:

4th quarter 2000: up 4.33%

2nd quarter 1999: down 1.85%

The Fund's year-to-date total return as of March 31, 2001 was up 6.14%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Bond Index.

Average Annual Total Returns

                                                                   Lehman Bros.
                                                                  Aggregate Bond
                           Class A(2)   Class B(3)   Class C(4)      Index(5)
                           ----------   ----------   ----------      --------
One year ended
December 31, 2000      %      6.24         5.86         9.98           11.63

Since inception(6)     %      2.49         2.37         4.28            5.16

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The Lehman Bros. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Intermediate Bond Fund     9

------
Income
Funds
------

                                                    Adviser
PILGRIM STRATEGIC INCOME FUND                       ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as "junk bonds." There is no minimum credit rating for high yield debt securities in which the Fund may invest. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Other Investment Companies -- because the Fund may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

10     Pilgrim Strategic Income Fund

                                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 -1.16    3.10

Best and worst quarterly performance during this period:

1st quarter 2000: up 1.70%

2nd quarter 1999: down 1.23%

The Fund's year-to-date total return as of March 31, 2001 was up 2.89%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Bond Index.

Average Annual Total Returns

                                                          Lehman Bros.
                              Class    Class    Class    Aggregate Bond
                              A(3)     B (4)    C (5)       Index(6)
                              ----     -----    -----       --------
One year, ended
December 31, 2000      %     -1.82     -2.12     1.72         11.63

Since inception(7)     %      0.23      0.79     1.87          6.16

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.
(3)  Reflects deduction of sales charge of 4.75%.
(4) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(5)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(6) The Lehman Bros. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities
(7)  Classes A, B and C commenced operations on July 27, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Strategic Income Fund     11

------
Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND                             ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the Adviser involve undue risk relative to their expected return. High yield securities, which are commonly known as "junk bonds," are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Rating Group ("S&P") or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the Adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may invest in debt securities of any maturity. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage-related securities and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. The Fund may invest in financial futures and related options to attempt to hedge risk, although the Fund has not invested in such instruments since ING Pilgrim Investments, LLC became the adviser in 1995 through the date of this prospectus.

In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

Differences Between the Fund and High Yield Fund II -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to risks associated with investing in lower rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or "junk bond") debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The Fund is also subject to credit risk through its investment in floating rate loans.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial. A security whose credit rating has been lowered may be particularly difficult to sell.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

12     Pilgrim High Yield Fund

                                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 29.44   16.19   18.52   -1.55   17.71   15.76   14.98   -2.96   -1.14   -20.09

Best and worst quarterly performance during this period:

1st quarter 1991: up 14.83%

4th quarter 2000: down 12.31%

The Fund's year-to-date total return as of March 31, 2001 was up 3.40%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.

Average Annual Total Returns

                                                                    Lehman Bros.
                                                                     High Yield
                             Class     Class    Class      Class        Bond
                             A(2)      B(3)      C(4)      M(5)       Index(6)
                             ----      ----      ----      ----       --------
One year, ended
December 31, 2000      %    -23.82    -24.27    -21.27    -23.06        -5.86

Five years, ended
December 31, 2000      %     -0.55     -0.59       N/A     -0.76         4.28

Ten years, ended
December 31, 2000      %      7.22       N/A       N/A       N/A        11.17

Since inception of
Classes B and M(7)     %       N/A      0.43       N/A      0.17         4.83

Since inception of
Class C(8)             %       N/A       N/A    -14.60       N/A        -3.76

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively for 1 year, 5 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5)  Reflects deduction of sales charge of 3.25%.
(6) The Lehman Bros. High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(7)  Classes B and M commenced operations on July 17, 1995.
(8)  Class C commenced operations on May 27, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim High Yield Fund     13

------
Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND II                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income and capital growth.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 35% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objectives.

Differences Between the Fund and High Yield Fund --

While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risk of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

14     Pilgrim High Yield Fund II

                                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                 21.05    4.17    6.12   -15.09

Best and worst quarterly performance during this period:

3rd quarter 1997: up 8.30%

4th quarter 2000: down 13.72%

The Fund's year-to-date total return as March 31, 2001 was up 5.61%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston High Yield Index.

Average Annual Total Returns(3)

                                                                          First
                                                                         Boston
                                                                          High
                             Class     Class     Class   Institutional   Yield
                             A(4)      B(5)      C(6)      Class(7)     Index(8)
                             ----      ----      ----      --------     --------
One year, ended
December 31, 2000       %   -19.14    -19.37    -16.42         N/A        -5.21

Since inception of
Classes A, B and C(9)   %    -5.84     -5.58     -4.79         N/A        -1.62

Since inception of
Institutional Class     %      N/A       N/A       N/A       13.63         6.90

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999 a different adviser managed the Fund. The figures shown for the years 1999 and 2000 provide performance for the Class A shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares.
(3)  Class T did not have a full year's performance as of December 31, 2000.
(4)  Reflects deduction of sales charge of 4.75%.
(5) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(6)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(7)  Institutional Class shares of the Fund are no longer offered.
(8) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.
(9) Classes A, B and C commenced operations on March 27, 1998. Class T commenced operations on January 4, 2000.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim High Yield Fund II     15

------
Income
Funds
------

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
PILGRIM HIGH YIELD BOND FUND                       ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income and total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of high yield (high risk) bonds. High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Fund, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objectives; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also use options and futures contracts involving securities, securities indices and interest rates.

The Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks. The Fund will invest in common stocks to attempt to achieve either a combination of its primary and secondary objectives, in which case the common stocks will be dividend-paying, or to achieve its secondary objective, in which case the common stocks may not pay dividends.

In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to risks associated with investing in lower rated securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Special Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risk of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Risks of Equity Investments -- equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equities generally have higher volatility than debt securities.

Risks of Foreign Investing --foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

16     Pilgrim High Yield Bond Fund

                                                    PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                  9.14    0.41

Best and worst quarterly performance during this period:

4th quarter 1999: up 3.89%

1st quarter 2000: down 1.78%

The Fund's year-to-date total return as of March 31, 2001 was up 3.98%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Lehman Brothers High Yield Bond Index.

Average Annual Total Returns

                                                                        Lehman
                                                                         Bros.
                                                                         High
                                 Class        Class        Class      Yield Bond
                                 A(2)         B(3)         C(4)        Index(5)
                                 ----         ----         ----        --------
One year, ended
December 31, 2000      %        -4.34        -4.89        -1.22          -5.86
Since inception(6)     %         2.06         1.96         3.76          -1.70

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) Lehman Bros. High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim High Yield Bond Fund     17

------
Income
Funds
------

                                                    Adviser
PILGRIM MONEY MARKET FUND                           ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests all of its assets in Class A shares of the Primary Institutional Fund, a series of Reserve Institutional Trust, a registered open-end management investment company, rather than directly in a portfolio of securities. In turn, the Primary Institutional Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. This structure is different from that of other Pilgrim Funds and many other investment companies, which directly acquire and manage their own portfolio of securities.

The Primary Institutional Fund seeks to achieve its investment objective by investing in instruments issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities "); high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic, foreign banks and foreign branches of foreign banks, savings and loan associations and savings banks; other short-term instruments of similar quality; and instruments fully collateralized by such obligations. The dollar weighted average portfolio maturity of the Fund will not exceed 90 days.

The Primary Institutional Fund may invest in obligations of U.S. banking institutions that are insured by the Federal Deposit Insurance Corporation. The Primary Institutional Fund may also invest in obligations of foreign branches of both U.S. banks and foreign banks (Eurodollars). Investment in foreign banks will be limited to those located in Australia, Canada, Western Europe and Japan which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Primary Institutional Fund's investment adviser, are of comparable quality to the obligations of U.S. banks which may be purchased by the Primary Institutional Fund. The Primary Institutional Fund may also invest in municipal obligations, the interest on which is not exempt from federal income taxation.

The Primary Institutional Fund may also engage in repurchase agreements and periodically lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. Government or its agencies or instrumentalities (or any combination thereof). The value of the securities loaned cannot exceed 25% of the Primary Institutional Fund's total assets.

The Primary Institutional Fund may invest, without limitation, in U.S. Government Securities and in instruments secured or collateralized by U.S. Government Securities. The Primary Institutional Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven (7) days after notice and will not concentrate more than 25% of its total assets in securities of issuers in a single industry, except that it may invest more than 25% of its assets in bank obligations. In addition, the Primary Institutional Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. Government Securities or repurchase agreements). The Primary Institutional Fund may borrow money for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets.

The Primary Institutional Fund uses the amortized cost method of valuation to help the Fund maintain a stable $1.00 share price. Of course, there is no guarantee that the Fund will be able to maintain a $1.00 share price.

Since the Fund invests substantially all of its assets in another investment company, the fund should be considered a feeder fund in an arrangement resembling a master/feeder structure.

Investment of the Fund's assets in the Class A shares of the Primary Institutional Fund is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment in the Primary Institutional Fund.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund may be affected by these other risks by virtue of its investment in the Primary Institutional Fund:

Changes in Interest Rates -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund 's investment may fall when interest rates rise.

Credit Risk -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

Because the Fund invests all of its assets in another registered management investment company, the Fund and its shareholders will bear the investment advisory fees and expenses of the Fund and the other registered management investment company in which it invests with the result that the Fund's expenses may be higher than those of other money market funds which invest directly in money market instruments. The Fund is also designed for investors who desire a short-term investment and may not be appropriate for those investors desiring a long-term investment.

Risk of Foreign Investing --Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

18     Pilgrim Money Market Fund

                                                       PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                          5.18

Best and worst quarterly performance during this period:

4th Quarter 2000: up 1.45%

1st Quarter 2000: up 1.13%

The Fund's year-to-date total return as of March 31, 2001 was up 1.18%.

The following performance table discloses the Fund average annual return as of December 31, 2000 for each class of shares.

Average Annual Total Return

                                Class A     Class B(2)     Class C(3)
                                -------     ----------     ----------
One year ended
December 31, 2000       %        5.18         -0.48           3.51

Since inception(4)      %        5.07          1.35           4.06

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were 5.64%, 4.88% and 4.88%, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were 5.79%, 5.00% and 5.00%, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

----------
(1) These figures are for the years ended December 31. They do not reflect sales charges and would be lower if they did.
(2) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.
(3)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(4) Class A commenced operations on November 24, 1999. Classes B and C commenced operations on July 12, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Pilgrim Money Market Fund     19

------
Income
Funds
------

                                                   Adviser
                                                   ING Pilgrim Investments, Inc.
                                                   Sub-Adviser
ING PILGRIM MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations; certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

*    First, a formal list of high-quality issuers is actively maintained;

* Second, securities of issuers on the approved list which meet maturity guidelines and are rated "first tier" (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

* Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

* Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investment may fall when interest rates rise.

Credit Risk -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

Risk of Foreign Investing --Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

20     ING Pilgrim Money Market Fund

                                                   ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                  4.64    5.88

Best and worst quarterly performance during this period:

4th Quarter 2000: up 1.52%

2nd Quarter 1999: up 1.07%

The Fund's year-to-date total return as of March 31, 2001 was up 1.33%.

The following performance table discloses the Fund's average annual return as of December 31, 2000 for each class of shares.

Average Annual Total Return

                               Class A     Class B(2)     Class C(3)
                               -------     ----------     ----------
One year ended
December 31, 2000      %         5.88         0.24           4.21

Since inception(4)     %         5.23         2.66           4.53

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were 6.13%, 5.49% and 5.49%, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were 6.32%, 5.64% and 5.64%, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

----------
(1) These figures are for the years ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(3)  Reflects deduction of deferred sales charge of 1% for the one year return.
(4)  The Fund commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Pilgrim Money Market Fund     21

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees You Pay Directly

                                                       Class A     Class B     Class C     Class M(1)    Class T(1)(2)
                                                       -------     -------     -------     ----------    -------------
Maximum sales charge on your investment
 (as a % of offering price) %
Income Funds (except Pilgrim Money Market and ING
 Pilgrim Money Market)                                  4.75(3)      none        none         3.25(3)         none
Pilgrim Money Market and ING Pilgrim Money Market       none         none        none          N/A             N/A
Maximum deferred sales charge (as a % of
 purchase or sales price, whichever is less)
Income Funds (including Pilgrim Money Market
 and ING Pilgrim Money Market)                          none(4)      5.00(5)     1.00(6)      none            4.00(7)

----------
(1)  Not all Funds offer Classes M and T. Please see page 26.
(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 26.
(3)  Reduced for purchases of $50,000 and over. Please see page 27.
(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 27.
(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.
(6)  Imposed upon redemption within 1 year from purchase.
(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class A

                                               Distribution                  Total
                                               and Service                   Fund                 Waivers
                                 Management      (12b-1)       Other       Operating                and                  Net
Fund                                Fee            Fees       Expenses      Expenses    Reimbursements(2)(3)(9)(10)   Expenses
----                                ---            ----       --------      --------    ---------------------------   --------
GNMA Income                 %       0.54           0.25         0.27          1.06                    --                 1.06
National Tax-Exempt Bond    %       0.50           0.35         0.68          1.53                 -0.38                 1.15
Intermediate Bond           %       0.50           0.35         0.77          1.62                 -0.47                 1.15
Strategic Income            %       0.45           0.35         1.84          2.64                 -1.68                 0.96
High Yield                  %       0.60           0.25         0.32          1.17                 -0.12                 1.05
High Yield II(4)            %       0.60           0.35         0.42          1.37                 -0.19                 1.18
High Yield Bond             %       0.65           0.35         0.82          1.82                 -0.52                 1.30
Pilgrim Money Market        %       0.25 (6)       0.25         1.78 (7)      2.28                 -1.43                 0.85
ING Pilgrim Money Market    %       0.25           0.75         0.53          1.53                 -0.76                 0.77

Class B

                                               Distribution                  Total
                                               and Service                   Fund                Waivers
                                 Management      (12b-1)       Other       Operating               and                   Net
Fund                                Fee            Fees       Expenses      Expenses        Reimbursements(2)(3)       Expenses
----                                ---            ----       --------      --------        --------------------       --------
GNMA Income                 %       0.54           1.00         0.27          1.81                   --                  1.81
National Tax-Exempt Bond    %       0.50           1.00         0.68          2.18                -0.28                  1.90
Intermediate Bond           %       0.50           1.00         0.79          2.29                -0.39                  1.90
Strategic Income            %       0.45           0.75         1.84          3.04                -1.68                  1.36
High Yield                  %       0.60           1.00         0.32          1.92                -0.12                  1.80
High Yield II(4)            %       0.60           1.00         0.42          2.02                -0.19                  1.83
High Yield Bond             %       0.65           1.00         0.89          2.54                -0.49                  2.05
Pilgrim Money Market        %       0.25 (6)       1.00         1.78 (7)      3.03                -1.43                  1.60
ING Pilgrim Money Market    %       0.25           1.00         0.40          1.65                -0.24                  1.41

22     What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class C

                                            Distribution                 Total
                                             and Service                  Fund           Waivers
                               Management      (12b-1)      Other      Operating           and              Net
Fund                               Fee          Fees       Expenses     Expenses   Reimbursements(2)(3)   Expenses
----                               ---          ----       --------     --------   --------------------   --------
GNMA Income                %      0.54          1.00         0.27         1.81               --             1.81
National Tax-Exempt Bond   %      0.50          1.00         0.68         2.18            -0.28             1.90
Intermediate Bond          %      0.50          1.00         0.84         2.34            -0.44             1.90
Strategic Income           %      0.45          0.75         1.84         3.04            -1.68             1.36
High Yield                 %      0.60          1.00         0.32         1.92            -0.12             1.80
High Yield II(4)           %      0.60          1.00         0.42         2.02            -0.19             1.83
High Yield Bond            %      0.65          1.00         0.91         2.56            -0.51             2.05
Pilgrim Money Market       %      0.25(8)       1.00         1.78(9)      3.03            -1.43             1.60
ING Pilgrim Money Market   %      0.25          1.00         0.39         1.64            -0.23             1.41

Class M

                                             Distribution                Total
                                             and Service                  Fund          Waivers
                                Management     (12b-1)      Other      Operating          and               Net
Fund                               Fee          Fees       Expenses     Expenses    Reimbursements(2)     Expenses
----                               ---          ----       --------     --------    -----------------     --------
GNMA Income(8)             %      0.54          0.75         0.27         1.56               --             1.56
High Yield                 %      0.60          0.75         0.32         1.67            -0.12             1.55

Class T

                                             Distribution                Total
                                             and Service                  Fund          Waivers
                                Management     (12b-1)      Other      Operating          and               Net
Fund                               Fee          Fees       Expenses     Expenses    Reimbursements(2)     Expenses
----                               ---          ----       --------     --------    -----------------     --------
GNMA Income(5)             %      0.54          0.65         0.27         1.46               --             1.46
High Yield II(4)           %      0.60          0.65         0.42         1.67            -0.19             1.48

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed for each Fund except for GNMA Income Fund. For GNMA Income Fund, estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments, LLC's management of the Fund.
(2) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Fund which it advises under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by the Adviser is shown under the heading "Waivers and Reimbursements". For each Fund the expense limit will continue through at least October 31, 2001.
(3) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with National Tax-Exempt Bond, Intermediate Bond, High Yield Bond and ING Pilgrim Money Market Funds under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraodinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments, LLC is shown under the heading "Fee Waiver by Adviser". The expense limit will continue through at least February 28, 2002.
(4)  Effective March 23, 2001, certain Pilgrim Funds merged with High Yield Fund
     II. It is expected that as a result of the mergers, operating expenses for High Yield Fund II will be lower than the operating expenses prior to the mergers.
(5) Because Class T shares are new for GNMA Income Funds, its expenses are estimated based on Class A expenses.
(6) The Primary Institutional Fund charges a comprehensive annual management fee of 0.25% of average daily net assets for both advisory and ordinary operating expenses. Pursuant to its investment advisory agreement with the Fund, ING Pilgrim Investments, LLC charges a maximum annual advisory fee equal to 0.50% of average daily net assets if the Fund does not invest substantially of all of its assets in another investment company. If the Fund invests substantially all of its assets in another investment company, ING Pilgrim Investments, LLC does not charge an advisory fee.
(7) ING Pilgrim Investments, LLC receives an annual administration fee equal to 0.25% of average daily net assets.
(8) Because Class M shares are new for GNMA Income Fund, the expenses are estimated based on Class A expenses.
(9) This includes a waiver of 0.10% of Distribution Fee for National Tax-Exempt Bond, Intermediate Bond and High Yield Bond Funds for Class A only.
(10) This includes a waiver of 0.40% of Distribution Fee for ING Pilgrim Money Market for Class A only.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   What You Pay to Invest     23

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class A

Fund                                 1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------
GNMA Income                    $       578         796       1,032        1,708
National Tax-Exempt Bond       $       623         935       1,270        2,212
Intermediate Bond              $       632         962       1,314        2,306
Strategic Income               $       568       1,104       1,665        3,188
High Yield                     $       577         818       1,077        1,818
High Yield II                  $       590         870       1,172        2,027
High Yield Bond                $       651       1,020       1,413        2,511
Pilgrim Money Market           $        87         575       1,090        2,504
ING Pilgrim Money Market       $       156         483         834        1,824

Class B

                                               If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     -----------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years   10 years
----                                 ------     -------     -------     --------     ------     -------     -------   --------
GNMA Income                    $       684         869       1,180        1,930        184        569          980      1,930
National Tax-Exempt Bond       $       721         982       1,369        2,349        221        682        1,169      2,349
Intermediate Bond              $       732       1,015       1,425        2,458        232        715        1,225      2,458
Strategic Income               $       638       1,081       1,649        3,143        138        781        1,449      3,143
High Yield                     $       683         891       1,226        2,038        183        591        1,026      2,038
High Yield II                  $       686         915       1,271        2,166        186        615        1,071      2,166
High Yield Bond                $       757       1,091       1,550        2,699        257        791        1,350      2,699
Pilgrim Money Market           $       663       1,102       1,666        3,068        163        802        1,466      3,068
ING Pilgrim Money Market       $       668         820       1,097        1,923        168        520          897      1,923

24     What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

Class C

                                              If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     -----------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years   10 years
----                                 ------     -------     -------     --------     ------     -------     -------   --------
GNMA Income                    $       284         569         980        2,127        184        569          980      2,127
National Tax-Exempt Bond       $       321         682       1,169        2,513        221        692        1,169      2,513
Intermediate Bond              $       337         730       1,250        2,676        237        730        1,250      2,676
Strategic Income               $       238         781       1,449        3,237        138        781        1,449      3,237
High Yield                     $       283         591       1,026        2,234        183        591        1,026      2,234
High Yield II                  $       286         615       1,071        2,333        186        615        1,071      2,333
High Yield Bond                $       359         796       1,360        2,895        259        796        1,360      2,895
Pilgrim Money Market           $       263         802       1,466        3,245        163        802        1,466      3,245
ING Pilgrim Money Market       $       267         517         892        1,944        167        517          892      1,944

Class M

Fund                                 1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------
GNMA Income                    $       479         802       1,147        2,121
High Yield                     $       478         823       1,194        2,237

Class T
                                               If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     -----------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years   10 years
----                                 ------     -------     -------     --------     ------     -------     -------   --------
GNMA Income                    $       549         662         797        1,638        149        462          797      1,638
High Yield II                  $       551         708         890        1,881        151        508          890      1,881

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  What  You Pay to Invest     25

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

PILGRIM PURCHASE OPTIONSTM

Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

Class A

* Front-end sales charge, as described on the next page (except for Pilgrim Money Market and ING Pilgrim Money Market Funds).

*    Distribution and service (12b-1) fees of 0.25% to 0.75% (varies by Fund).

Class B

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income
     Fund).

*    A contingent deferred sales charge, as described on the next page.

* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

Class C

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income
     Fund).

* A 1% contingent deferred sales charge on shares sold within one year of purchase.

* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Class M

*    Lower front-end sales charge than Class A, as described on the next page.

*    Distribution and service (12b-1) fees of 0.75%.

* No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

*    Offered only by GNMA Income Fund and High Yield Fund.

Class T

* No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T Shares of another Fund.

*    Distribution and service (12b-1) fees of 0.65%.

*    A contingent deferred sales charge, as described in this section.

* Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.

*    Offered only by GNMA Income Fund and High Yield Fund II.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

26     Shareholder Guide

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

Class A(1)

Class A shares of the Funds are sold subject to the following sales charge:

                                 Income Funds
                            ------------------------
                             As a %
                             of the       As a % of
                            offering         net
Your Investment               price      asset value
---------------               -----      -----------
Less than $50,000              4.75         4.99
$50,000 - $99,999              4.50         4.71
$100,000 - $249,999            3.50         3.63
$250,000 - $499,999            2.50         2.56
$500,000 - $1,000,000          2.00         2.04
$1,000,000 and over                See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

Money Market Funds. There is no sales charge if you purchase Class A shares of either the Pilgrim Money Market or ING Pilgrim Money Market Funds. However, if the Class A shares are exchanged for shares of another Pilgrim Fund, you will be charged the applicable sales load for that fund upon the exchange.

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                            Period during which
    Your investment              CDSC          CDSC applies
    ---------------              ----          ------------
$1,000,000 to $2,499,999         1.00%            2 years
$2,500,000 to $4,999,999         0.50%            1 year
$5,000,000 and over              0.25%            1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge of 1% within one year from the date of purchase.

Class A shares that were purchased in an amount of $1 million or more through funds that were part of the Northstar family of funds and the ING family of funds at the time of purchase are subject to a different contingent deferred sales charge period of 18 months and 12 months, respectively, from the date of purchase. See the SAI for further information.

Class B, Class C and Class T

Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge(2)

                                 CDSC on shares
Years after purchase               being sold
--------------------               ----------
1st year                                5%
2nd year                                4%
3rd year                                3%
4th year                                3%
5th year                                2%
6th year                                1%
After 6th year                        none

----------
(2) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

Class C Deferred Sales Charge

                         CDSC on shares
Years after purchase       being sold
--------------------       ----------
1st year                       1%
After 1st year                none

Class T Deferred Sales Charge

                         CDSC on shares
Years after purchase       being sold
--------------------       ----------
1st year                       4%
2nd year                       3%
3rd year                       2%
4th year                       1%
After 4th year                none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

Class M

Class M shares of the Funds are sold subject to the following sales charge:

                                Government
                                Securities
                                Income and
                                High Yield
                                  Funds
                          ----------------------
                           As a %      As a % of
                           of the         net
                          offering       asset
Your Investment             price        value
---------------             -----        -----
Less than $50,000           3.25%        3.36%
$50,000 - $99,999           2.25%        2.30%
$100,000 - $249,999         1.50%        1.52%
$250,000 - $499,999         1.00%        1.01%
$500,000 and over           none          none

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     27

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

* Rights of Accumulation -- lets you add the value of shares of any open-end Pilgrim Fund (excluding the Pilgrim Money Market Fund, ING Pilgrim Money Market Fund and Lexington Money Market Trust) you already own to the amount of your next purchase for purposes of calculating the sales charge.

* Combination Privilege -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

* for Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

* mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

* if you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

Reinstatement Privilege. If you sell Class B, Class C or Class T shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

Sales Charge Waivers. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

28     Shareholder Guide

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Pilgrim Funds are as follows:

*    Non-retirement accounts: $1,000

*    Retirement accounts: $250

* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

Retirement Plans

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                             Initial                   Additional
  Method                   Investment                  Investment
  ------                   ----------                  ----------
By Contacting        An investment
Your                 professional with an
Investment           authorized firm
Professional         can help you establish
                     and maintain your account.

By Mail              Visit or consult an            Visit or consult an
                     investment professional.       investment professional.
                     Make your check payable        Fill out the Account
                     TO the Pilgrim Funds and       Additions form included on
                     mail it, along with a          the bottom of your account
                     completed Application.         statement along with
                     Please indicate your           your check payable to
                     investment professional        the Fund and mail
                     on the New Account             them to the address on
                     Application                    the account statement.
                                                    Remember to write
                                                    your account number
                                                    on the check.

By Wire              Call the ING Pilgrim           Wire the funds in the
                     Operations Department          same manner described
                     at (800) 336-3436 to           under "Initial
                     obtain an account              Investment."
                     number and indicate
                     your investment
                     professional on the
                     account.

                     Instruct your bank to
                     wire funds to the Fund
                     in the care of:

                     State Street Bank and
                     Trust Company ABA
                     #101003621 Kansas
                     City, MO
                     credit to: _____________
                     (the Fund)
                     A/C #751-8315; for
                     further credit
                     to: ________________
                     Shareholder
                     A/C #_______________
                     (A/C # you received
                     over the telephone)
                     Shareholder Name:
                     ____________________
                     (Your Name Here)

                     After wiring funds you
                     must complete the
                     Account Application
                     and send it to:

                     Pilgrim Funds
                     P.O. Box 219368
                     Kansas City, MO
                     64121-6368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     29

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.

*    Minimum withdrawal amount is $100.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

       Method                                Procedures
       ------                                ----------
By Contacting Your         You may redeem by contacting your investment
Investment Professional    professional. Investment professionals may charge for
                           their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                           Pilgrim Funds
                           P.O. Box 219368
                           Kansas City, MO 64121-6368

                           If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --            You may redeem shares by telephone on all accounts
Expedited Redemption       other than retirement accounts, unless you check the
                           box on the Account Application which signifies that you do not wish to use telephone redemptions.
                           To redeem by telephone, call the Shareholder
                           Servicing Agent at (800) 992-0180.

                           Receiving Proceeds By Check:

                           You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                           Receiving Proceeds By Wire:

                           You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

30     Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value ("NAV") per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Pilgrim Money Market Fund

The Pilgrim Money Market Fund tries to maintain a stable NAV of $1.00 per share. Because the Primary Institutional Fund, which the Pilgrim Money Market Fund invests in, uses the amortized cost method of valuing the securities held by it and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the Primary Institutional Fund will remain constant at $1.00 per share. However, the Pilgrim Money Market Fund makes no assurance that either it or the Primary Institutional Fund can maintain a $1.00 net asset value per share.

ING Pilgrim Money Market Fund

The ING Pilgrim Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be acheived. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's net asset value can be maintained at $1.00 per share.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, except for Lexington Money Market Trust and Pilgrim Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Pilgrim Money Market and ING Pilgrim Money Market Funds for which no

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     31

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Pilgrim Money Market and ING Pilgrim Money Market Funds. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC on Exchanges to Pilgrim Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from any Pilgrim Fund described in this prospectus to the Pilgrim Senior Income Fund. However, if you exchange into Pilgrim Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original Pilgrim Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original Pilgrim Fund.

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access

Unless your shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative, you may call the toll-free number listed above and select Option 2.

Privacy Policy

You may review the Funds' policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0810 and selecting Option 1.

32     Shareholder Guide

                                                                      MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.

As of March 31, 2001, ING Pilgrim managed over $17.8 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                      Management
Fund                                     Fee
----                                     ---
Pilgrim GNMA Income                      0.54%
Pilgrim National Tax-Exempt Bond         0.50
Pilgrim Intermediate Bond                0.50
Pilgrim Strategic Income                 0.45
Pilgrim High Yield                       0.60
Pilgrim High Yield II                    0.60
Pilgrim High Yield Bond                  0.65
Pilgrim Money Market                     0.25
ING Pilgrim Money Market                 0.25

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

GNMA Income Fund

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING Pilgrim since July 2000, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to July 2000, he was a Senior Vice President at Lexington Management Corp. ("Lexington")(which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy, Assistant Vice President of ING Pilgrim since July 2000, has served as co-manager of GNMA Income Fund since May 1999. Prior to July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

Strategic Income Fund

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING Pilgrim, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING Pilgrim, has served as Senior Portfolio Manager of the high yield portion of Strategic Income Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Cresent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Management of the Funds     33

MANAGEMENT
OF THE FUNDS                                                         SUB-ADVISER
--------------------------------------------------------------------------------

High Yield Fund and High Yield Fund II

The following individuals share responsibility for the day-to-day management of the High Yield Fund and High Yield Fund II:

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

Andy Mitchell, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000. From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and acting Vice President at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.


For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles

National Tax-Exempt Bond Fund

Furman Selz Capital Management LLC. Furman Selz Capital Management LLC ("FSCM") serves as sub-adviser to the National Tax-Exempt Bond Fund. FSCM is located at 230 Park Avenue, New York, NY 10169. FSCM is engaged in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2000, were valued at approximately $9.3 billion.

Mr. Robert Schonbrunn and Mr. Alan Segars have primary responsibility for managing the Fund. Mr. Schonbrunn has been an investment professional with FSMC since 1985 and has 32 years of investment experience. Mr. Segars has been an investment professional with FSCM since 1993 and has 30 years of investment experience.

Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund

Mr. James Kauffman, with 12 years of investment experience, leads a team of three investment professionals in managing the Intermediate Bond Fund.

Mr. Robert Bowman, with more than 20 years of investment experience, leads a team of five investment professionals in managing the High Yield Bond Fund. Mr Bowman has been a Senior Vice President and Managing Director at IIM since 1999.

Ms. Jennifer J. Thompson, CFA leads a team of three investment professionals in managing the ING Pilgrim Money Market Fund. Ms. Thompson has been employed by IIM as an investment professional since 1998 and has seven years of investment experience.

34     Management of the Funds

                                                                      DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                        AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

Monthly(1)

Pilgrim GNMA Income
Pilgrim National Tax-Exempt Bond
Pilgrim Intermediate Bond
Pilgrim Strategic Income
Pilgrim High Yield
Pilgrim High Yield II
Pilgrim High Yield Bond
Pilgrim Money Market
ING Pilgrim Money Market

----------
(1)  Distributions normally expected to consist primarily of ordinary income.

Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C, M or T shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss (except the Pilgrim Money Market and ING Pilgrim Money Market Funds), which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Dividends, Distributions and Taxes     35

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information (the "SAI").

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (All Funds except GNMA Income, National Tax-Exempt Bond, Pilgrim Money Market and ING Pilgrim Money Market Funds).
 There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (High Yield II, High Yield Bond and Intermediate Bond Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities (All Funds except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (All Funds except National Tax-Exempt Bond, GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities (All Funds except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When

36     More Information About Risks

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. Government Securities (National Tax-Exempt Bond, International Bond, High Yield Bond, High Yield, High Yield II and GNMA Income Funds). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (All Funds except National Tax-Exempt Bond and High Yield II Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (National Tax-Exempt Bond, Intermediate Bond, Strategic Income and High Yield Bond Funds). The Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Mortgage-Related Securities (All Funds except National Tax-Exempt Bond Funds, Pilgrim Money Market and ING Pilgrim Money Market Funds). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Interests in Loans (All Funds except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

Derivatives (National Tax-Exempt Bond, Intermediate Bond, Strategic Income, High Yield, High Yield II and High Yield Bond Funds). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     37

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Portfolio Turnover. Each Fund, except Government Securities Income, GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds, is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements (all Funds) and Dollar Rolls (all Funds except National Tax-Exempt Bond Fund). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Each Fund (except Government Securities Income, GNMA Income, National Tax-Exempt Bond, High Yield and High Yield II Funds) may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

38     More Information About Risks

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Financial Highlights     39

                                                                       FINANCIAL
PILGRIM GNMA INCOME FUND                                              HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by KPMG LLP, independent auditors.

                                                                               Class A
                                                        ------------------------------------------------------
                                                                        Year ended December 31,
                                                        ------------------------------------------------------
                                                        2000(4)      1999        1998        1997        1996
                                                        -------      ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of year               $       8.08        8.53        8.40        8.12        8.19
 Net investment income                            $       0.54        0.50        0.48        0.51        0.53
 Net realized and unrealized gain (loss) from
 investment operations                            $       0.27       (0.45)       0.13        0.29       (0.08)
 Total income from investment operations          $       0.81        0.05        0.61        0.80        0.45
 Less distributions:
 Distributions from net investment income         $       0.48        0.50        0.48        0.52        0.52
 Total distributions                              $       0.48        0.50        0.48        0.52        0.52
 Net asset value, end of year                     $       8.41        8.08        8.53        8.40        8.12
 Total Return(1)                                  %      10.36        0.58        7.52       10.20        5.71
Ratios/Supplemental Data:
 Net assets, end of year (thousands)              $    368,615     376,580     273,591     158,071     133,777
 Ratio of expenses to average net assets          %       1.06        0.99        1.01        1.01        1.05
 Ratio of net investment income to average
 net assets                                       %       6.54        6.04        5.85        6.28        6.56
 Portfolio turnover rate                          %         65          25          54         134         129

                                                          Class B               Class C
                                                    ------------------    -------------------
                                                    October 6, 2000(3)    October 13, 2000(3)
                                                      to December 31,       to December 31,
                                                           2000                  2000
Per Share Operating Performance:
 Net asset value, beginning of period          $             8.20                   8.24
 Net investment income                         $             0.09                   0.09
 Net realized and unrealized gain from
 investment operations                         $             0.18                   0.14
 Total income from investment operations       $             0.27                   0.23
 Less distributions:
 Distributions from net investment income      $             0.07                   0.07
 Total distributions                           $             0.07                   0.07
 Net asset value, end of period                $             8.40                   8.40
 Total Return(1)                               %             3.32                   2.82
Ratios/Supplemental Data:
 Net assets, end of period (thousands)         $              866                  1,833
 Ratio of expenses to average net assets(2)    %             1.81                   1.81
 Ratio of net investment income to average
 net assets(2)                                 %             5.79                   5.79
 Portfolio turnover rate                       %               65                     65

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4) Effective July 26, 2000, ING Pilgrim Investments became the Investment Adviser of the Fund.

40     Pilgrim GNMA Income Fund

FINANCIAL
HIGHLIGHTS                                 PILGRIM NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                         Class A Shares(1)   Class B Shares(1)   Class C Shares(1)
                                                         ----------------    ----------------    ----------------
                                                            Year ended          Year ended         Year ended
                                                         October 31, 2000    October 31, 2000    October 31, 2000
                                                         ----------------    ----------------    ----------------
Per Share Operating Performance:
 Net asset value beginning of period                $          10.00               10.00               10.00
 From investment operations:(2)
 Net investment income                              $           0.48                0.38                0.39
 Net realized and unrealized gain on investments    $           0.11                0.11                0.12
 Total from investment operations                   $           0.59                0.49                0.51
 Distributions paid from investment income          $          (0.48)              (0.40)              (0.40)
 Net asset value end of period                      $          10.11               10.09               10.11
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)           $         21,592                 311                 439
 Total investment return(3)                         %           6.09                5.02                5.29
 Ratios to average net assets:(5)
 Net expenses                                       %           0.95                1.67                1.68
 Gross expenses                                     %           2.12                2.32                2.33
 Net investment income                              %           4.92                3.93                4.00
 Porfolio turnover rate(4)                          %          49.99               49.99               49.99

----------
(1)  The Fund commenced operations on November 8, 1999.
(2) Per share calculation is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized for periods of less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                    Pilgrim National Tax-Exempt Bond Fund     41

                                                                       FINANCIAL
PILGRIM INTERMEDIATE BOND FUND                                        HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                      Class A Shares(1)            Class B Shares(1)          Class C Shares(1)
                                                   ------------------------    ------------------------   ------------------------
                                                         Year ended                   Year ended                 Year ended
                                                   ------------------------    ------------------------   ------------------------
                                                   October 31,  October 31,    October 31,  October 31,   October 31,  October 31,
                                                      2000         1999           2000         1999          2000         1999
                                                      ----         ----           ----         ----          ----         ----
Per Share Operating Performance:
 Net asset value beginning of period           $      9.40         10.00          9.40        10.00          9.40        10.00
 From investment operations:(2)
 Net investment income                         $      0.61          0.45          0.53         0.40          0.54         0.42
 Net realized and unrealized
 gain/(loss) on investments                    $      0.12         (0.60)         0.13        (0.61)         0.12        (0.63)
 Total from investment operations              $      0.73         (0.15)         0.66        (0.21)         0.66        (0.21)
 Distributions paid from investment income     $     (0.61)        (0.45)        (0.54)       (0.39)        (0.54)       (0.39)
 Net asset value end of period                 $      9.52          9.40          9.52         9.40          9.52         9.40
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)      $    29,893        32,013         1,523        1,958         5,248        1,082
 Total investment return(3)                    %      8.11         (1.46)         7.30        (2.13)         7.32        (2.10)
 Ratios to average net assets:(5)
 Net expenses                                  %      1.00          0.96          1.74         1.70          1.73         1.71
 Gross expenses                                %      2.08          2.12          2.33         2.39          2.32         2.44
 Net investment income                         %      6.48          5.38          5.71         4.83          5.74         4.94
 Porfolio turnover rate                        %    733.33        431.50 (4)    733.33       431.50 (4)    733.33       431.50 (4)

----------
(1)  Class A, B and C shares commenced operations on December 15, 1998.
(2) Per share calculation is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.
(4)  Not annualized.
(5)  Annualized for periods of less than one year.

42     Pilgrim Intermediate Bond Fund

FINANCIAL
HIGHLIGHTS                                         PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                                   Class A
                                               -----------------------------------------------
                                                  Six
                                                 Months                   Three
                                                 Ended         Year       Months      July 27,
                                                Dec. 31,       Ended       Ended     1998(1) to
                                                  2000        June 30,    June 30,    March 31,
                                              (unuaudited)      2000      1999(2)       1999
                                              ------------      ----      -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period    $       12.07         12.59       12.89        13.08
 Income from investment
 operations:
 Net investment income                   $        0.43          0.92        0.26         0.53
 Net realized and unrealized
 gain (loss) on investments              $       (0.45)        (0.52)      (0.42)       (0.08)
 Total from investment operations        $       (0.02)         0.40       (0.16)        0.45
 Less distributions from:
 Net investment income                   $        0.40          0.92        0.14         0.53
 Net realized gains on
 investments                             $          --            --          --         0.11
 Net asset value, end of period          $       11.65         12.07       12.59        12.89
 Total Return(3):                        %       (0.19)         3.42       (1.23)        5.60
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $       2,984         2,726       2,736        5,751
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %        0.95          0.96        0.90         0.96
 Gross expenses prior to expense
 reimbursement(4)                        %        2.11          2.64        1.56         1.98
 Net investment income after expense
 reimbursement(4)(5)                     %        6.93          7.69        5.88         5.81
 Portfolio turnover                      %          77           168          69          274

                                                                Class B
                                           --------------------------------------------------
                                              Six
                                             Months                    Three
                                             Ended         Year        Months      July 27,
                                            Dec. 31,       Ended       Ended      1998(1) to
                                              2000        June 30,    June 30,     March 31,
                                           (unaudited)      2000       1999(2)       1999
                                           -----------      ----       -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period         11.80         12.33       12.61        12.78
 Income from investment
 operations:
 Net investment income                         0.39          0.88        0.18         0.45
 Net realized and unrealized
 gain (loss) on investments                   (0.44)        (0.53)      (0.33)       (0.05)
 Total from investment operations             (0.05)         0.35       (0.15)        0.40
 Less distributions from:
 Net investment income                         0.37          0.88        0.13         0.46
 Net realized gains on
 investments                                     --            --          --         0.11
 Net asset value, end of period               11.38         11.80       12.33        12.61
 Total Return(3):                             (0.40)         3.00       (1.20)        5.17
Ratios/Supplemental Data:
 Net assets, end of period (000's)            5,765         4,460       5,658        6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                           1.35          1.36        1.29         1.37
 Gross expenses prior to expense
 reimbursement(4)                              2.51          3.04        1.95         2.42
 Net investment income after expense
 reimbursement(4)(5)                           6.62          7.29        5.49         5.35
 Portfolio turnover                              77           168          69          274

                                                                Class C
                                           --------------------------------------------------
                                              Six
                                             Months                    Three
                                              Ended         Year       Months      July 27,
                                             Dec. 31,      Ended       Ended      1998(1) to
                                              2000        Juned 30,   June 30,     March 31,
                                           (unaudited)      2000       1999(2)       1999
                                           -----------      ----       -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period         12.30         12.81       13.10        13.27
 Income from investment
 operations:
 Net investment income                         0.90          0.87        0.19         0.48
 Net realized and unrealized
 gain (loss) on investments                   (0.44)        (0.51)      (0.35)       (0.06)
 Total from investment operations              0.46          0.36       (0.16)        0.42
 Less distributions from:
 Net investment income                         0.88          0.87        0.13         0.48
 Net realized gains on
 investments                                     --            --          --         0.11
 Net asset value, end of period               11.88         12.30       12.81        13.10
 Total Return(3):                             (0.41)         3.02       (1.21)        5.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)           3,691          3,966       7,965        8,128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                           1.35          1.36        1.29         1.36
 Gross expenses prior to expense
 reimbursement(4)                              2.50          3.04        1.95         2.41
 Net investment income after expense
 reimbursement(4)(5)                           6.63          7.29        5.49         5.36
 Portfolio turnover                              77           168          69          274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments became the Investment Adviser of the Fund and the Fund changed its year end to June 30.

(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Strategic Income Fund     43

                                                                       FINANCIAL
PILGRIM HIGH YIELD FUND                                               HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below, except for the six months ended December 31, 2000, has been audited by KPMG LLP, independent auditors.

                                                                        Class A
                                              -------------------------------------------------------------
                                              Six Months
                                                 Ended
                                              December 31,                 Year Ended June 30,
                                                  2000        ---------------------------------------------
                                              (unaudited)     2000      1999       1998      1997      1996
                                              -----------     ----      ----       ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period     $       5.04        5.93      6.94       6.80      6.36      6.15
 Income (loss) from investment
 operations:
 Net investment income                    $       0.23        0.56      0.58       0.61      0.61      0.59
 Net realized and unrealized gain (loss)
 on investments                           $      (1.08)      (0.85)    (0.96)      0.16      0.43      0.16
 Total from investment operations         $      (0.85)      (0.29)    (0.38)      0.77      1.04      0.75
 Less distributions from:
 Net investment income                    $       0.29        0.57      0.62       0.63      0.60      0.54
 Tax return of capital                    $         --        0.03      0.01         --        --        --
 Total distributions                      $       0.29        0.60      0.63       0.63      0.60      0.54
 Net asset value, end of period           $       3.90        5.04      5.93       6.94      6.80      6.36
 Total Return(2):                         %     (17.47)      (5.20)    (5.57)     11.71     17.14     12.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     53,054      85,870   131,535    102,424    35,940    18,691
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %       1.02        1.05      1.00       1.00      1.00      1.00
 Gross expenses prior to expense
 reimbursement(3)                         %       1.10        1.17      1.12       1.17      1.42      2.19
 Net investment income after expense
 reimbursement(3)(4)                      %      10.92       10.41      9.32       9.05      9.54      9.46
 Portfolio turnover rate                  %         71          89       184        209       394       399

                                                                        Class B
                                              --------------------------------------------------------------
                                              Six Months
                                               Ended                                                 July 17,
                                              December 31,            Year Ended June 30,           1995(1) to
                                                 2000         -----------------------------------    June 30,
                                              (unaudited)     2000      1999       1998      1997      1996
                                              -----------     ----      ----       ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period             5.03        5.92       6.92       6.78      6.36      6.20
 Income (loss) from investment
 operations:
 Net investment income                            0.22        0.53       0.53       0.58      0.57      0.48
 Net realized and unrealized gain (loss)
 on investments                                  (1.08)      (0.86)     (0.96)      0.14      0.41      0.14
 Total from investment operations                (0.86)      (0.33)     (0.43)      0.72      0.98      0.62
 Less distributions from:
 Net investment income                            0.28        0.53       0.56       0.58      0.56      0.46
 Tax return of capital                              --        0.03       0.01         --        --        --
 Total distributions                              0.28        0.56       0.57       0.58      0.56      0.46
 Net asset value, end of period                   3.89        5.03       5.92       6.92      6.78      6.36
 Total Return(2):                               (17.82)      (5.91)     (6.23)     10.90     16.04     10.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)             134,692     199,618    261,589    154,303    40,225     2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              1.77        1.80       1.75       1.75      1.75      1.75
 Gross expenses prior to expense
 reimbursement(3)                                 1.85        1.92       1.87       1.92      2.17      2.94
 Net investment income after expense
 reimbursement(3)(4)                             10.16        9.66       8.57       8.30      8.64      9.02
 Portfolio turnover rate                            71          89        184        209       394       339

                                                            Class C
                                              ----------------------------------
                                              Six Months
                                                Ended         Year      May 27,
                                               Dec. 31,      Ended    1999(1) to
                                                 2000       June 30,   June 30,
                                              (unaudited)     2000       1999
                                              -----------     ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period     $       5.02        5.92       5.91
 Income (loss) from investment
 operations:
 Net investment income                    $       0.23        0.57       0.05
 Net realized and unrealized gain (loss)
 on investments                           $      (1.08)      (0.90)      0.01
 Total from investment operations         $      (0.85)      (0.33)      0.06
 Less distributions from:
 Net investment income                    $       0.28        0.57       0.05
 Tax return of capital                    $         --          --         --
 Total distributions                              0.28        0.57       0.05
 Net asset value, end of period           $       3.89        5.02       5.92
 Total Return(2):                         %     (17.64)      (5.99)      0.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $      4,203       5,930        551
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %       1.77        1.80       1.75
 Gross expenses prior to expense
 reimbursement(3)                         %       1.85        1.92       1.87
 Net investment income after expense
 reimbursement(3)(4)                      %      10.16        9.66       8.57
 Portfolio turnover rate                  %         71          89        184

                                                                        Class M
                                              -------------------------------------------------------------
                                              Six Months
                                                Ended        Year                                    July 17,
                                               Dec. 31,      Ended         Year Ended June 30,      1995(1) to
                                                 2000       June 30,    -------------------------    June 30,
                                              (unaudited)     2000      1999       1998      1997      1996
                                              -----------     ----      ----       ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period             5.03        5.93      6.92       6.78      6.36      6.20
 Income (loss) from investment
 operations:
 Net investment income                            0.22        0.52      0.55       0.59      0.58      0.50
 Net realized and unrealized gain (loss)
 on investments                                  (1.08)      (0.85)    (0.95)      0.14      0.41      0.14
 Total from investment operations                (0.86)      (0.33)    (0.40)      0.73      0.99      0.64
 Less distributions from:
 Net investment income                            0.28        0.54      0.58       0.59      0.57      0.48
 Tax return of capital                              --        0.03      0.01         --        --        --
 Total distributions                              0.28        0.57      0.59       0.59      0.57      0.48
 Net asset value, end of period                   3.89        5.03      5.93       6.92      6.78      6.36
 Total Return(2):                               (17.71)      (5.86)    (5.85)     11.16     16.29     10.69
Ratios/Supplemental Data:
 Net assets, end of period (000's)               7,333      12,730    24,129     19,785     8,848     1,243
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              1.52        1.55      1.50       1.50      1.50      1.50
 Gross expenses prior to expense
 reimbursement(3)                                 1.60        1.67      1.62       1.67      1.92      2.69
 Net investment income after expense
 reimbursement(3)(4)                             10.40        9.91      8.82       8.55      8.93      9.41
 Portfolio turnover rate                            71          89       184        209       394       339

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

44     Pilgrim High Yield Fund

FINANCIAL
HIGHLIGHTS                                            PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                                      Class A
                                              -------------------------------------------------------
                                                 Six
                                                Months                  Three
                                                Ended        Year      Months      Year      March 27,
                                               Dec. 31,      Ended      Ended     Ended       1998 to
                                                 2000      June 30,   June 30,   March 31,   March 31,
                                              (unaudited)    2000      1999(2)     1999       1998(1)
                                              -----------    ----      -------     ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period     $       10.80      11.57      11.66      12.72       12.70
 Income from investment operations:
 Net investment income                    $        0.58       1.18       0.28       1.12        0.01
 Net realized and unrealized gain (loss)
 on investments                           $       (2.36)     (0.75)     (0.09)     (1.00)       0.01
 Total from investment operations         $       (1.78)      0.43       0.19       0.12        0.02
 Less distributions from:
 Net investment income                    $        0.57       1.20       0.28       1.18          --
 Net asset value, end of period           $        8.45      10.80      11.57      11.66       12.72
 Total Return(3):                         %      (16.97)      3.96       1.60       1.13        0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $      23,248     34,416     16,795     17,327       4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      %        1.10       1.18       1.10       1.12        1.06
 Gross expenses prior to expense
 reimbursement(4)                         %        1.32       1.37       1.37       1.53        1.06
 Net investment income after expense
 reimbursement(4)(5)                      %       11.44      10.63       9.68       9.44        7.22
 Portfolio turnover                       %          70        113         44        242         484

                                                                      Class B
                                              -------------------------------------------------------
                                                 Six
                                                Months                  Three
                                                Ended        Year      Months      Year      March 27,
                                                Dec. 31,    Ended       Ended     Ended       1998 to
                                                 2000      June 30,   June 30,   March 31,   March 31,
                                              (unaudited)    2000      1999(2)     1999       1998(1)
                                              -----------    ----      -------     ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period             10.81      11.58      11.66      12.71       12.69
 Income from investment operations:
 Net investment income                             0.54       1.11       0.27       1.04        0.01
 Net realized and unrealized gain (loss)
 on investments                                   (2.36)     (0.75)     (0.09)     (0.99)       0.01
 Total from investment operations                 (1.82)      0.36       0.18       0.05        0.02
 Less distributions from:
 Net investment income                             0.54       1.13       0.26       1.10          --
 Net asset value, end of period                    8.45      10.81      11.58      11.66       12.71
 Total Return(3):                                (17.32)      3.28       1.53       0.55        0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)               72,242    103,246     41,882     42,960       8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                               1.75       1.83       1.75       1.77        1.69
 Gross expenses prior to expense
 reimbursement(4)                                  1.97       2.02       2.02       2.18        1.69
 Net investment income after expense
 reimbursement(4)(5)                              10.78       9.98       9.03       8.84        6.61
 Portfolio turnover                                  70        113         44        242         484

                                                                      Class C                                    Class T
                                              -------------------------------------------------------     ----------------------
                                                 Six                                                         Six
                                                 Months                 Three                              Months
                                                 Ended       Year      Months      Year      March 27,      Ended       March 31,
                                                Dec. 31,    Ended       Ended     Ended       1998 to      Dec. 31,    2000(6) to
                                                  2000     June 30,    June 30,  March 31,   March 31,       2000       June 30,
                                              (unaudited)    2000      1999(2)     1999       1998(1)     (unaudited)     2000
                                              -----------    ----      -------     ----       -------     -----------     ----
Per Share Operating Performance:
 Net asset value, beginning of period     $       10.81      11.58      11.66      12.71       12.69         10.81       11.07
 Income from investment operations:
 Net investment income                    $        0.54       1.10       0.27       1.04        0.01          0.56        0.29
 Net realized and unrealized gains (loss)
 on investments                           $       (2.36)     (0.74)     (0.09)     (0.99)       0.01         (2.36)      (0.25)
 Total from investment operations         $       (1.82)      0.36       0.18       0.05        0.02         (1.80)       0.04
 Less distributions from:
 Net investment income                    $        0.54       1.13       0.26       1.10          --          0.56        0.30
 Net asset value, end of period           $        8.45      10.81      11.58      11.66       12.71          8.45       10.81
 Total Return(3):                         %      (17.33)      3.28       1.53       0.55        0.16        (17.17)      (0.49)
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $      14,124     23,324     18,618     21,290       4,815        19,738      31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      %        1.75       1.83       1.75       1.77        1.66          1.40        1.48
 Gross expenses prior to expense
 reimbursement(4)                         %        1.97       2.02       2.02       2.18        1.66          1.62        1.67
 Net investment income after expense
 reimbursement(4)(5)                      %       10.78       9.98       9.03       8.79        6.91         11.11       10.33
 Portfolio turnover                       %          70        113         44        242         484            70         113

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  Commencement of offering of shares.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim High Yield Fund II     45

                                                                       FINANCIAL
PILGRIM HIGH YIELD BOND FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                      Class A Shares(1)           Class B Shares(1)           Class C Shares(1)
                                                   ------------------------    ------------------------   ------------------------
                                                          Year ended                 Year ended                 Year ended
                                                   ------------------------    ------------------------   ------------------------
                                                   October 31,  October 31,    October 31,  October 31,   October 31,  October 31,
                                                      2000         1999           2000         1999          2000         1999
                                                      ----         ----           ----         ----          ----         ----
Per Share Operating Performance:
 Net asset value beginning of period           $       9.96        10.00          9.96         10.00          9.96        10.00
 From investment operations:(2)
  Net investment income                        $       0.85         0.67          0.78          0.60          0.78         0.62
  Net realized and unrealized loss
    on investments                             $      (0.65)       (0.04)        (0.66)        (0.05)        (0.66)       (0.06)
  Total from investment operations             $       0.20         0.63          0.12          0.55          0.12         0.56
 Distributions paid from:
  Investment income                            $      (0.86)       (0.67)        (0.79)        (0.59)        (0.79)       (0.60)
  Capital gain                                 $      (0.06)          --         (0.06)           --         (0.06)          --
  Total distributions                          $      (0.92)       (0.67)        (0.85)        (0.59)        (0.85)       (0.60)
 Net asset value end of period                 $       9.24         9.96          9.23          9.96          9.23         9.96
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)      $     33,220       30,537         3,702         2,374         1,578          776
 Total investment return(3)                    %       1.89         6.37          1.02          5.57          1.02         5.67
 Ratios to average net assets:(5)
  Net expenses                                 %       1.04         1.00          1.79          1.72          1.79         1.73
  Gross expenses                               %       2.16         2.32          2.41          2.64          2.40         2.66
  Net investment income                        %       8.75         7.53          7.99          6.90          7.98         7.01
 Porfolio turnover rate                        %     480.64       756.40 (4)    480.64        756.40 (4)    480.64       756.40 (4)

----------
(1)  Class A, B and C shares commenced operations on December 15, 1998.
(2) Per share calculation is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized for periods of less than one year.

46     Pilgrim High Yield Bond Fund

FINANCIAL
HIGHLIGHTS                                             PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

The information in the table below, except the six months ended December 31, 2000, has been audited by KPMG LLP, independent auditors.

                                                       Class A                 Class B                  Class C
                                                 ---------------------   ---------------------   ----------------------
                                                 Six Months              Six Months              Six Months
                                                   Ended       Period      Ended       Period      Ended       Period
                                                  Dec. 31,     Ended      Dec. 31,     Ended      Dec. 31,      Ended
                                                    2000      June 30,      2000      June 30,     2000(2)     June 30,
                                                 (unaudited)   2000(1)   (unaudited)   2000(2)   (unaudited)    2000(2)
                                                 -----------   -------   -----------   -------   -----------    -------
Per Share Operating Performance:
 Net asset value, beginning of period        $       1.00        1.00        1.00        1.00        1.00        1.00
 Income from investment operations:
 Net investment income                       $       0.27        0.02        0.27        0.03        0.27        0.02
 Net realized and unrealized gain (loss) on
 investments                                 $         --          --          --          --          --          --
 Total from investment operations            $       0.27        0.02        0.27        0.03        0.27        0.02
 Less distributions from:
 Net investment income                       $       0.27        0.02        0.27        0.03        0.27        0.02
 Net realized gains on investments           $         --          --          --          --          --          --
 Net asset value, end of period              $       1.00        1.00        1.00        1.00        1.00        1.00
 Total Return(3):                            %       2.72        3.58        2.32        3.60        2.32        3.58
Ratios/Supplemental Data:
 Net assets, end of period (000's)           $     87,164      75,430      23,252      12,035      24,249       5,431
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)            %       1.04        0.85        1.79        1.60        1.79        1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)               %       0.76        2.28        1.51        3.03        1.51        3.03
 Net investment income (loss) after
 expense reimbursement (recoupment)(4)(5)    %       5.64        5.18        4.72        3.96        4.85        3.96

----------
(1)  Commenced offerings of shares on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Pilgrim Money Market Fund     47

                                                                       FINANCIAL
ING PILGRIM MONEY MARKET FUND                                         HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                            Class A(1)                 Class B(1)                 Class C(1)
                                                     ------------------------   ------------------------   ------------------------
                                                            Year ended                 Year ended                 Year ended
                                                     ------------------------   ------------------------   ------------------------
                                                     October 31,  October 31,   October 31,  October 31,   October 31,  October 31,
                                                        2000         1999          2000         1999          2000         1999
                                                        ----         ----          ----         ----          ----         ----
Per Share Operating Performance:
 Net asset value beginning of period             $       1.00         1.00         1.00         1.00          1.00         1.00
 From investment operations:
 Net investment income                           $       0.06         0.04         0.05         0.03          0.05         0.03
 Net realized and unrealized gains (loss) on
 investments                                     $         --           --           --           --            --           --
 Total from investment operations                $       0.06         0.04         0.05         0.03          0.05         0.03
 Distributions paid from investment income       $      (0.06)       (0.04)       (0.05)       (0.03)        (0.05)       (0.03)
 Net asset value end of period                   $       1.00         1.00         1.00         1.00          1.00         1.00
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)        $    440,651      228,124        2,706        1,173         2,035          444
 Total investment return at net asset value(2)   %       5.70         3.98         5.03         3.31          5.03         3.30
 Ratios to average net assets(3):
 Net expenses                                    %       0.74         0.73         1.38         1.41          1.39         1.41
 Gross expenses                                  %       1.42         1.67         1.67         1.79          1.67         1.78
 Net investment income                           %       5.59         4.59         4.93         3.85          5.03         3.89

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if the Fund's expenses were not waived or reimbursed. Total returns for periods of less than one year are not annualized.
(3)  Annualized for periods less than one year.

48     ING Pilgrim Money Market Fund

Where To Go For More Information

You'll find more information about the Pilgrim Funds in our:

Annual/Semi-Annual Reports

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim GNMA Income Fund, Inc.        811-2401
Pilgrim Funds Trust 811-8895
  Pilgrim National Tax-Exempt Bond
  Pilgrim Intermediate Bond
  Pilgrim High Yield Bond
  ING Pilgrim Money Market

Pilgrim Investment Funds, Inc.        811-1939
  Pilgrim High Yield
Pilgrim Mutual Funds                  811-7428
  Pilgrim Strategic Income
  Pilgrim High Yield II
  Pilgrim Money Market


INCPROS050101-050101

                  THE DATE OF THIS PROSPECTUS HAS BEEN CHANGED
                      FROM MARCH 1, 2001 TO JUNE 15, 2001.

[LOGO]

Prospectus

March 1, 2001

Classes A, B, C and M

International Equity Funds

Pilgrim Worldwide Growth
Pilgrim International Value
Pilgrim International
Pilgrim International Core Growth
Pilgrim International SmallCap Growth
Pilgrim Emerging Markets Value
Pilgrim Emerging Countries
Pilgrim Worldwide Emerging Markets
Pilgrim Global Technology
Pilgrim Global Communications
Pilgrim Global Information Technology
Pilgrim Asia-Pacific Equity
Pilgrim SmallCap Asia Growth
Pilgrim European Equity
Pilgrim Russia

Precious Metals Funds

Pilgrim Precious Metals
Pilgrim Silver

This prospectus contains important information about investing in the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

INVESTMENT STRATEGY [GRAPHIC]

RISKS [GRAPHIC]

HOW THE FUND HAS PERFORMED [GRAPHIC]

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

You'll also find:

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

An Introduction to the Pilgrim Funds                                           1
Funds At A Glance                                                              2

INTERNATIONAL EQUITY FUNDS
Pilgrim Worldwide Growth                                                       6
Pilgrim International Value                                                    8
Pilgrim International                                                         10
Pilgrim International Core Growth                                             12
Pilgrim International SmallCap Growth                                         14
Pilgrim Emerging Markets Value                                                16
Pilgrim Emerging Countries                                                    18
Pilgrim Worldwide Emerging Markets                                            20
Pilgrim Global Technology                                                     22
Pilgrim Global Communications                                                 24
Pilgrim Global Information Technology                                         26
Pilgrim Asia-Pacific Equity                                                   28
Pilgrim SmallCap Asia Growth                                                  30
Pilgrim European Equity                                                       32
Pilgrim Russia                                                                34

PRECIOUS METALS FUNDS
Pilgrim Precious Metals                                                       36
Pilgrim Silver                                                                38

What You Pay to Invest                                                        40
Shareholder Guide                                                             44
Management of the Funds                                                       51
Dividends, Distributions and Taxes                                            54
More Information About Risks                                                  55
Financial Highlights                                                          58
Where To Go For More Information                                      Back cover

                                                             INTRODUCTION TO THE
                                                                   PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

INTERNATIONAL EQUITY FUNDS

ING Pilgrim offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

They may suit you if you:

*    are investing for the long-term -- at least several years
*    are looking for exposure to international markets
*    are willing to accept higher risk in exchange for long-term growth.


PRECIOUS METALS FUNDS

ING Pilgrim's Precious Metals Funds seek long-term growth.

They may suit you if you:

*    are investing for the long-term -- at least several years
*    are looking for exposure to international markets and precious metals
*    are willing to accept higher risk in exchange for long-term growth.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

------
Funds
At A
Glance
------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 6.

                    FUND                                                        INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
International       Worldwide Growth Fund                                       Long-term capital appreciation
Equity Funds        Adviser: ING Pilgrim Investments, LLC

                    International Value Fund                                    Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC
                    Sub-Adviser: Brandes Investment Partners, L.P.

                    International Fund                                          Long-term growth of capital
                    Adviser: ING Pilgrim Investments, LLC

                    International Core Growth Fund                              Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC

                    International SmallCap Growth Fund                          Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC
                    Sub-Adviser: Nicholas-Applegate Capital Mgt.

                    Emerging Markets Value Fund                                 Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC
                    Sub-Adviser: Brandes Investment Partners, L.P.

                    Emerging Countries Fund                                     Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC

                    Worldwide Emerging Markets Fund                             Long-term growth of capital
                    Adviser: ING Pilgrim Investments, LLC

                    Global Technology Fund                                      Long-term growth of capital
                    Adviser: ING Pilgrim Investments, LLC

                    Global Communications Fund                                  Long-term capital appreciation
                    Adviser: ING Mutual Funds Management Co. LLC
                    Sub-Adviser: ING Investment Management Advisors B.V.

                    Global Information Technology Fund                          Long-term capital appreciation
                    Adviser: ING Mutual Funds Management Co. LLC
                    Sub-Adviser: ING Investment Management Advisors B.V.

                    Asia-Pacific Equity Fund                                    Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC

MAIN INVESTMENTS                                                      MAIN RISKS
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of companies located in countries around            Price volatility and other risks that accompany an
the world, which may include the U.S., believed to have               investment in growth-oriented foreign equities. Sensitive to
growth potential.                                                     currency exchange rates, international political and
                                                                      economic conditions and other risks that affect foreign
                                                                      securities.

Equity securities of issuers located in countries outside             Price volatility and other risks that accompany an
the U.S., believed to have prices below their long-term               investment in foreign equities. Sensitive to currency
value.                                                                exchange rates, international political and economic
                                                                      conditions and other risks that affect foreign securities.

Equity securities and equity equivalents of companies                 Price volatility and other risks that accompany an
outside of the U.S.                                                   investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and
                                                                      economic conditions and other risks that affect foreign
                                                                      securities.

Equity securities of larger companies in countries around             Price volatility and other risks that accompany an
the world, which may include the U.S., believed to have               investment in growth-oriented foreign equities. Sensitive to
growth potential.                                                     currency exchange rates, international political and
                                                                      economic conditions and other risks that affect foreign
                                                                      securities.

Equity securities of small-sized companies in countries               Price volatility, liquidity and other risks that accompany
around the world, which may include the U.S., believed to             an investment in equity securities of foreign, small-sized
have growth potential.                                                companies. Sensitive to currency exchange rates,
                                                                      international political and economic conditions and other
                                                                      risks that affect foreign securities.

Equity securities of issuers located in countries with                Price volatility, liquidity and other risks that accompany
emerging securities markets believed to have prices below             an investment in equities from emerging countries. Sensitive
their long-term value.                                                to currency exchange rates, international political and
                                                                      economic conditions and other risks that affect foreign
                                                                      securities.

Equity securities of issuers located in countries with                Price volatility, liquidity and other risks that accompany
emerging securities markets believed to have growth                   an investment in equities from emerging countries. Sensitive
potential.                                                            to currency exchange rates, international political and
                                                                      economic conditions and other risks that affect foreign
                                                                      securities.

Equity securities and equity equivalents of emerging market           Price volatility, liquidity and other risks that accompany
companies.                                                            an investment in equities from emerging countries. Sensitive to currency exchange rates, international political and
                                                                      economic conditions and other risks that affect foreign
                                                                      securities.

Equity securities or equity equivalents of technology                 Price volatility due to non-diversification and
companies (which include information infrastructure                   concentration in stocks in the technology sector. May be
related companies).                                                   sensitive to currency exchange rates, international
                                                                      political and economic conditions and other risks that
                                                                      affect foreign securities.

Equity securities of communications companies located                 Price volatility and risks related to investments in equity
throughout the world, including the United States.                    securities. Sensitive to currency exchange rates,
                                                                      international political and economic conditions and other
                                                                      risks that affect foreign securities. Products and services of companies engaged in the communications sector are
                                                                      subject to relatively high risks of rapid obsolescence
                                                                      caused by scientific and technological advances.

Equity securities of information technology companies                 Price volatility and risks related to investments in equity
located throughout the world, including the United States.            securities. Products and services of companies engaged in
                                                                      the information technology sector are subject to relatively high risks of rapid obsolescence caused by scientific and
                                                                      technological advances.

Equity securities of companies based in the Asia-Pacific              Price volatility and other risks that accompany an
region, excluding Australia and Japan.                                investment in foreign equities and in securities of issuers in a single region. Sensitive to currency exchange rates,
                                                                      international political and economic conditions and other
                                                                      risks that affect foreign securities.

------
Funds
At A
Glance
------

                    FUND                                                        INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
International       SmallCap Asia Growth Fund                                   Long-term capital appreciation
Equity Funds        Adviser: ING Pilgrim Investments, LLC

                    European Equity Fund                                        Long-term capital appreciation
                    Advisor: ING Mutual Funds Management Co. LLC
                    Sub-Adviser: ING Investment Management Advisors B.V.

                    Russia Fund                                                 Long-term capital appreciation
                    Adviser: ING Pilgrim Investments, LLC

Precious Metals     Precious Metals Fund                                        Capital appreciation and a hedge against the loss of
Funds               Adviser: ING Pilgrim Investments, LLC                       buying power of the U.S. Dollar

                    Silver Fund                                                 Maximum total return from long-term growth of
                    Adviser: ING Pilgrim Investments, LLC                       capital and income

MAIN INVESTMENTS                                                      MAIN RISKS
------------------------------------------------------------------------------------------------------------------------------------
Equity securities and equity equivalents of companies in the          Price volatility, liquidity and other risks that accompany
Asia region having market capitalizations of less than $1             an investment in equity securities of issuers in a single
billion.                                                              region. Sensitive to currency exchange rates, international political and economic conditions and other risks that
                                                                      affect foreign securities.

Equity securities of issuers which are principally traded in          Price volatility and risks related to investments in equity
the European capital markets, or that derive a majority of            securities. Sensitive to currency exchange rates,
their total revenues from either goods produced or services           international political and economic conditions and other
rendered within Europe, or that are organized under the laws          risks that affect foreign securities of companies in a
of and have a principal office in a European country.                 single region.

Equity securities of Russian companies.                               Risk due to extremely volatile and often illiquid nature of the Russian securities markets, and volatility due to
                                                                      non-diversification of investments. Particularly sensitive to Russian political and economic conditions, currency
                                                                      exchange rates, and other risks that affect funds investing in securities of a single country. Potential for
                                                                      expropriation, dilution, devaluation, default or excessive taxation by the Russian government.

Gold and securities of companies engaged in mining or                 Price volatility due to non-diversification and
processing gold throughout the world.                                 concentration in the gold/precious metals industry. The
                                                                      market for gold and other precious metals is widely
                                                                      unregulated and is located in foreign countries that have
                                                                      the potential for instability. Precious metals earn no
                                                                      income, have higher transaction/storage costs, and realize gain only with an increase in market price.

Securities of companies which are engaged in the                      Price volatility due to non-diversification and
exploration, mining, processing, fabrication or distribution          concentration in stocks in the silver industry. The market
of silver and in silver bullion.                                      for silver is limited and widely unregulated and is located in foreign countries that have the potential for
                                                                      instability. Precious metals earn no income, have higher
                                                                      transaction/storage costs, and realize gain only with an
                                                                      increase in market price.

-------------
International
Equity Funds
-------------

                                                    Adviser
PILGRIM WORLDWIDE GROWTH FUND                       ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

International Component. The portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

U.S. Component. The Fund normally invests in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of December 31, 2000 this meant market capitalizations in the range of $9.1 billion to $475 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expections. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

From time to time, the Adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potenial for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

6          Pilgrim Worldwide Growth Fund

                                                   PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                          2.45   14.74   17.92   17.28   37.34   83.52  -22.26

Best and worst quarterly performance during this period:

4th quarter 1999: up 44.54%
4th quarter 2000: down 15.85%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International World Index (MSCI World Index).

Average Annual Total Returns

                                                                                               MSCI
                                                                                               World
                                              Class A(4)      Class B(5)      Class C(6)      Index(7)
                                              ----------      ----------      ----------      --------
One year, ended December 31, 2000       %      -26.74          -26.46          -23.48          -13.92
Five years, ended December 31, 2000     %       20.62           21.16           21.30           11.58
Since inception of Classes A and C(8)   %       17.34             N/A           17.50           11.96
Since inception of Class B(8)           %         N/A           20.56             N/A           12.15

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.
(3) Prior to November 2, 2000, the Fund's portfolio manager employed a different stock selection criteria.
(4)  Reflects deduction of sales charge of 5.75%.
(5) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(6)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(7) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
(8) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Pilgrim Worldwide Growth Fund         7

-------------
International
Equity Funds
-------------

                                               Adviser
                                               ING Pilgrim Investments, LLC
                                               Sub-Adviser
PILGRIM INTERNATIONAL VALUE FUND               Brandes Investment Partners, L.P.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and global depository receipts, as well as convertible securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest up to the greater of:

*    20% of its assets in any one country or industry, or,

* 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

8         Pilgrim International Value Fund

                                                PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         15.23   17.86   13.46   51.49    1.89

Best and worst quarterly performance during this period:

4th quarter 1999: up 24.50%
3rd quarter 1998: down 14.73%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns

                                                                                               MSCI
                                                                                               EAFE
                                             Class A(2)      Class B(3)      Class C(4)      Index(5)
                                             ----------      ----------      ----------      --------
One year, ended December 31, 2000       %      -3.97           -3.27            0.24          -13.96
Five years, ended December 31, 2000     %      17.52             N/A           18.11            7.43
Since inception of Classes A and C(6)   %      17.14             N/A           17.55            9.12
Since inception of Class B(6)           %        N/A           18.52             N/A            8.70

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.
(6) Classes A and C commenced operations on March 6, 1995. Class B commenced operations on April 18, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Pilgrim International Value Fund         9

-------------
International
Equity Funds
-------------

                                                    Adviser
PILGRIM INTERNATIONAL FUND                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-size companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities in which the Fund invests.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Inability to Sell Securities -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

10        Pilgrim International Fund

                                                      PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                          5.87    5.77   13.46    1.56   19.02   47.50   -8.30

Best and worst quarterly performance during this period:

4th quarter 1999: up 27.01%
4th quarter 1997: down 10.65%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns

                                                                   MSCI
                                                                   EAFE
                                             Class A(4)(5)       Index(6)
                                             -------------       --------
One year, ended December 31, 2000      %        -13.57            -13.96
Five years, ended December 31, 2000    %         11.90              7.43
Since inception of Class A(7)          %         10.13              8.10

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3) Prior to November 2, 2000, the Fund's portfolio manager employed a different stock selection criteria.
(4) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares of the Fund did not have a full year's performance during the period ended December 31, 2000.
(5)  Reflects deduction of sales charge of 5.75%.
(6) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(7)  Class A commenced operations on January 3, 1994.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim International Fund        11

-------------
International
Equity Funds
-------------

                                                    Adviser
PILGRIM INTERNATIONAL CORE GROWTH FUND              ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-size companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

In pursuing the Fund's investment strategy, the portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earnings prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in large companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or smaller company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

12        Pilgrim International Core Growth Fund

                                          PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         20.92   66.69  -25.04

Best and worst quarterly performance during this period:

4th quarter 1999: up 44.07%
2nd quarter 2000: down 9.77%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns

                                                                                            MSCI
                                                                                            EAFE
                                          Class A(4)      Class B(5)      Class C(6)      Index(7)
                                          ----------      ----------      ----------      --------
One year, ended December 31, 2000    %     -29.36          -29.13          -26.29          -13.96
Since inception(8)                   %      14.53           15.03           15.43            8.58

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.
(3) Prior to November 2, 2000, the Fund's portfolio manager employed a different stock selection criteria.
(4)  Reflects deduction of sales charge of 5.75%.
(5) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(6)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(7) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.
(8)  The Fund commenced operations on February 28, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                Pilgrim International Core Growth Fund        13

-------------
International
Equity Funds
-------------

                                                    Adviser
                                                    ING Pilgrim Investments, LLC
                                                    Sub-Adviser
                                                    Nicholas-Applegate Capital
PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND          Management
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in securities of small companies located outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers.

The Fund invests primarily in smaller-capitalized companies ("small cap stocks") located worldwide. In the opinion of the Fund's Sub-Adviser, small cap stocks are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in over 50 countries. The market capitalization ranges of the various countries' small cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets.

The Fund normally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund's Sub-Adviser emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of traditional fundamental research of individual securities, calling on the expertise of many external analysts in different countries throughout the world, and a computer intensive ranking system that analyzes and ranks securities. The Sub-Adviser seeks to uncover signs of "change at the margin" -- positive business developments which are not yet fully reflected in a company's stock price.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

14        Pilgrim International SmallCap Growth Fund

                                      PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                  5.51   17.58   13.46   35.57  121.93  -16.60

Best and worst quarterly performance during this period:

4th quarter 1999: up 53.34%
3rd quarter 1998: down 15.35%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Salomon Europe Pacific, Australia and Composite Market Index (Salomon EPAC EM Index).

Average Annual Total Returns

                                                                                              Salomon
                                                                                               EPAC
                                                                                                EM
                                             Class A(3)      Class B(4)      Class C(5)      Index(6)
                                             ----------      ----------      ----------      --------
One year, ended December 31, 2000       %     -21.40          -20.90          -17.85          -11.08
Five years, ended December 31, 2000     %      25.84           26.43           26.54            3.57
Since inception of Classes A and C(7)   %      19.81             N/A           20.06            2.57
Since inception of Class B(7)           %        N/A           24.45             N/A            4.01

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(6) The Salomon EPAC EM Index is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.
(7) Classes A and C commenced operations on August 31, 1994. Class B commenced operations on May 31, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                            Pilgrim International SmallCap Growth Fund        15

-------------
International
Equity Funds
-------------

                                               Adviser
                                               ING Pilgrim Investments, LLC
                                               Sub-Adviser
PILGRIM EMERGING MARKETS VALUE FUND            Brandes Investment Partners, L.P.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in companies located in countries with emerging markets, including companies that may be smaller and lesser-known.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund may invest in common stocks, preferred stocks, American, European and global depositary receipts, as well as convertible securities.

Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of companies located in countries with emerging markets. Countries with emerging markets include those countries that are generally considered to be emerging market countries by the international financial community. The Fund may invest up to the greater of:

*    20% of its assets in any one country or industry, or,

* 150% of the weighting of the country or industry in the Morgan Stanley Capital International Emerging Markets Free Index Index (MSCI EMF Index), as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into Pilgrim Emerging Countries Fund. You could therefore ultimately hold shares of that Fund.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. For emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller and emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


16        Pilgrim Emerging Markets Value Fund

                                             PILGRIM EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Return (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         -22.58  67.11  -17.64

Best and worst quarterly performance during this period:

2nd quarter 1999: up 26.74%
2nd quarter 1998: down 24.79%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index).

Average Annual Total Return

                                                                                            MSCI
                                                                                            EMF
                                          Class A(2)      Class B(3)      Class C(4)      Index(5)
                                          ----------      ----------      ----------      --------
One year, ended December 31, 2000   %      -22.38          -21.24          -18.84          -30.61
Since Inception(6)                  %        0.14            0.72            1.37           -4.83

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(6)  The Fund commenced operations on January 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   Pilgrim Emerging Markets Value Fund        17

-------------
International
Equity Funds
-------------

                                                    Adviser
PILGRIM EMERGING COUNTRIES FUND                     ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international financial community.

The Fund may invest up to 35% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

In selecting securities located in emerging market countries, the Adviser uses a "bottom-up" fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Adviser scores the emerging markets stocks on a wide range of quantitive and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

In selecting stocks in developed markets, the portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use "bottom-up" analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Debt Securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Inability to Sell Securities -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

18        Pilgrim Emerging Countries Fund

                                                 PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)(3)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                  6.34   27.50    9.44   -22.19  75.80  -31.94

Best and worst quarterly performance during this period:

4th quarter 1999: up 36.28%
3rd quarter 1998: down 26.06%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index).

Average Annual Total Returns

                                                                                               MSCI
                                                                                               EMF
                                             Class A(4)      Class B(5)      Class C(6)      Index(7)
                                             ----------      ----------      ----------      --------
One year, ended December 31, 2000       %     -35.84          -35.76          -33.03          -30.61
Five years, ended December 31, 2000     %       4.13            4.51            4.84           -4.17
Since inception of Classes A and C(8)   %       3.65             N/A            3.78           -5.59
Since inception of Class B(8)           %        N/A            4.38             N/A           -4.04

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.
(3) Prior to November 2, 2000, the Fund's portfolio manager employed a different stock selection criteria.
(4)  Reflects deduction of sales charge of 5.75%.
(5) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(6)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(7) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(8) Classes A and C commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Pilgrim Emerging Countries Fund        19

-------------
International
Equity Funds
-------------

                                                    Adviser
PILGRIM WORLDWIDE EMERGING MARKETS FUND             ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

Africa -- Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

Asia: -- Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

Europe -- Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

The Middle East -- Israel, Jordan, Lebanon, Oman and Turkey;

Latin America -- Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

The Adviser considers an emerging market company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, investment-grade debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country or short-term or medium-term investment grade debt securities.

The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a "top-down" approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into Pilgrim Emerging Countries Fund. You could therefore ultimately hold shares of that Fund.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities in which the Fund invests, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

20        Pilgrim Worldwide Emerging Markets Fund

                                         PILGRIM WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 24.12    3.87   63.37  -13.81   -5.93    7.38  -11.40  -29.06  112.58  -47.09

Best and worst quarterly performance during this period:

4th quarter 1999: up 78.49%
2nd quarter 2000: down 31.37%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) and the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns

                                                            MSCI          MSCI
                                                            EMF           EAFE
                                          Class A(4)      Index(5)      Index(6)
                                          ----------      --------      --------
One year, ended December 31, 2000    %      -50.12         -30.61        -13.96
Five years, ended December 31, 2000  %       -6.47          -4.17          7.43
Ten years, ended December 31, 2000   %        2.02           8.26          8.56

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund. Lexington Management Corporation engaged a sub-adviser to manage the Fund until June 7, 2000. Prior to July 26, 2000, the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3) Prior to June 17, 1991, the Fund operated under a different investment objective.
(4)  Reflects deduction of sales charge of 5.75%.
(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(6) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                               Pilgrim Worldwide Emerging Markets Fund        21

-------------
International
Equity Funds
-------------

                                                    Adviser
PILGRIM GLOBAL TECHNOLOGY FUND                      ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek long term growth of capital. This objective may not be changed without the approval of shareholders, and there is no assurance that the Fund will achieve its objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity securities or equity equivalents (including common and preferred stocks, warrants and convertible securities) of technology companies (which include information infrastructure related companies) of any capitalization. The Adviser considers technology or information infrastructure related companies to be in the following industries within the technology or information sectors: biotechnology, broadcasting and media content, computers, electronic components and equipment, electronic commerce and data services, data processing, information systems, internet, medical technology, networking, office automation, on-line services, semiconductors, semiconductor capital equipment, server hardware producers, software companies, telecommunications, telecommunications equipment and services, and companies involved in the distribution, servicing, science and development of these industries.

The Fund expects that such companies will be located within Africa, Asia, Europe, the Middle East and Latin America. However, the Fund is not limited to these countries and may invest in any country so long as it meets the Fund's objective. Many of the regions in which the Fund will invest will include emerging market countries.

The Fund's portfolio managers use a "bottom-up" approach in stock selection focusing on those companies that they believe have rising earnings expectations and rising valuations. The Fund seeks growth companies with long-term capital appreciation potential. In selecting individual securities the Adviser looks for companies that it believes display or are expected to display the following characteristics:

*    Robust growth prospects;

*    High profit margins or return on capital;

*    Attractive valuations relative to expected earnings or cash flow;

*    Quality management; and

*    Unique technological and competitive advantages.

The Fund generally sells a stock if the Adviser believes that its target price has been reached, its earnings are disappointing, its revenue growth has slowed or its underlying fundamentals have deteriorated. In addition, the Adviser will overlay a "top-down" macro economic and political screening process in order to assess country specific risks and enhance returns. The Fund may invest in larger, more established companies or in smaller or unseasoned companies.

The Fund may invest the remaining 20% of its assets in investment-grade debt securities of any maturity denominated in U.S. or foreign currencies.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into Pilgrim Global Information Technology Fund. You could therefore ultimately hold shares of that Fund.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risks of Concentration in the Technology Sector -- because the Fund's investments are concentrated in the technology sector, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If the securities of companies in the technology sector fall out of favor, the Fund could underperform funds that focus on other types of companies. In addition, investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

Non-Diversification Risk -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

22        Pilgrim Global Technology Fund

                                                  PILGRIM GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                        -40.60

Best and worst quarterly performance during this period:

1st quarter 2000: up 28.70%
4th quarter 2000: down 30.85%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Pacific Stock Exchange Technology Index (PSE Technology Index).

Average Annual Total Returns

                                                            PSE
                                             Class       Technology
                                              A(3)        Index(4)
                                              ----        --------
One year, ended December 31, 2000    %      -44.02         -16.12
Since inception(5)                   %      -43.37         -12.10

----------
(1) These figures are for the year ended December 31, 2000. It does not reflect sales charges and would be lower if they did.
(2) Prior to August 1, 2000, Lexington Management Corporation served as the adviser to the Fund. Lexington Management Corporation engaged a sub-adviser to manage the Fund until June 7, 2000. Prior to August 1, 2000, the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3)  Reflects deduction of sales charge of 5.75%.
(4) The PSE Technology Index is a price-weighted index of the top 100 U.S. technology stocks.
(5)  Class A commenced operations on December 27, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim Global Technology Fund        23

-------------
International
Equity Funds
-------------

                                                        Adviser
                                                        ING Mutual Funds
                                                        Management Co. LLC

                                                        Sub-Adviser
                                                        ING Investment
PILGRIM GLOBAL COMMUNICATIONS FUND                      Management Advisors B.V.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of equity securities of communications companies. This portion of the portfolio will have investments located in at least three different countries, including the United States and which may also include emerging market countries. As a general matter, the Fund expects these investments to be in common stocks of large, mid- and small sized companies.

The Fund considers communications companies to be those that derive at least 50% of their total revenues or earnings from designing, developing, operating, financing, manufacturing or providing the following activities, products and services: communications equipment and service (including equipment and services for both data and voice transmission); electronic components and equipment; broadcast (including television and radio, satellite, microwave and cable television); computer equipment, mobile telecommunications and cellular radio and paging; electronic mail; local and wide area networking and linkage of work and data processing systems (collectivley, "communications activities").

The Sub-Adviser believes that because of rapid advances in communications, investment in companies within this sector should offer substantial opportunities for long-term capital appreciation. The communications area has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. Generally, the Sub-Adviser's overall stock selection for the Fund will be based on an assessment of the company's fundamental prospects. The Sub-Adviser anticipates, however, that a portion of the Fund's holdings will be invested in newly issued securities being sold in the primary or secondary market.

The Sub-Adviser combines broad industry analysis and "bottom-up" company analysis to identify the stocks of companies it believes will become tomorrow's communications leaders. In choosing investments for the Fund, the Sub-Adviser first identifies themes that address industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from the selected investment themes.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potenial for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Industry Concentration -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Communications Technology Risk -- communications companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the communications industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

Governmental Regulation -- certain communications industries, such as the telecommunications industry, may be subject to greater governmental regulation than many other industries. Accordingly, such industries may be subject to changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services offered. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered.

24        Pilgrim Global Communications Fund

                                              PILGRIM GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The Fund did not have a full year's performance during the period ended December 31, 2000.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                    Pilgrim Global Communications Fund        25

-------------
International
Equity Funds
-------------

                                                        Adviser
                                                        ING Mutual Funds
                                                        Management Co. LLC

                                                        Sub-Adviser
                                                        ING Investment
PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND              Management Advisors B.V.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of equity securities of information technology companies. The Fund defines information technology companies as those companies that derive at least 50% of their total revenues or earnings from information technology, hardware or software, or related consulting and services industries. This portion of the portfolio will have investments located in at least three different countries, including the United States which may also include emerging market countries. As a general matter, the Fund expects these investments to be in common stocks of large-, mid- and small-size companies.

The Sub-Adviser believes that because of rapid advances in information technology, investment in companies within this sector should offer substantial opportunities for long-term capital appreciation. The information technology area has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. Generally, the Sub-Adviser's overall stock selection for the Fund will be based on an assessment of the company's fundamental prospects. The Sub-Adviser anticipates, however, that a portion of the Fund's holdings will be invested in newly issued securities being sold in the primary or secondary market.

The Sub-Adviser combines broad industry analysis and "bottom-up" company analysis to identify the stocks of companies it believes will become tomorrow's information technology leaders. In choosing investments for the Fund, the Sub-Adviser first identifies themes that address industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from the selected investment themes.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potenial for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Industry Concentration -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Information Technology Risk -- information technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the information technology industry are subject to relative high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

26        Pilgrim Global Information Technology Fund

                                      PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                140.15  -29.01


Best and worst quarterly performance during this period:

4th quarter 1999: up 78.51%
4th quarter 2000: down 36.82%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Goldman Sachs Technology Industry Composite Index.

Average Annual Total Returns

                                                                                     Goldman
                                                                                      Sachs
                                                                                      Tech.
                                                                                     Industry
                                            Class         Class         Class         Comp.
                                             A(2)          B(3)          C(4)        Index(5)
                                             ----          ----          ----        --------
One year, ended December 31, 2000    %      -33.10        -31.94        -30.00        -37.84
Since inception(6)                   %       34.58         36.24         37.62          8.37

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                            Pilgrim Global Information Technology Fund        27

-------------
International
Equity Funds
-------------

                                                    Adviser
PILGRIM ASIA-PACIFIC EQUITY FUND                    ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its total assets in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-size companies. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American, European and other depositary receipts.

The Adviser bases investment decisions on a disciplined approach that takes into consideration the following factors: a macroeconomic overview of the region, specific country analysis, setting target country weightings, evaluation of industry sectors within each country, and selection of specific stocks. In selecting specific securities, the Adviser emphasizes a value approach that seeks growth at a reasonable price. This approach involves analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock.

The criteria used by the Fund to determine whether an issuer is based in the Asia-Pacific region are: the country in which the issuer was organized; the country in which the principal securities market for that issuer is located; the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or the country in which at least 50% of the issuer's assets are located.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risks of the Asia-Pacific Region -- the Asia-Pacific region includes countries in various stages of economic development, including emerging market countries. In 1997 and 1998, securities markets in Asian countries suffered significant downturns and volatility, and currencies lost value in relation to the U.S. dollar. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

Risks of Concentration -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asia-Pacific securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

Inability to Sell Securities -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

28        Pilgrim Asia-Pacific Equity Fund

                                                PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         9.46   -43.73  -15.51   74.41  -47.63

Best and worst quarterly performance during this period:

2nd quarter 1999: up 39.92%
4th quarter 1997: down 33.11%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Far East Free ex Japan Index (MSCI Far East ex Japan Index).

Average Annual Total Returns

                                                                                          MSCI
                                                                                        Far East
                                                                                        ex Japan
                                           Class A(3)     Class B(4)     Class M(5)     Index(6)
                                           ----------     ----------     ----------     --------
One year, ended December 31, 2000     %      -50.62         -50.68         -49.79        -36.80
Five years, ended December 31, 2000   %      -14.83         -14.89         -14.98         -9.60
Since inception(7)                    %      -14.16         -14.08         -14.30         -8.35

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Prior to January 2, 2001, the Fund was managed by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of sales charge of 3.5%.
(6) The MSCI Far East ex Japan Index is an unmanaged index that measures the performance of securities listed on exchanges in the Far East markets, excluding Japan.

(7)  The Fund commenced operations on September 1, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Pilgrim Asia-Pacific Equity Fund        29

-------------
International
Equity Funds
-------------

                                                    Adviser
PILGRIM SMALLCAP ASIA GROWTH FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will normally invest at least 65% of its total assets in equity securities and equity equivalents (including common and preferred stocks, warrants and convertible securities) of smaller companies in the Asia Region. The Fund will primarily invest in listed securities but may also invest in unlisted securities.

The Fund intends to invest primarily in companies which:

*    have proven management;

*    are undervalued and under-researched by the investment community;

*    are within industry sectors with strong growth prospects; and

* which have potential investment returns that are superior to the Asian market as a whole.

The Fund may invest 35% of its total assets in:

*    companies with market capitalizations of $1 billion or more;

*    companies outside the Asia Region (e.g. Australia or New Zealand); and

*    investment-grade debt securities of any maturity.

The Fund considers the following countries to be in the Asia Region: Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, The Philippines, Singapore, Sri Lanka, Vietnam, Taiwan and Thailand. The Fund considers a company to be within the Asia Region if its principal securities trading market is located in the Asia Region. The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

During times that the Adviser believes that stock of smaller companies presents undue risk, the Fund may adopt a defensive investment posture, and invest in equity securities and equity equivalents of medium and large companies in the Asia Region. At a meeting held on December 8, 2000, the Adviser informed the Fund's Board of Directors that the Fund likely will continue to be invested primarily in such securities for the immediate future, and potentially through the reorganization of the Fund with the Pilgrim Asia-Pacific Equity Fund, to the extent warranted by market conditions. At times that the Fund is primarily invested in securities of medium and large companies, it will not realize capital appreciation from a primary investment in smaller companies.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into Pilgrim Asia-Pacific Equity Fund. You could therefore ultimately hold shares of that Fund.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities in which the Fund invests.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risks of the Asia Region -- the Asia Region includes countries in various stages of economic, development, including emerging market countries. In 1997 and 1998, securities markets in Asian countries suffered significant downturns and volatility, and currencies lost value in relation to the U.S. dollar. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

Risks of Concentration -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asian securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

Inability to Sell Securities -- securities of smaller and emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in intrest rates, usually making them more volatile than debt securities with shorter maturities.

30        Pilgrim SmallCap Asia Growth Fund

                                               PILGRIM SMALLCAP ASIA GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         25.50  -42.32  -19.41   57.29  -41.23

Best and worst quarterly performance during this period:

2nd quarter 1999: up 39.57%
4th quarter 1997: down 41.41%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- The Morgan Stanley Capital International Far East ex Japan Index (MSCI Far East ex Japan Index) and The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns

                                                                   MSCI               MSCI
                                                                 Far East             EAFE
                                          Class A(4)(5)      ex Japan Index(6)      Index(7)
                                          -------------      -----------------      --------
One year, ended December 31, 2000     %      -44.63               -36.80             -13.96
Five years, ended December 31, 2000   %      -12.67                -9.60               7.43
Since inception of Class A(8)         %      -11.93                -8.66               8.33

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and another firm served as sub-adviser to the Fund. Prior to July 26, 2000, the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3)  Prior to January 2, 2001, the Fund was advised by a sub-adivser.
(4) This table shows the per-formance of the Class A shares of the Fund. Class B shares of the Fund did not have a full year's performance during the period ended December 31, 2000.
(5)  Reflects deduction of sales charge of 5.75%.
(6) The MSCI Far East ex Japan Index is an unmanaged index that measures the performance of securities listed on exchanges in the Far East markets except Japan.
(7) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(8)  Class A commenced operations on July 3, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Pilgrim SmallCap Asia Growth Fund        31

-------------
International
Equity Funds
-------------

                                                        Adviser
                                                        ING Mutual Funds
                                                        Management Co. LLC

                                                        Sub-Adviser
                                                        ING Investment
PILGRIM EUROPEAN EQUITY FUND                            Management Advisors B.V.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of equity securities of European issuers. The Sub-Adviser considers European issuers to be companies whose securities are principally traded in the European capital markets, that derive at least 50% of their total revenues or earnings from either goods produced or services rendered in countries located in the European Union and those countries eligible to join the European Union from time to time, regardless of where the securities of such companies are principally traded, or that are organized under the laws of and have a principal office in a European country. As a general matter, the Fund expects these investments to be in common stocks of large companies whose market capitalizations are generally in excess of $10 billion, although the Fund may also invest in mid-size companies.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process that seeks to identify underpriced earnings growth in European companies. The five steps are:

* First, the Sub-Adviser ranks possible investments according to trading volume and liquidity relative to their peers;

* Second, the Sub-Adviser performs additional screens to determine which companies should be further researched;

* Third, the Sub-Adviser performs fundamental analysis of cyclical and non-cyclical market sectors and companies to identify underpriced earnings or cash flow growth;

*    Fourth, the Sub-Adviser determines portfolio weightings within each sector;
     and

* Finally, the Sub-Adviser continuously monitors the portfolio to maintain favorable risk-reward relationships.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potenial for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

32        Pilgrim European Equity Fund

                                                    PILGRIM EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 18.59   -7.59

Best and worst quarterly performance during this period:

4th quarter 1999: up 18.93%
3rd quarter 1999: down 5.76%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The FT-Europe Index.

Average Annual Total Returns

                                                                                         FT-Europe
                                         Class A(2)      Class B(3)      Class C(4)      Index(5)
                                         ----------      ----------      ----------      --------
One year, ended December 31, 2000   %      -12.88          -12.66           -9.51          -7.42
Since inception(6)                  %        4.42            4.88            6.53           3.34

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The FT-Europe Index is a widely recognized, unmanaged index of European stock markets.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim European Equity Fund        33

-------------
International
Equity Funds
-------------

                                                    Adviser
PILGRIM RUSSIA FUND                                 ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.

INVESTMENT STRATEGY [GRAPHIC]

The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The portfolio manager may invest in companies with any market capitalization. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government without any restrictions based on investment quality or maturity of the debt securities. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.

When the Fund anticipates unusual market or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities. The criteria used by the Fund to determine whether an issuer is based in Russia are: the issuer is organized in Russia; the principal securities market for the issuer is Russia; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Russia; or at least 50% of the issuer's assets are located in Russia.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Risks of Investing in Securities of Russian Companies

The following risks apply to all mutual funds that invest in securities of Russian companies including Pilgrim Russia Fund.

Political Risk -- Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

Market Concentration and Liquidity Risk -- The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the U.S. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity.

Lack of Reliable Financial Information -- There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

Unfavorable Actions -- There is the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

Settlement and Custody Risk -- Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.

Risks of Concentration -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

Lower Quality Debt Securities -- Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.

Non-Diversification Risk -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

Debt Securities -- The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

34        Pilgrim Russia Fund

                                                             PILGRIM RUSSIA FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                 67.50  -82.99  159.76  -17.80

Best and worst quarterly performance during this period:

4th quarter 1999: up 95.36%
3rd quarter 1998: down 64.89%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- The Moscow Times Index and the Russian Trading System Index.

Average Annual Total Returns

                                                                        Russian
                                                          Moscow        Trading
                                                           Times        System
                                       Class A(3)(4)      Index(5)      Index(6)
                                       -------------      --------      --------
One year, ended December 31, 2000  %      -22.52           -9.98         -18.24
Since inception of Class A(7)      %      -12.55           -2.86          -7.55

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Prior to January 2, 2001, the Fund was advised by a sub-adviser.
(3)    This table shows the performance of the Class A shares of the Fund.
(4)    Reflects deduction of sales charge of 5.75%.
(5) The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.
(6) The Russian Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The index is comprised of 100 stocks traded on the Russian Trading System.
(7)    Class A commenced operations on July 3, 1996.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim Russia Fund        35

------------
Precious
Metals Funds
------------

                                                    Adviser
PILGRIM PRECIOUS METALS FUND                        ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of the value of its total assets in gold bullion and the equity securities of companies engaged in the exploration, mining, processing, fabrication or distribution of gold ("gold-related companies"). The Fund normally invests in companies with a large capitalization, but may also invest in mid- and small-size companies. The Fund may invest the remaining 35% of its total assets in other precious metals, including silver, platinum, and palladium, and in the equity securities of companies engaged in the exploration, mining, processing, fabrication or distribution of other precious metals or materials. From time to time, the Fund invests in silver bullion or the common stock of companies engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies"). The Fund may also invest in other types of securities, including convertible securities and preferred stocks of gold-related companies, silver-related companies, or companies related to other precious metals. The Fund intends to invest less than half of the value of its assets directly in bullion or other direct forms of gold, silver, and other precious metals (as opposed to securities).

The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold, and, to a lesser degree, silver and other precious metals. A substantial portion of the Fund's investment will be in the securities of foreign issuers, including emerging market issuers.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund normally invests in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Precious Metals Risk -- the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. Precious metal prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. The supply and demand for gold may vary widely and may be affected by actions of governments or their agencies or national banks, all of which may affect the price of a precious metal or a related company. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require the Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. Direct investments in precious metals such as bullion have the following characteristics: they earn no income; transaction and storage costs may be higher than for securities; and the Fund will realize gain only with an increase in the market price.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging, market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Non-Diversification Risk -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

36        Pilgrim Precious Metals Fund

                                                    PILGRIM PRECIOUS METALS FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 -6.14  -20.51   86.96   -7.28   -1.89    7.84  -42.98   -6.39    8.58  -22.05

Best and worst quarterly performance during this period:

2nd quarter 1993: up 34.36%
4th quarter 1997: down 29.07%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and Gold Bullion.

Average Annual Total Returns

                                                          S&P 500        Gold
                                            Class A(4)    Index(5)    Bullion(6)
                                            ----------    --------    ----------
One year, ended December 31, 2000     %       -26.52        -9.11       -5.65
Five years, ended December 31, 2000   %       -14.41        18.33       -6.64
Ten years, ended December 31, 2000    %        -5.26        17.46       -3.27

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3) Prior to November 2, 2000, the Fund's portfolio manager employed a different stock selection criteria.
(4)  Reflects deduction of sales charge of 5.75%.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(6)  Gold bullion is a commodity traded on the New York Mercantile Exchange.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim Precious Metals Fund        37

------------
Precious
Metals Funds
------------

                                                   Adviser
PILGRIM SILVER FUND                                ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to maximize total return on its assets from long-term growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies") and in silver bullion.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will seek to achieve its objective through investment in common stocks of established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-size companies. When the Adviser believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in investment-grade debt securities of any maturity.

The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. Approximately 80% of silver is provided as a by-product or co-product of other mining operations, such as gold mining. The Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into Pilgrim Precious Metals Fund. You could therefore ultimately hold shares of that Fund.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Precious Metals Risk -- the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly. Precious metal investments have the following characteristics: they earn no income; transaction and storage costs may be higher; and the Fund will realize gain only with an increase in the market price.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging, market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

Non-Diversification Risk -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

38        Pilgrim Silver Fund

                                                             PILGRIM SILVER FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
        -19.01   76.52   -8.37   12.37    2.38   -8.05  -29.64    8.70  -27.20

Best and worst quarterly performance during this period:

2nd quarter 1993: up 34.36%
4th quarter 1997: down 29.07%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and Silver Bullion.

Average Annual Total Returns

                                                            S&P 500         Silver
                                            Class A(3)      Index(4)      Bullion(5)
                                            ----------      --------      ----------
One year, ended December 31, 2000     %       -31.37          -9.11         -14.17
Five years, ended December 31, 2000   %       -13.17          18.33          -8.67
Since inception of Class A(6)         %        -2.53          16.09          -2.31

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3)  Reflects deduction of sales charge of 5.75%.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(5)  Silver bullion is a commodity traded on the New York Mercantile Exchange.
(6)  Class A commenced operations on January 2, 1992.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim Silver Fund        39

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees You Pay Directly

                                                    Class A       Class B(1)     Class C(1)      Class M(1)
                                                    -------       ----------     ----------      ----------
Maximum sales charge on your investment
 (as a % of offering price)
All Funds                                           5.75(2)         none           none            3.50(2)
Maximum deferred sales charge (as a % of
 purchase or sales price, whichever is less)
All Funds                                           none(3)         5.00(4)        1.00(5)         none
Redemption fee (as a % of amount redeemed,
 if applicable)
Global Technology Fund and Russia Fund              2.00(6)          N/A            N/A             N/A

----------
(1)  Not all Funds offer Classes B, C and M. Please see page 44.
(2)  Reduced for purchases of $50,000 and over. Please see page 45.
(3) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 45.
(4) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 45.
(5)  Imposed upon redemption within 1 year from purchase.
(6) The 2.0% redemption fee applies only to shares held less than 90 days for Global Technology Fund and less than 365 days for Russia Fund.

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class A
                                                    Distribution                Total
                                                    and Service                 Fund
                                       Management     (12b-1)       Other     Operating         Waivers and           Net
Fund                                      Fee           Fees       Expenses    Expenses   Reimbursements(2)(3)(6)   Expenses
----                                      ---           ----       --------    --------   -----------------------   --------
Worldwide Growth                %         1.00          0.35         0.26        1.61               --               1.61
International Value             %         1.00          0.30         0.34        1.64               --               1.64
International                   %         1.00          0.25         0.98        2.23               --               2.23
International Core Growth       %         1.00          0.35         0.55        1.90            -0.14               1.76
International SmallCap Growth   %         1.00          0.35         0.32        1.67               --               1.67
Emerging Markets Value          %         1.00          0.30         0.68        1.98               --               1.98
Emerging Countries              %         1.25          0.35         0.78        2.38            -0.15               2.23
Worldwide Emerging Markets      %         1.00          0.25         0.90        2.15               --               2.15
Global Technology               %         1.25          0.25         2.73        4.23            -1.63               2.60
Global Communications           %         1.00          0.35         0.76        2.11            -0.41               1.70
Global Information Technology   %         1.25          0.35         0.73        2.33            -0.38               1.95
Asia-Pacific Equity             %         1.25          0.25         1.21        2.71            -0.66               2.05
SmallCap Asia Growth            %         1.25          0.25         2.57        4.07            -1.44               2.63
European Equity                 %         1.15          0.35         1.07        2.57            -0.67               1.90
Russia                          %         1.25          0.25         1.35        2.85            -1.45               1.40
Precious Metals                 %         1.00          0.25         0.93        2.18               --               2.18
Silver                          %         1.00          0.25         1.53        2.78            -0.32               2.46

40        What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class B(4)
                                                     Distribution                     Total
                                                     and Service                      Fund           Waivers
                                       Management      (12b-1)          Other       Operating          and              Net
Fund                                     Fee            Fees           Expenses      Expenes   Reimbursements(2)(3)  Expenses
----                                     ---            ----           --------      -------   --------------------  --------

Worldwide Growth                  %      1.00           1.00             0.26          2.26             --             2.26
International Value               %      1.00           1.00             0.34          2.34             --             2.34
International(4)                  %      1.00           1.00             0.98          2.98             --             2.98
International Core Growth         %      1.00           1.00             0.56          2.56          -0.15             2.41
International SmallCap Growth     %      1.00           1.00             0.32          2.32             --             2.32
Emerging Markets Value            %      1.00           1.00             0.75          2.75             --             2.75
Emerging Countries                %      1.25           1.00             0.87          3.12          -0.14             2.98
Global Communications             %      1.00           1.00             0.76          2.76          -0.31             2.45
Global Information Technology     %      1.25           1.00             0.75          3.00          -0.30             2.70
Asia-Pacific Equity               %      1.25           1.00             1.20          3.45          -0.65             2.80
SmallCap Asia Growth(4)           %      1.25           1.00             2.57          4.82          -1.44             3.38
European Equity                   %      1.15           1.00             1.11          3.26          -0.61             2.65

Class C
                                                     Distribution                     Total
                                                     and Service                      Fund           Waivers
                                      Management       (12b-1)         Other        Operating          and               Net
Fund                                     Fee            Fees          Expenses       Expenes    Reimbursements(2)(3)  Expenses
----                                     ---            ----          --------       -------    --------------------  --------
Worldwide Growth                  %      1.00           1.00            0.26           2.26             --              2.26
International Value               %      1.00           1.00            0.34           2.34             --              2.34
International(5)                  %      1.00           1.00            0.98           2.98             --              2.98
International Core Growth         %      1.00           1.00            0.56           2.56          -0.15              2.41
International SmallCap Growth     %      1.00           1.00            0.32           2.32             --              2.32
Emerging Markets Value            %      1.00           1.00            0.71           2.71             --              2.71
Emerging Countries                %      1.25           1.00            0.84           3.09          -0.11              2.98
Global Communications             %      1.00           1.00            0.76           2.76          -0.31              2.45
Global Information Technology     %      1.25           1.00            0.73           2.98          -0.28              2.70
European Equity                   %      1.15           1.00            1.10           3.25          -0.60              2.65

Class M
                                                     Distribution                     Total
                                                     and Service                      Fund           Waivers
                                      Management       (12b-1)         Other        Operating           and             Net
Fund                                     Fee            Fees          Expenses       Expenes    Reimbursements(2)(3)  Expenses
----                                     ---            ----          --------       -------    --------------------  --------
Asia-Pacific Equity               %      1.25           0.75            1.18           3.18          -0.65              2.53

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed for each Fund except Global Technology, International, Worldwide Emerging Markets, SmallCap Asia Growth, Russia, Precious Metals and Silver Funds. For those Funds, estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments' management of these Funds.
(2) ING Pilgrim Investments has entered into written expense limitation agreements with each Fund which it advises except Global Communications, Global Information Technology, European Equity. International Value and Emerging Markets Value Funds, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments is shown under the heading "Waivers and Reimbursements." The expense limits will continue through at least October 31, 2001. Nicholas-Applegate Capital Management bears 50% of the cost of maintaining the expense limit for the International SmallCap Growth Fund.
(3) ING Mutual Funds Management Co. LLC ("IMFC") has entered into written expense limitation agreements with the Global Communications, Global Information Technology and European Equity Funds under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to IMFC within three years. The expense limits will continue through at least February 28, 2002.
(4) Because Class B shares are new for International and SmallCap Asia Growth Funds, their expenses are estimated based on Class A expenses.
(5) Because Class C shares are new for International Fund expenses are estimated based on Class A expenses.
(6)  This   includes  a  waiver  of  0.10%  of   Distribution   Fee  for  Global
     Communications, Global Information Technology and European Equity Funds for Class A only.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                What You Pay to Invest        41

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class A

Fund                                    1 year    3 years    5 years    10 years
----                                    ------    -------    -------    --------
Worldwide Growth                   $      729      1,054      1,401       2,376
International Value                $      732      1,063      1,415       2,407
International                      $      788      1,232      1,701       2,992
International Core Growth          $      744      1,125      1,530       2,659
International SmallCap Growth      $      735      1,071      1,430       2,438
Emerging Markets Value             $      764      1,161      1,581       2,749
Emerging Countries                 $      788      1,261      1,760       3,124
Worldwide Emerging Markets         $      781      1,209      1,663       2,915
Global Technology(1)               $      823      1,646      2,481       4,627
Global Communications              $      777      1,198      1,644       2,876
Global Information Technology      $      798      1,261      1,749       3,088
Asia-Pacific Equity                $      771      1,309      1,872       3,396
SmallCap Asia Growth               $      826      1,619      2,426       4,511
European Equity                    $      820      1,329      1,862       3,313
Russia(1)                          $      709      1,278      1,871       3,470
Precious Metals                    $      783      1,218      1,677       2,944
Silver                             $      810      1,359      1,933       3,483

Class B

                                                 If you sell your shares               If you don't sell your shares
                                        ---------------------------------------   ---------------------------------------
Fund                                    1 year    3 years    5 years   10 years   1 year    3 years    5 years   10 years
----                                    ------    -------    -------   --------   ------    -------    -------   --------
Worldwide Growth                   $      729      1,006      1,410      2,432      229        706      1,210      2,432
International Value                $      737      1,030      1,450      2,502      237        730      1,250      2,502
International                      $      801      1,221      1,767      3,123      301        921      1,567      3,123
International Core Growth          $      744      1,082      1,547      2,123      244        782      1,347      2,723
International SmallCap Growth      $      735      1,024      1,440      2,494      235        724      1,240      2,494
Emerging Markets Value             $      778      1,153      1,654      2,896      278        853      1,454      2,896
Emerging Countries                 $      801      1,250      1,823      3,249      301        950      1,623      3,249
Global Communications              $      779      1,156      1,659      2,934      279        856      1,459      2,934
Global Information Technology      $      803      1,227      1,777      3,161      303        927      1,577      3,161
Asia-Pacific Equity                $      783      1,299      1,938      3,250      283        999      1,738      3,250
SmallCap Asia Growth               $      841      1,622      2,507      4,637      341      1,322      2,307      4,637
European Equity                    $      829      1,304      1,902      3,401      329      1,004      1,702      3,401

42        What You Pay to Invest

                                                         WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Class C

                                                 If you sell your shares               If you don't sell your shares
                                        ---------------------------------------   ---------------------------------------
Fund                                    1 year    3 years    5 years   10 years   1 year    3 years    5 years   10 years
----                                    ------    -------    -------   --------   ------    -------    -------   --------
Worldwide Growth                   $      329        706      1,210      2,595      229        706      1,210      2,575
International Value                $      337        720      1,250      2,676      237        730      1,250      2,676
International                      $      401        921      1,567      3,299      301        921      1,567      3,299
International Core Growth          $      344        782      1,347      2,884      244        782      1,347      2,884
International SmallCap Growth      $      325        724      1,240      2,656      235        724      1,240      2,656
Emerging Markets Value             $      374        841      1,435      3,041      274        841      1,435      3,041
Emerging Countries                 $      401        944      1,611      3,394      301        944      1,611      3,394
Global Communications              $      379        856      1,459      3,090      279        856      1,459      3,090
Global Information Technology      $      401        921      1,567      3,299      301        921      1,567      3,299
European Equity                    $      428      1,001      1,698      3,549      328      1,001      1,698      3,549

Class M

Fund                                    1 year    3 years    5 years   10 years
----                                    ------    -------    -------   --------
Asia-Pacific Equity                $      597      1,238      1,901      3,670

----------
(1) The cost of investing in the Global Technology Fund and the Russia Fund for one year, is $1,030 and $909, respectively, if shares were held for less than 90 and 365 days, respectively.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                What You Pay to Invest        43

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

PILGRIM PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M.

Class A

*    Front-end sales charge, as described on the next page.

*    Distribution and service (12b-1) fees of 0.25% to 0.35% (varies by Fund).

Class B

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution and service (12b-1) fees of 1%.

*    A contingent deferred sales charge, as described on the next page.

* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

* Not offered by Worldwide Emerging Markets Fund, Global Technology Fund, Russia Fund, Precious Metals Fund and Silver Fund.

Class C

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution and service (12b-1) fees of 1%.

* A 1% contingent deferred sales charge on shares sold within one year of purchase.

* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

* Not offered by Asia-Pacific Equity Fund, Worldwide Emerging Markets Fund, SmallCap Asia Growth Fund, Global Technology Fund, Russia Fund, Precious Metals Fund and Silver Fund.

Class M

*    Lower front-end sales charge than Class A, as described on the next page.

*    Distribution and service (12b-1) fees of 0.75%.

* No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

*    Offered only by Asia-Pacific Equity Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

44        Shareholder Guide

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

Class A(1)

Class A shares of the Funds are sold subject to the following sales charge:

                                                        All Funds
                                               ----------------------------
                                                As a % of        As a % of
                                               the offering         net
Your Investment                                   price         asset value
---------------                                ------------     -----------
Less than $50,000                                 5.75             6.10
$50,000 - $99,999                                 4.50             4.71
$100,000 - $249,999                               3.50             3.63
$250,000 - $499,999                               2.50             2.56
$500,000 - $1,000,000                             2.00             2.04
$1,000,000 and over                                    See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                       Period during which
Your investment                         CDSC              CDSC applies
---------------                         ----              ------------
$1,000,000 to $2,499,999                1.00%                 2 years
$2,500,000 to $4,999,999                0.50%                 1 year
$5,000,000 and over                     0.25%                 1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge of 1% within one year from the date of purchase.

Class A shares that were purchased in an amount of $1 million or more through funds that were part of the Northstar family of funds and the ING family of funds at the time of purchase may be subject to a different contingent deferred sales charge period of 18 months and 12 months respectively, from the date of purchase. See the SAI for further information.

Class B and Class C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge(2)

                                                                  CDSC on shares
Years after purchase                                                being sold
--------------------                                                ----------
1st year                                                                   5%
2nd year                                                                   4%
3rd year                                                                   3%
4th year                                                                   3%
5th year                                                                   2%
6th year                                                                   1%
After 6th year                                                          none

----------
(2) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

Class C Deferred Sales Charge

                                                                  CDSC on shares
Years after purchase                                                being sold
--------------------                                                ----------
1st year                                                                   1%
After 1st year                                                          none

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares, in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

Class M

Class M shares are sold subject to the following sales charge.

                                                  Asia-Pacific
                                                   Equity Fund
                                          ---------------------------
                                            As a % of       As a % of
                                          the offering      net asset
Your investment                              price            value
---------------                           ------------      ---------
Less than $50,000                             3.50%            3.63%
$50,000 - $99,999                             2.50%            2.56%
$100,000 - $249,999                           1.50%            1.52%
$250,000 - $499,999                           1.00%            1.01%
$500,000 and over                             none             none

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Shareholder Guide        45

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

* Rights of Accumulation -- lets you add the value of shares of any open-end Pilgrim Fund (excluding the Pilgrim Money Market Funds) you already own to the amount of your next purchase for purposes of calculating the sales charge.

* Combination Privilege -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

* for Class B shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

* mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

* If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

Reinstatement Privilege. If you sell Class B and Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

Sales Charge Waivers. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

46        Shareholder Guide

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Pilgrim Funds are as follows:

*    Non-retirement accounts: $1,000

*    Retirement accounts: $250

* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRAs).

Retirement Plans

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                               Initial                     Additional
   Method                     Investment                   Investment
   ------                     ----------                   ----------
By Contacting           An investment
Your                    professional with an
Investment              authorized firm
Professional            can help you establish
                        and maintain your
                        account.

By Mail                 Visit or consult an             Visit or consult an
                        investment                      investment
                        professional. Make              professional. Fill out
                        your check payable to           the Account Additions
                        the Pilgrim Funds and           form included on the
                        mail it, along with a           bottom of your account
                        completed Application.          statement along with
                        Please indicate your            your check payable to
                        investment professional         the Pilgrim Funds and
                        on the New Account              mail them to the
                        Application.                    address on the account
                                                        statement. Remember
                                                        to write your account
                                                        number on the check.

By Wire                 Call the ING Pilgrim            Wire the funds in the
                        Operations Department           same manner described
                        at (800) 336-3436 to            under "Initial
                        obtain an account               Investment."
                        number and indicate
                        your investment
                        professional on the
                        account.

                        Instruct your bank to
                        wire funds to the Fund
                        in the care of:

                        State Street Bank and
                        Trust Company
                        ABA #101003621
                        Kansas City, MO
                        credit to: ____________
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to: ____________
                        Shareholder
                        A/C # ____________
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        ____________
                        (Your Name Here)

                        After wiring funds you
                        must complete the
                        Account Application
                        and send it to:

                        Pilgrim Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Shareholder Guide        47

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.

*    Minimum withdrawal amount is $100.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Redemption Fee

A 2% redemption fee will be charged on the redemption of shares of the Pilgrim Russia Fund held less than 365 days and shares of the Pilgrim Global Technology Fund held less than 90 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.

       Method                            Procedures
       ------                            ----------
By Contacting Your         You may redeem by contacting your
Investment Professional    investment professional. Investment
                           professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                           Pilgrim Funds
                           P.O. Box 219368
                           Kansas City,  MO 64121-6368

                           If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --            You may redeem shares by telephone on all accounts
Expedited Redemption       other than retirement accounts, unless you check the
                           box on the Account Application which signifies that you do not wish to use telephone redemptions.
                           To redeem by telephone, call the Shareholder
                           Servicing Agent at (800) 992-0180.

                           Receiving Proceeds By Check:

                           You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                           Receiving Proceeds By Wire:

                           You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

48        Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, except for Lexington Money Market Trust and Pilgrim Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Pilgrim Money Market Funds for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Shareholder Guide        49

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund, except for Lexington Money Market Trust and Pilgrim Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access

Unless your Pilgrim shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

50        Shareholder Guide

                                                                    MANAGEMENT
ADVISERS                                                            OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds (except Global Communications, Global Information Technology and European Equity Funds). ING Pilgrim has overall responsibility for the management of these Funds. ING Mutual Funds Management Co. LLC ("IMFC") serves as the investment adviser to the Global Communications, Global Information Technology and European Equity Funds. ING Pilgrim and IMFC provide or oversee all investment advisory and portfolio management services for each Fund, and assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. Organized in September 1998, IMFC is registered as an investment adviser. ING Pilgrim and IMFC are indirect wholly-owned subsidiaries of ING Group (NYSE:
ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of December 31, 2000, ING Pilgrim managed over $19.3 billion in assets.

As of December 31, 2000, IMFC managed over $1.3 billion in assets.

ING Pilgrim's and IMFC's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim and IMFC receive a monthly fee for their services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                                      Management
Fund                                                                     Fee
----                                                                     ---
Worldwide Growth                                                         1.00%
International Value                                                      1.00
International                                                            1.00
International Core Growth                                                1.00
International SmallCap Growth                                            1.00
Emerging Markets Value                                                   1.00
Emerging Countries                                                       1.25
Worldwide Emerging Markets                                               1.00
Global Technology                                                        1.25
Global Communications                                                    1.00
Global Information Technology                                            1.25
Asia-Pacific Equity                                                      1.25
SmallCap Asia Growth                                                     1.25
European Equity                                                          1.15
Russia                                                                   1.25
Precious Metals                                                          1.00
Silver                                                                   1.00

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

Worldwide Growth Fund

The following individuals share responsibility for the day-to-day management of the Worldwide Growth Fund:

Mary Lisanti, Executive Vice President and Chief Investment Officer--Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. >From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assests since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Management of the Funds        51

MANAGEMENT
OF THE FUNDS                                                            ADVISERS
--------------------------------------------------------------------------------

Phillip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October, 2000. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.

International Fund and International Core Growth Fund

Richard T. Saler, whose background is described above, has served as the Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1994, and International Core Growth Fund since October 2000.

Philip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages International Fund since January 1998 and International Core Growth Fund since October 2000.

Worldwide Emerging Markets Fund and Emerging Countries Fund.

Richard T. Saler, whose background is described above, has served as the Senior Portfolio Manager of the portfolio management team that manages Worldwide Emerging Markets Fund since June 7, 2000, and Emerging Countries Fund since October 2000.

Phillip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages Worldwide Emerging Markets Fund since June 7, 2000, and Emerging Countries Fund since October 2000.

Jan Wim Derks, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund and the Worldwide Emerging Markets Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Prior to joining ING Investment Management -- Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

Eric Anderson, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund and the Worldwide Emerging Markets Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Anderson also serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment Management -- Americas. Prior to joining ING Investment Management -- Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

Bratin Sanyal, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund and the Worldwide Emerging Markets Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Sanyal serves as the Senior Portfoio Manager -- Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management -- Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the Highly Indebted Countries.

Global Technology Fund

The following individuals share responsibility for the day-to-day management of Global Technology Fund:

Richard T. Saler, whose background is described above, has served as a member of the portfolio management team that manages Global Technology Fund since June 2000.

Phillip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages Global Technology Fund since June 2000.

Alan H. Wapnick, Senior Vice President and Senior Portfolio Manager at ING Pilgrim, has served as a member of the portfolio management team that manages Global Technology Fund since June 2000. Prior to June 2000, he was Senior Vice President and Senior Portfolio Manager at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).

Asia-Pacific Equity Fund and SmallCap Asia Growth Fund

Richard T. Saler, whose background is described above, has served as a member of the portfolio management team that manages Asia-Pacific Equity Fund and SmallCap Asia Growth Fund since January 2000.

Philip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages Asia-Pacific Equity Fund and SmallCap Asia Growth Fund since January 2000.

Russia Fund

Jan Wim Derks, whose background is described above, has served as a member of the portfolio management team that manages Russia Fund since January 2000.

Mr. Oubadia has seven years experience in portfolio management. He is Vice President of ING Pilgrim. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined IIM in September 1996 when he was the Senior Equity Manager at IIM's office in Prague in the Czech Republic. He joined IIM global emerging markets team in January 1998. Mr. Oubadia holds an MBA from Concordia University in Montreal, Canada.

52        Management of the Funds

                                                                    MANAGEMENT
SUB-ADVISERS                                                        OF THE FUNDS
--------------------------------------------------------------------------------

Precious Metals Fund and Silver Fund

James A. Vail has served as the Portfolio Manager of Precious Metals Fund and Silver Fund since June 1998.

Mr. Vail has served as Vice President and Portfolio Manager of ING Pilgrim since July 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, he was a Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000) Prior to joining Lexington in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming, Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst.

For the following Funds, ING Pilgrim or IMFC has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

International Value Fund and Emerging Markets Value Fund

Brandes Investment Partners, L.P.

A registered investment adviser, Brandes Investment Partners, L.P. (Brandes) serves as Sub-Adviser to the Pilgrim International Value Fund and the Pilgrim Emerging Markets Value Fund. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc. which has been providing investment advisory services (through various predecessor entities) since 1974. Brandes currently manages over $33 billion in international portfolios. Brandes' principal address is 12750 High Bluff Drive, San Diego, California 92130.

Charles Brandes has co-managed the Pilgrim International Value Fund and the Pilgrim Emerging Markets Value Fund since the Funds were formed in March 1995 and January 1998, respectively. Mr. Brandes has over 31 years of investment management experience. He founded the general partner of Brandes in 1974 and owns a controlling interest in it. At Brandes, he serves as a Managing Partner. He is a Chartered Financial Analyst and a Member of the Association for Investment Management and Research.

Ian Sunder has co-managed the Pilgrim Emerging Markets Value Fund since the Fund was formed in January 1998. Mr. Sunder has over nine years of investment management experience. At Brandes, he serves as a Portfolio Manager. He is a Chartered Financial Analyst, and a Member of the Association for Investment Management and Research and the Financial Analysts Society.

Jeff Busby has co-managed the Pilgrim International Value Fund since the fund was formed in March 1995. Mr. Busby has over 13 years of investment management experience. At Brandes, he serves as a Managing Partner. He is also responsible for overseeing all trading activities for the firm. He is a Chartered Financial Analyst, and a Member of the Association for Investment Management and Research and the Financial Analysts Society.

International SmallCap Growth Fund

Nicholas-Applegate Capital Management (NACM)

Nicholas-Applegate Capital Management serves as Sub-Adviser to the Pilgrim International SmallCap Growth Fund. Founded in 1984 by Arthur Nicholas, Managing Director and Fred Applegate as an institutional investment manager. Nicholas-Applegate, now a wholly owned subsidiary of Allianz AG, manages in excess of $36 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Fund is managed by a team of portfolio managers and analysts headed by Loretta Morris and Randall Kahn. Nicholas-Applegate has offices in San Diego, New York, San Francisco and Chicago. Its principal place of business is 600 West Broadway, San Diego, California 92101.

Global Communications Fund, Global Information
Technology Fund and European Equity Fund

ING Investment Management Advisors B.V.

ING Investment Management Advisors B.V. ("IIMA") serves as Sub-Adviser to the Pilgrim European Equity Fund, the Pilgrim Global Information Technology Fund and the Pilgrim Global Communications Fund. IIMA is located at Schenkkade 65, 2595 AS the Hague, The Netherlands. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Group. IIMA operates under the collective management of ING Investment Management which has assets under management of $144.4 billion as of December 31, 2000.

Global Communications Fund. Mr. Daniel Hayes has primary responsibility in managing the Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience.

Global Information Technology Fund. Mr. Guy Uding has primary responsibility for managing the Fund and heads a three member team of investment professionals. Mr. Uding has been employed by IIMA and it affiliates since 1995 and has five years of investment experience.

European Equity Fund. Mr. Adrian van Tiggelen has primary responsibility for managing the Fund and heads an eight member team of investment professionals. The average experience of the team is nine years. Mr. van Tiggelen has been employed by IIMA and its affiliates since 1988 and has eleven years of investment experience.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Management of the Funds        53

DIVIDENDS,
DISTRIBUTIONS
AND TAXES                                                        DIVIDENDS/TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends and capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C or M shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

54        Dividends, Distributions and Taxes

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (All Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities (All Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (Russia Fund). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities (International, Russia and Worldwide Emerging Markets Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          More Information About Risks        55

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Convertible Securities (All Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Portfolio Turnover. Each Fund, except International Value, Emerging Markets Value, Russia, Precious Metals and Silver Funds, is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

Communications Technology Risk (Global Communications Fund). Communications companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the communications industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

Governmental Regulation (Global Communications Fund). Certain communications industries, such as the telecommunications industry, may be subject to greater governmental regulation than many other industries. Accordingly, such industries may be subject to changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services offered. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered.

Industry Concentration Risk (Global Communications, Global Information Technology and Global Technology Funds). As a result of the Funds concentrating their assets in securities related to a particular industry, the Funds may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Information Technology Risk (Global Information Technology and Global Technology Funds). Information technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the information technology industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

OTHER RISKS

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Other Investment Companies. Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will

56        More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          More Information About Risks        57

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


58        Financial Highlights

FINANCIAL
HIGHLIGHTS                                        PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                    Class A
                                                 -------------------------------------------------------------------------------
                                                    Four                    Three
                                                   months        Year       months
                                                   ended         Ended      ended                Year ended March 31,
                                                 October 31,    June 30,    June 30,   -----------------------------------------
                                                 2000(6)(7)       2000      1999(1)      1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period      $        29.98        23.58       21.39      19.33      16.88      16.57      14.29
 Income from investment operations:
 Net investment income (loss)              $        (0.07)       (0.15)         --      (0.02)      0.04      (0.16)     (0.07)
 Net realized and unrealized gain
 (loss) on investments                     $        (3.55)        9.62        2.19       5.78       5.33       2.20       2.86
 Total from investment operations          $        (3.62)        9.47        2.19       5.76       5.37       2.04       2.79
 Less distributions from:
 Net investment income                     $           --           --          --      (0.06)        --         --      (0.12)
 Net realized gains on investments         $           --        (3.07)         --      (3.64)     (2.92)     (1.73)     (0.39)
 Total distributions                       $           --        (3.07)         --      (3.70)     (2.92)     (1.73)     (0.51)
 Net asset value, end of period            $        26.36        29.98       23.58      21.39      19.33      16.88      16.57
 Total Return(3):                          %       (12.07)       42.43       10.24      33.56      34.55      12.51      19.79
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $      246,590      235,341      66,245     49,134     38,647     24,022     23,481
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(4)(5)           %         1.61         1.67        1.75       1.86       1.86       1.85       1.85
 Gross expenses prior to expense
 reimbursement(recoupment)(4)              %         1.61         1.67        1.75       2.02       2.21       2.17       2.17
 Net investment income (loss) after
 expense reimbursement(recoupment)(4)(5)   %        (0.71)       (0.79)      (0.03)     (0.62)     (0.69)     (0.93)     (0.35)
 Portfolio turnover                        %           71          169          57        247        202        182        132

                                                                                    Class B
                                                 -------------------------------------------------------------------------------
                                                    Four                    Three
                                                   months         Year      months                                      May 31,
                                                   ended         Ended      ended          Year ended March 31,       1995(2) to
                                                 October 31,    June 30,    June 30,  ------------------------------   March 31,
                                                 2000(6)(7)       2000      1999(1)     1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period      $        33.66        26.64       24.21     20.10      16.02      14.34       12.50
 Income from investment operations:
 Net investment income (loss)              $        (0.15)       (0.28)      (0.03)    (0.08)     (0.17)     (0.14)      (0.05)
 Net realized and unrealized gain
 (loss) on investments                     $        (3.99)       10.76        2.46      6.25       5.44       1.82        1.89
 Total from investment operations          $        (4.14)       10.48        2.43      6.17       5.27       1.68        1.84
 Less distributions from:
 Net investment income                     $           --           --          --     (0.01)        --         --          --
 Net realized gains on investments         $           --        (3.46)         --     (2.05)     (1.19)        --          --
 Total distributions                       $           --        (3.46)         --     (2.06)     (1.19)        --          --
 Net asset value, end of period            $        29.52        33.66       26.64     24.21      20.10      16.02       14.34
 Total Return(3):                          %       (12.27)       41.54       10.04     32.74      34.03      11.72       14.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $      126,756      130,988      27,938    18,556     10,083      5,942       1,972
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(4)(5)           %         2.26         2.32        2.40      2.51       2.51       2.50        2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(4)              %         2.26         2.32        2.40      2.67       2.70       4.81        9.50
 Net investment income (loss) after
 expense reimbursement(recoupment)(4)(5)   %        (1.37)       (1.44)      (0.68)    (1.31)     (1.37)     (1.62)      (1.28)
 Portfolio turnover                        %           71          169          57       247        202        182         132

                                                                                    Class C
                                                 -------------------------------------------------------------------------------
                                                    Four                    Three
                                                   months        Year       months
                                                   ended         Ended      ended                Year ended March 31,
                                                 October 31,    June 30,    June 30,   -----------------------------------------
                                                 2000(6)(7)       2000      1999(1)      1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period      $        29.92        23.69       21.52      19.05      16.92      16.76      14.44
 Income from investment operations:
 Net investment loss                       $        (0.13)       (0.33)      (0.04)     (0.20)     (0.19)     (0.28)     (0.21)
 Net realized and unrealized gain
 (loss) on investments                     $        (3.53)        9.65        2.21       5.83       5.41       2.23       2.92
 Total from investment operations          $        (3.66)        9.32        2.17       5.63       5.22       1.95       2.71
 Less distributions from:
 Net investment income                     $           --           --          --      (0.01)        --         --      (0.01)
 Net realized gains on investments         $           --        (3.09)         --      (3.15)     (3.09)     (1.79)     (0.38)
 Total distributions                       $           --        (3.09)         --      (3.16)     (3.09)     (1.79)     (0.39)
 Net asset value, end of period            $        26.26        29.92       23.69      21.52      19.05      16.92      16.76
 Total Return(3):                          %       (12.23)       41.48       10.08      32.73      33.72      11.81      18.95
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $      213,843      239,432     111,250     98,470     84,292     70,345     71,155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(4)(5)           %         2.26         2.32        2.40       2.51       2.51       2.50       2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(4)              %         2.26         2.32        2.40       2.67       2.77       2.61       2.57
 Net investment loss after
 expense reimbursement(recoupment)(4)(5)   %        (1.37)       (1.44)      (0.68)     (1.28)     (1.34)     (1.57)     (0.99)
 Portfolio turnover                        %           71          169          57        247        202        182        132

----------
(1) Effective May 24, 1999, Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.
(2)  Commencement of offering of shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1,2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Pilgrim Worldwide Growth Fund        59

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

For the years ended 2000, 1999, 1998 and 1997, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 1997, the financial information was audited by other independent auditors.

                                                                        Class A
                                               ----------------------------------------------------------
                                                                Year ended October 31,
                                               ----------------------------------------------------------
                                                  2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period    $       14.75       11.88       10.90        9.05        8.10
 Income from investment operations:
 Net investment income (loss)            $        0.15        0.08        0.11       (0.09)       0.14
 Net realized and unrealized gains
 on investments                          $        2.58        3.58        0.96        2.30        0.85
 Total from investment operations        $        2.73        3.66        1.07        2.21        0.99
 Less distributions from:
 Net investment income                   $       (0.11)      (0.12)         --       (0.14)      (0.04)
 Net realized gains on investments       $       (0.69)      (0.67)      (0.09)      (0.22)         --
 Total distributions                     $       (0.80)      (0.79)      (0.09)      (0.36)      (0.04)
 Net asset value, end of period          $       16.68       14.75       11.88       10.90        9.05
 Total Return(2):                        %       18.56       32.55        9.86       27.59       12.15
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     920,591     451,815     211,018      60,539      16,777
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                    %        1.64        1.68        1.74        1.80        1.85
 Gross expenses prior to expense
 reimbursement(3)                        %        1.64        1.68        1.74        2.07        2.82
 Net investment income (loss) after
 expense reimbursement(3)(4)             %        1.14        0.92        1.62        0.46        1.52
 Portfolio turnover                      %          34          29          32          26          74

                                                                   Class B
                                               -----------------------------------------------
                                                            Year ended October 31,
                                               -----------------------------------------------
                                                  2000        1999        1998      1997(1)
----------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period    $       14.57       11.76       10.87       10.00
 Income from investment operations:
 Net investment income (loss)            $        0.07        0.01        0.07      (0.02)
 Net realized and unrealized gains
 on investments                          $        2.51        3.51        0.91        0.89
 Total from investment operations        $        2.58        3.52        0.98        0.87
 Less distributions from:
 Net investment income                   $       (0.03)      (0.04)         --          --
 Net realized gains on investments       $       (0.69)      (0.67)      (0.09)         --
 Total distributions                     $       (0.72)      (0.71)      (0.09)         --
 Net asset value, end of period          $       16.43       14.57       11.76       10.87
 Total Return(2):                        %       17.69       31.55        9.16        8.70
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     437,765     278,871     145,976      59,185
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                    %        2.34        2.41        2.47        2.50
 Gross expenses prior to expense
 reimbursement(3)                        %        2.34        2.41        2.47        2.58
 Net investment income (loss) after
 expense reimbursement(3)(4)             %        0.45        0.18        0.69       (0.71)
 Portfolio turnover                      %          34          29          32          26

                                                                       Class C
                                               ---------------------------------------------------------
                                                                Year ended October 31,
                                               ---------------------------------------------------------
                                                  2000        1999        1998        1997       1996
--------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period    $       14.55       11.75       10.86        8.93       8.05
 Income from investment operations:
 Net investment income (loss)            $        0.07          --        0.06       (0.06)      0.05
 Net realized and unrealized gains on
 investments                             $        2.52        3.51        0.92        2.20       0.86
 Total from investment operations        $        2.59        3.51        0.98        2.14       0.91
 Less distributions from:
 Net investment income                   $       (0.04)      (0.04)         --       (0.04)     (0.03)
 Net realized gains on investments       $       (0.69)      (0.67)      (0.09)      (0.17)        --
 Total distributions                     $       (0.73)      (0.71)      (0.09)      (0.21)     (0.03)
 Net asset value, end of period          $       16.41       14.55       11.75       10.86       8.93
 Total Return(2):                        %       17.76       31.50        9.07       25.92      11.39
Ratios and Supplemental Data:
 Net assets, end of period (000's)       $     605,678     310,227     137,651      62,103     14,530
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                    %        2.34        2.41        2.47        2.50       2.50
 Gross expenses prior to expense
 reimbursement(3)                        %        2.34        2.41        2.47        2.74       3.71
 Net investment income (loss) after
 expense reimbursement(3)(4)             %        0.46        0.19        0.68       (0.23)      0.62
 Portfolio turnover                      %          34          29          32          26         74

----------

(1) Classes A and C commenced operations on March 6, 1995, and Class B commenced operations on April 17, 1997.
(2) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of advisor reimbursement.

60        Pilgrim International Value Fund

FINANCIAL
HIGHLIGHTS                                            PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below, has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                         Class A
                                                        --------------------------------------------------------------------------
                                                        Ten months ended                    Year ended December 31,
                                                           October 31,      ------------------------------------------------------
                                                           2000(4)(6)          1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period               $        13.45            11.61      10.10      10.86      10.60      10.37
 Income from investment operations:
 Net investment income (loss)                       $         0.19            (0.01)      0.17       0.07      (0.02)     (0.01)
 Net realized and unrealized gain (loss) on
 investments                                        $        (1.48)            5.46       1.74       0.10       1.45       0.61
 Total from investment operations                   $        (1.29)            5.45       1.91       0.17       1.43       0.60
 Less distributions from:
 Net investment income                              $        (0.86)           (0.03)     (0.06)     (0.13)     (0.20)        --
 In excess of net investment income                 $           --               --         --         --         --      (0.35)
 Net realized gains on investments                  $        (0.08)           (3.58)     (0.34)     (0.80)     (0.97)     (0.02)
 Total distributions                                $        (0.94)           (3.61)     (0.40)     (0.93)     (1.17)     (0.37)
 Net asset value, end of period                     $        11.22            13.45      11.61      10.10      10.86      10.60
 Total Return(2):                                   %       (10.22)           47.85      19.02       1.61      13.57       5.77
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $       30,653           25,304     24,000     19,949     18,891     17,855
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)     %         2.23             1.98       1.75       1.75       2.45       2.45
 Gross expenses prior to expense reimbursement(3)   %         2.23             1.98       2.25       2.15       2.45       2.46
 Net investment income (loss) after expense
 reimbursement(3)(5)                                %        (0.23)           (0.21)      0.35       0.53      (0.39)     (0.12)
 Portfolio turnover                                 %          113              144        144        123        114        138

                                                            Class B          Class C
                                                          -----------     -------------
                                                          August 22,      September 15,
                                                          2000(1) to        2000(1) to
                                                          October 31,      October 31,
                                                            2000(4)          2000(4)
---------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period               $        12.28            11.67
 Income from investment operations:
 Net investment income (loss)                       $        (0.05)           (0.04)
 Net realized and unrealized gain (loss) on
 investments                                        $        (1.04)           (0.42)
 Total from investment operations                   $        (1.09)           (0.46)
 Less distributions from:
 Net investment income                              $           --               --
 In excess of net investment income                 $           --               --
 Net realized gains on investments                  $           --               --
 Total distributions                                $           --               --
 Net asset value, end of period                     $        11.19            11.21
 Total Return(2):                                   %        (8.88)           (3.94)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $           80               85
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)     %         2.76             2.96
 Gross expenses prior to expense reimbursement(3)   %         2.76             2.96
 Net investment income (loss) after expense
 reimbursement(3)(5)                                %        (7.02)           (3.97)
 Portfolio turnover                                 %          113              113

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, LLC became the Investment Manager of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim International Fund        61

                                                                       FINANCIAL
PILGRIM INTERNATIONAL CORE GROWTH FUND                                HIGHLIGHTS
--------------------------------------------------------------------------------

For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                  Class A
                                            ---------------------------------------------------------------------------------
                                                 Four                    Three
                                                months         Year      months                                February 28,
                                                ended         Ended       ended        Year ended March 31,     1997(1) to
                                              October 31,    June 30,    June 30,   -------------------------    March 31,
                                              2000(6)(7)       2000       1999(2)       1999         1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period   $       23.84         18.92       17.71        17.01        12.73           12.50
 Income from investment operations:
 Net investment income (loss)           $       (0.03)        (0.17)       0.04        (0.01)       (0.02)             --
 Net realized and unrealized gain
 (loss) on investments                  $       (2.89)         6.25        1.17         1.02         4.56            0.23
 Total from investment operations       $       (2.92)         6.08        1.21         1.01         4.54            0.23
 Less distributions from:
 Net investment income                  $          --            --          --        (0.18)          --              --
 Net realized gains on investments      $          --         (1.16)         --        (0.13)       (0.26)             --
 Total distributions                    $          --         (1.16)         --        (0.31)       (0.26)             --
 Net asset value, end of period         $       20.92         23.84       18.92        17.71        17.01           12.73
 Total Return(3):                       %      (12.25)        32.83        6.83         5.90        36.10            1.76
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      23,588        23,003      12,409       21,627       12,664               2
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        1.76          1.85        1.77         1.89         1.96            1.95
 Gross expenses prior to expense
 reimbursement(4)                       %        1.90          2.16        1.86         2.13         3.02        4,579.78
 Net investment income (loss) after
 expense reimbursement(4)(5)            %       (0.48)        (0.83)       0.50        (0.51)       (0.45)             --
 Portfolio turnover                     %          73           200          67          214          274              76

                                                                                  Class B
                                            ---------------------------------------------------------------------------------
                                                 Four                    Three
                                                months         Year      months                                February 28,
                                                ended         Ended       ended        Year ended March 31,     1997(1) to
                                              October 31,    June 30,    June 30,   -------------------------    March 31,
                                              2000(6)(7)       2000       1999(2)       1999         1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period   $       23.83         19.08       17.89        17.10        12.68           12.50
 Income from investment operations:
 Net investment income (loss)           $       (0.09)        (0.30)         --        (0.16)       (0.11)             --
 Net realized and unrealized gain
 (loss) on investments                  $       (2.86)         6.21        1.19         1.05         4.66            0.18
 Total from investment operations       $       (2.95)         5.91        1.19         0.89         4.55            0.18
 Less distributions from:
 Net investment income                  $          --            --          --        (0.03)          --              --
 Net realized gains on investments      $          --         (1.16)         --        (0.07)       (0.13)             --
 Total distributions                    $          --         (1.16)         --        (0.10)       (0.13)             --
 Net asset value, end of period         $       20.88         23.83       19.08        17.89        17.10           12.68
 Total Return(3):                       %      (12.38)        31.62        6.65         5.24        35.31            1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      19,116        21,543      12,034       11,033        7,942               1
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        2.41          2.50        2.36         2.53         2.61            2.59
 Gross expenses prior to expense
 reimbursement(4)                       %        2.56          2.81        2.45         2.77         3.04       16,000.25
 Net investment income (loss) after
 expense reimbursement(4)(5)            %       (1.16)        (1.48)      (0.09)       (1.13)       (1.32)             --
 Portfolio turnover                     %          73           200          67          214          274              76

                                                                                  Class C
                                            ---------------------------------------------------------------------------------
                                                 Four                    Three
                                                months         Year      months                                February 28,
                                                ended         Ended       ended        Year ended March 31,     1997(1) to
                                              October 31,    June 30,    June 30,   -------------------------    March 31,
                                              2000(6)(7)       2000       1999(2)       1999         1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period   $       23.93         19.14       17.94        17.16        12.68           12.50
 Income from investment operations:
 Net investment loss                    $       (0.08)        (0.27)         --        (0.05)       (0.07)             --
 Net realized and unrealized gain
 (loss) on investments                  $       (2.89)         6.22        1.20         0.94         4.55            0.18
 Total from investment operations       $       (2.97)         5.95        1.20         0.89         4.48            0.18
 Less distributions from:
 Net investment income                  $          --            --          --        (0.11)          --              --
 Net realized gains on investments      $          --         (1.16)         --           --           --              --
 Total distributions                    $          --         (1.16)         --        (0.11)          --              --
 Net asset value, end of period         $       20.96         23.93       19.14        17.94        17.16           12.68
 Total Return(3):                       %      (12.41)        31.73        6.69         5.22        35.25            1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      25,501        26,734      11,936       10,400        3,517              43
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        2.41          2.50        2.36         2.55         2.61            2.41
 Gross expenses prior to expense
 reimbursement(4)                       %        2.56          2.81        2.45         2.79         5.10           25.55
 Net investment income (loss) after
 expense reimbursement(4)(5)            %       (1.16)        (1.48)      (0.09)       (1.19)       (1.27)          (0.07)
 Portfolio turnover                     %          73           200          67          214          274              76

----------
(1)  Commencement of operations.
(2) Effective May 24, 1999, Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

62        Pilgrim International Core Growth Fund

FINANCIAL
HIGHLIGHTS                            PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                        Class A
                                                 -----------------------------------------------------------------------------------
                                                   Four                       Three
                                                   months          Year       months
                                                   ended          Ended       ended                  Year ended March 31,
                                                 October 31,     June 30,     June 30,     -----------------------------------------
                                                   2000(1)         2000        1999(2)       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period       $       40.94         23.80        21.03        19.29      14.92      13.15      11.51
 Income from investment operations:
 Net investment income (loss)               $       (0.10)        (0.18)       (0.03)        0.02      (0.15)      0.04      (0.02)
 Net realized and unrealized gain (loss)
 on investments                             $       (4.76)        19.38         2.80         3.21       5.36       1.88       1.79
 Total from investment operations           $       (4.86)        19.20         2.77         3.23       5.21       1.92       1.77
 Less distributions from:
 Net investment income                      $          --            --           --           --         --      (0.01)     (0.13)
 Net realized gains on investments          $          --         (2.06)          --        (1.49)     (0.84)     (0.14)        --
 Total distributions                        $          --         (2.06)          --        (1.49)     (0.84)     (0.15)     (0.13)
 Net asset value, end of period             $       36.08         40.94        23.80        21.03      19.29      14.92      13.15
 Total Return(4):                           %      (11.90)        82.89        13.17        17.26      36.31      14.67      15.46
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $     273,393       278,480       37,490       25,336     11,183      5,569      1,056
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(5)(6)           %        1.67          1.67         1.84         1.94       1.96       1.95       1.95
 Gross expenses prior to expense
 reimbursement (recoupment)(5)              %        1.67          1.67         1.86         2.08       2.75       3.76      10.06
 Net investment income (loss) after
 expense reimbursement (recoupment)(5)(6)   %       (0.80)        (0.76)       (0.69)       (0.82)     (1.56)     (1.05)     (0.27)
 Portfolio turnover                         %          56           164           44          146        198        206        141

                                                                                        Class B
                                                 -----------------------------------------------------------------------------------
                                                   Four                       Three
                                                   months          Year       months
                                                   ended          Ended       ended                  Year ended March 31,
                                                 October 31,     June 30,     June 30,     -----------------------------------------
                                                   2000(1)         2000        1999(2)       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period       $       43.27         25.33        22.43        20.16      15.89      13.96      12.50
 Income from investment operations:
 Net investment income (loss)               $       (0.20)        (0.37)       (0.07)       (0.20)     (0.15)     (0.15)     (0.02)
 Net realized and unrealized gain (loss)
 on investments                             $       (5.02)        20.50         2.97         3.46       5.56       2.09       1.48
 Total from investment operations           $       (5.22)        20.13         2.90         3.26       5.41       1.94       1.46
 Less distributions from:
 Net investment income                      $          --            --           --           --         --      (0.01)        --
 Net realized gains on investments          $          --         (2.19)          --        (0.99)     (1.14)        --         --
 Total distributions                        $          --         (2.19)          --        (0.99)     (1.14)     (0.01)        --
 Net asset value, end of period             $       38.05         43.27        25.33        22.43      20.16      15.89      13.96
 Total Return(4):                           %      (12.05)        81.63        12.93        16.55      35.73      13.96      11.68
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $     126,861       132,028       19,331       16,158     12,033      5,080      1,487
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(5)(6)           %        2.32          2.32         2.49         2.59       2.61       2.60       2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(5)              %        2.32          2.32         2.51         2.73       2.98       4.89      16.15
 Net investment income (loss) after
 expense reimbursement (recoupment)(5)(6)   %       (1.46)        (1.41)       (1.34)       (1.45)     (2.20)     (1.66)     (0.64)
 Portfolio turnover                         %          56           164           44          146        198        206        141

                                                                                        Class C
                                                 -----------------------------------------------------------------------------------
                                                   Four                       Three
                                                   months          Year       months
                                                   ended          Ended       ended                  Year ended March 31,
                                                 October 31,     June 30,     June 30,     -----------------------------------------
                                                   2000(1)         2000        1999(2)       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period       $       39.71         23.34        20.60        18.53      14.87       13.05      11.32
 Income from investment operations:
 Net investment income (loss)               $       (0.18)        (0.31)       (0.06)       (0.10)     (0.11)      (0.16)      0.01
 Net realized and unrealized gain
 (loss) on investments                      $       (4.60)        18.69         2.80         3.09       5.09        1.98       1.72
 Total from investment operations           $       (4.78)        18.38         2.74         2.99       4.98        1.82       1.73
 Less distributions from:
 Net investment income                      $          --            --           --           --         --          --         --
 Net realized gains on investments          $          --         (2.01)          --        (0.92)     (1.32)         --         --
 Total distributions                        $          --         (2.01)          --        (0.92)     (1.32)         --         --
 Net asset value, end of period             $       34.93         39.71        23.34        20.60      18.53       14.87      13.05
 Total Return(4):                           %      (12.04)        80.89        13.31        16.55      35.63       13.98      15.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $     136,830       144,068       18,354       13,226      8,014       3,592        933
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(5)(6)           %        2.32          2.32         2.49         2.59       2.61        2.60       2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(5)              %        2.32          2.32         2.51         2.73       3.38        3.95      16.15
 Net investment income (loss) after
 expense reimbursement(recoupment)(5)(6)    %       (1.46)        (1.41)       (1.34)       (1.45)     (2.18)      (1.67)     (1.02)
 Portfolio turnover                         %          56           164           44          146        198         206        141

----------
(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2) Effective May 24, 1999, Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.
(3)  Commencement of offering of shares.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                            Pilgrim International SmallCap Growth Fund        63

                                                                       FINANCIAL
PILGRIM EMERGING MARKETS VALUE FUND                                   HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                   Class A                              Class B
                                                      ----------------------------------  ----------------------------------
                                                            Year ended October 31,              Year ended October 31,
                                                      ----------------------------------  ----------------------------------
                                                         2000       1999       1998(1)       2000       1999       1998(1)
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period             $     10.68       7.69        10.00       10.60       7.65        10.00
 Income from investment operations:
 Net investment income                            $      0.22       0.12         0.12        0.07       0.08         0.09
 Net realized and unrealized gain (loss) on
 investments                                      $     (0.08)      3.01        (2.43)      (0.01)      2.97        (2.44)
 Total from investment operations                 $      0.14       3.13        (2.31)       0.06       3.05        (2.35)
 Less distribution from:
 Net investment income                            $     (0.11)     (0.14)          --       (0.04)     (0.10)          --
 Net realized gains on investments                $     (0.44)        --           --       (0.44)        --           --
 Total distributions                              $     (0.55)     (0.14)          --       (0.48)     (0.10)          --
 Net asset value, end of period                   $     10.27      10.68         7.69       10.18      10.60         7.65
 Total Return(2):                                 %      0.60      41.48       (23.10)      (0.12)     40.41       (23.50)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $     4,549      9,281        3,815       4,101      3,823        3,583
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %      1.98       2.06         1.80        2.75       2.70         2.50
 Gross expenses prior to expense
 reimbursement(3)                                 %      1.98       2.21         3.88        2.75       2.93         4.74
 Net investment income after expense
 reimbursement(3)(4)                              %      1.37       1.36         3.38        0.61       0.67         2.55
 Portfolio turnover                               %        32         38            7          32         38            7

                                                                   Class C
                                                      ----------------------------------
                                                            Year ended October 31,
                                                      ----------------------------------
                                                         2000       1999       1998(1)
----------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period             $     10.56       7.63        10.00
 Income from investment operations:
 Net investment income                            $      0.07       0.04         0.09
 Net realized and unrealized gain (loss) on
 investments                                      $     (0.01)      3.00        (2.46)
 Total from investment operations                 $      0.06       3.04        (2.37)
 Less distribution from:
 Net investment income                            $     (0.05)     (0.11)          --
 Net realized gains on investments                $     (0.44)        --           --
 Total distributions                              $     (0.49)     (0.11)          --
 Net asset value, end of period                   $     10.13      10.56         7.63
 Total Return(2):                                 %     (0.09)     40.49       (23.70)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $     4,468      6,674        2,304
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %      2.71       2.71         2.50
 Gross expenses prior to expense
 reimbursement(3)                                 %      2.71       2.91         4.87
 Net investment income after expense
 reimbursement(3)(4)                              %      0.62       0.62         2.60
 Portfolio turnover                               %        32         38            7

----------
(1)  Class A, B and C commenced operations on January 1, 1998.
(2) Total return is calulated assuming reinvestments of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of adviser reimbursement.

64        Pilgrim Emerging Markets Value Fund

FINANCIAL
HIGHLIGHTS                                       PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                   Class A
                                              ---------------------------------------------------------------------------------
                                                Four                     Three
                                                months         Year      months
                                                ended         Ended      ended                 Year Ended March 31,
                                              October 31,    June 30,    June 30,   -------------------------------------------
                                              2000(6)(7)       2000      1999(2)       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period   $       20.17         16.74       13.43       17.39      17.20      14.03      11.00
 Income from investment operations:
 Net investment income (loss)           $       (0.24)        (0.20)      (0.05)      (0.06)      0.03      (0.06)     (0.04)
 Net realized and unrealized gain
 (loss) on investments                  $       (3.60)         3.63        3.36       (3.81)      1.22       3.51       3.15
 Total from investment operations       $       (3.84)         3.43        3.31       (3.87)      1.25       3.45       3.11
 Less distributions from:
 Net investment income                  $          --            --          --       (0.02)        --         --      (0.02)
 Net realized gains on investments      $          --            --          --       (0.07)     (1.06)     (0.28)     (0.06)
 Total distributions                    $          --            --          --       (0.09)     (1.06)     (0.28)     (0.08)
 Net asset value, end of period         $       16.33         20.17       16.74       13.43      17.39      17.20      14.03
 Total Return(3):                       %      (19.04)        20.49       24.65      (22.23)      8.06      24.79      28.43
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      59,541        75,311      53,483      47,180     71,014     38,688      4,718
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        2.23          2.19        2.13        2.27       2.26       2.25       2.25
 Gross expenses prior to expense
 reimbursement(4)                       %        2.38          2.34        2.66        2.56       2.48       3.08       6.72
 Net investment income (loss) after
 expense reimbursement(4)(5)            %       (1.31)        (1.15)      (1.30)      (0.25)      0.55      (1.14)     (0.35)
 Portfolio turnover                     %          94           211          67         213        243        176        118

                                                                                   Class B
                                              ---------------------------------------------------------------------------------
                                                Four                     Three
                                                months         Year      months                                        May 31,
                                                ended         Ended      ended           Year Ended March 31,        1995(1) to
                                              October 31,    June 30,    June 30,    ------------------------------   March 31,
                                              2000(6)(7)       2000      1999(2)       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period   $       20.30         16.98       13.64       17.64      17.29      14.02      12.50
 Income from investment operations:
 Net investment income (loss)           $       (0.23)        (0.35)      (0.07)      (0.22)     (0.07)     (0.11)     (0.04)
 Net realized and unrealized gain
 (loss) on investments                  $       (3.66)         3.67        3.41       (3.70)      1.26       3.47       1.56
 Total from investment operations       $       (3.89)         3.32        3.34       (3.92)      1.19       3.36       1.52
 Less distributions from:
 Net investment income                  $          --            --          --          --         --         --         --
 Net realized gains on investments      $          --            --          --       (0.08)     (0.84)     (0.09)        --
 Total distributions                    $          --            --          --       (0.08)     (0.84)     (0.09)        --
 Net asset value, end of period         $       16.41         20.30       16.98       13.64      17.64      17.29      14.02
 Total Return(3):                       %      (19.16)        19.55       24.49      (22.23)      7.47      24.00      12.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      22,707        30,322      26,342      22,338     38,796     24,558      3,557
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        2.98          2.84        2.75        2.91       2.91       2.90       2.90
 Gross expenses prior to expense
 reimbursement(4)                       %        3.12          2.99        3.28        3.20       3.06       3.66       7.58
 Net investment income (loss) after
 expense reimbursement(4)(5)            %       (1.01)        (1.80)      (1.92)      (0.80)     (0.20)     (1.77)     (1.05)
 Portfolio turnover                     %          94           211          67         213        243        176        118

                                                                                   Class C
                                              ---------------------------------------------------------------------------------
                                                Four                     Three
                                                months         Year      months
                                                ended         Ended      ended                 Year Ended March 31,
                                              October 31,    June 30,    June 30,   -------------------------------------------
                                              2000(6)(7)       2000      1999(2)       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period   $       19.56         16.35       13.14       16.98      16.81      13.71      10.79
 Income from investment operations:
 Net investment loss                    $       (0.22)        (0.32)      (0.07)      (0.27)     (0.12)     (0.10)     (0.05)
 Net realized and unrealized gain
 (loss) on investments                  $       (3.53)         3.53        3.28       (3.49)      1.26       3.37       2.97
 Total from investment operations       $       (3.75)         3.21        3.21       (3.76)      1.14       3.27       2.92
 Less distributions from:
 Net investment income                  $          --            --          --          --         --         --         --
 Net realized gains on investments      $          --            --          --       (0.08)     (0.97)     (0.17)        --
 Total distributions                    $          --            --          --       (0.08)     (0.97)     (0.17)        --
 Net asset value, end of period         $       15.81         19.56       16.35       13.14      16.98      16.81      13.71
 Total Return(3):                       %      (19.17)        19.63       24.43      (22.21)      7.47      23.94      27.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      22,456        29,610      24,230      19,246     36,986     29,376      4,345
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        2.98          2.84        2.75        2.90       2.91       2.90       2.90
 Gross expenses prior to expense
 reimbursement(4)                       %        3.09          2.99        3.28        3.19       3.09       3.12       6.23
 Net investment loss after
 expense reimbursement(4)(5)            %       (0.95)        (1.80)      (1.92)      (0.77)     (0.26)     (1.75)     (1.06)
 Portfolio turnover                     %          94           211          67         213        243        176        118

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Pilgrim Emerging Countries Fund        65

                                                                       FINANCIAL
PILGRIM WORLDWIDE EMERGING MARKETS FUND                               HIGHLIGHTS
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                             Class A
                                              ---------------------------------------------------------------------
                                              Ten months
                                                ended                       Year ended December 31,
                                              October 31,    ------------------------------------------------------
                                              2000(1)(4)        1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period    $      15.10           7.13      10.18      11.49      10.70      11.47
 Income from investment operations:
 Net investment income (loss)            $      (0.17)         (0.05)      0.12       0.01         --       0.08
 Net realized and unrealized gain
 (loss) on investments                   $      (6.18)          8.05      (3.08)     (1.32)      0.79      (0.76)
 Total from investment operations        $      (6.35)          8.00      (2.96)     (1.31)      0.79      (0.68)
 Less distributions from:
 Net investment income                   $         --          (0.03)     (0.09)        --         --      (0.08)
 In excess of net investment income      $         --             --         --         --         --      (0.01)
 Total distributions                     $         --          (0.03)     (0.09)        --         --      (0.09)
 Net asset value, end of period          $       8.75          15.10       7.13      10.18      11.49      10.70
 Total Return(2):                        %     (42.05)        112.58     (29.06)    (11.40)      7.38      (5.93)
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     81,496        154,994     65,323    137,686    254,673     265,544
 Ratios to average net assets:
 Expenses(3)                             %       2.15           2.00       1.85       1.82       1.76        1.88
 Net investment income (loss) (3)        %      (1.34)         (0.66)      1.14       0.09      (0.01)       0.70
 Portfolio turnover                      %        241            184        107        112         86          93

----------
(1)  The Fund changed its fiscal year-end from December 31 to October 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) Effective July 26, 2000, Pilgrim Investments, LLC became the Investment Manager of the Fund.

66        Pilgrim Worldwide Emerging Markets Fund

FINANCIAL
HIGHLIGHTS                                        PILGRIM GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers, LLP, independent accountants.

                                                                  Class A
                                                             -----------------
                                                                Ten months
                                                                   ended
                                                                October 31,
                                                                2000(3)(5)
------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                  $           10.00
 Income from investment operations:
 Net investment loss                                   $           (0.13)
 Net realized and unrealized loss on investments       $           (2.01)
 Total from investment operations                      $           (2.14)
 Net asset value, end of period                        $            7.86
 Total Return(1):                                      %          (21.40)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                     $           8,888
 Ratios to average net assets:
 Net expenses after redemption fee proceeds
 and expense reimbursement (2)(4)                      %            2.60
 Gross expenses prior to redemption fee proceeds
 and expense reimbursement(2)                          %            4.23
 Net investment loss after redemption fee proceeds
 and expense reimbursement(2)(4)                       %           (1.73)
 Portfolio turnover                                    %             162

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5) Effective July 26, 2000, Pilgrim Investments, LLC became the Investment Manager of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim Global Technology Fund        67

                                                                       FINANCIAL
PILGRIM GLOBAL COMMUNICATIONS FUND                                    HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                               Class A            Class B            Class C
                                                              Year ended         Year ended         Year ended
                                                            October 31,(1)     October 31,(1)     October 31,(1)
                                                                 2000               2000               2000
----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period               $           10.00              10.00              10.00
 Income from investment operations:
 Net investment loss                                $           (0.06)             (0.09)             (0.09)
 Net realized and unrealized loss on investments    $           (2.64)             (2.64)             (2.63)
 Total from investment operations                   $           (2.70)             (2.73)             (2.72)
 Distributions paid from investment income          $              --                 --                 --
 Net asset value, end of period                     $            7.30               7.27               7.28
 Net assets, end of period (thousands)              $          55,459             31,035              7,603
 Total Return(2)                                    %          (27.00)            (27.30)            (27.20)
Ratios/Supplemental Data
 Ratio to average net assets
 Net expenses                                       %            1.37               2.01               2.01
 Gross expenses(3)                                  %            2.56               2.81               2.81
 Net investment loss(3)                             %           (1.02)             (1.67)             (1.68)
 Portfolio turnover                                 %              60                 60                 60

----------
(1)  The Fund commenced operations on March 1, 2000.
(2) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.
(3)  Annualized.

68        Pilgrim Global Communications Fund

FINANCIAL
HIGHLIGHTS                            PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                                      Class A                     Class B
                                                                    Year ended                  Year ended
                                                                   October 31,(1)              October 31,(1)
                                                                2000          1999          2000          1999
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value beginning of period                   $       17.38         10.00         17.28         10.00
 Income from investment operations:(4)
 Net investment loss                                   $       (0.33)        (0.13)        (0.41)        (0.08)
 Net realized and unrealized gains on investments(5)   $       10.41          7.51         10.30          7.36
 Total from investment operations                      $       10.08          7.38          9.89          7.28
 Distributions paid from capital gain                  $       (0.84)           --         (0.84)           --
 Net asset value, end of period                        $       26.62         17.38         26.33         17.28
 Net assets, end of period (thousands)                 $     108,763        54,798        37,915         5,964
 Total Return(2)                                       %       58.61         73.80         57.82         72.80
Ratios/Supplemental Data
 Ratio to average net assets
 Net expenses                                          %        1.53          1.57 (3)      2.17          2.25 (3)
 Gross expenses                                        %        2.65          2.95 (3)      2.89          3.22 (3)
 Net investment loss                                   %       (1.30)        (1.29)(3)     (1.94)        (2.04)(3)
 Portfolio Turnover                                    %          77            57            77            57

                                                                      Class C
                                                                     Year ended
                                                                   October 31,(1)
                                                                2000          1999
--------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value beginning of period                   $       17.28         10.00
 Income from investment operations:(4)
 Net investment loss                                   $       (0.42)        (0.05)
 Net realized and unrealized gains on investments(5)   $       10.30          7.33
 Total from investment operations                      $        9.88          7.28
 Distributions paid from capital gain                  $       (0.84)           --
 Net asset value, end of period                        $       26.32         17.28
 Net assets, end of period (thousands)                 $      18,486         2,102
 Total Return(2)                                       %       57.77         72.80
Ratios/Supplemental Data
 Ratio to average net assets
 Net expenses                                          %        2.17          2.24 (3)
 Gross expenses                                        %        2.89          3.20 (3)
 Net investment loss                                   %       (1.94)        (2.05)(3)
 Portfolio Turnover                                    %          77            57

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.
(3)  Annualized.
(4) Per share calculation for the year ended October 31, 2000 is based on average number of shares outstanding during the year.
(5)  Includes gains and losses on foreign currency transactions.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                            Pilgrim Global Information Technology Fund        69

                                                                       FINANCIAL
PILGRIM ASIA-PACIFIC EQUITY FUND                                      HIGHLIGHTS
--------------------------------------------------------------------------------

For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                       Class A
                                                     --------------------------------------------------------------------------
                                                           Four
                                                          months                                                September 1,
                                                          ended                  Year Ended June 30,             1995(1) to
                                                        October 31,    ---------------------------------------    June 30,
                                                          2000(5)       2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period             $        7.23         7.22       4.46      10.93      10.35       10.00
 Income from investment operations:
 Net investment income (loss)                     $        0.08        (0.05)        --       0.03       0.02        0.03
 Net realized and unrealized gain
 (loss) on investments                            $       (2.32)        0.06       2.76      (6.50)      0.58        0.34
 Total from investment operations                 $       (2.24)        0.01       2.76      (6.47)      0.60        0.37
 Less distributions:
 In excess of net investment income               $          --           --         --         --         --       (0.02)
 Tax return of capital                            $          --           --         --         --      (0.02)         --
 Total distributions                              $          --           --         --         --      (0.02)      (0.02)
 Net asset value, end of period                   $        4.99         7.23       7.22       4.46      10.93       10.35
 Total Return(2):                                 %      (30.98)        0.14      61.88     (59.29)      5.78        3.76
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $       8,471       11,726     14,417     11,796     32,485      18,371
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %        2.05         2.11       2.00       2.00       2.00        2.00
 Gross expenses prior to expense
 reimbursement(3)                                 %        2.71         2.55       2.98       2.80       2.54        3.47
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %        4.28        (0.56)      0.01       0.38       0.00        0.33
 Portfolio turnover                               %          13          138        111         81         38          15

                                                                                       Class B
                                                     --------------------------------------------------------------------------
                                                           Four
                                                          months                                                September 1,
                                                          ended                  Year Ended June 30,             1995(1) to
                                                        October 31,    ---------------------------------------    June 30,
                                                          2000(5)       2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period             $        6.97         7.02       4.37      10.83      10.31       10.00
 Income from investment operations:
 Net investment income (loss)                     $        0.07        (0.11)     (0.04)     (0.03)     (0.07)      (0.01)
 Net realized and unrealized gain (loss) on
 investments                                      $       (2.24)        0.06       2.69      (6.43)      0.59        0.32
 Total from investment operations                 $       (2.17)       (0.05)      2.65      (6.46)      0.52        0.31
 Less distributions:
 In excess of net investment income               $          --           --         --         --         --          --
 Tax return of capital                            $          --           --         --         --         --          --
 Total distributions                              $          --           --         --         --         --          --
 Net asset value, end of period                   $        4.80         6.97       7.02       4.37      10.83       10.31
 Total Return(2):                                 %      (31.13)       (0.71)     60.64     (59.65)      5.04        3.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $       7,678       12,228     12,959      9,084     30,169      17,789
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %        2.80         2.86       2.75       2.75       2.75        2.75
 Gross expenses prior to expense
 reimbursement(3)                                 %        3.45         3.30       3.73       3.55       3.29        4.10
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %        3.48        (1.31)     (0.74)     (0.39)     (0.79)      (0.38)
 Portfolio turnover                               %          13          138        111         81         38          15

                                                                                       Class M
                                                     --------------------------------------------------------------------------
                                                           Four
                                                          months                                                September 1,
                                                          ended                  Year Ended June 30,             1995(1) to
                                                        October 31,    ---------------------------------------    June 30,
                                                          2000(5)       2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period             $        7.04         7.07       4.40      10.86      10.32       10.00
 Income from investment operations:
 Net investment income (loss)                     $        0.07        (0.11)     (0.02)        --      (0.05)         --
 Net realized and unrealized gain (loss)
 on investments                                   $       (2.26)        0.08       2.69      (6.46)      0.59        0.33
 Total from investment operations                 $       (2.19)       (0.03)      2.67      (6.46)      0.54        0.33
 Less distributions:
 In excess of net investment income               $          --           --         --         --         --       (0.01)
 Total distributions                              $          --           --         --         --         --       (0.01)
 Net asset value, end of period                   $        4.85         7.04       7.07       4.40      10.86       10.32
 Total Return(2):                                 %      (31.11)       (0.42)     60.68     (59.48)      5.26        3.32
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $       2,711        3,749      5,184      4,265     11,155       6,476
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %        2.53         2.61       2.50       2.50       2.50        2.50
 Gross expenses prior to expense
 reimbursement(3)                                 %        3.18         3.05       3.48       3.30       3.04        3.88
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %        3.72        (1.06)     (0.49)     (0.07)     (0.55)      (0.16)
 Portfolio turnover                               %          13          138        111         81         38          15

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(5)  The Fund changed it fiscal year-end from June 30 to October 31.

70        Pilgrim Asia-Pacific Equity Fund

FINANCIAL
HIGHLIGHTS                                     PILGRIM SMALLCAP ASIA GROWTH FUND
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                        Class A
                                                       --------------------------------------------------------------------------
                                                             Ten
                                                            months
                                                            ended                  Year ended December 31,
                                                          October 31,     -------------------------------------------------------
                                                          2000(4)(6)        1999       1998       1997       1996       1995(1)
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                $        8.95          5.69       7.06      12.24       9.76       10.00
 Income from investment operations:
 Net investment income (loss)                        $       (0.15)        (0.10)        --      (0.05)     (0.05)       0.02
 Net realized and unrealized gain
 (loss) on investments                               $       (3.08)         3.36      (1.37)     (5.13)      2.54       (0.24)
 Total from investment operations                    $       (3.23)         3.26      (1.37)     (5.18)      2.49       (0.22)
 Less distributions from:
 Net investment income                               $          --            --         --         --         --       (0.02)
 In excess of net investment income                  $          --            --         --         --      (0.01)         --
 Total distributions                                 $          --            --         --         --      (0.01)      (0.02)
 Net asset value, end of period                      $        5.72          8.95       5.69       7.06      12.24        9.76
 Total Return(2):                                    %      (36.09)        57.29     (19.41)    (42.32)     25.50        4.39
Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $       4,630        14,392     18,278     13,867     23,796       8,936
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)      %        2.63          2.50       2.50       2.30       2.42        1.75
 Gross expenses prior to expense reimbursement(3)    %        4.07          3.00       2.86       2.30       2.64        3.51
 Net investment income (loss) after expense
 reimbursement (3)(5)                                %       (1.21)        (1.05)     (0.21)     (0.32)     (0.64)       0.52
 Portfolio turnover                                  %         108           173        193        187        176          40

----------
(1)  The Fund commenced operations on July 3, 1995.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, LLC became the Investment Manager of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Pilgrim SmallCap Asia Growth Fund        71

                                                                       FINANCIAL
PILGRIM EUROPEAN EQUITY FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                               Class A                    Class B
                                                         --------------------       --------------------
                                                             Year ended                  Year ended
                                                             October 31,                October 31,
                                                          2000(2)    1999(1)         2000(2)    1999(1)
--------------------------------------------------------------------------------------------------------
Per Share Operating Performance
 Net asset value, beginning of period                $     10.95      10.00           10.89      10.00
 Income from investment operations:(4)
 Net investment income (loss)                        $     (0.01)      0.04           (0.08)      0.00 (5)
 Net realized and unrealized gains on investments    $      0.34       0.91            0.33       0.89
 Total from investment operations                    $      0.33       0.95            0.25       0.89
 Less distributions from:
 Net realized gains on investments                   $     (0.28)        --           (0.28)        --
 Net investment income                               $     (0.05)        --           (0.03)        --
 Total distributions                                 $     (0.33)        --           (0.31)        --
 Net asset value, end of period                      $     10.95      10.95           10.83      10.89
 Net assets, end of period (thousands)               $    31,985     28,746           1,117        849
 Total Return(2)                                     %      2.93       9.50            2.14       8.90
Ratios/Supplemental Data
 Ratio to average net assets
 Net expenses                                        %      1.63       1.61 (3)        2.28       2.27 (3)
 Gross expenses                                      %      2.83       3.06 (3)        3.08       3.35 (3)
 Net investment loss                                 %     (0.09)      0.48 (3)       (0.75)     (0.08)(3)
 Portfolio Turnover                                  %        61         63              61         63

                                                               Class C
                                                         --------------------
                                                             Year ended
                                                             October 31,
                                                          2000(2)    1999(1)
-----------------------------------------------------------------------------
Per Share Operating Performance
 Net asset value, beginning of period                $     10.89      10.00
 Income from investment operations:(4)
 Net investment income (loss)                        $     (0.06)     (0.01)
 Net realized and unrealized gains on investments    $      0.27       0.90
 Total from investment operations                    $      0.21       0.89
 Less distributions from:
 Net realized gains on investments                   $     (0.28)        --
 Net investment income                               $     (0.05)        --
 Total distributions                                 $     (0.33)        --
 Net asset value, end of period                      $     10.77      10.89
 Net assets, end of period (thousands)               $       188         62
 Total Return(2)                                     %      1.76       8.90
Ratios/Supplemental Data
 Ratio to average net assets
 Net expenses                                        %      2.28       2.26 (3)
 Gross expenses                                      %      3.08       3.34 (3)
 Net investment loss                                 %     (0.68)     (0.15)(3)
 Portfolio Turnover                                  %        61         63

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.
(3) Per share calculation for the year ended October 31, 2000 is based on average number of shares outstanding during the year.
(4)  Amount represents less than $0.01.

72        Pilgrim European Equity Fund

FINANCIAL
HIGHLIGHTS                                                   PILGRIM RUSSIA FUND
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                         Class A
                                                              -------------------------------------------------------------
                                                                  Ten
                                                                 months
                                                                 ended                    Year ended December 31,
                                                               October 31,    ---------------------------------------------
                                                               2000(4)(6)        1999       1998       1997       1996(1)
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                    $         6.74          2.64      17.50      11.24       12.12
 Income from investment operations:
 Net investment income (loss)                            $        (0.07)         0.18       0.15      (0.01)      (0.05)
 Net realized and unrealized gain
 (loss) on investments                                   $         0.48          3.99     (14.70)      7.57       (0.51)
 Total from investment operations                        $         0.41          4.17     (14.55)      7.56       (0.56)
 Less distributions from:
 Net investment income                                   $           --         (0.07)     (0.07)        --          --
 Net realized gains on investments                       $           --            --      (0.24)     (1.30)      (0.32)
 Total distributions                                     $           --         (0.07)     (0.31)     (1.30)      (0.32)
 Net asset value, end of period                          $         7.15          6.74       2.64      17.50       11.24
 Total Return(2):                                        %         6.08        159.76     (82.99)     67.50       (9.01)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                       $       53,637        59,011     19,147    137,873      13,846
 Ratios to average net assets:
 Net expenses after redemption fee proceeds
 and expense reimbursement(3)(5)                         %         1.40          2.23       1.84       1.85        2.65
 Gross expenses prior to redemption fee proceeds
 and expense reimbursement(3)                            %         2.85          3.32       2.64       2.89        5.07
 Net investment income (loss) after redemption fee
 proceeds and expense reimbursement(3)(5)                %        (0.90)         4.39       1.36      (0.11)      (1.27)
 Portfolio turnover                                      %           52            91         66         67         116

----------
(1) The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, LLC became the Investment Manager of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim Russia Fund        73

                                                                       FINANCIAL
PILGRIM PRECIOUS METALS FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                        Class A
                                                         ---------------------------------------------------------------------
                                                            Ten
                                                           months
                                                           ended                       Year ended December 31,
                                                         October 31,    ------------------------------------------------------
                                                         2000(3)(4)        1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period          $             3.29          3.03       3.24       5.97       6.24       6.37
 Income from investment operations:
 Net investment income (loss)                  $             0.01         (0.01)        --         --       0.02         --
 Net realized and unrealized gain
 (loss) on investments                         $            (1.03)         0.27      (0.21)     (2.52)      0.50      (0.12)
 Total from investment operations              $            (1.02)         0.26      (0.21)     (2.52)      0.52      (0.12)
 Less distributions from:
 Net investment income                         $               --            --         --      (0.21)     (0.79)     (0.01)
 Total distributions                           $               --            --         --      (0.21)     (0.79)     (0.01)
 Net asset value, end of period                $             2.27          3.29       3.03       3.24       5.97       6.24
 Total Return(1):                              %           (30.98)         8.58      (6.39)    (42.98)      7.84      (1.89)
Ratios/Supplemental Data:
 Net assets, end of period (000's)             $           40,130        72,516     50,841     53,707    109,287    135,779
 Ratios to average net assets:
 Expenses (2)                                  %             2.18          1.94       1.74       1.65       1.60       1.70
 Net investment income (loss) (2)              %             0.28         (0.02)      0.08       0.17      (0.32)      0.07
 Portfolio turnover                            %               27            79         29         38         31         40

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) Effective July 26, 2000, Pilgrim Investments, LLC became the Investment Manager of the Fund.

74        Pilgrim Precious Metals Fund

FINANCIAL
HIGHLIGHTS                                                   PILGRIM SILVER FUND
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                  Class A
                                                             --------------------------------------------------
                                                             Ten months                           Six months
                                                               ended            Year ended           ended
                                                             October 31,       December 31,       December 31,
                                                             2000(4)(6)           1999               1998(1)
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                $          2.96              2.73                3.26
 Income from investment operations:
 Net investment income (loss)                        $          0.03              0.01               (0.01)
 Net realized and unrealized gain
 (loss) on investments                               $         (0.84)             0.23               (0.52)
 Total from investment operations                    $         (0.81)             0.24               (0.53)
 Less distributions from:
 Net investment income                               $         (0.01)            (0.01)                 --
 In excess of net investment income                  $            --                --                  --
 Total distributions                                 $         (0.01)            (0.01)                 --
 Net asset value, end of period                      $          2.14              2.96                2.73
 Total Return(2):                                    %        (27.45)             8.70              (16.26)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $        14,691            25,413              25,560
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                                 %          2.46              2.11                2.37
 Gross expenses prior to expense reimbursement(3)    %          2.78                --                  --
 Net investment income (loss)
 after expense reimbursement(3)(5)                   %          1.07              0.49               (0.61)
 Portfolio turnover                                  %             9                29                   6

                                                                               Class A
                                                             ----------------------------------------------
                                                                          Year ended June 30,
                                                             ----------------------------------------------
                                                                1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                $          3.95        4.46        4.00        3.92
 Income from investment operations:
 Net investment income (loss)                        $         (0.02)      (0.04)      (0.03)      (0.03)
 Net realized and unrealized gain
 (loss) on investments                               $         (0.66)      (0.43)       0.51        0.11
 Total from investment operations                    $         (0.68)      (0.47)       0.48        0.08
 Less distributions from:
 Net investment income                               $         (0.01)      (0.04)         --          --
 In excess of net investment income                  $            --          --       (0.02)         --
 Total distributions                                 $         (0.01)      (0.04)      (0.02)         --
 Net asset value, end of period                      $          3.26        3.95        4.46        4.00
 Total Return(2):                                    %        (17.32)     (10.76)      12.02        2.04
Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $        34,921      42,035      73,945      65,517
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                                 %          1.90        1.96        1.73        1.82
 Gross expenses prior to expense reimbursement(3)    %            --          --          --          --
 Net investment income (loss)
 after expense reimbursement(3)(5)                   %         (0.54)      (0.78)      (0.72)      (0.83)
 Portfolio turnover                                  %            29          19          44          44

----------
(1)  The Fund changed its fiscal year-end from June 30 to December 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, LLC became the Investment Manager of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim Silver Fund        75

Where To Go For More Information

You'll find more information about the Pilgrim Funds in our:

Annual/Semi-Annual Reports

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent accountants' reports (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Mayflower Trust                                     811-7978
     Pilgrim International Value
     Pilgrim Emerging Markets Value
Pilgrim Mutual Funds                                        811-7428
     Pilgrim Worldwide Growth
     Pilgrim International Core Growth
     Pilgrim International SmallCap Growth
     Pilgrim Emerging Countries
Pilgrim Worldwide Emerging Markets Fund, Inc.               811-1838
Pilgrim Russia Fund, Inc.                                   811-7587
Pilgrim Global Technology Fund, Inc.                        811-9649
Pilgrim Advisory Funds, Inc.                                811-9040
     Pilgrim Asia-Pacific Equity
Pilgrim Funds Trust                                         811-8895
     Pilgrim Global Communications
     Pilgrim Global Information Technology
     Pilgrim European Equity
Pilgrim International Fund, Inc.                            811-8172
Pilgrim Precious Metals Fund, Inc.                          811-2881
Pilgrim Silver Fund, Inc.                                   811-4111
Pilgrim SmallCap Asia Growth Fund, Inc.                     811-7287


INTLPROS030101-030101

                  THE DATE OF THIS PROSPECTUS HAS BEEN CHANGED
                       FROM MAY 1, 2001 TO JUNE 15, 2001.

[LOGO]                                                      Prospectus

                                  May 1, 2001

                                  Class I


                                                 INSTITUTIONAL CLASS SHARES

                                                 Pilgrim Research Enhanced Index
                                                 Pilgrim Growth Opportunities
                                                 Pilgrim MidCap Opportunities
                                                 Pilgrim SmallCap Opportunities
                                                 ING Pilgrim Money Market


This prospectus contains important information about investing in the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] OBJECTIVE

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy, and risks.

[GRAPHIC] INVESTMENT STRATEGY

You'll also find:

[GRAPHIC] RISKS

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC] HOW THE FUND HAS PERFORMED

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

Funds At A Glance                                                              2
Pilgrim Research Enhanced Index                                                4
Pilgrim Growth Opportunities                                                   6
Pilgrim MidCap Opportunities                                                   8
Pilgrim SmallCap Opportunities                                                10
ING Pilgrim Money Market                                                      12

What You Pay to Invest                                                        14
Shareholder Guide                                                             15
Management of the Funds                                                       19
Dividends, Distributions and Taxes                                            21
More Information About Risks                                                  22
Financial Highlights                                                          25
Where To Go For More Information                                      Back cover

------
Funds
At A
Glance
------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

               FUND                                         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------
U.S. Equity    Research Enhanced Index Fund                 Capital appreciation
Funds          Adviser: ING Pilgrim Investments, LLC
               Sub-Adviser: J.P. Morgan
               Investment Management Inc.

               Growth Opportunities Fund                    Long-term growth of capital
               Adviser: ING Pilgrim Investments, LLC

               MidCap Opportunities Fund                    Long-term capital appreciation
               Adviser: ING Pilgrim Investments, LLC

               SmallCap Opportunities Fund                  Capital appreciation
               Adviser: ING Pilgrim Investments, LLC

Income         ING Pilgrim Money Market Fund                A high level of current income as is
Fund           Adviser: ING Pilgrim Investments, LLC        consistent with the preservation of capital
               Sub-Adviser: ING Investment Management LLC   and liquidity and the maintenance of a stable
                                                            $1.00 net asset value per share.

MAIN INVESTMENTS                   MAIN RISKS
---------------------------------------------------------------------------------------------------------
Equity securities of large U.S.              Price volatility and other risks that accompany an investment
companies that make up the S&P 500           in equity securities.
Index

Equity securities of large, medium,          Price volatility and other risks that accompany an investment
and small U.S. companies believed to         in growth-oriented equity securities.
have growth potential

Equity securities of medium-sized U.S.       Price volatility and other risks that accompany an investment
companies believed to have growth            in equity securities of growth-oriented and medium-sized
potential                                    companies. Particularly sensitive to price swings during
                                             periods of economic uncertainty.

Equity securities of small-sized U.S.        Price volatility and other risks that accompany an investment
companies believed to have growth            in equity securities of growth-oriented and small-sized
potential                                    companies. Particularly sensitive to price swings during
                                             periods of economic uncertainty.

A diversified portfolio of high              The Fund's yield will vary. There can be no assurance that the
quality, U.S. dollar-denominated             Fund will be able to maintain a stable net asset value of $1.00
short-term debt securities which are         per share.
determined by the Sub-Adviser to
present minimal credit risks.

                                               Adviser
                                               ING Pilgrim Investments, LLC
                                               Sub-Adviser
PILGRIM RESEARCH ENHANCED INDEX FUND           J.P. Morgan Investment Management
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in large companies that make up the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Fund. Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Fund's assets are invested so that the Fund's industry sector allocations and market cap weightings closely parallel those of the S&P 500 Index.

By owning a large number of stocks within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks included in the S&P 500 Index. It may also invest in other common stocks not included in the S&P 500 Index. The Fund may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to options on the S&P 500 Index).

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

4    Pilgrim Research Enhanced Index Fund

                                            PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 18.99   -11.83

Best and worst quarterly performance during this period:
4th quarter 1999 : up 12.47%
4th quarter 2000: down 8.40%

The Fund's year-to-date total return as of March 31, 2001 was down 11.97%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns

                                               S&P
                                               500
                                Class I      Index(2)
                                -------      --------
One year, ended
December 31, 2000      %        -11.83        -9.11

Since inception(3)     %          2.42         4.89

----------
(1)  These figures are as of December 31 of each year.
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.
(3)  The class commenced operations on December 30, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Pilgrim Research Enhanced Index Fund    5

                                                    Adviser
PILGRIM GROWTH OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term growth of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio manager believes have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

6    Pilgrim Growth Opportunities Fund

                                               PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         24.06   93.86  -18.74

Best and worst quarterly performance during this period:
4th quarter 1999: up 39.11%
4th quarter 2000: down 24.29%

The Fund's year-to-date total return as of March 31, 2001 was down 31.25%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Average Annual Total Returns

                                               S&P
                                               500
                                Class I      Index(2)
                              -----------   ---------
One year, ended
December 31, 2000      %        -18.74        -9.11

Since Inception(3)     %         26.62        17.67

----------
(1)  These figures are as of December 31 of each year.
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.
(3)  The class commenced operations on March 31, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim Growth Opportunities Fund    7

                                                    Adviser
PILGRIM MIDCAP OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its total assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). As of March 31, 2001, the market capitalization of companies in the S&P MidCap 400 Index ranged from $220 million to $8.6 billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

8    Pilgrim MidCap Opportunities Fund

                                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 103.19   0.08

Best and worst quarterly performance during this period:
4th quarter 1999: up 45.04%
4th quarter 2000: down 19.25%

The Fund's year-to-date total return as of March 31, 2001 was down 29.96%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.

Average Annual Total Returns

                                              S&P
                                           MidCap 400
                               Class I      Index(2)
                               -------      --------
One year, ended
December 31, 2000      %         0.08         17.51

Since Inception(3)     %        50.66         31.35

----------
(1)  These figures are as of December 31 of each year.
(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(3)  The class commenced operations on August 20, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim MidCap Opportunities Fund    9

                                                    Adviser
PILGRIM SMALLCAP OPPORTUNITIES FUND                 ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 Index changes. The market capitalization of companies held by the Fund as of March 31, 2001 ranged from $82 million to $8.9 billion.

The portfolio manager uses a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

The Fund was closed to new investors effective February 29, 2000. Investors who were shareholders of the Fund on that day may continue to buy shares into accounts existing on that day. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

10   Pilgrim SmallCap Opportunities Fund

                                             PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         -5.21

Best and worst quarterly performance during this period:

1st quarter 2000: up 15.82%

4th quarter 2000: down 17.45%

The Fund's year-to-date total return as of March 31, 2001 was down 29.47%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Returns

                                            Russell
                                              2000
                               Class I      Index(2)
                               -------      --------
One year, ended
December 31, 2000      %        -5.21         -3.02

Since inception(3)     %        57.81         13.26

----------
(1)  These figures are as of December 31, 2000.
(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(3)  The class commenced operations on April 1, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim SmallCap Opportunities Fund   11

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
ING PILGRIM MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

INVESTMENT STRATEGY [GRAPHIC]

The Fund operates as a diversified fund and invests in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund invests in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium-term notes, and other promissory notes, including floating and variable rate obligations, and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements. The four steps are:

*    First, a formal list of high-quality issuers is actively maintained;

* Second, securities of issuers on the approved list which meet maturity guidelines and are rated "first tier" (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

* Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

* Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investment may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the oligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

Risks of Foreign Investments -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

12   ING Pilgrim Money Market Fund

                                                   ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                          6.34

Best and worst quarterly performance during this period:

3rd quarter 2000: 1.64%

1st quarter 2000: 1.42%

The Fund's year-to-date total return as of March 31, 2001 was up 1.38%.

The following performance table discloses the Fund's average annual return

Average Annual Total Returns

                                     Class I
                                     -------
One year ended
December 31, 2000             %       6.34

Since inception(2)            %       6.19

The Fund's seven-day yield as of December 31, 2000 for the Class I shares was 6.32%. The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yield as of December 31, 2000 for the Class I shares was 6.52%. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 1-800-992-0180.

----------
(1)  These figures are as of December 31, 2000.
(2)  The class commenced operations on October 13, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Pilgrim Money Market Fund   13

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees You Pay Directly

                                                    Class I
                                                    -------
Maximum sales charge on your investment
 (as a % of offering price)                           none
Maximum deferred sales charge
 (as a % of purchase or sales price,
 whichever is less)                                   none

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class I

                                          Distribution                 Total
                                           and service                 Fund           Waivers
                            Management       (12b-1)      Other      operating          and              Net
Fund                            fee           fees       expenses     expenses    Reimbursements(2)    Expense
----                            ---           ----       --------     --------    -----------------    -------
Research Enhanced Index        0.70%           --          0.37         1.07              --             1.07
Growth Opportunities           0.95            --          0.21         1.16              --             1.16
MidCap Opportunities           1.00            --          0.36         1.36              --             1.36
SmallCap Opportunities         1.00            --          0.15         1.15              --             1.15
Money Market                   0.25            --          0.16         0.41           -0.13             0.28

----------
(1) These tables show the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year.

(2) ING Pilgrim Investments, LLC ("ING Pilgrim") has entered into a written expense limitation agreement with ING Pilgrim Money Market Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraodinary expenses, subject to possible reimbursement to ING Pilgrim within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year is shown under the heading "Waivers and Reimbursements". The expense limit will continue through at least February 28, 2002.

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class I

Fund                              1 year      3 years      5 years      10 years
----                              ------      -------      -------      --------
Research Enhanced Index             109         340          590          1,306
Growth Opportunities                118         368          638          1,409
MidCap Opportunities                138         431          745          1,635
SmallCap Opportunities              117         365          633          1,398
Money Market                         29         119          217            505

14   What You Pay to Invest

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

* The minimum initial investment for Class I Shares is $1,000,000. Class I Shares are only available to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) retirement plans affiliated with ING Group; and (iii) ING Group and its affiliates for purposes of corporate cash management.

* The minimum amount of each Class I investment after your first one is $100,000.

* We record most shares on our books electronically. We will issue a certificate if you ask us in writing, however most of our shareholders prefer not to have their shares in certificate form because certified shares can't be sold or exchanged by telephone.

*    We have the right to refuse a request to buy shares.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

                                 Initial                     Additional
    Method                     Investment                    Investment
    ------                     ----------                    ----------

By Contacting            An investment                  Visit or consult an
Your                     professional with an           investment
Investment               authorized firm                professional.
Professional             can help you establish
                         and maintain your
                         account.

By Mail                  Visit or consult an            Fill out the Account
                         investment professional.       Additions form
                         Make your check payable        included on the bottom
                         to the Pilgrim Funds and       of your account
                         mail it, along with a          statement along with
                         completed Application.         your check payable to
                         Please indicate your           the Fund and mail
                         investment professional        them to the address on
                         on the New Account             the account statement.
                         Application                    Remember to write
                                                        your account number
                                                        on the check.

By Wire                  Call the ING Pilgrim           Wire the funds in the
                         Operations Department          same manner described
                         at (800) 336-3436 to           under "Initial
                         obtain an account              Investment."
                         number and indicate
                         your investment
                         professional on the
                         account.

                         Instruct your bank to
                         wire funds to the Fund
                         in the care of:

                         State Street Bank and
                         Trust Company
                         ABA #101003621
                         Kansas City, MO
                         credit to:______________
                         (the Fund)
                         A/C #751-8315; for
                         further credit
                         to:_________________
                         Shareholder
                         A/C #________________
                         (A/C # you received
                         over the telephone)
                         Shareholder Name:
                         _____________________
                         (Your Name Here)

                         After wiring funds you
                         must complete the
                         Account Application
                         and send it to:

                         Pilgrim Funds
                         P.O. Box 219368
                         Kansas City, MO
                         64121-6368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   15

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right:

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.

*    Minimum withdrawal amount is $1,000.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

        Method                                 Procedures
        ------                                 ----------
By Contacting Your           You may redeem by contacting your investment
Investment Professional      professional. Investment professionals may charge
                             for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                             Pilgrim Funds
                             P.O. Box 219368
                             Kansas City, MO 64121-6368

                             If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --              You may redeem shares by telephone on all accounts
Expedited Redemption         other than retirement accounts, unless you check
                             the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                             To redeem by telephone, call the Shareholder
                             Servicing Agent at (800) 992-0180.

                             Receiving Proceeds By Check:

                             You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                             Receiving Proceeds By Wire:

                             You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

16   Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class I of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be acheived. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's net asset value can be maintained at $1.00 per share.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   17

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

Privacy Policy

You may review the Fund's policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

18   Shareholder Guide

                                                                    MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim has overall responsibility for management of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of March 31, 2001, ING Pilgrim managed over $17.8 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

Fund                          Advisory Fee
----                          ------------
Research Enhanced Index           0.70%
Growth Opportunities              0.95
MidCap Opportunities              1.00
SmallCap Opportunities            1.00
Money Market                      0.25

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

Growth Opportunities Fund and MidCap Opportunities Fund.

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund and MidCap Opportunities Fund.

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since November 1998. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since November 1998. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

SmallCap Opportunities Fund

Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Management of the Funds   19

MANAGEMENT
OF THE FUNDS                                                        SUB-ADVISERS
--------------------------------------------------------------------------------

For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. Each Sub-Adviser is among the most respected institutional investment advisers in the world, and has been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

Research Enhanced Index Fund

J.P. Morgan Investment Management Inc.

A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the Pilgrim Research Enhanced Index Fund. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $350 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the Pilgrim Research Enhanced Index Fund.

Ms. Buziak has co-managed the Pilgrim Research Enhanced Index Fund since April 1999. At J.P. Morgan, she serves as a Portfolio Manager and Member of the Structured Equity Group.

Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

Mr. Devlin has co-managed the Pilgrim Research Enhanced Index Fund since the Fund was formed in December 1998. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors.

Mr. Kroll has co-managed the Pilgrim Research Enhanced Index Fund since March 2000. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Kroll has over 20 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co.

ING Pilgrim Money Market Fund

ING Investment Management LLC

ING Investment Management LLC ("IIM") serves as Sub-Adviser to the ING Pilgrim Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of September 30, 2000, were valued at $29.67 billion. IIM also advises other registered investment companies.

Ms. Jennifer J. Thompson, CFA leads a team of three investment professionals in managing the ING Pilgrim Money Market Fund. Ms. Thompson has been employed by IIM as an investment professional since 1998 and has seven years of investment experience.

20   Management of the Funds

                                                                   DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                    AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds (other than Money Market Fund) distribute most or all of their net earnings and net capital gains to shareholders annually in the form of dividends. The Money Market Fund declares dividends daily and pays dividends monthly. The Fund distributes net capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I Shares of a Fund invested in another Pilgrim Fund which offers the Class.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Dividends, Distributions and Taxes   21

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser or sub-adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Inability to Sell Securities (All Funds except Research Enhanced Index and Money Market Fund). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. Government Securities (Money Market Fund). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (MidCap Opportunities and SmallCap Opportunities Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Money Market Fund). The Fund, except as limited in the Statement of Additional Information, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Restricted and Illiquid Securities (All Funds). Each Fund may invest in restricted and illiquid securities, except as limited in the Statement of Additional Information. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities (Money Market Fund). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Asset-Backed Securities (Money Market Fund). Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities often do not contain the benefit of a complete security interest in the related collateral. The risks associated with asset-backed securities may be reduced by the addition of credit enhancements such as a bank letter of credit or a third-party guarantee.

22   More Information About Risks

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

Derivatives (Research Enhanced Index Fund). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Temporary Defensive Strategies (All Funds except Money Market Fund). When the adviser or sub-adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Portfolio Turnover (All Funds except Research Enhanced Index Fund). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

Investments in Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Lending Portfolio Securities. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   23

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

24   More Information About Risks

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditor, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Financial Highlights   25

                                                                       Financial
PILGRIM RESEARCH ENHANCED INDEX FUND                                  Highlights
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                          Class I
                                                                    Year ended October 31,
                                                                   -----------------------
                                                                     2000          1999(1)
                                                                   -------         -------
Operating performance:
 Net asset value at the beginning of the period           $          11.17           10.00
 Net investment income                                    $           0.04            0.06
 Net realized and unrealized gain on investments          $           0.19            1.11
 Total from investment operations                         $           0.23            1.17
 Distributions from net realized gain                     $          (0.15)             --
 Net asset value at the end of the period                 $          11.25           11.17
 Total investment return(2)                               %           2.00           11.70

Ratios and supplemental data:
 Net assets at the end of the period ($000s)              $         28,473          27,927
 Ratio of net expenses to average net assets after
 expense reimbursement                                    %           1.07            0.98 (3)
 Ratio of expenses to average net assets prior to
 expense reimbursement                                    %           1.07            1.23 (3)
 Ratio of net investment income to average net assets     %           0.34            0.62 (3)
 Portfolio turnover rate                                  %             57              26

----------
(1)  Class I commenced operations on December 30, 1998.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

26   Pilgrim Research Enhanced Index Fund

Financial
Highlights                                     PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                                     Class I
                                                                              Year ended December 31,
                                                                    ------------------------------------------
                                                                    2000        1999        1998       1997(1)
                                                                    ----        ----        ----       -------
Operating performance:
 Net asset value at the beginning of the period         $           33.76       26.28       21.36       17.90
 Net investment income (loss)                           $           (0.15)      (0.17)      (0.05)       0.01
 Net realized and unrealized gain on investments        $           (6.07)      20.49        5.18        4.30
 Total from investment operations                       $           (6.22)      20.32        5.13        4.31
 Dividends from net realized gain                       $           (1.49)     (12.84)      (0.21)      (0.85)
 Total distributions                                    $           (1.49)     (12.84)      (0.21)      (0.85)
 Net asset value at the end of the period               $           26.05       33.76       26.28       21.36
 Total investment return(2)                             %          (18.74)      93.86       24.06       24.29

Ratios and supplemental data:
 Net assets at the end of the period ($000s)            $         108,005     132,953      83,233     113,529
 Ratio of expenses to average net assets after
 reinbursement                                          %            1.16        1.00        1.00        1.02 (3)
 Ratio of expenses to average net assets prior to
 expense reimbursement                                  %            1.16        1.00        1.00        1.02 (3)
 Ratio of net investment income (loss) to average net
 assets                                                 %           (0.56)      (0.61)      (0.13)       0.08 (3)
 Portfolio turnover rate                                %             326         286          98          32

----------
(1)  Class I commenced operations on March 31, 1997.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim Growth Opportunities Fund   27

                                                                       Financial
PILGRIM MIDCAP OPPORTUNITIES FUND                                     Highlights
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                               Class I
                                                                         Year ended December 31,
                                                                    ----------------------------------
                                                                    2000          1999         1998(1)
                                                                    ----          ----         -------
Per Share Operating Performance
 Net asset value, beginning of period                     $         21.34         12.99         10.00
 Net investment loss                                      $         (0.13)        (0.15)        (0.02)
 Net realized and unrealized gain on investments          $          0.23         12.09          3.01
 Total from investment operations                         $          0.10         11.94          2.99
 Distributions from net realized gain                     $         (2.18)        (3.59)           --
 Total distributions                                      $         (2.18)        (3.59)           --
 Net asset value, end of period                           $         19.26         21.34         12.99
 Total return(2):                                         %          0.08        103.19         29.90

Ratios and supplemental data:
 Net assets, end of period (000s)                         $        68,006        67,954        33,441
 Ratio of expenses to average net assets after
 reimbursement(3)                                         %          1.36          1.41          1.50
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                 %          1.36          1.41          2.01
 Ratio of net investment loss to average net assets(3)    %         (0.66)        (1.04)        (0.70)
 Portfolio turnover                                       %           188           201            61

----------
(1)  Fund commenced operations on August 20, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than one year.

28   Pilgrim MidCap Opportunities Fund

Financial
Highlights                                   PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                        Class I
                                                                 Year ended December 31,
                                                               --------------------------
                                                               2000              1999(1)
                                                               ----              -------
Operating performance:
 Net asset value at the beginning of the period      $         59.54              31.78
 Net investment loss                                 $         (1.00)             (0.08)
 Net realized and unrealized gain on investments     $         (2.17)             35.40
 Total from investment operations                    $         (3.17)             35.32
 Distributions from net realized gain                $         (8.90)             (7.56)
 Total Distributions                                 $         (8.90)             (7.56)
 Net asset value at the end of the period            $         47.47              59.54
 Total investment return(2)                          %         (5.21)            126.05

Ratios and supplemental data:
 Net assets at the end of the period ($000s)         $            --                 --
 Ratio of expenses to average net assets after
 reimbursement                                       %          1.15               0.47 (3)
 Ratio of expenses to average net assets prior to
 expense reimbursement                               %          1.15               0.47 (3)
 Ratio of net investment loss to average
 net assets                                          %         (0.75)             (0.35)(3)
 Portfolio turnover rate                             %           134                223

----------
(1)  Class I commenced operations on April 1, 1999.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim SmallCap Opportunities Fund   29

                                                                       Financial
ING PILGRIM MONEY MARKET FUND                                         Highlights
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                                        Class I
                                                                 Year ended October 31,
                                                                ------------------------
                                                                2000             1999(1)
                                                                ----             -------
Operating performance:
 Net asset value per share, beginning of period     $            1.00             1.00
 From investment operations:
 Net investment income(2)                           $            0.06             0.00*
 Distributions paid from investment income          $           (0.06)           (0.00)*
 Net asset value per share, end of period           $            1.00             1.00

Ratios and supplemental data:
 Net assets, end of period (in thousands)           $          12,061            1,906
 Total investment return(3)                         %            6.19             0.28 (4)
 Ratio to average net assets:
 Net expenses                                       %            0.28             0.31 (5)
 Gross expenses                                     %            0.41             0.59 (5)
 Net investment income                              %            5.96             5.29 (5)

----------
(1)  Class I commenced offering on October 13, 1999.
(2) Per share amount is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividends and capital gain distributions, if any. Total returns would be lower if the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized.
 *   Amount represents less than $0.01.

30   ING Pilgrim Money Market Fund

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street NW
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Growth Opportunities Fund            811-4431
Pilgrim Equity Trust                         811-8817
  Pilgrim MidCap Opportunities Fund
Pilgrim Mayflower Trust                      811-7978
  Pilgrim Research Enhanced Index Fund
Pilgrim SmallCap Opportunities Fund          811-4434
Pilgrim Funds Trust                          811-8895
  ING Pilgrim Money Market Fund

IPROS050101-050101

                         GRAPHICS DESCRIPTION APPENDIX


The cover of the prospectuses has an image of the earth set behind the type similar to a watermark that crosses over on both the front and back cover pages. The ING Pilgrim Logo which is a lion at rest between the words ING and Pilgrim appears at the top of the outside front cover.

There are four icon sized graphics used throughout the prospectus as follows:

1. In the sections describing the objective of the Funds, the graphic icon is that of a dart in the bullseye of a target.

2. In the sections describing the investment strategy of the Funds, the graphic icon is that of a compass pointing due north.

3. In the sections describing the risks of the Funds, the graphic icon is that of an old fashioned scale tilting heavy on the left side.

4. In the sections describing the performance history of the Funds, the graphic icon is that of a stack of US currency bills.

5. On the bottom footer of every odd numbered page (right hand page), the graphic icon is that of a telephone by the 800 number of the fund to call for information.

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                                   May 1, 2001

                         PILGRIM INVESTMENT FUNDS, INC.
                             Pilgrim High Yield Fund

                         PILGRIM GNMA INCOME FUND, INC.
                            Pilgrim GNMA Income Fund

                              PILGRIM MUTUAL FUNDS
                           Pilgrim High Yield Fund II
                          Pilgrim Strategic Income Fund
                            Pilgrim Money Market Fund

                          LEXINGTON MONEY MARKET TRUST
                          Lexington Money Market Trust

                               PILGRIM FUNDS TRUST
                      Pilgrim National Tax-Exempt Bond Fund
                         Pilgrim Intermediate Bond Fund
                          Pilgrim High Yield Bond Fund
                          ING Pilgrim Money Market Fund

     This Statement of Additional Information ("SAI") relates to each series (each a "Fund" and collectively the "Pilgrim Funds") of each Registrant (each a "Company") listed above. A Prospectus or Prospectuses (the "Prospectus") for the Pilgrim Funds, dated May 1, 2001, which provide the basic information you should know before investing in the Pilgrim Funds, may be obtained without charge from the Pilgrim Funds or the Pilgrim Funds' Principal Underwriter, ING Pilgrim Securities, Inc. ("ING Pilgrim Securities" or the "Distributor"), at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectus, dated May 1, 2001, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Pilgrim Funds' Annual Reports dated December 31, 2000 (Pilgrim GNMA Income Fund, Inc. and Lexington Money Market Trust), Annual Reports dated October 31, 2000 (Pilgrim Funds Trust), and the Annual Reports dated June 30, 2000 and Semi-Annual Reports dated December 31, 2000 (Pilgrim Investment Funds, Inc. and Pilgrim Mutual Funds) are incorporated herein by reference. Copies of the Pilgrim Funds' Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the Pilgrim Funds at the address and phone number written above.

                                TABLE OF CONTENTS

HISTORY OF THE REGISTRANTS................................................   3

MANAGEMENT OF THE PILGRIM FUNDS...........................................   5

INVESTMENT ADVISER FEES...................................................  14

EXPENSE LIMITATION AGREEMENTS.............................................  18

RULE 12b-1 PLANS..........................................................  21

CODE OF ETHICS............................................................  24

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS...................................  24

INVESTMENT RESTRICTIONS...................................................  65

PORTFOLIO TRANSACTIONS....................................................  72

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................  75

DETERMINATION OF SHARE PRICE..............................................  81

SHAREHOLDER INFORMATION...................................................  85

SHAREHOLDER SERVICES AND PRIVILEGES.......................................  85

DISTRIBUTIONS.............................................................  87

TAX CONSIDERATIONS........................................................  88

CALCULATION OF PERFORMANCE DATA...........................................  94

GENERAL INFORMATION.......................................................  98

FINANCIAL STATEMENTS...................................................... 100

                           HISTORY OF THE REGISTRANTS

PILGRIM INVESTMENT FUNDS, INC.

     Pilgrim Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end, diversified management investment company. Investment Funds was organized in July 1969. The Company currently consists of two separate diversified investment funds: Pilgrim MagnaCap Fund ("MagnaCap Fund") and Pilgrim High Yield Fund ("High Yield Fund").

     On August 18, 1989, shareholders of the High Yield Fund approved a proposal to reorganize the High Yield Fund from a New York common law trust to a series of Pilgrim High Yield Trust, a Massachusetts business trust. Effective January 18, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series ("PSIS"), and the High Yield Fund became a series of PSIS. Subsequently, on April 4, 1995, shareholders approved a proposal to reorganize High Yield Fund from a series of PSIS to a series of Investment Funds, in connection with the sale by the former Pilgrim Management Corporation of its name and its books and records related to the Fund to a subsidiary of Pilgrim America Capital Corporation (formerly Express America Holdings Corporation). This reorganization, while having no ramifications with respect to the investment objectives, policies, or restrictions of the High Yield Fund, did result in a change of adviser and distributor.

     On July 14, 1995, the name of Investments Funds' was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund," and High Yield Fund's name was changed from "Pilgrim High Yield Fund" to "Pilgrim America High Yield Fund." On November 16, 1998, the name of the Company became "Pilgrim Investment Funds, Inc.," the name of MagnaCap Fund became "Pilgrim MagnaCap Fund," and the name of High Yield Fund became "Pilgrim High Yield Fund."

PILGRIM GNMA INCOME FUND, INC.

     Pilgrim GNMA Income Fund, Inc. ("GNMA Income Fund") is a Maryland corporation registered as an open-end, diversified management investment company. GNMA Income Fund was organized on August 15, 1973 under the name of Lexington GNMA Income Fund, Inc. The name of the Fund was changed on July 26, 2000 from Lexington GNMA Income Fund, Inc. to Pilgrim GNMA Income Fund, Inc.

PILGRIM MUTUAL FUNDS

     Pilgrim Mutual Funds is a Delaware business trust registered as an open-end, diversified management investment company. Pilgrim Mutual Funds was organized in 1992. Prior to a reorganization of Pilgrim Mutual Funds, which became effective on July 24, 1998 (the "Reorganization"), Pilgrim Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust. The Reorganization eliminated this two-tiered "master-feeder" structure. The Company currently consists of three separate diversified investment funds: Pilgrim High Yield Fund II ("High Yield Fund II"), Pilgrim Strategic Income Fund ("Strategic Income Fund") and Pilgrim Money Market Fund ("Pilgrim Money Market Fund").

         On  March  15,  1999,   the  name  of  the  Company  was  changed  from
"Nicholas-Applegate Mutual Funds," and the name of each series (except Pilgrim Money Market Fund, which is a new fund) was changed as follows:

OLD NAME                                                                   NEW NAME
--------                                                                   --------
Nicholas-Applegate International Core Growth Fund                          Pilgrim International Core Growth Fund
Nicholas-Applegate Worldwide Growth Fund                                   Pilgrim Worldwide Growth Fund
Nicholas-Applegate International Small Cap Growth Fund                     Pilgrim International SmallCap Growth Fund
Nicholas-Applegate Emerging Countries Fund                                 Pilgrim Emerging Countries Fund
Nicholas-Applegate Large Cap Growth Fund                                   Pilgrim Large Cap Growth Fund
Nicholas-Applegate Mid Cap Growth Fund                                     Pilgrim MidCap Growth Fund
Nicholas-Applegate Small Cap Growth Fund                                   Pilgrim SmallCap Growth Fund
Nicholas-Applegate Convertible Fund                                        Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund                                    Pilgrim Balanced Fund
Nicholas-Applegate High Yield Bond Fund                                    Pilgrim High Yield Fund II
Nicholas-Applegate High Quality Bond Fund                                  Pilgrim High Quality Bond Fund

     On May 24, 1999, the names of the following Funds were changed as follows:

OLD NAME                                                                   NEW NAME
--------                                                                   --------
Pilgrim International Small Cap Growth Fund                                Pilgrim International SmallCap Growth Fund
Pilgrim Large Cap Growth Fund                                              Pilgrim LargeCap Growth Fund
Pilgrim Mid Cap Growth Fund                                                Pilgrim MidCap Growth Fund
Pilgrim Small Cap Growth Fund                                              Pilgrim SmallCap Growth Fund
Pilgrim High Quality Bond Fund                                             Pilgrim Strategic Income Fund

LEXINGTON MONEY MARKET TRUST

     Lexington Money Market Trust is a Massachusetts business trust registered as an open-end, diversified management investment company. Lexington Money Market Trust organized on June 30, 1977 under the name of Banner Redi-Resources Trust. The name of the Fund was changed on March 2, 1979 from Banner Redi-Resources Trust to "Lexington Money Market Trust."

PILGRIM FUNDS TRUST

     Pilgrim Funds Trust is a Delaware business trust registered as an open-end, diversified management investment company. Pilgrim Funds Trust was established under a Trust Instrument dated July 30, 1998 and currently consists of twelve separately managed portfolios, all but six of which are discussed in this SAI. Each portfolio other than ING Pilgrim Money Market Fund (formerly, ING Money Market Fund) is comprised of three different classes of shares -- Class A
Shares, Class B Shares and Class C Shares. ING Pilgrim Money Market Fund is comprised of four different classes of shares -- Class A Shares, Class B Shares, Class C Shares and Class I Shares. Currently, Class I Shares are only offered by ING Pilgrim Money Market Fund. Class X Shares are no longer offered.

     On February 28, 2001, the name of the Trust was changed to Pilgrim Funds Trust. The names of each of the following Funds were changed as follows:

OLD NAME                                                                   NEW NAME
--------                                                                   --------
ING Tax Efficient Equity Fund                                              Pilgrim Tax Efficient Equity Fund
ING Global Information Technology Fund                                     Pilgrim Global Information Technology Fund
ING Global Communications Fund                                             Pilgrim Global Communications Fund
ING Global Real Estate Fund                                                Pilgrim Global Real Estate Fund
ING Internet Fund                                                          Pilgrim Internet Fund
ING Internet Fund II                                                       Pilgrim Internet Fund II
ING Intermediate Bond Fund                                                 Pilgrim Intermediate Bond Fund
ING High Yield Bond Fund                                                   Pilgrim High Yield Bond Fund
ING National Tax-Exempt Bond Fund                                          Pilgrim National Tax-Exempt Bond Fund
ING European Equity Fund                                                   Pilgrim European Equity Fund
ING National Tax-Exempt Pilgrim Money Market Fund                          Pilgrim National Tax-Exempt Pilgrim Money Market Fund
ING Money Market Fund                                                      ING Pilgrim Money Market Fund

                         MANAGEMENT OF THE PILGRIM FUNDS

BOARD OF DIRECTORS

     Each Company is managed by its Board of Directors/Trustees ("Board of Directors" and "Board of Trustees" are used interchangeably in this SAI). The Directors/Trustees ("Directors" and "Trustees" are used interchangeably) and officers of the Companies are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Companies, or the Companies' Investment Adviser, ING Pilgrim Investments, LLC ("ING Pilgrim Investments" or "Investment Adviser"). Unless otherwise noted, the mailing address of the Directors and officers is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Directors governs each Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the activities of each Fund, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

     Set forth below is information regarding the Directors of the Pilgrim Funds. (Ms. Baldwin is not a Director of the Pilgrim Funds, but rather serves as a member of its Advisory Board.)

Mary A. Baldwin, Ph.D. (Age 61) Advisory Board Member. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic
Committee (November 1992 - November 1996). Ms. Baldwin is a member of the Advisory Board of each of the Pilgrim Funds managed by the Investment Adviser.

Paul S. Doherty. (Age 67) Director. President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Alan L. Gosule. (Age 60) Director. Partner, Clifford Chance Rogers & Wells, LLP (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc, Simpson Housing Limited Partnership, Home Properties of New York, Inc., and Colonnade Partners. Mr. Gosule is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Walter H. May. (Age 64) Director. Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray, Inc. Mr. May is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

*Thomas J. McInerney. (Age 44) Director. General Manager and Chief Executive Officer of ING U.S. Worksite Financial Services (since December 2000). Mr. McInerney was formerly President of Aetna Financial Services (August 1997 - December 2000), head of National Accounts and Core Sales and Marketing for Aetna U.S. Healthcare (April 1996 - March 1997), head of Corporate Strategies for Aetna Inc. (July 1995 - April 1996), and held a variety of line and corporate staff positions since 1978. Mr. McInerney is a member of the Board National Commission on Retirement Policy, the Governor's Council on Economics Competitiveness and Technology of Connecticut, the Board of Directors of the Connecticut Business & Industry Association, the Board of Trustees of The Bushnell, the Board for The Connecticut Forum, the Board of the MetroHartford Chamber of Commerce, and is Chairman of Concerned Citizens for Effective Government. Mr. McInerney is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Jock Patton. (Age 55) Director. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January
1999). Mr. Patton is also a Director of Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998), and President and co-owner of
StockVal, Inc. (April 1993 - June 1997). Mr. Patton is also a Director of the Pilgrim Funds managed by the Investment Adviser.

David W.C. Putnam. (Age 61) Director. President and Director of F.L. Putnam Securities Company, Inc. and affiliates. Mr. Putnam is a Director of Anchor Investment Trusts, the Principled Equity Market Trust, and Progressive Capital Accumulation Trust. Mr. Putnam was formerly a Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Blaine E. Rieke. (Age 67) Director. General Partner of Huntington Partners (1997
- present). Mr. Rieke was formerly Chairman and Chief Executive Officer of Firstar Trust Company (1973 - 1996). Mr. Rieke is currently the Chairman of the Board and a Trustee of each of the Pilgrim Funds. Mr. Rieke is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

*John G. Turner. (Age 61) Chairman. Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (since 1993); Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life Insurance Company of New York (since 1995); Chairman of Northern Life Insurance Company (since 1992); Chairman and Director of the Northstar affiliated investment companies (since October 1993). Mr. Turner was formerly a Director of Northstar Investment Management Corporation and affiliates (1993-1999);
President of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1989-1991) and President and Chief Operating Officer of ReliaStar Life Insurance Company (1986 - 1991). Mr. Turner is also Chairman of each of the Pilgrim Funds managed by the Investment Adviser.

Richard  A.  Wedemeyer.  (Age  64)  Director.  Vice  President  of  The  Channel
Corporation (1996 - present). Mr. Wedemeyer was formerly Vice President of Performance Advantage, Inc. (1992 - 1996), and Vice President, Operations and Administration, of Jim Henson Productions (1979 - 1997). Mr. Wedemeyer is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

     Each Fund pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead Directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Pilgrim Funds' average net assets as a percentage of the average net assets of all the Pilgrim Funds managed by the Investment Adviser for which the Directors serve in common as Directors (and, in the case of Mary A. Baldwin, Pilgrim Funds for which she serves as a member of the Advisory Board). Messrs. Chadha and McCosh, as Advisory Board Members to the Lexington International Funds receive $15,000 annually, plus reasonable travel expenses.

COMPENSATION OF DIRECTORS

     The following table set forth information regarding compensation of Directors by each Company and other Funds managed by the Investment Adviser for the year ended December 31, 2000. Officers of the Companies and Directors who are interested persons of the Companies do not receive any compensation from the Pilgrim Funds or any other funds managed by the Investment Adviser. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Directors served during that fiscal year.

                               COMPENSATION TABLE

                                                                                              PENSION OR                   TOTAL
                       AGGREGATE                                  AGGREGATE      AGGREGATE    RETIREMENT               COMPENSATION
                      COMPENSATION   AGGREGATE     AGGREGATE     COMPENSATION   COMPENSATION   BENEFITS    ESTIMATED       FROM
                          FROM      COMPENSATION  COMPENSATION       FROM          FROM        ACCRUED      ANNUAL    REGISTRANT AND
                        PILGRIM      FROM GNMA       FROM         LEXINGTON      PILGRIM       AS PART     BENEFITS    FUND COMPLEX
    NAME OF              MUTUAL       INCOME      INVESTMENT     MONEY MARKET     FUNDS        OF FUND       UPON          PAID
PERSON, POSITION        FUNDS(1)      FUND(1)        FUNDS          TRUST        TRUST(3)      EXPENSES   RETIREMENT   TO DIRECTORS
----------------        --------      -------        -----          -----         --------    --------    ----------   ------------
Mary A. Baldwin (3)       $15,342        N/A        $2,453           N/A             N/A         N/A          N/A         $54,500
Advisory Board Member                                                                                                   (27 Boards)

Al Burton (4)(5)(8)       $17,031     $1,669        $2,723          $288             N/A         N/A          N/A         $60,500
Director                                                                                                                (27 Boards)

S.M.S. Chadha (7)(12)         N/A     $6,395           N/A        $1,105             N/A         N/A          N/A         $22,298
Advisory Board Member                                                                                                   (15 Boards)

Robert M. DeMichele           N/A         $0           N/A            $0             N/A         N/A          N/A         $     0
(6)(7)(13)                                                                                                              (15 Boards)

Paul S. Doherty (4)(5)    $15,201     $1,490        $2,431          $257             N/A         N/A          N/A         $54,000
Director                                                                                                                (27 Boards)

Beverly C. Duer(7)            N/A     $4,961           N/A          $857             N/A         N/A          N/A         $17,298
                                                                                                                        (15 Boards)

Barbara R. Evans(7)           N/A     $3,384           N/A          $584             N/A         N/A          N/A         $11,798
                                                                                                                        (15 Boards)

Robert B. Goode,Jr.       $18,890     $1,655        $2,701          $286             N/A         N/A          N/A         $60,000
(4)(5)(8) Director                                                                                                      (27 Boards)

Alan S. Gosule (4)(5)     $16,890        $31        $2,701          $286             N/A         N/A          N/A         $60,000
Director                                                                                                                (27 Boards)

Joseph N. Hankin (9)          N/A        N/A           N/A           N/A         $22,512         N/A          N/A         $22,512
                                                                                                                        (2 Boards)

Richard M. Hisey(7)(13)       N/A         $0           N/A            $0             N/A         N/A          N/A         $     0
                                                                                                                        (8 Boards)

Mark L. Lipson (4)(8)(13) $     0        N/A            $0           N/A             N/A         N/A          N/A         $     0
Director

Jerard F. Maher (7)           N/A     $5,535           N/A          $956             N/A         N/A          N/A         $19,298
                                                                                                                        (15 Boards)

Walter H. May (4)(5)      $16,608        $31        $2,656          $281             N/A         N/A          N/A         $59,000
                                                                                                                        (27 Boards)

Andrew M. McCosh (12)         N/A     $6,395           N/A        $1,105             N/A         N/A          N/A         $22,298
                                                                                                                        (15 Boards)

                                                                                              PENSION OR                   TOTAL
                        AGGREGATE                                 AGGREGATE      AGGREGATE    RETIREMENT               COMPENSATION
                       COMPENSATION   AGGREGATE     AGGREGATE    COMPENSATION   COMPENSATION   BENEFITS    ESTIMATED       FROM
                           FROM      COMPENSATION  COMPENSATION      FROM          FROM        ACCRUED      ANNUAL    REGISTRANT AND
                         PILGRIM      FROM GNMA       FROM        LEXINGTON      PILGRIM       AS PART     BENEFITS    FUND COMPLEX
    NAME OF               MUTUAL       INCOME      INVESTMENT    MONEY MARKET     FUNDS        OF FUND       UPON          PAID
PERSON, POSITION         FUNDS(1)      FUND(1)        FUNDS         TRUST        TRUST(3)      EXPENSES   RETIREMENT   TO DIRECTORS
----------------         --------      -------        -----         -----         --------    --------    ----------   ------------
Thomas J. McInerney           N/A         N/A           N/A        N/A             N/A         N/A          N/A             N/A
(11)(13)

Donald B. Miller (7)          N/A      $5,804           N/A      $1,002            N/A         N/A          N/A           $20,236
                                                                                                                        (15 Boards)

Francis Olmstead (6)          N/A      $4,818           N/A        $832            N/A         N/A          N/A           $16,800
                                                                                                                           (N/A)

Jock Patton (4)(5)        $17,172         $32        $2,690        $291            N/A         N/A          N/A           $61,000
Director                                                                                                                (27 Boards)

John J. Pileggi (9)           N/A         N/A           N/A         N/A            N/A         N/A          N/A             N/A

John G. Preston (13)          N/A          $0           N/A          $0            N/A         N/A          N/A           $     0
                                                                                                                        (15 Boards)

David W.C. Putnam
(4)(5) Director           $16,820         $31        $2,690        $285            N/A         N/A          N/A           $59,750
                                                                                                                        (27 Boards)

Jack D. Rehm (9)              N/A         N/A           N/A         N/A        $22,512         N/A          N/A           $22,512
                                                                                                                        (2 Boards)

Blaine E. Rieke (11)          N/A         N/A           N/A         N/A        $25,511         N/A          N/A           $22,511
                                                                                                                        (2 Boards)

Margaret W. Russell (6)       N/A      $4,904           N/A        $847            N/A         N/A          N/A           $17,100
                                                                                                                           (N/A)

John R. Smith (4)(5)(8)   $17,031         $31        $2,723        $288            N/A         N/A          N/A           $60,500
                                                                                                                        (27 Boards)

Philip C. Smith (6)           N/A      $5,507           N/A        $951            N/A         N/A          N/A           $19,200
                                                                                                                           (N/A)
Robert W. Stallings
(4)(5)(8)(13)             $     0      $    0        $    0        $  0            N/A         N/A          N/A           $     0

Allen H. Stowe(7)             N/A      $5,535           N/A        $956            N/A         N/A          N/A           $19,298
                                                                                                                        (8 Boards)

Francis A. Sunderland (6)     N/A      $4,818           N/A        $832            N/A         N/A          N/A           $16,800
                                                                                                                           (N/A)

John G. Turner            $     0      $    0        $    0        $  0            N/A         N/A          N/A           $     0
(4)(5)(13) Director

David W. Wallace
(4)(5)(8)                 $17,031      $   31        $2,723        $288            N/A         N/A          N/A           $60,500
                                                                                                                        (27 Boards)

Richard A. Wedemeyer (11)     N/A         N/A           N/A         N/A        $20,428         N/A          N/A           $20,428
                                                                                                                        (2 Boards)

----------
* This period was chosen because the Pilgrim Funds have varying fiscal year ends.
(1) Prior to May 24, 1999, the Company was part of a different Fund complex. Effective May 24, 1999, when ING Pilgrim Investments became the investment adviser to the Funds, the Company joined the Pilgrim family of funds.
(2) Prior to July 26, 2000, Fund was part of a different Fund complex. Effective July 26, 2000, the Company joined the Pilgrim family of funds.
(3) Prior to September 1, 2000, the Company was part of a different Fund complex. Effective September 1, 2000, the Company joined the Pilgrim family of funds.
(4) Also serves as a member of the Board of Trustees, or is an Advisory Board Member of the Pilgrim Prime Rate Trust.
(5)  Elected a Director/Trustee of the Pilgrim Funds on September 1, 2000.
(6)  Retired prior to July 26, 2000.

(7)  Resigned prior to July 26, 2000.
(8)  Resigned as a Director/Trustee effective February 26, 2001.
(9)  Resigned as a Director /Trustee effective March 23, 2001.
(10) Elected as a Director/Trustee of the Pilgrim Funds on February 26, 2001.
(11) Formerly a Trustee of ING Funds Trust. Elected Director/Trustee of the Pilgrim Funds on February 26, 2001.
(12) Prior to July 26, 2000, Messrs. Chadha and McCosh formerly served as Directors/Trustees of each of the Lexington Funds. Effective July 26, 2000, Messrs. Chadha and McCosh serve as Advisory Board Members of certain of the Pilgrim International Funds.
(13) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with an investment adviser to the Pilgrim Funds. Officers and Directors who are interested persons do not receive any compensation from the Funds.

OFFICERS

     Unless otherwise noted, the mailing address of the officers is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The following individuals serve as officers for each Fund:

     James M. Hennessy. (Age 52) CHIEF EXECUTIVE OFFICER AND PRESIDENT. President and Chief Executive Officer of each of the Pilgrim Funds (since February 2001), Chief Operating Officer of each of the Pilgrim Funds (since July 2000), Director of ING Pilgrim Group, LLC ("ING Pilgrim Group"), ING Pilgrim Investments, ING Pilgrim Securities, ING Pilgrim Capital Corporation, LLC ("ING Pilgrim Capital Corporation"), ING Pilgrim Advisors, Inc., Lexington Funds Distributor, Inc., ING Pilgrim Quantitative Management, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000), and President and Chief Executive Officer of ING Pilgrim Investments, ING Pilgrim Group, ING Pilgrim Capital Corporation, ING Pilgrim Advisors, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000). Formerly Senior Executive Vice President (June 2000 - December 2000) and Secretary (April 1995 - December 2000) ING Pilgrim Investments, ING Pilgrim Advisors, Inc., Express America T.C. Corporation and EAMC Liquidation Corp.; Senior Vice President, Executive Vice President (July 2000 - February 2001) and Secretary (April 1995 - February 2001) of each of the Pilgrim Funds; Executive Vice President, Pilgrim Capital Corporation and its affiliates (May 1998 - June 2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

     Stanley  D.  Vyner.  (Age 50)  EXECUTIVE  VICE  PRESIDENT  AND  CHIEF
     INVESTMENT OFFICER - FIXED INCOME AND INTERNATIONAL EQUITIES. Executive Vice President of most of the Pilgrim Funds (since July
     1996). Formerly President and Chief Executive Officer (August 1996 - August 2000), ING Pilgrim Investments.

     Mary Lisanti. (Age 44) EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER - DOMESTIC EQUITIES. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments (since November
     1999). Formerly Portfolio Manager, Strong Capital Management (September 1996 - May 1998); Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Banker Trust Corporation (March 1993 - August 1996).

     Michael J. Roland. (Age 42) SENIOR VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER. Senior Vice President and Chief Financial Officer, ING Pilgrim Group, ING Pilgrim Investments and ING Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the Pilgrim Funds. He served in same capacity from January 1995 - April 1997. Formerly Chief Financial Officer of Endeavor Group (April 1997 to June 1998).

     Robert S. Naka. (Age 36) SENIOR VICE PRESIDENT AND ASSISTANT SECRETARY. Senior Vice President, Pilgrim Investments (since November
     1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of the other Pilgrim Funds.
     Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group, Inc. (August 1995 - February 1997). Formerly Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

     Robyn L. Ichilov. (Age 33) VICE PRESIDENT AND TREASURER. Vice President, ING Pilgrim Investments (since August 1997), Accounting Manager (since November 1995). Vice President and Treasurer of most of the other Pilgrim Funds.

     Kimberly A. Anderson.  (Age 36) VICE  PRESIDENT AND  SECRETARY.  Vice
     President of ING Pilgrim Group (since January 2001) and Vice President and Secretary of each of the Pilgrim Funds (since February
     2001). Formerly Assistant Vice President and Assistant Secretary of each of the Pilgrim Funds (August 1999-February 2001) and Assistant Vice President of ING Pilgrim Group (November 1999-January 2001). Ms. Anderson has held various other positions with ING Pilgrim Group for more than the last five years.

     In addition to the above listed officers, the following individuals also serve as officers for the indicated Fund:

INVESTMENT FUNDS

     Edwin Schriver. (Age 55) SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER. Senior Vice President, Pilgrim Investments (since November 1999.) Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November 1999); President of Cresent City Research from July 1993 to April 1998).

     Andy Mitchell. (Age 37) VICE PRESIDENT AND CO-PORTFOLIO MANAGER. Vice President, Pilgrim Investments (since July 2000). Formerly, Senior Credit Analyst for Katonah Capital (March 2000 to July 2000); Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management (from March 1998 to March 2000); Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management (from March 1994 to March 1998).

     Russ Stiver. (age 38) VICE PRESIDENT AND CO-PORTFOLIO MANAGER. Vice President, Pilgrim Investments (since May 2000). Formerly, Acting Vice President (April 1999 to April 2000) and Portfolio Manager (November 1996 to April 2000) at Manulife Financial.

     GNMA INCOME FUND AND LEXINGTON MONEY MARKET TRUST

     Denis P. Jamison. (Age 53) SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER. Senior Vice President, Pilgrim Investments (since July
     2000). Formerly, Senior Vice President for Lexington Management Corporation (which was acquired by ING Pilgrim's parent company in July 2000) (from July 1981 to July 2000).

     Roseann G. McCarthy. (Age 33) ASSISTANT VICE PRESIDENT. Assistant Vice President, Pilgrim Investments (since July 2000). Formerly, Assistant Vice President for Lexington Management Corporation (which was acquired by ING Pilgrim's parent company in July 2000) (from April 1990 to July 2000).

     PILGRIM MUTUAL FUNDS

     Edwin Schriver. (Age 55) SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER. Senior Vice President, Pilgrim Investments (since November 1999.) Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November 1999); President of Cresent City Research from July 1993 to April 1998).

     Robert K. Kinsey. (Age 42) VICE PRESIDENT AND PORTFOLIO MANAGER. Vice President, Pilgrim Investments (since March 1999). Formerly Vice President and Fixed Income Sub-Adviser, Federated Investors (January 1995 - March 1999); Principal and Sub-Adviser, Harris Investment Management (July 1992 - January 1995).

     Andy Mitchell. (Age 37) VICE PRESIDENT AND CO-PORTFOLIO MANAGER. Vice President, Pilgrim Investments (since July 2000). Formerly, Senior Credit Analyst for Katonah Capital (March 2000 to July 2000); Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management (from March 1998 to March 2000); Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management (from March 1994 to March 1998).

     Russ Stiver. (age 38) VICE PRESIDENT AND CO-PORTFOLIO MANAGER. Vice President, Pilgrim Investments (since May 2000). Formerly, Acting Vice President (April 1999 to April 2000) and Portfolio Manager (November 1996 to April 2000) at Manulife Financial.

PRINCIPAL SHAREHOLDERS

     As of April 1, 2001, the Directors and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Pilgrim Funds, except as follows:

                                                              CLASS AND TYPE     PERCENTAGE OF    PERCENTAGE OF
    FUND                     ADDRESS                           OF OWNERSHIP          CLASS            FUND
    ----                     -------                           ------------          -----            ----
Pilgrim GNMA        Wedbush Morgan Securities FBO                 Class Q            6.06%           0.01%
Income Fund         Acct #7907-9961                             Beneficial
                    1000 Wilshire Blvd                             Owner
                    Los Angeles, CA 90017

Pilgrim GNMA        NFSC FBO                                      Class M            5.14%           0.01%
Income Fund         Judith Van Loh, Acct #OKS-296414            Beneficial
                    7734 Davis Circle                              Owner
                    Omaha, NE 68134

Pilgrim GNMA        First Clearing Corp FBO                       Class M           14.07%           0.01%
Income Fund         Charles Banks, Acct #1323-3486              Beneficial
                    4723 East 138th Terrace                        Owner
                    Grandview, MO 64030

Pilgrim GNMA        Prudential Securities Inc. FBO                Class M            7.38%           0.01%
Income Fund         Elizabeth Ann Litton Rev Family Trust       Beneficial
                    Las Vegas, NV 89128                            Owner

Pilgrim GNMA        NFSC FBO                                      Class M           10.73%           0.01%
Income Fund         Jack Boyle Rev Inter Vivos Trust            Beneficial
                    Acct #APX-682462                               Owner
                    6110 Pleasant Ridge Rd, Apt 5421
                    Arlington, TX 76016

Pilgrim GNMA        Advest Inc. FBO                               Class M            5.15%           0.01%
Income Fund         Acct #437-06888-16                          Beneficial
                    90 State House Square                          Owner
                    Hartford, CT 06103

Pilgrim GNMA        Prudential Securities Inc. FBO                Class M           11.16%           0.01%
Income Fund         Kathleen Doyle                              Beneficial
                    PO Box 333                                     Owner
                    Laclede, ID 83841

Pilgrim GNMA        PaineWebber FBO                               Class M           17.34%           0.01%
Income Fund         Larry Randolph                              Beneficial
                    PO Box 3321                                    Owner
                    Weehawken, NJ 07087

                                                              CLASS AND TYPE     PERCENTAGE OF    PERCENTAGE OF
    FUND                     ADDRESS                           OF OWNERSHIP          CLASS            FUND
    ----                     -------                           ------------          -----            ----
Pilgrim GNMA        Robert & Nina Peterson Rev Trust              Class M            6.28%           0.01%
Income Fund         PO Box 529                                  Beneficial
                    Pearce, AZ 85625                               Owner

Pilgrim High        Frederick Engstrom Rev Liv Trust         Class B Record          7.12%           0.91%
Yield Bond Fund     170 Brentwood Dr                             Holder
                    Dearborn, MI 48124

Pilgrim High        First Trust Corp Ttee FBO                     Class C            7.30%           0.24%
Yield Bond Fund     Natasha Bennett                             Beneficial
                    PO Box 173301                                  Owner
                    Denver, CO 80217

Pilgrim High        John & Nancy Donahoe                     Class C Record          5.12%           0.17%
Yield Bond Fund     24 Offshore Ln                               Holder
                    Ocean Pines, MD 21811

Pilgrim High        Advanced Clearing FBO                         Class Q           46.55%           0.49%
Yield Fund II       Acct #7709927601                            Beneficial
                    PO Box 2226                                    Owner
                    Omaha, NE 68103

Pilgrim High        Deutsche Banc Alex Brown Inc. FBO             Class Q            7.75%           0.08%
Yield Fund II       Acct #705-80762-12                          Beneficial
                    PO Box 1346                                    Owner
                    Baltimore, MD

ING Pilgrim         Legg Mason Wood Walker Inc. FBO               Class B            6.39%           0.03%
Money Market Fund   Acct #413-70459-12                          Beneficial
                    PO Box 1476                                    Owner
                    Baltimore, MD 21203

ING Pilgrim         Legg Mason Wood Walker Inc. FBO               Class B            6.39%           0.03%
Money Market Fund   Acct #413-05721-10                          Beneficial
                    PO Box 1476                                    Owner
                    Baltimore, MD 21203

ING Pilgrim         Legg Mason Wood Walker Inc. FBO               Class B            5.93%           0.03%
Money Market Fund   Acct #413-71315-14                          Beneficial
                    PO Box 1476                                    Owner
                    Baltimore, MD 21203

ING Pilgrim         Legg Mason Wood Walker Inc. FBO               Class B            5.93%           0.03%
Money Market Fund   Acct #413-70943-16                          Beneficial
                    PO Box 1476                                    Owner
                    Baltimore, MD 21203

ING Pilgrim         First Clearing Corp. FBO                      Class B            7.48%           0.04%
Money Market Fund   James Godwin, Acct #3216-9858               Beneficial
                    10 Dunham Ln                                   Owner
                    Houston, TX 77024

ING Pilgrim         Pineview Mobile Homes 401k Plan          Class C Record         16.54%           0.08%
Money Market Fund   PO Box 319                                   Holder
                    Waterville, ME 04903

ING Pilgrim         Strawser Inc. 401k Savings Plan          Class C Record          6.61%           0.03%
Money Market Fund   1595 Frank Rd                                Holder
                    Columbus, OH 43223

ING Pilgrim         Louis Bluver                             Class C Record          8.04%           0.04%
Money Market Fund   1901 Walnut St, Suite 19A                    Holder
                    Philadelphia, PA 19103

                                                              CLASS AND TYPE   PERCENTAGE OF    PERCENTAGE OF
    FUND                     ADDRESS                           OF OWNERSHIP        CLASS            FUND
    ----                     -------                           ------------        -----            ----
ING Pilgrim         Alexander David Begin                    Class C Record       23.60%           0.11%
Money Market Fund   4055 Willoway Pl                             Holder
                    Bloomfield Hills, MI 48302

ING Pilgrim         Diane Gail Begin                         Class C Record       23.60%           0.11%
Money Market Fund   4055 Willoway Pl                             Holder
                    Bloomfield Hills, MI 48302

Pilgrim             Tribal Government Forest County          Class A Record       11.02%           9.10%
Intermediate        Potawatomi Children                          Holder
Bond Fund           PO Box 340
                    Crandon, WI 54520

Pilgrim             Raymond James & Assoc Inc. FBO                Class B
Intermediate        Michael & Deborah Spaulding                 Beneficial         6.79%           0.47%
Bond Fund           401 Park Meadow Court                          Owner
                    Beech Grove, IN 46107

Pilgrim             Tribal Government Forest County          Class C Record       75.31%           7.88%
Intermediate        Potawatomi Children                          Holder
Bond Fund           PO Box 340
                    Crandon, WI 54520


Pilgrim Money       Dawn & Co                                Class A Record        5.58%           3.08%
Market Fund         C/O Webster Trust Co                         Holder
                    346 Main St
                    Kensington, CT 06037

Pilgrim Money       Trust Company of America                 Class A Record       12.63%           6.98%
Market Fund         7103 S Revere Pkwy                           Holder
                    Englewood, CO 80112

Pilgrim National    Estelle Simmons Rev Trust                Class B Record       25.94%           0.66%
Tax Exempt Bond     Rt 3 Box 227                                 Holder
Fund                Okemah, OK 74859

Pilgrim National    Ron & Kim Vansessen                      Class C Record        5.99%           0.11%
Tax Exempt Bond     2402 Old Oak Dr                              Holder
Fund                Valparaiso, IN 46385


Pilgrim National    First Clearing Corp FBO                       Class C          9.66%           0.18%
Tax Exempt Bond     Jessie Lee Cain, Acct #1900-0625            Beneficial
Fund                107 Willowend Dr                               Owner
                    Houston, TX

Pilgrim National    Edwin Donald Broderick Jr &              Class C Record       48.69%           0.93%
Tax Exempt Bond     Regina Marie Broderick                       Holder
Fund                1936 Chippewa Dr
                    Wheaton, IL 60187

Pilgrim National    J Michael Grimley Sr &                   Class C Record       18.10%           0.35%
Tax Exempt Bond     Carmen I Grimley                             Holder
Fund                2548 Royal Palm Way
                    Weston, FL 33327

INVESTMENT ADVISER

     The Investment Adviser for the Pilgrim Funds is ING Pilgrim Investments, which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Pilgrim Investments, subject to the authority of the Directors/Trustees of the Pilgrim Funds, has the overall responsibility for the management of each Pilgrim Funds' portfolio. ING Pilgrim Investments is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

     On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Pilgrim Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.

     ING Pilgrim Investments serves pursuant to separate Investment Management Agreements between ING Pilgrim Investments and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the
Pilgrim Funds, respectively. ING Pilgrim Investments has delegated certain management responsibilities to certain other investment advisers ("Sub-Advisers") for several of the Pilgrim Funds. ING Pilgrim Investments, as Investment Adviser, oversees the investment management of the Sub-Advisers for the Pilgrim Funds.

     Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     After an  initial  two year  term,  each  Investment  Management  Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

     Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     As of March 31, 2001, ING Pilgrim Investments had assets under management of over $17.8 billion.

                             INVESTMENT ADVISER FEES

     For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

     SERIES                                ANNUAL INVESTMENT MANAGEMENT FEE
     ------                                --------------------------------
GNMA Income Fund              0.60% of the  first  $150  million  of the  Fund's
                              average net assets, 0.50% of the next $250 million
                              of  average  net  assets,  .45% of the  next  $400
                              million of average net assets and 0.40% of the average net assets in excess of $800 million

High Yield Bond Fund          0.65% of the Fund's average net assets

     SERIES                                ANNUAL INVESTMENT MANAGEMENT FEE
     ------                                --------------------------------
High Yield Fund               0.60% of the Fund's average daily net asset value.
                              Prior to April 17, 1998, the Investment Management
                              fee was an  annual  fee at a rate of  0.75% on the
                              first $25  million  in net  assets,  0.625% on net
                              assets over $25 million up to $100 million,  0.50%
                              on  net  assets  over  $100  million  up  to  $500
                              million,  and  0.40%  for  net  assets  over  $500
                              million.

High Yield Fund II            0.60% of the Fund's average net assets

Intermediate Bond Fund        0.50% of the Fund's average net assets

National Tax-Exempt           0.50% of the Fund's average net assets
Bond Fund

Pilgrim Money Market Fund*    0.50% of  average  net  assets if the Fund has not
                              invested   substantially  all  of  its  assets  in
                              another  investment  company,  if the Fund invests
                              substantially   all  of  its   assets  in  another
                              investment company, the Adviser does not charge an advisory fee

Strategic Income Fund         0.45% of the  first  $500  million  of the  Fund's
                              average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of the average net assets in excess of $750 million

ING Pilgrim Money Market      0.25% of the Fund's average net assets
Fund

Lexington Money Market        0.50% of the first  $500  million  Fund's  average
Trust                         daily net assets and 0.45% thereafter

SUB-ADVISORY AGREEMENTS

     The Investment Management Agreement for certain of the Pilgrim Funds provides that the Investment Adviser, with the approval of the Company's Board of Directors/Trustees, may select and employ Sub-Advisers, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of the Company who are employees of the Investment Adviser or its affiliates and office rent of the Company. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the sub-advisory agreements (the "Sub-Advisory Agreements").

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Pilgrim Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Pilgrim Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders;

----------
* Pilgrim Money Market Fund will also pay a comprehensive annual management fee of 0.25% of average daily net assets for both advisory and ordinary operating expenses to Reserve Management Company, Inc., the investment adviser of the Primary Institutional Fund, a series of Reserve Institutional Trust (the investment company in which Pilgrim Money Market Fund invests substantially all of its assets).

expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     IIM serves as Sub-Adviser to Pilgrim Funds Trust (except National Tax-Exempt Bond Fund). IIM is located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia, and is engaged primarily in the business of providing investment advice to affiliated insurance companies.

     Furman Selz Capital Management LLC ("FSCM") serves as Sub-Adviser for the National Tax-Exempt Bond Fund. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.

     INVESTMENT ADVISER OF THE PRIMARY INSTITUTIONAL FUND. Pilgrim Money Market Fund invests substantially all of its assets in the Primary Institutional Fund. The Primary Institutional Fund is managed by Reserve Management Company, Inc. ("Reserve"). Reserve currently manages assets in excess of $5 billion and has over 27 years of investment experience. The Investment Management Agreement for the Primary Institutional Fund provides that Reserve shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of Reserve or from reckless disregard by it of its duties and obligations thereunder. Reserve may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     For the following Pilgrim Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:

      SERIES                       ANNUAL SUB-ADVISORY FEE
      ------                       -----------------------
National Tax-Exempt Bond Fund      0.250% of the Fund's average daily net assets
Intermediate Bond Fund             0.250% of the Fund's average daily net assets
High Yield Bond Fund               0.325% of the Fund's average daily net assets
ING Pilgrim Money Market Fund      0.125% f the Fund's average daily net assets

ADMINISTRATION

     ING Pilgrim Group serves as Administrator for the Pilgrim Funds, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to properly conduct the business of the Pilgrim Funds, except for those services performed by the Investment Adviser under the Investment Advisory Agreements, the custodian for the Pilgrim Funds under the Custodian Agreements, the transfer agent for the Pilgrim Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Pilgrim Funds from time to time. The Administrator acts as liaison among these service providers to the Pilgrim Funds. The Administrator is also responsible for ensuring that the Pilgrim Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Pilgrim Funds. The Administrator is an affiliate of the Investment Adviser.

     Prior to May 24, 1999, Pilgrim Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with
Pilgrim Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of Pilgrim Mutual Funds, subject to the supervision of the Board of Trustees of Pilgrim Mutual Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the series of Pilgrim Mutual Funds.

     Also, prior to May 24, 1999, Pilgrim Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by Pilgrim Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the series of Pilgrim Mutual Funds pursuant to the Administrative Services Agreement.

          TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY CERTAIN SERIES
   OF PILGRIM MUTUAL FUNDS(1) AND BY HIGH YIELD FUND FOR FISCAL YEARS ENDED:

                                 JUNE 30                JUNE 30                MARCH 31                MARCH 31
                            -----------------      ------------------     ------------------      ------------------
                              2000       2000        1999        1999       1999        1999        1998        1998
                            ADVISORY    ADMIN.     ADVISORY     ADMIN.    ADVISORY     ADMIN.     ADVISORY     ADMIN.
                              FEES       FEES       FEES(3)     FEES        FEES        FEES        FEES        FEES
                              ----       ----       -------     ----        ----        ----        ----        ----
Strategic Income Fund(2)     59,874        N/A      23,699       N/A      124,514      90,504      94,359      15,378
High Yield Fund II          634,448        N/A     132,246       N/A      466,926     113,645      36,505       5,938
Pilgrim Money Market Fund       N/A     80,974         N/A       N/A          N/A         N/A         N/A         N/A

                                                                     JUNE 30
                             --------------------------------------------------------------------------------------
                                  2000          2000            1999          1999           1998          1998
                             ADVISORY FEES    ADMIN FEES   ADVISORY FEES   ADMIN. FEES   ADVISORY FEES  ADMIN. FEES
                             -------------    ----------   -------------   -----------   -------------  -----------
High Yield Fund.               2,204,503                     2,176,246                      977,868

----------
(1)  Prior to the  Reorganization,  Pilgrim  Mutual  Funds had not  engaged  the services of an investment adviser for the Company's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported below for Pilgrim Mutual Funds were for services provided to the master funds of the Master Trust.

(2) Includes the advisory fees, fee reductions and expense reimbursements of the Government Income Fund, the assets and liabilities of which were assigned to and assumed by Strategic Income Fund.

(3)  Reflects three month period from April 1, 1999 to June 30, 1999.

     Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to GNMA Income Fund and Lexington Money Market Trust and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts; regulatory compliance; preparing financial information for semi-annual and annual reports; preparing registration statements; calculating net asset values; providing shareholder communications; supervising the Custodian and Transfer Agent and providing facilities for such services. GNMA Income Fund and Lexington Money Market Trust reimbursed LMC for its actual cost in providing such services, facilities and expenses.

                 TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY
                GNMA INCOME FUND AND LEXINGTON MONEY MARKET TRUST
                       FOR FISCAL YEARS ENDED DECEMBER 31:

                                                                    DECEMBER 31
                                    -------------------------------------------------------------------------
                                      2000          2000          1999           1999        1998        1998
                                    ADVISORY       ADMIN.       ADVISORY        ADMIN.     ADVISORY     ADMIN.
                                      FEES          FEES          FEES           FEES        FEES        FEES
                                      ----          ----          ----           ----        ----        ----
GNMA Income Fund                   $1,949,162     $151,465     $1,844,256        N/A      $1,224,048     N/A
Lexington Money Market Trust(1)     $403,175        N/A         $422,726         N/A       $455,434      N/A

----------
(1) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.

 TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY CERTAIN SERIES OF PILGRIM FUNDS
                 TRUST, FOR THE FISCAL YEARS ENDED OCTOBER 31:

                                                     OCTOBER 31
                                   -------------------------------------------
                                     2000       2000         1999         1999
                                   ADVISORY    ADMIN.      ADVISORY      ADMIN.
                                     FEES       FEES         FEES         FEES
                                     ----       ----         ----         ----
High Yield Bond Fund               $116,559     N/A        $43,108        N/A
Intermediate Bond Fund             $ 81,300     N/A        $35,026        N/A
National Tax-Exempt Bond Fund        N/A        N/A          N/A          N/A
ING Pilgrim Money Market Fund      $432,234     N/A        $42,238        N/A


          TOTAL SUB-ADVISORY FEES PAID BY THE FOLLOWING PILGRIM FUNDS,
  WHICH ARE SERIES PILGRIM FUNDS TRUST, FOR THE FISCAL YEARS ENDED OCTOBER 31:

                                                     OCTOBER 31
                                   ---------------------------------------------
                                         2000                        1999
                                   SUB-ADVISORY FEES           SUB-ADVISORY FEES
                                   -----------------           -----------------
High Yield Bond Fund                   $  58,280                   $ 21,554
Intermediate Bond Fund                 $  40,650                   $ 17,513
National Tax-Exempt Bond Fund          $  12,687                        N/A
ING Pilgrim Money Market Fund          $ 216,116                   $ 21,119

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Adviser has entered into expense limitation agreements with the following Pilgrim Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Pilgrim Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940
Act) of the Investment Adviser) do not exceed:

FUND                               CLASS A      CLASS B      CLASS C     CLASS M      CLASS Q     CLASS T
----                               -------      -------      -------     -------      -------     -------
GNMA Income Fund                    1.29%        2.04%        2.04%        N/A         1.29%        N/A
High Yield Bond Fund                1.30%        2.05%        2.05%        N/A          N/A         N/A
High Yield Fund                     1.10%        1.85%        1.85%       1.60%        1.10%        N/A
High Yield Fund II                  1.10%        1.75%        1.75%        N/A         1.00%       1.40%
Intermediate Bond Fund              1.15%        1.90%        1.90%        N/A          N/A         N/A
National Tax-Exempt Bond Fund       1.15%        1.90%        1.90%        N/A          N/A         N/A
Pilgrim Money Market Fund           1.50%        2.25%        2.25%        N/A          N/A         N/A
Strategic Income Fund               0.95%        1.35%        1.35%        N/A         0.85%        N/A
ING Pilgrim Money Market Fund       0.77%        1.41%        1.41%        N/A          N/A         N/A
Lexington Money Market Trust        1.00%         N/A          N/A         N/A          N/A         N/A

     Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     For High Yield Fund, High Yield Fund II, Pilgrim Money Market Fund and Strategic Income Fund, the expense limitation agreement provides that these expense limitations shall continue until October 31, 2001. For GNMA Income Fund and Lexington Money Market Trust the expense limitation agreement provides that these expense limitations shall continue until June 26, 2002. Thereafter, the agreement will automatically renew for one-year terms unless the Investment Adviser provides written notice of the termination of the agreement to the Funds at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business. For Pilgrim Funds Trust, the expense limitation agreements provide that these limitations shall continue until February 28, 2002.

     For Pilgrim Mutual Funds (other than Pilgrim Money Market Fund, which is a new fund), prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Pilgrim Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

     The voluntary fee reductions are as follows:

                                  JUNE 30                     MARCH 31
                           ---------------------       ----------------------
FUND                         2000        1999(1)         1999          1998
-----                      --------      -------       --------      --------
Strategic Income Fund      $208,068      $31,139       $232,922      $419,604
High Yield Fund II         $218,609      $54,363       $318,323      $111,479

                                               JUNE 30
                              --------------------------------------------
                                2000             1999               1998
                              --------         --------           --------
High Yield Fund               $423,592         $441,770           $269,351

----------
(1)  Reflects three month period from April 1, 1999 to June 30, 1999.

     The Investment Adviser has entered into an expense limitation agreement with High Yield Fund, pursuant to which the Investment Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser) do not exceed the following ratios for the periods indicated:

PERIOD LIMIT APPLIES       CLASS A     CLASS B    CLASS C     CLASS M    CLASS Q
--------------------       -------     -------    -------     -------    -------
Through 12/31/1999           1.00%       1.75%      1.75%       1.50%      1.00%
From 1/1/2000 through
 termination of Agreement    1.10%       1.85%      1.85%       1.60%      1.10%

     High Yield Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

     Prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of High Yield Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, to 0.75%.

     Prior to July 26, 2000, the following Pilgrim Funds voluntarily limited expenses of the Pilgrim Funds to the following amounts:

                         MAXIMUM OPERATING EXPENSE LIMIT
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

FUND NAME                                             PREVIOUS EXPENSE CAP
---------                                             --------------------
GNMA Income Fund                                             1.04%
Lexington Money Market Trust                                 1.00%

DISTRIBUTOR

     Shares of each Fund are distributed by ING Pilgrim Securities pursuant to a Distribution Agreement between each Company and the Distributor. Each Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Pilgrim Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the Pilgrim Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Pilgrim Funds and have no effect on the net asset value of the Pilgrim Funds. The Distributor, like the Investment Adviser, is a wholly owned indirect subsidiary of ING Group. Prior to July 26, 2000, the distributor for GNMA Income Fund and Lexington Money Market Trust was Lexington Funds Distributor, Inc. ("LFD").

     For the fiscal year ended June 30, 2000, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with rates of shares of Investment Funds and Pilgrim Mutual Funds: $1,608,367 with respect to Class A Shares; $0 with respect to Class B Shares; $405,740 with respect to Class C Shares; and $11,385 with respect to Class M Shares.

     For the fiscal year ended October 31, 2000, the Distributor received the following amounts in sales charges, after reallowance to Dealers, in connection with sales of shares of Pilgrim Funds Trust: $127,048 with respect to Class A Shares; $69,886 with respect to Class B Shares; and $5,984 with respect to Class C Shares.

     For the fiscal year ended December 31, 2000, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of GNMA Income Fund and Lexington Money Market Trust:
$9,808 with respect to Class A Shares.

                                RULE 12b-1 PLANS

     Each Company, except Lexington Money Market Trust, has a distribution or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of Shares offered by each Fund ("Rule 12b-1 Plans"). The Pilgrim Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T Shares in amounts as set forth in the following table. The Pilgrim Funds do not have a 12b-1 Plan with respect to the Institutional Class.

                                                        FEES BASED ON AVERAGE DAILY NET ASSETS

NAME OF FUND                      CLASS A     CLASS B     CLASS C     CLASS M     CLASS Q   CLASS T
------------                      -------     -------     -------     -------     -------   -------
GNMA Income Fund                   0.25%       1.00%       1.00%       0.75%       0.25%      0.65%
High Yield Bond Fund               0.35%       1.00%       1.00%        N/A         N/A        N/A
High Yield Fund                    0.25%       1.00%       1.00%       0.75%       0.25%       N/A
High Yield Fund II                 0.35%       1.00%       1.00%        N/A        0.25%      0.65%
Intermediate Bond Fund             0.35%       1.00%       1.00%        N/A         N/A        N/A
National Tax-Exempt Bond Fund      0.35%       1.00%       1.00%        N/A         N/A        N/A
Pilgrim Money Market Fund          0.25%       1.00%       1.00%        N/A         N/A        N/A
Strategic Income Fund              0.35%       0.75%        0.75%       N/A        0.25%       N/A
ING Pilgrim Money Market Fund      0.75%       1.00%       1.00%        N/A         N/A        N/A
Lexington Money Market Trust        N/A         N/A         N/A         N/A         N/A        N/A

     The Rule 12b-1 Plan for Pilgrim Money Market Fund provides that the distribution fee is reduced by that amount, if any, paid to the Distributor or any affiliate of Distributor from the investment adviser or distributor of any investment company in which Pilgrim Money Market Fund invests.

     These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M, Class Q and Class T Shares of the Pilgrim Funds, including payments to dealers for selling shares of the Pilgrim Funds and for servicing shareholders of these classes of the Pilgrim Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Income Fund) for Class C, 0.65% (0.40% for High Yield Fund) for Class M, 0.25% for Class Q, and 0.15% - 0.95% for Class
T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares and in the 1st month following a purchase of Class M, and Class T Shares.

     The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A Shares of High Yield Fund. The Distributor has incurred costs and expenses with respect to Class A Shares that may be reimbursable in future months or years in the amounts of $272,149 for High Yield Fund (0.25% of its net assets) as of June 30, 2000. With respect to Class A Shares of each other Fund and Class B, Class C, Class M, Class Q, and Class T Shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

     In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Pilgrim Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash;
merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs; seminars for the public, advertising and sales campaigns regarding one or more of the Pilgrim Funds or other funds managed by the Investment Adviser; and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Pilgrim Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Pilgrim Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Pilgrim Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

     The Rule 12b-1 Plans have been approved by the Board of Directors of each Fund, including all of the Directors who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

     In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of a Fund are necessary and appropriate to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund will benefit such Pilgrim Funds and their respective shareholders.

     Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

     The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of each of the following Fund shares for the fiscal period ended December 31, 2000 were as follows:

DISTRIBUTION EXPENSES        CLASS A    CLASS B     CLASS C    CLASS Q   CLASS T
---------------------        -------    -------     -------    -------   -------
GNMA INCOME FUND
Advertising                  $ 17,655   $    32     $    33      N/A        N/A
Printing                      335,450       605         636      N/A        N/A
Salaries & Commissions         98,186       177         186      N/A        N/A
Broker Servicing               31,731        57          60      N/A        N/A
Miscellaneous                  91,158       164         173      N/A        N/A
TOTAL                         574,181     1,035       1,088      N/A        N/A

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of each Fund's Class A, B, C and Q Shares for the fiscal period ended June 30, 2000 were as follows:

DISTRIBUTION EXPENSES        CLASS A    CLASS B     CLASS C    CLASS Q   CLASS T
---------------------        -------    -------     -------    -------   -------
HIGH YIELD FUND II
Advertising                  $    219   $    698   $    402   $     37   $   350
Printing                        4,170     13,263      7,647        694     6,653
Salaries & Commissions        113,340    360,504    207,848     18,874   180,824
Broker Servicing10             10,672     33,945     19,571      1,777    17,027
Miscellaneous                  20,929     66,569     38,380      3,485    33,390
                             --------   --------   --------   --------   -------
TOTAL                         149,330    474,979    273,849     24,867   238,243

STRATEGIC INCOME FUND
Advertising                  $    119   $    190   $    243   $      7       N/A
Printing                        2,260      3,614      4,620        131       N/A
Salaries & Commissions2        28,784     46,028     58,843      1,666       N/A
Broker Servicing                5,898      9,431     12,057        341       N/A
Miscellaneous                   9,096     14,545     18,594        526       N/A
                             --------   --------   --------   --------   -------
TOTAL                          46,157     73,809     94,357      2,672       N/A

PILGRIM MONEY MARKET FUND
Advertising                  $    394   $    289   $     99        N/A       N/A
Printing                        7,494      5,490      1,886        N/A       N/A
Salaries & Commissions         63,799     46,735     16,061        N/A       N/A
Broker Servicing               21,317     15,615      5,366        N/A       N/A
Miscellaneous                  37,563     27,516      9,456        N/A       N/A
                             --------   --------   --------   --------   -------
TOTAL                         130,568     95,645     32,869        N/A       N/A

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of High Yield Fund's Class A, B, C, M, and Q Shares for the fiscal year ended June 30, 2000 were as follows (the Pilgrim Funds did not offer Class C or Class Q Shares until May 24, 1999):


DISTRIBUTION EXPENSES        CLASS A    CLASS B     CLASS C    CLASS Q   CLASS T
---------------------        -------    -------     -------    -------   -------
HIGH YIELD FUND
Advertising                 $  1,067   $  2,080   $    145   $    276   $     13
Printing                      20,270     39,254      2,757      5,236        245
Salaries & Commissions       314,434    613,112     42,771     81,225      3,796
Broker Servicing              52,157    101,700      7,095     13,473        630
Miscellaneous                 94,251    183,780     12,821     24,347      1,138
                            --------   --------   --------   --------   --------
Total                        482,179    940,196     65,589    124,558      5,821

     For the fiscal year ended October 31, 2000, the following Pilgrim Funds paid the distribution fees described below:

      NAME OF FUND                      CLASS A       CLASS B       CLASS C
      ------------                      -------       -------       -------
National Tax-Exempt Bond Fund
Intermediate Bond Fund                  $78,157       $25,176       $27,915
High Yield Bond Fund                    $86,011       $42,165       $13,009
ING Pilgrim Money Market Fund               N/A           N/A           N/A

LEXINGTON MONEY MARKET

SHAREHOLDER SERVICING AGENT

     ING Pilgrim Group serves as Shareholder Servicing Agent for the Pilgrim Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

     In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of Directors who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

     The Pilgrim Funds and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Pilgrim Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Pilgrim Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

     Some of the  different  types of  securities in which the Pilgrim Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "Income Funds," and "More Information about Risks." Additional information concerning the characteristics and risks of certain of the Pilgrim Funds' investments are set forth below. There can be no assurance that any of the Pilgrim Funds will achieve their investment objectives. References to Pilgrim Money Market Fund include investments by the Primary Institutional Fund in which it invests.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

     Each Pilgrim Fund's assets (other than Pilgrim Money Market Fund, Lexington Money Market Trust and ING Pilgrim Money Market Fund (collectively "Money Market Funds"), whose investments are typically short-term) may be invested in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses;
(ii) to invest cash flow pending the Investment Adviser's or Sub-Adviser's determination to do so within the investment guidelines and policies of each Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

     Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Pilgrim Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

COMMON  STOCK,   PREFERRED  STOCK,   CONVERTIBLE  SECURITIES  AND  OTHER  EQUITY
SECURITIES

     Each Fund (except GNMA Income Fund and the Money Market Funds) may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

     Each Fund (other than GNMA Income Fund, National Tax-Exempt Bond Fund and the Money Market Funds) may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     Each Fund (other than GNMA Income Fund and the Money Market Funds) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Pilgrim Funds, because the Pilgrim Funds purchase such securities for their equity characteristics.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). As a matter of operating policy, each Fund that is a series of Pilgrim Mutual Funds will invest no more than 5% of its net assets in warrants.

     Each Fund that is a series of Pilgrim Mutual Funds (other than Pilgrim Money Market Fund) may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

EURODOLLAR CONVERTIBLE SECURITIES

     Each Fund in Pilgrim Mutual Funds (except Pilgrim Money Market) may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges. Strategic Income Fund and High Yield Fund II may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Each Fund in Pilgrim Mutual Funds (except Pilgrim Money Market) may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

SHORT-TERM INVESTMENTS

     The Pilgrim Funds, as indicated, may invest in the following securities and instruments:

BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Pilgrim Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Pilgrim Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. (The Primary Institutional Fund in which Pilgrim Money Market Fund invests substantially all of its assets, requires that the foreign banks whose obligations it acquires have capital, surplus and undivided profits of $25 billion.)

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Pilgrim Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. The Pilgrim Funds in Pilgrim Mutual Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Pilgrim Funds (except National Tax-Exempt Bond Fund and ING Money Market Fund) may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher (A-1 for the Primary Institutional Fund in which Pilgrim Money Market Fund invests substantially all of its assets) by S&P, "Prime-l" or "Prime-2" by Moody's (Prime-1 for the Primary Institutional Fund in which Pilgrim Money Market Fund invests substantially all of its assets), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser or Sub-Adviser to be of comparable quality

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Pilgrim Funds (other than Pilgrim Money Market Fund) may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

     The Pilgrim Funds (except National Tax-Exempt Bond Fund, which may not invest in mortgage-related securities) may invest in U.S. Government securities, which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

MUNICIPAL SECURITIES

     Strategic Income Fund and High Yield Fund II may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Strategic Income Fund and High Yield Fund II may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Strategic Income Fund and High Yield Fund II may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS. Strategic Income Fund and High Yield Fund II may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     Strategic Income Fund and High Yield Fund II will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     SHORT-TERM MUNICIPAL OBLIGATIONS. Strategic Income Fund and High Yield Fund II may invest in short-term municipal obligations. These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Strategic  Income  Fund,  High Yield Fund II and  Pilgrim  Funds  Trust may
acquire variable and floating rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

INDEX AND EQUITY- AND CURRENCY-LINKED SECURITIES

     Strategic Income Fund and High Yield Fund II may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Strategic Income Fund and High Yield Fund II may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

CORPORATE DEBT SECURITIES

     Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds. The Primary Institutional Fund in which Pilgrim Money Market Fund invests will invest only in corporate debt securities rated A-1 or above.

RISKS OF INVESTING IN DEBT SECURITIES

     There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

HIGH YIELD SECURITIES

     High Yield Fund, High Yield Fund II, High Yield Bond Fund and Intermediate Bond Fund invest predominantly, and Strategic Income Fund may invest up to 40% of its assets, in high yield securities, which are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated. High Yield Fund and High Yield Fund II will invest at least 65% of their assets in high yield securities.

     High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

     High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

     The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include.

     HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely, when interest rates fall high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

     The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Pilgrim Funds defaults, the Pilgrim Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Pilgrim Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

     PAYMENT EXPECTATIONS. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Pilgrim Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

     LIQUIDITY AND VALUATION RISKS. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Directors to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly traded market. To the extent the Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

     TAXATION. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Pilgrim Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Pilgrim Funds' investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Pilgrim Funds' portfolios and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Pilgrim Funds may retain a security whose rating has been changed.

     CONGRESSIONAL PROPOSALS. New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could have negatively affect the Pilgrim Funds' net asset values.

BANKING INDUSTRY OBLIGATIONS

     Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Pilgrim Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     In order to secure prices or yields deemed advantageous at the time, the Pilgrim Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Pilgrim Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. A Fund may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

     When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the

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Fund's payment  obligation).  Depending on market conditions,  the Pilgrim Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

DERIVATIVES

     The Pilgrim Funds may invest in derivative instruments (GNMA Income Fund may invest in derivatives only for hedging purposes and National Tax-Exempt Bond may invest only in forward contracts.) Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Pilgrim Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

REAL ESTATE SECURITIES

     National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Pilgrim Funds will not invest directly in real estate, a Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by

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
borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.
Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

MORTGAGE-RELATED SECURITIES

     The Pilgrim Funds (except National Tax-Exempt Bond Fund) may invest in mortgage-related securities. These Pilgrim Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risk of these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

     One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

     "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issues by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers backed by pools of FHA-insured or VA-guaranteed mortgages). Other government guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

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
     The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

     The Pilgrim  Funds  (except GNMA Income Fund and National  Tax-Exempt  Bond
Fund) may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

     It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Pilgrim Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

     Other types of mortgage-related securities in which the Pilgrim Funds (except GNMA Income Fund and National Tax-Exempt Bond Fund) may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

     CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Pilgrim Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations,  the  Pilgrim  Funds  (except  GNMA  Income  Fund and  National
Tax-Exempt Bond Fund) may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act;
(c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board of Directors. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

     Pilgrim Mutual Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (E.G., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans. The Primary Institutional Fund in which Pilgrim Money Market Fund invests substantially all of its assets, will not invest in foreign mortgage-related securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

     Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

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
     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     Two main categories of indices serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Pilgrim Funds, the National Median Cost of Pilgrim Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Pilgrim Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

GNMA CERTIFICATES

     GNMA Income Fund invests predominantly in GNMA certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA Income Fund will purchase "modified pass through" type GNMA Certificates, which entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment. The Fund will use principal payments to purchase additional GNMA Certificates or other government guaranteed securities. The balance of the Fund's assets will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, note or bonds. The Fund may also invest in repurchase agreements secured by such U.S. Government securities or GNMA Certificates.

     GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

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     GNMA  certificates  bear a  nominal  "coupon  rate"  which  represents  the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     GNMA Income Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The Settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which High Yield Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

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
     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

     Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to High Yield Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. High Yield Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis

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
of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Pilgrim Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

     CREDIT ENHANCEMENT. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

     OPTIONAL TERMINATION OF A TRUST. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

     UNDERLYING MORTGAGE LOANS. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions, and mortgage banking companies.

     Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

     The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

ASSET BACKED SECURITIES

     The non-mortgage-related asset-backed securities in which Pilgrim Mutual Funds and Pilgrim Funds Trust (except National Tax-Exempt Bond Fund) may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

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
     The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities. The Primary Institutional Fund in which Pilgrim Money Market Fund invests substantially all of its assets will not invest in asset-backed securities.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Pilgrim Mutual Funds may invest in zero coupon securities. Pilgrim Mutual Funds will limit their investments in such securities to 35% of their respective net assets. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

     Pilgrim Mutual Funds may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Pilgrim Funds until the cash payment date or the securities mature. Under certain circumstances, Pilgrim Mutual Funds could also be required to include accrued market discount or capital gain with respect to their pay-in-kind securities.

     The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

     The Pilgrim Funds that comprise Pilgrim Mutual Funds (other than Pilgrim Money Market Fund), High Yield Bond Fund and Intermediate Bond Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES

     High Yield Fund and the Pilgrim Funds that comprise Pilgrim Mutual Funds may invest in securities of foreign issuers. High Yield Fund II and Pilgrim Money Market Fund may invest up to 20% of their assets in foreign securities. High Yield Fund may invest up to 10% of its assets in foreign securities. Strategic Income Fund may invest up to 30% of its assets in securities payable in foreign currencies. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of Pilgrim Funds to make intended security purchases due to settlement problems could cause the Pilgrim Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Pilgrim Funds due to subsequent declines in value of the portfolio security or, if the Pilgrim Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Although the Pilgrim Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Pilgrim Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     INTERNATIONAL DEBT SECURITIES. The Pilgrim Funds indicated above may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. No more than 10% of High Yield Fund's total assets, at the time of purchase, will be invested in securities of foreign issuers. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Pilgrim Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Pilgrim Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Pilgrim Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN BANK OBLIGATIONS

     Pilgrim Funds Trust and Pilgrim Money Market Fund, through its investment in the Primary Institutional Fund, may invest in obligations of foreign banks and foreign branches of U.S. banks. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

SOVEREIGN DEBT SECURITIES

     The Pilgrim Funds (except National Tax-Exempt Bond Fund and ING Pilgrim Money Market Fund) may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which these Pilgrim Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

     BRADY BONDS. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

RISKS OF INVESTING IN FOREIGN SECURITIES

     Investments in foreign securities involve certain inherent risks, including the following:

     MARKET CHARACTERISTICS. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Pilgrim Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     LEGAL AND REGULATORY MATTERS. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     TAXES. The interest payable on certain of the Pilgrim Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Pilgrim Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Pilgrim Funds.

     COSTS. The expense ratios of the Pilgrim Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

     In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

     FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

SECURITIES SWAPS

     Strategic Income Fund and High Yield Fund II may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     PURCHASING PUT AND CALL OPTIONS. Strategic Income Fund, High Yield Fund II, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund are authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Pilgrim Funds will engage in trading of such derivative securities exclusively for hedging purposes.

     If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

     If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Pilgrim Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

     WRITING CALL OPTIONS. Strategic Income Fund, High Yield Fund II, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

     STOCK INDEX OPTIONS. Strategic Income Fund, High Yield Fund II, High Yield Fund, Intermediate Bond Fund and High Yield Bond Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Pilgrim Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Pilgrim Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

     LIMITS ON USE OF OPTIONS. A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. The Pilgrim Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

     DEALER   OPTIONS.   The  Pilgrim  Funds   indicated  above  may  engage  in
transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Pilgrim Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

     FOREIGN CURRENCY OPTIONS. Strategic Income Fund, High Yield Fund II, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. These Pilgrim Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Pilgrim Funds to reduce foreign currency risk using such options.

     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Pilgrim Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     FORWARD CURRENCY CONTRACTS. Strategic Income Fund, High Yield Fund II, High Yield Bond Fund and Intermediate Bond Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     These Pilgrim Funds may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     The Pilgrim Funds (except National Tax-Exempt Bond Fund, ING Money Market Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have

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maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

     A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts (permitted to the above-specified Pilgrim Funds) and securities index futures contracts (not permitted to the Intermediate Bond Fund and High Yield Bond Fund). A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

     In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the

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
offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

     LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Pilgrim Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. High Yield Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. No Fund of Pilgrim Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Pilgrim Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

     RISKS RELATING TO OPTIONS AND FUTURES CONTRACTS. The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnove0r rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

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
     The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY FUTURES CONTRACTS

     Strategic Income Fund, High Yield Fund, High Yield Fund II, Intermediate Bond Fund, and High Yield Bond Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Pilgrim Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

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
     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

     When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Pilgrim Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Pilgrim Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INTEREST RATE AND CURRENCY SWAPS

     Strategic Income Fund, High Yield Fund II, Intermediate Bond Fund and High Yield Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

     A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

     INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term
Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

     CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for

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
the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

     SWAP OPTIONS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

     CAPS AND FLOORS. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

     RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

     NON-HEDGING STRATEGIC TRANSACTIONS. A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect a Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, Strategic Income Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. A Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, a Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund (except GNMA Income Fund) may invest in an illiquid or restricted security if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Pilgrim Funds would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of a Fund are registered for sale.

OTHER INVESTMENT COMPANIES

     Each Fund (except High Yield) may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. A Fund (except Pilgrim Money Market Fund) may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

     INVESTMENT COMPANIES THAT INVEST IN SENIOR LOANS. Certain Pilgrim Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

     Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

     Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

     CREDIT RISK. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

     In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

     COLLATERAL. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

     LIMITED SECONDARY MARKET. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

     HYBRID LOANS. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

     SUBORDINATED AND UNSECURED LOANS. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

     There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

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
GUARANTEED INVESTMENT CONTRACTS

     Each Fund of Pilgrim Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of ING Pilgrim Money Market Fund of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

PRIVATE PILGRIM FUNDS

     High Yield Bond Fund may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Investment Adviser or Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% (100% for Pilgrim Money Market Fund) of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

     Each Fund in Pilgrim Mutual Funds and Pilgrim Funds Trust and GNMA Income Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, each Fund in Pilgrim Mutual Funds and Pilgrim Funds Trust (except National Tax-Exempt Bond Fund and ING Pilgrim Money Market Fund) and GNMA Income Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

PARTICIPATION INTERESTS

     High Yield Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by a bank or other financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each Fund (except GNMA Income Fund) may lend portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. Pilgrim Mutual Funds may lend securities only to financial institutions such as banks, broker-dealers and other recognized institutional investors in (except Pilgrim Mutual Funds) amounts up to 30% of the Fund's total assets. These loans earn income for the Pilgrim Funds and are collateralized by cash, securities or letters of credit. The Pilgrim Funds might experience a loss if the financial institution defaults on the loan. Loans by the Primary Institutional Fund in which Pilgrim Money Market Fund invests will not exceed 25% of the Fund's total assets.

     The borrower at all times during the loan must maintain with the Pilgrim Funds cash or cash equivalent collateral or provide to the Pilgrim Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Pilgrim Funds any interest paid on such securities, and the Pilgrim Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Pilgrim Funds or the borrower at any time. The Pilgrim Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Each Fund may invest in loan participations and loan assignments. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the participation. In the event of the insolvency of the Lender selling a participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

     When a Fund purchases a loan assignment from Lenders, it will acquire direct rights against the borrowers on the Loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

TO BE ANNOUNCED SALE COMMITMENTS

     The Pilgrim Funds that comprise Pilgrim Mutual Funds may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

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SHORT SALES

     Strategic Income Fund, High Yield Bond Fund II, Intermediate Bond Fund and High Yield Bond Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. SEE "Dividends, Distributions and Taxes."

INVESTMENT STRATEGIES AND RISKS -- LEXINGTON MONEY MARKET TRUST

     In order for Lexington Money Market Trust to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the
Fund will invest its assets in the following money market instruments: (l) Obligations issued, or guaranteed as to interest and principal, by the Government of the United States or any agency or instrumentality thereof; (2) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) Commercial paper of U.S. corporations, rated Al, A2 by Standard & Poor's Corporation or Pl, P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) Repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Fund to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Fund will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Investment Adviser to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Fund; or (5) Other money market instruments.

     The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and Lexington Money Market Trust may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. While the Pilgrim Funds will carefully consider these factors on making such investments, there are no limitations on the percentage of the Pilgrim Funds' portfolio which may be invested in any one type of instrument.

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
     The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Fund may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" below

DIVERSIFICATION

     Each Fund (other than Pilgrim Money Market Fund) is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer). The Primary Institutional Fund in which Pilgrim Money Market Fund will invest substantially all of its assets is a non-diversified fund. However, the Primary Institutional Fund intends to comply with the diversification requirement of Rule 2a-7 under the Investment Company Act which generally limits a money-market fund to investing no more than 5% of its total assets in the securities, except U.S. government securities, of any one issuer.

     The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or Sub-Adviser in approximately equal amounts, and the Investment Adviser or Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.

BORROWING

     Strategic Income Fund and High Yield Bond Fund II may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. These Pilgrim Funds may also borrow through reverse repurchase agreements and other techniques, but all borrowings cannot exceed 1/3 of the total assets.

     Pilgrim Money Market Fund may borrow only up to 5% of its total assets.

     High Yield Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 5% of the value of its total assets.

     Lexington Money Market Trust and the Pilgrim Funds that comprise Pilgrim Funds Trust may borrow from banks up to 1/3 of its assets, for temporary or emergency purposes.

     GNMA Income Fund may not borrow money.

     Under the Investment Company Act of 1940, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

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
                             INVESTMENT RESTRICTIONS

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS--GNMA INCOME FUND

The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund may not:

     (1)  Issue senior securities;

     (2)  Borrow money;

     (3)  Underwrite securities of other issuers;

     (4) Concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

     (5) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

     (6) Make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

     (7) Purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

     (8)  Purchase any security on margin or effect a short sale of a security;

     (9) Buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

     (10) Contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

     (11) Purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the Adviser, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (12) Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed $2,000,000;

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
     (13) Purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

     (14) Purchase any security restricted as to disposition under Federal securities laws;

     (15) Invest in interests in oil, gas or other mineral exploration or development programs; or

     (16) Buy or sell puts, calls or other options.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) Invest in real estate limited partnership interests, oil, gas or mineral leases, as well as exploration or development programs; or

     (2) Purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on the New York or American stock exchanges shall not exceed 2% of the Fund's net assets. Shares of the Fund will not be issued for consideration other than cash.

INVESTMENT RESTRICTIONS--PILGRIM MUTUAL FUNDS

     The Pilgrim Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company Act).

     The investment objective of each Fund is a fundamental policy. In addition, the Pilgrim Funds may not:

     (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

     (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

     (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by Pilgrim Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

     (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

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
     (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to Pilgrim Money Market Fund.

     (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

     (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Pilgrim Funds from engaging in options, futures and foreign currency transactions, and shall not apply to Pilgrim Money Market Fund.

     (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

     (9) Invest more than 15% (10% in the case of Pilgrim Money Market Fund) of the value of its net assets in securities that at the time of purchase are illiquid.

     (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     (11) Engage in short sales (other than Strategic Income and High Yield II Pilgrim Funds), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

     (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

     (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Pilgrim Funds from engaging in short sales, options, futures and foreign currency transactions.

     (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

     (15) Purchase or write options on securities, except for hedging purposes (except in the case of Strategic Income Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund. This restriction does not apply to Pilgrim Money Market Fund.

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
     For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Pilgrim Funds from entering into instruments that have the character of a loan, I.E., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the Securities Act of 1933. As a result, the Pilgrim Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Pilgrim Funds from investing in investment companies that invest in loans.

OPERATING RESTRICTIONS - FOR PILGRIM MUTUAL FUNDS

     As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, the Pilgrim Funds may not:

     (1) Invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

     (2) Lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

PRIMARY INSTITUTIONAL FUND RESTRICTIONS - FOR PILGRIM MUTUAL FUNDS

     The following are the fundamental operating restrictions of the Primary Institutional Fund in which Pilgrim Money Market Fund invests substantially all of its assets:

     The Primary Institutional Fund may not:

     (1) Borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;

     (2) Issue senior securities except in compliance with the Investment Company Act;

     (3) Act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under federal securities law;

     (4) Concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. government securities and bank obligations, including obligations of foreign branches of domestic banks where the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason, and Municipal Obligations or instruments secured by such obligations;

     (5) Purchase, sell or otherwise invest in real estate or commodities or commodity contracts;

     (6) Lend more than 33 1/3% of the value of its total assets except to the extent its investments may be considered loans;

     (7) Sell any security short or write, sell or purchase any futures contract or put or call option; and

     (8)  Make investments on a margin basis.

     Notwithstanding the foregoing investment restrictions, the Primary Institutional Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Primary Institutional Fund.

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PRIMARY INSTITUTIONAL FUND OPERATING RESTRICTIONS

     As a matter of operating (non-fundamental policy) the Primary Institutional Fund may not invest for the purpose of exercising control.

     In addition to the restrictions described above, each of these funds may, from time to time, agree to additional investment restrictions for purposes of compliance with the securities laws of those foreign jurisdictions where the Fund intends to offer or sell its shares.

INVESTMENT RESTRICTIONS - HIGH YIELD FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (1) Issue senior securities. Good faith hedging transactions and similar investment strategies will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

     (2)  Underwrite securities of other issuers.

     (3) Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes and options on futures contracts or indexes and currencies underlying or related to any such futures contracts.

     (4) Make loans to persons except (a) through the purchase of a portion of an issue of publicly distributed bonds, notes, debentures and other evidences of indebtedness customarily purchased by institutional investors, (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities," or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

     (5)  Purchase the  securities of another  investment  company or investment
          trust,   except  as  they  may  be  acquired  as  part  of  a  merger, consolidation or acquisition of assets.

     (6) Purchase any securities on margin or effect a short sale of a security. (This restriction does not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     (7) Buy securities from or sell securities to its investment adviser or principal distributor or any of their affiliates or any affiliates of its Directors, as principal.

     (8) Buy, lease or hold real property except for office purposes. (This restriction does not preclude investment in marketable securities of companies engaged in real estate activities.)

     (9) As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government) or acquire more than 10% of the outstanding voting securities of any one issuer; but as to the remaining 25% of its total assets, it retains freedom of action.

     (10) Borrow money except from banks for temporary or emergency purposes and not for investment purposes, and then only in amounts not in excess of 5% of the value of its total assets.

     (11) Invest  in  the   securities  of  any  company  that,   including  its
          predecessors, has not been in business for at least three years.

     (12) Invest more than 25% of the value of its total assets in any one industry.

     (13) Invest in securities of any one issuer for the purpose of exercising control or management.

     The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. Notwithstanding the restrictions above, High Yield Fund will not, so long as its shares are registered for sale in the State of South Dakota: (i) have more than 10% of its total assets invested in securities of issuers that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended; (ii) have more than 10% of its total assets invested in real estate investment trusts or investment companies; (iii) have more than 5% of its assets invested in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities; (iv) have more than 5% of its assets invested in equity securities of issuers that are not readily marketable and securities of issuers that have been in operation for less than three years; and (v) invest any part of its total assets in real estate or interests in real estate, excluding  readily  marketable  securities  and  real  estate  used  for  office purposes; commodities, other than precious metals not to exceed 10% of the Fund's total assets; commodity futures contracts or options other than as permitted by investment companies qualifying for an exemption from the definition of commodity pool operator; or interests in commodity pools or oil, gas or other mineral exploration or development programs.

     High Yield Fund will not, so long as its shares are registered for sale in the State of Texas, invest in oil, gas or other mineral leases or in real estate limited partnerships. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not make loans unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     High Yield Fund will not, so long as its shares are registered for sale in the State of Ohio: (i) purchase or retain securities of any issuer if the officers or directors of the Fund, its adviser or manager owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer, or (ii) borrow, pledge, mortgage or hypothecate its assets in excess of 1/3 of total Fund assets. The Fund will only borrow money for emergency or extraordinary purposes.

INVESTMENT RESTRICTIONS - LEXINGTON MONEY MARKET TRUST

     The following investment restrictions adopted by the Fund may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Fund may not:

     (1) Purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase;

     (2) Borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Fund will not invest while it has borrowings outstanding;

     (3) Pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above;

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
     (4) Sell securities short unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto;

     (5)  Write or purchase put or call options;

     (6) Purchase securities on margin except the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

     (7)  Make investments for the purpose of exercising control or management;

     (8)  Purchase   securities  of  other  investment   companies,   except  in
          connection    with   a   merger,    consolidation,    acquisition   or
          reorganization;

     (9) Make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein;

     (10) Lend  its  portfolio   securities,   except  in  conformity  with  the
          guidelines set forth below;

     (11) Concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S.
          Government and U.S. Government agency securities and U.S. bank obligations;

     (12) Purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days; (taken at market value)

     (13) Purchase or hold real estate, commodities or commodity contracts;

     (14) Invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements;

     (15) Act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or

     (16) Enter into reverse repurchase agreements.

     LENDING OF PORTFOLIO SECURITIES. As stated in number (10) above, subject to guidelines established by the Pilgrim Funds and by the Securities and Exchange Commission, Lexington Money Market Trust, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.

INVESTMENT RESTRICTIONS - PILGRIM FUNDS TRUST

     Each series of Pilgrim Funds Trust has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time. Each Fund, except as indicated, may not:

     (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

     (4)  Invest  in  companies  for  the  purpose  of  exercising   control  or
          management;

     (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the ING Pilgrim Money Market Fund will not be limited in its investments in obligations issued by domestic banks; and

     (9) Invest more than 15%, 10% in the case of the ING Pilgrim Money Market Pilgrim Fund, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

                             PORTFOLIO TRANSACTIONS

     Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes each Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub-Advisor determines, subject to the instructions of and review by the Board of Directors of the Fund, which securities are to be purchased and sold by the Pilgrim Funds and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, the Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Pilgrim Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     While it will continue to be the Pilgrim Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

     Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

     Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors. To the extent any of the Pilgrim Funds seek to acquire the same security at the same time, one or more of the Pilgrim Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

     Each Fund does not intend to effect any transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Adviser, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Adviser will offset against its management fee a part of any tender fees that may be legally received and retained by an affiliated broker-dealer.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING Pilgrim generally seeks reasonably competitive spreads or commissions, the Pilgrim Funds will not necessarily pay the lowest spread or commission available.

Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

                                           FOR THE FISCAL YEARS ENDED JUNE 30
                                           ----------------------------------
                                              2000         1999        1998
                                             -------     -------     -------
Strategic Income Fund                        $11,424     $ 3,257     $     0
Pilgrim Money Market Fund                        N/A         N/A         N/A
High Yield Fund II                           $27,105     $     0     $     0
High Yield Fund                              $ 4,080     $     0     $     0

                                         FOR THE FISCAL YEARS ENDED DECEMBER 31
                                         --------------------------------------
                                               2000        1999        1998
                                             -------     -------     -------
GNMA Income Fund                             $     0     $60,939     $34,516
Lexington Money Market Trust                     N/A         N/A         N/A

                                          FOR THE FISCAL YEARS ENDED OCTOBER 31
                                          -------------------------------------
                                               2000        1999        1998
                                             -------     -------     -------
National Tax-Exempt Bond Fund                    N/A         N/A         N/A
Intermediate Bond Fund                       $     0     $     0         N/A

                                          FOR THE FISCAL YEARS ENDED OCTOBER 31
                                          -------------------------------------
                                               2000        1999        1998
                                             -------     -------     -------
High Yield Bond Fund                         $     0     $     0         N/A
ING Pilgrim Money Market Fund                $     0     $     0         N/A

     Of the total commissions paid, during the fiscal periods ended June 30, 2000, October 31, 2000, and December 31, $6,391, $0, and $0, respectively, were paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

     During the year ended June 30, 2000, the following Pilgrim Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parents: Strategic Income-Donaldson Lufkin & Jenrette, J.P. Morgan & Co., Goldman Sachs Group, Morgan Stanley Dean Witter Discover & Co.

     As of October 31, 2000, the following Pilgrim Funds held securities of their regular brokers or dealers: None. As of December 31, 2000, the following Pilgrim Funds held securities of their regular brokers or dealers: None.

ABOUT PILGRIM MONEY MARKET FUND

     With respect to the Primary Institutional Fund in which Pilgrim Money Market Fund invests its assets, Reserve Management Company, Inc. is responsible for decisions to buy and sell securities, broker-dealer selection and negotiation of commission rates. As investment securities transactions made by the Primary Institutional Fund are normally principal transactions at net prices, the Primary Institutional Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after market transactions with dealers involve a spread between the bid and asked prices. The Primary Institutional Fund has not paid any brokerage commissions during the past three fiscal years.

     The Primary Institutional Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material, adverse effect upon the net asset value ("NAV") or yield of the Primary Institutional Fund.

     Subject to the overall supervision of the officers of the Primary Institutional Fund and the Board of Trustees, Reserve Management Company, Inc. places all orders for the purchase and sale of the Primary Institutional Fund's investment securities. In general, in the purchase and sale of investment securities, Reserve Management Company, Inc. will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, Reserve Management Company, Inc. may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with Reserve Management Company, Inc., and any statistical, research, or other services provided by the dealer to Reserve Management Company, Inc. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Primary Institutional Fund as determined by Reserve Management Company, Inc. Brokers or dealers who execute investment securities transactions may also sell shares of the Primary Institutional Fund; however, any such sales will be neither a qualifying nor disqualifying factor in the selection of brokers or dealers.

     When orders to purchase or sell the same security on identical terms are simultaneously placed for the Primary Institutional Fund and other investment companies managed by Reserve Management Company, Inc., the transactions are allocated as to amount in accordance with each order placed for each fund. However, Reserve Management Company, Inc. may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

ABOUT LEXINGTON MONEY MARKET TRUST

     Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for money market instruments. Therefore, usually no brokerage commissions were paid by the Fund. Transactions are allocated to various dealers by the Investment Adviser in its best judgment. Dealers are selected primarily on the basis of prompt execution of orders at the most favorable prices. The Fund has no obligation to deal with any dealer or group of dealers. Particular dealers may be selected for research or statistical and other services to enable the Investment Adviser to supplement its own research and analysis with that of such firms. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Management Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Pilgrim Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M Shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any Pilgrim Fund, without paying any additional sales charge. Shares subject to a contingent deferred sales charge ("CDSC") will continue to age from the date that the original shares were purchased.

     Certain investors may purchase shares of the Pilgrim Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

     Class A or Class M Shares of the Pilgrim Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A Shares of the Pilgrim Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Pilgrim Fund purchased.

     Additionally, Class A or Class M Shares of the Pilgrim Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end Pilgrim Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

     Shareholders of Pilgrim Money Market Fund who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M Shares of other open-end Pilgrim Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

     The officers, Directors and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

     Class A or M Shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from Pilgrim Prime Rate Trust.

     Class A or Class M Shares may also be  purchased  without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Pilgrim Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and
(vi) any registered investment company for which ING Pilgrim Investments serves as adviser.

     The Pilgrim Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

     An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M Shares of any of the Pilgrim Funds which offers Class A Shares, Class M Shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds (excluding Shares of the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the

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
higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Shares of the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Pilgrim Funds (excluding Shares of the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

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
REDEMPTIONS

     Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

     Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

     Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

     Certain purchases of Class A Shares and most Class B and Class C Shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

     No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

     The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A Shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

     If you sell Class B, Class C or Class T Shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T Shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

     A shareholder's Class B Shares will automatically convert to Class A Shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs, together with a pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares, except that Class B Shares acquired initially through Pilgrim Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B Shares so converted will no longer be subject to the higher expenses borne by Class B Shares. The conversion will be effected at the relative net asset values per share of the two Classes.

DEALER COMMISSIONS AND OTHER INCENTIVES

     In connection with the sale of shares of the Pilgrim Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow to Authorized Dealers of record from the sales charge on such sales the following amounts:

                              INCOME PILGRIM FUNDS

                          DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
AMOUNT OF TRANSACTION                CLASS A               CLASS M
---------------------                -------               -------
Less than $50,000                     4.25%                 3.00%
$50,000 - $99,999                     4.00%                 2.00%
$100,000 - $249,999                   3.00%                 1.25%
$250,000 - $499,000                   2.25%                 1.00%
$500,000 - $999,999                   1.75%                 None
$1,000,000 and over                 See below               None

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
     The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:

                                            DEALER COMMISSION AS A PERCENTAGE OF
AMOUNT OF TRANSACTION                                 AMOUNT INVESTED
---------------------                                 ---------------
$1,000,000 to $2,499,000                                    1.00%
$2,500,000 to $4,999,999                                    0.50%
$5,000,000 and over                                         0.25%

     Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

     The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC. For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund, other than Strategic Income Fund, for which 0.75% of the amount invested may be paid out.

     The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Pilgrim Funds--12b-1 Plans" in this Statement of Additional Information.

                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities underlying traded call options written by High Yield Fund will be valued at their market price as determined above; however, the current market value of the option written by High Yield Fund will be subtracted from net asset value. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Pilgrim Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

     Options on currencies purchased by the Pilgrim Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

     The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors.

     Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of the Fund's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

     In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

     The per share net asset value of Class A Shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

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
     Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

LEXINGTON MONEY MARKET TRUST

     For the purpose of determining the price at which shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) deducting the Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Trustees to be of comparable quality. Securities in the Trust will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both Standard & Poor's Corporation (`S&P') and Moody's Investors Services, Inc. (`Moody's'), two nationally recognized statistical rating organizations (`NRSRO').

     The Fund may invest up to 5% of its assets in any single `Tier I' security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A `Tier I' security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security.

     In addition, the Fund may invest not more than 5% of its assets in `Tier 2' securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Fund's investment advisor. The Fund may invest up to 1% of its assets in any single Tier 2 security.

     The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

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
     The Board of Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

ING PILGRIM MONEY MARKET FUND

     As indicated under "Pricing of Shares" in the prospectus, the ING Pilgrim Money Market Fund uses the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which a Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, ING Pilgrim Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs (such as "A-1" by S&P and "P-1" by Moody's); (2) are single rated and have received the highest short-term rating by a NRSRO; or
(3) are unrated, but are determined to be of comparable quality by the Sub-Adviser.

     In addition, ING Pilgrim Money Market Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation. ING Pilgrim Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that the Fund may not invest in the securities of more than one issuer in accordance with this provision at any one time.

     Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of ING Pilgrim Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of its portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

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
                             SHAREHOLDER INFORMATION

     Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

     The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

     Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

     As discussed in the Prospectus, the Pilgrim Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Pilgrim Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

     For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

     All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

     For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Pilgrim Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

     Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Pilgrim Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

     Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

     As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B Shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

     (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

     (3) Pilgrim Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Pilgrim Funds' Prospectus or herein.

     (4) Proceeds of the redemption must meet the following conditions to be accepted by the Pilgrim Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

          (b)  Certain  account   information  will  need  to  be  provided  for
               verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.

     (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

     (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Pilgrim Funds' then-current prospectus.

     (10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

     You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

     During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C Shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

     As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Pilgrim Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Pilgrim Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting the Pilgrim Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pilgrim Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The status of the Pilgrim Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the

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dividends-received  deduction and will generally be taxable to  shareholders  as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the

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period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable
years)  even  though  the  Fund   distributes   the   corresponding   income  to
shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Pilgrim Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the

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resulting loss is a capital loss and is short-term or long-term,  depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which the Pilgrim Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

     Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

     If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

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OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

     Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

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     The tax  consequences  to a  foreign  shareholder  entitled  to  claim  the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTIONS

     The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

     The contingent deferred sales charge will be waived with respect to Class T Shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump sum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a tax free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Pilgrim Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T Shares, including shares of the Class T account of the Money Market Portfolio.

EXCHANGES

     The following  conditions  must be met for all exchanges  among the Pilgrim
Funds: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Funds, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

     Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify

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its exchange privileges at any time upon prominent notice to shareholders.  Such notice will be given at least 60 days in advance. It is the policy of Pilgrim to discourage and prevent frequent trading by shareholders among the Pilgrim Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Pilgrim reserves the right to reject any exchange request.

CONVERSION FEATURE

     Class B and Class T Shares of each Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B or Class T Shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

     Each Fund may (with the exception of the Money Market Funds), from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                         n
                                 P(1 + T)  = ERV

Where:
         P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
       ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     All total return figures assume that all dividends are reinvested when paid.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

     Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

         The current and effective seven-day average yields for the Money Market Funds were as follows:

FUND                                  FISCAL YEAR END          CURRENT SEVEN-DAY YIELD         EFFECTIVE SEVEN-DAY YIELD
----                                  ---------------          -----------------------         -------------------------
Pilgrim Money Market Fund             June 30, 2000               Class A:  4.24%                   Class A:  4.33%
                                                                  Class B:  3.48%                   Class B:  3.54%
                                                                  Class C:  3.48%                   Class C:  3.54%

ING Pilgrim Money Market Fund         October 31, 2000            Class A:  5.98%                   Class A:  6.15%
                                                                  Class B:  5.33%                   Class B:  5.48%
                                                                  Class C:  5.33%                   Class C:  5.48%

Lexington Money Market Trust          December 31, 1999           Class A:  5.78%                   Class A:  5.95%

     Quotations of yield for the other Pilgrim Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                              6
                             Yield= 2[(a-b+ 1)  -1]
                                       ---
                                       cd

where
     a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d = the maximum offering price per share on the last day of the period.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc.,
Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Pilgrim Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended December 31, 2000, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to December 31, 2000, is as follows:

                                    1 YEAR      5 YEAR      10 YEAR     SINCE INCEPTION     INCEPTION DATE
                                    ------      ------      -------     ---------------     --------------
HIGH YIELD FUND
Class A                             -23.82      -0.55        7.22              8.08              7/1/74
Class B                             -24.27      -0.59          --              0.43             7/17/95
Class C                             -21.27         --          --            -14.60             5/27/99
Class M                             -23.06      -0.76          --              0.17             7/17/95
Class Q                             -20.96         --          --            -14.57             6/17/99

HIGH YIELD FUND II
Class A                             -19.14         --          --             -5.84             3/27/98
Class B                             -19.37         --          --             -5.58             3/27/98
Class C                             -16.42         --          --             -4.79             3/27/98
Class Q                             -14.96         --          --             -4.07             3/27/98
Class T                               --           --          --            -26.21             3/31/00

                                    1 YEAR      5 YEAR      10 YEAR     SINCE INCEPTION     INCEPTION DATE
                                    ------      ------      -------     ---------------     --------------
STRATEGIC INCOME FUND
Class A                              -1.82         --          --              0.23             7/27/98
Class B                              -2.12         --          --              0.79             7/27/98
Class C                               1.72         --          --              1.87             7/27/98
Class Q                               3.21         --          --              2.44             7/27/98

PILGRIM MONEY MARKET FUND(1)
Class A                               5.18         --          --              5.07            11/24/99
Class B                              -0.48         --          --              1.35             7/12/99
Class C                               3.51         --          --              4.06             7/16/99

INTERMEDIATE BOND FUND
Class A                               6.24%        --          --              2.49%           12/15/98
Class B                               5.86%        --          --              2.37%           12/15/98
Class C                               9.98%        --          --              4.28%           12/15/98

HIGH YIELD BOND FUND
Class A                              -4.34%        --          --              2.06%           12/15/98
Class B                              -4.98%        --          --              1.96%           12/15/98
Class C                              -1.22%        --          --              3.76%           12/15/98

NATIONAL TAX-EXEMPT BOND FUND
Class A                               7.44%        --          --              4.28%            11/8/99
Class B                               6.91%        --          --              4.41%            11/8/99
Class C                              10.88%        --          --              7.93%            11/8/99

ING PILGRIM MONEY MARKET FUND(1)
Class A                               5.88%        --          --              5.23%           12/15/98
Class B                               0.24%        --          --              2.66%           12/15/98
Class C                               4.21%        --          --              4.53%           12/15/98
Class I                               6.34%                                    6.19%           10/13/99

GNMA INCOME FUND                      5.15%      5.76%       7.06%               --             8/17/73

LEXINGTON MONEY MARKET TRUST(1)       5.57%      4.74%       4.28%               --              1/2/79

----------
(1)  Shares of the Money Market Funds are sold without a sales load.

     Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations,  including  but not  limited  to age  characteristics,  of  various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Pilgrim Funds or other Pilgrim Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Pilgrim Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics;
(xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

     In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, Pilgrim Capital, ING
Pilgrim Group or affiliates of the Company, the Investment Adviser, the Sub-Advisers, Pilgrim Capital or ING Pilgrim Group including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital; (iv) the past performance of Pilgrim Capital and ING Pilgrim Group; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

     The authorized capital stock of Investment Funds consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 are classified as shares of High Yield Fund, and 100,000,000 are not classified. The authorized capital of GNMA Income Fund, Inc. consists of 1,000,000,000 shares of $.01 par value each. The authorized capital of Lexington Money Market Trust is an unlimited number of shares of beneficial interest. The authorized capital of Pilgrim Mutual Funds is an unlimited number of shares of beneficial interest. The authorized capital of the Pilgrim Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Pilgrim Funds have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors will continue to hold office and appoint successor Directors.

     The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

     The cash and securities owned by High Yield, the Pilgrim Funds which comprise Pilgrim Mutual Funds and the Pilgrim Funds which comprise Pilgrim Funds Trust are held by State Street, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

     The cash and securities owned by GNMA Income Fund and Lexington Money Market Trust are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL

     Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT ACCOUNTANTS

     Prior to December 31, 2000, a different firm served as auditor for several of the Registrants. PricewaterhouseCoopers LLP will serve as independent accountants for fiscal year 2001.

OTHER INFORMATION

     Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

     Investors in the Pilgrim Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Pilgrim Funds which comprise Investment Funds and Pilgrim Mutual Funds ends on June 30. The fiscal year of GNMA Income Fund and Lexington Money Market Trust ends on December 31. The fiscal year of the Pilgrim Funds which comprise Pilgrim Funds Trust ends on October 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

DECLARATION OF TRUST

     Lexington Money Market Trust is organized as a Massachusetts business trust. The Declaration of Trust of the Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

     The financial statements from the Pilgrim Funds' Annual Reports dated December 31, 2000 (Pilgrim GNMA Income Fund, Inc. and Lexington Money Market Trust), Annual Reports dated October 31, 2000 (Pilgrim Funds Trust), and the Annual Reports dated June 30, 2000 and Semi-Annual Reports dated December 31, 2000 (Pilgrim Investment Funds, Inc. and Pilgrim Mutual Funds) are incorporated herein by reference. Copies of the Pilgrim Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting Pilgrim Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                                   May 1, 2001

                       PILGRIM BANK AND THRIFT FUND, INC.
                          Pilgrim Bank and Thrift Fund

                              PILGRIM EQUITY TRUST
                        Pilgrim MidCap Opportunities Fund

                               PILGRIM FUNDS TRUST
                        Pilgrim Tax Efficient Equity Fund
                              Pilgrim Internet Fund

                      PILGRIM GROWTH AND INCOME FUND, INC.
                         Pilgrim Growth and Income Fund

                        PILGRIM GROWTH OPPORTUNITIES FUND
                        Pilgrim Growth Opportunities Fund

                         PILGRIM INVESTMENT FUNDS, INC.
                              Pilgrim MagnaCap Fund

                             PILGRIM MAYFLOWER TRUST
                           Pilgrim Growth + Value Fund
                      Pilgrim Research Enhanced Index Fund

                              PILGRIM MUTUAL FUNDS
                          Pilgrim LargeCap Growth Fund
                           Pilgrim MidCap Growth Fund
                          Pilgrim SmallCap Growth Fund
                            Pilgrim Convertible Fund
                              Pilgrim Balanced Fund

                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                       Pilgrim SmallCap Opportunities Fund


     This Statement of Additional Information ("SAI") relates to each series (each a "Fund" and collectively, the "Pilgrim Funds") of each Registrant (each a "Company") and each investment company listed above. A Prospectus or Prospectuses (the "Prospectus") for the Pilgrim Funds, dated May 1, 2001 which provide the basic information you should know before investing in the Pilgrim Funds, may be obtained without charge from the Pilgrim Funds or the Pilgrim Funds' Principal Underwriter, ING Pilgrim Securities, Inc., at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectus, dated May 1, 2001, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Pilgrim Funds' Annual Reports dated December 31, 2000 (for Pilgrim Equity Trust, Pilgrim Growth and Income Fund, Inc., Pilgrim Growth Opportunities Fund, and Pilgrim SmallCap Opportunities Fund), the Annual Reports dated June 30, 2000 and the Semi-Annual Reports dated December 31, 2000 (for Pilgrim Bank and Thrift Fund, Inc., Pilgrim Investment Funds, Inc., and Pilgrim Mutual Funds) and the Annual Reports dated October 31, 2000 (for Pilgrim Funds Trust and Pilgrim Mayflower Trust) are incorporated herein by reference. Copies of the Pilgrim Funds' Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the Pilgrim Funds at the address and phone number written above.

TABLE OF CONTENTS


HISTORY OF THE PILGRIM FUNDS...................................................1

MANAGEMENT OF THE PILGRIM FUNDS................................................5

INVESTMENT ADVISER FEES.......................................................17

EXPENSE LIMITATION AGREEMENTS.................................................23

RULE 12B-1 PLANS..............................................................26

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS.......................................33

INVESTMENT RESTRICTIONS.......................................................81

PORTFOLIO TRANSACTIONS........................................................96

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................100

DETERMINATION OF SHARE PRICE.................................................107

SHAREHOLDER INFORMATION......................................................109

SHAREHOLDER SERVICES AND PRIVILEGES..........................................109

DISTRIBUTIONS................................................................112

TAX CONSIDERATIONS...........................................................112

CALCULATION OF PERFORMANCE DATA..............................................120

GENERAL INFORMATION..........................................................125

FINANCIAL STATEMENTS.........................................................127

                          HISTORY OF THE PILGRIM FUNDS

PILGRIM BANK AND THRIFT FUND, INC.

     Pilgrim Bank and Thrift Fund, Inc. ("Bank and Thrift Fund") is a Maryland corporation registered as an open-end, diversified management investment company. The Bank and Thrift Fund was organized in November 1985 and changed its name from "Pilgrim Regional BankShares, Inc." to "Pilgrim America Bank and Thrift Fund, Inc." in April, 1996. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund, and since October 17, 1997, the Fund has operated as an open-end fund. On November 16, 1998, the name of the Fund was changed to "Pilgrim Bank and Thrift Fund."

PILGRIM EQUITY TRUST

     Pilgrim Equity Trust ("Equity Trust") is a Massachusetts business trust registered as an open-end, diversified management investment company. Equity Trust was organized in June of 1998. The Company currently consists of one separate diversified investment fund, Pilgrim MidCap Opportunities Fund ("MidCap Opportunities Fund"). On November 1, 1999, the name of Equity Trust was changed from the "Northstar Equity Trust"; and MidCap Opportunities Fund was changed from "Northstar Mid-Cap Growth Fund."

PILGRIM FUNDS TRUST

     Pilgrim Funds Trust is a Delaware business trust registered as an open-end, diversified management investment company. Pilgrim Funds Trust was organized on July 30, 1998.

     On February 28, 2001, the name of the Trust was changed from "ING Funds Trust" to "Pilgrim Funds Trust." The names of each of the following Funds were changed as follows:

Old Name                                       New Name
--------                                       --------
ING Tax Efficient Equity Fund                  Pilgrim Tax Efficient Equity Fund
ING Global Information Technology Fund         Pilgrim Global Information Technology Fund
ING Global Communications Fund                 Pilgrim Global Communications Fund
ING Global Real Estate Fund                    Pilgrim Global Real Estate Fund
ING Internet Fund                              Pilgrim Internet Fund
ING Internet Fund II                           Pilgrim Internet Fund II
ING Intermediate Bond Fund                     Pilgrim Intermediate Bond Fund
ING High Yield Bond Fund                       Pilgrim High Yield Bond Fund
ING National Tax-Exempt Bond Fund              Pilgrim National Tax-Exempt Bond Fund
ING European Equity Fund                       Pilgrim European Equity Fund
ING National Tax-Exempt Money Market Fund      Pilgrim National Tax-Exempt Money Market Fund
ING Money Market Fund                          ING Pilgrim Money Market Fund

PILGRIM GROWTH AND INCOME FUND, INC.

     Pilgrim Growth and Income Fund, Inc. ("Growth and Income Fund") is a Maryland corporation registered as an open-end, diversified management investment company. Growth and Income Fund was organized in April 1991. The Fund was originally organized as a New Jersey corporation on February 11, 1959. On July 26, 2000, the name of Growth and Income Fund was changed from "Lexington Growth and Income Fund, Inc."

PILGRIM GROWTH OPPORTUNITIES FUND

     Pilgrim Growth Opportunities Fund ("Growth Opportunities Fund") is a Massachusetts business trust registered as an open-end, diversified management investment company. Growth Opportunities Fund was organized in 1986. On November 1, 1999, the name of Growth Opportunities Fund was changed from "Northstar Growth Fund" (formerly Advantage Growth Fund).

PILGRIM INVESTMENT FUNDS, INC.

     Pilgrim Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end, diversified management investment company. Investment Funds was organized in July 1969. The Company currently consists of two separate diversified investment funds: Pilgrim MagnaCap Fund ("MagnaCap Fund") and Pilgrim High Yield Fund ("High Yield Fund").

     On August 18, 1989, shareholders of the High Yield Fund approved a proposal to reorganize the High Yield Fund from a New York common law trust to a series of Pilgrim High Yield Trust, a Massachusetts business trust. Effective January 18, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series ("PSIS") and the High Yield Fund became a series of PSIS. Subsequently, on April 4, 1995, shareholders approved a proposal to reorganize High Yield Fund from a series of PSIS to a series of the Company, a Maryland corporation, in connection with the sale by the former Pilgrim Management Corporation of its name and its books and records related to the Fund to a subsidiary of Pilgrim America Capital Corporation (formerly Express America Holdings Corporation). This reorganization, while having no ramifications with respect to the investment objectives, policies, or restrictions of the High Yield Fund, did result in a change of Adviser and distributor.

     On July 14, 1995, the name of Investments Funds' was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund," and High Yield Fund's name was changed from "Pilgrim High Yield Fund" to "Pilgrim America High Yield Fund." On November 16, 1998, the name of the Investments Funds became "Pilgrim Investment Funds, Inc.," the name of MagnaCap Fund became "Pilgrim MagnaCap Fund," and the name of High Yield Fund became "Pilgrim High Yield Fund."

PILGRIM MAYFLOWER TRUST

     Pilgrim Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end, management investment company. The Mayflower Trust and one of its series, Pilgrim High Total Return Fund ("High Total Return Fund"), were organized in 1993. Pilgrim Growth + Value Fund ("Growth + Value Fund") and Pilgrim High Total Return Fund II ("High Total Return Fund II") were organized in 1996. Pilgrim International Value Fund ("International Value Fund") commenced operations on March 6, 1995 as the Brandes International Fund, a series of Brandes Investment Trust. It was reorganized on April 21, 1997 as the International Value Fund, a series of Mayflower Trust. Pilgrim Emerging Markets

Value Fund ("Emerging Markets Value Fund") and Pilgrim Research Enhanced Index Fund ("Research Enhanced Index Fund"), each a series of Mayflower Trust, were organized in 1998.

     On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust). On the same date, the following funds changed their names as follows:

Old Name                                    New Name
--------                                    --------
Northstar Growth + Value Fund               Pilgrim Growth + Value Fund
Northstar International Value Fund          Pilgrim International Value Fund
Northstar Research Enhanced Index Fund      Pilgrim Research Enhanced Index Fund

PILGRIM MUTUAL FUNDS

     Pilgrim Mutual Funds ("Mutual Funds") is a Delaware business trust registered as an open-end, diversified management investment company. The Trust was organized in 1992. Prior to a reorganization of the Trust, which became effective on July 24, 1998 (the "Reorganization"), the Trust offered Shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The Reorganization eliminated this two-tiered "master-feeder" structure.

     On March 15, 1999, the name of the Trust was changed from "Nicholas-Applegate Mutual Funds," and the name of each Fund (except the Pilgrim Money Market Fund) was changed as follows:

Old Name                                                    New Name
--------                                                    --------
Nicholas-Applegate International Core Growth Fund           Pilgrim International Core Growth Fund
Nicholas-Applegate Worldwide Growth Fund                    Pilgrim Worldwide Growth Fund
Nicholas-Applegate International Small Cap Growth Fund      Pilgrim International Small Cap Growth Fund
Nicholas-Applegate Emerging Countries Fund                  Pilgrim Emerging Countries Fund
Nicholas-Applegate Large Cap Growth Fund                    Pilgrim Large Cap Growth Fund
Nicholas-Applegate Mid Cap Growth Fund                      Pilgrim Mid Cap Growth Fund
Nicholas-Applegate Small Cap Growth Fund                    Pilgrim Small Cap Growth Fund
Nicholas-Applegate Convertible Fund                         Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund                     Pilgrim Balanced Fund
Nicholas-Applegate High Yield Bond Fund                     Pilgrim High Yield Fund II
Nicholas-Applegate High Quality Bond Fund                   Pilgrim High Quality Bond Fund

     On May 24, 1999, the names of the following Funds were changed as follows:

Old Name                                                    New Name
--------                                                    --------
Pilgrim International Small Cap Growth Fund                 Pilgrim International SmallCap Growth Fund
Pilgrim Large Cap Growth Fund                               Pilgrim LargeCap Growth Fund
Pilgrim Mid Cap Growth Fund                                 Pilgrim MidCap Growth Fund
Pilgrim Small Cap Growth Fund                               Pilgrim SmallCap Growth Fund
Pilgrim High Quality Bond Fund                              Pilgrim Strategic Income Fund

PILGRIM SMALLCAP OPPORTUNITIES FUND

     Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities Fund") is a Massachusetts business trust registered as an open-end, diversified management investment company. SmallCap Opportunities Fund was organized in 1986. On November 1, 1999, the name of SmallCap Opportunities Fund was changed from "Northstar Special Fund" (formerly Advantage Special Fund).

                         MANAGEMENT OF THE PILGRIM FUNDS

BOARD OF DIRECTORS/TRUSTEES

     Each Company is managed by its Board Directors/Trustees ("Board of Directors" and "Board of Trustees" are used interchangeably in this SAI). The Directors/Trustees ("Trustees" and "Directors" are used interchangeably in this SAI) and officers of the Companies are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Companies, or the Companies' investment adviser, ING Pilgrim Investments, LLC (the "Investment Adviser"). Unless otherwise noted, the mailing address of the Directors and officers is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Directors governs each Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Pilgrim Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

     Set forth below is information regarding the Directors of the Pilgrim Funds. (Ms. Baldwin is not a Director of the Pilgrim Funds, but rather serves as a member of its Advisory Board.)

Mary A. Baldwin, Ph.D. (Age 61) Advisory Board Member. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is a member of the Advisory Board of each of the Pilgrim Funds managed by the Investment Adviser.

Paul S. Doherty. (Age 66) Director. President, of Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is a Director of each of the Pilgrim Funds managed by the Investment Manger.

Alan L. Gosule. (Age 60) Director. Partner of Clifford Chance Rogers & Wells, LLP (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc., Simpson Housing Limited Partnership, Home Properties of New York, Inc., and Colonnade Partners. Mr. Gosule is a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Walter H. May. (Age 64) Director. Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray, Inc. Mr. May is a Director of each of the Pilgrim Funds managed by the Investment Adviser.

*Thomas J. McInerney. (Age 44) Director. General Adviser and Chief Executive Officer of ING U.S. Worksite Financial Services (since December 2000). Mr. McInerney was formerly President of Aetna Financial Services (August 1997 - December 2000), head of National Accounts and Core Sales and Marketing for Aetna U.S. Healthcare (April 1996-March 1997), head of Corporate Strategies for Aetna Inc. (July 1995 - April 1996), and held a variety of line and corporate staff positions since 1978. Mr. McInerney is a member of the Board National Commission on Retirement Policy, the Governor's Council on Economics Competitiveness and Technology of Connecticut, the Board of Directors of the Connecticut Business &

Industry Association, the Board of Trustees of The Bushnell, the Board for The Connecticut Forum, and the Board of the MetroHartford Chamber of Commerce, and is Chairman of Concerned Citizens for Effective Government. Effective February 26, 2001, Mr. McInerney became a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Jock Patton. (Age 55) Director. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January
1999). Mr. Patton is also a Director of Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998), and President and co-owner of StockVal, Inc. (April 1993 - June 1997). Mr. Patton is a Director of each of the Pilgrim Funds managed by the Investment Adviser.

David W.C. Putnam. (Age 61) Director. President and Director of F.L. Putnam Securities Company, Inc. and affiliates. Mr. Putnam is Director of Anchor Investment Trusts, the Principled Equity Market Trust, and Progressive Capital Accumulation Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Blaine E. Rieke. (Age 67) Director. General Partner of Huntington Partners (1997
- present). Mr. Rieke was formerly Chairman and Chief Executive Officer of Firstar Trust Company (1973 - 1996). Mr. Rieke was the Chairman of the Board and a Trustee of each of the ING Funds. Effective February 26, 2001, Mr. Rieke became a Director of each of the Pilgrim Funds managed by the Investment Adviser.

*John G. Turner. (Age 61) Chairman. Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (since 1993); Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life Insurance Company of New York (since 1995); Chairman of Northern Life Insurance Company (since 1992); Chairman and Director/Trustee of the Northstar affiliated investment companies (since October 1993). Mr. Turner was formerly Director of Northstar Investment Management Corporation and affiliates (1993-1999); President of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1989-1991) and President and Chief Operating Officer of ReliaStar Life Insurance Company (1986-1991). Mr. Turner is Chairman of each of the Pilgrim Funds managed by the Investment Adviser.

Richard A. Wedemeyer. (Age 64) Director. Vice President of The Channel Corporation (1996 - present). Mr. Wedemeyer was formerly Vice President of Performance Advantage, Inc. (1992 - 1996), and Vice President, Operations and Administration, of Jim Henson Productions (1979 - 1997). Mr. Wedemeyer is a trustee of the First Choice Funds. Mr. Wedemeyer was a trustee of each of the ING Funds. Effective February 26, 2001, Mr. Wedemeyer became a Director of each of the Pilgrim Funds managed by the Investment Adviser.

     Each Fund pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser for which the Directors serve in common as Directors (and, in the case of Mary A. Baldwin, Pilgrim Funds for which she serves as a member of the Advisory Board). As Advisory Board Members to the Lexington International Funds, Mssrs. Chadha and McCosh receive $15,000 annually plus reasonable travel expenses.

COMPENSATION OF DIRECTORS/TRUSTEES

     The following table sets forth information regarding compensation of Directors by each Company and other funds managed by the Investment Advisers for the year ended December 31, 2000. (This period was chosen because the Pilgrim Funds have varying fiscal year ends.) Officers of the Companies and Directors who are interested persons of the Companies do not receive any compensation from the Fund or any other funds managed by the Investment Adviser. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Directors served during that fiscal year.

                               COMPENSATION TABLE



                        Aggregate     Aggregate      Aggregate                    Aggregate     Aggregate
                      Compensation  Compensation   Compensation     Aggregate   Compensation  Compensation
                      From Pilgrim  From Smallcap   From Growth   Compensation      From      From Growth
    Name of              Mutual     Opportunities  Opportunities   From Equity    Mayflower    and Income
Person, Position       Funds(1)(2)     Fund(2)        Fund(2)        Trust(2)      Trust(2)      Fund(3)
----------------       -----------     -------        -------        --------      --------      -------
MARY A. BALDWIN(5)        15,342        2,313          2,965            625          5,165          N/A
ADVISORY BOARD
MEMBER

AL BURTON                 17,031        2,568          3,292            693          5,734        1,026
(5)(6)(9)
DIRECTOR

S.M.S. CHADHA                N/A          N/A            N/A            N/A            N/A        3,933
(8)(13)
ADVISORY BOARD
MEMBER

ROBERT M. DEMICHELE          N/A          N/A            N/A            N/A            N/A            0
(7)(8)(14)
DIRECTOR

PAUL S. DOHERTY           15,201        2,292          2,938            619          5,118          916
(5)(6)
DIRECTOR

BEVERLY C. DUER              N/A          N/A            N/A            N/A            N/A        3,051
DIRECTOR(8)

BARBARA R. EVANS(8)          N/A          N/A            N/A            N/A            N/A        2,081
DIRECTOR

ROBERT B. GOODE, JR.      18,890        2,546          3,265            688          5,686        1,018
(5)(6)(9)
DIRECTOR

ALAN S. GOSULE            16,890        2,546          3,265            688          5,686        1,018
(5)(6)
DIRECTOR

JOSEPH N. HANKIN (10)        N/A          N/A            N/A            N/A            N/A          N/A
DIRECTOR

                                                                 Pension or                  Total
                                                                 Retirement               Compensation
                        Aggregate                                 Benefits    Estimated       From
                      Compensation    Aggregate      Aggregate     Accrued     Annual     Registrant
                          From      Compensation   Compensation   as Part of   Benefits     and Fund
    Name of            Investment   From Bank and  From Pilgrim      Fund        Upon     Complex Paid
Person, Position          Funds      Thrift Fund   Funds Trust(4)  Expenses   Retirement  to Directors
----------------          -----      -----------   --------------  --------   ----------  ------------
MARY A. BALDWIN(5)        2,453         1,724             N/A          0           0           54,500
ADVISORY BOARD                                                                             (27 Boards)
MEMBER

AL BURTON                 2,723         1,914             N/A          0           0           60,500
(5)(6)(9)                                                                                  (27 Boards)
DIRECTOR

S.M.S. CHADHA               N/A           N/A             N/A                                  22,298
(8)(13)                                                                                    (15 Boards)
ADVISORY BOARD
MEMBER

ROBERT M. DEMICHELE         N/A           N/A             N/A                                       0
(7)(8)(14)                                                                                 (15 Boards)
DIRECTOR

PAUL S. DOHERTY           2,431         1,708             N/A          0           0           54,000
(5)(6)                                                                                     (27 Boards)
DIRECTOR

BEVERLY C. DUER             N/A           N/A             N/A                                  17,298
DIRECTOR(8)                                                                                (15 Boards)

BARBARA R. EVANS(8)         N/A           N/A             N/A                                  11,798
DIRECTOR                                                                                   (15 Boards)

ROBERT B. GOODE, JR.      2,701         1,898             N/A          0           0           60,000
(5)(6)(9)                                                                                  (27 Boards)
DIRECTOR

ALAN S. GOSULE            2,701         1,898             N/A          0           0           60,000
(5)(6)                                                                                     (27 Boards)
DIRECTOR

JOSEPH N. HANKIN (10)       N/A           N/A          22,512                                  22,512
DIRECTOR                                                                                    (2 Boards)



                        Aggregate     Aggregate      Aggregate                    Aggregate     Aggregate
                      Compensation  Compensation   Compensation     Aggregate   Compensation  Compensation
                      From Pilgrim  From Smallcap   From Growth   Compensation      From      From Growth
    Name of              Mutual     Opportunities  Opportunities   From Equity    Mayflower    and Income
Person, Position       Funds(1)(2)     Fund(2)        Fund(2)        Trust(2)      Trust(2)      Fund(3)
----------------       -----------     -------        -------        --------      --------      -------
RICHARD M. HISEY             N/A          N/A            N/A            N/A            N/A            0
(8)(14)
DIRECTOR

MARK L. LIPSON                 0            0              0              0              0          N/A
(5)(9)(14)
DIRECTOR

JERARD F. MAHER(8)           N/A          N/A            N/A            N/A            N/A        3,404
DIRECTOR

WALTER H. MAY             16,608        2,503          3,210            676          5,592        1,001
(5)(6)
DIRECTOR

ANDREW M. MCCOSH(13)         N/A          N/A            N/A            N/A            N/A        3,933
DIRECTOR

THOMAS J. MCINERNEY          N/A          N/A            N/A            N/A            N/A          N/A
(11)(14)
DIRECTOR

DONALD B. MILLER(8)          N/A          N/A            N/A            N/A            N/A        3,570
DIRECTOR

FRANCIS OLMSTEAD(7)          N/A          N/A            N/A            N/A            N/A        2,963
DIRECTOR

JOCK PATTON               17,172        2,589          3,319            699          5,781        1,035
(5)(6)
DIRECTOR

JOHN J. PILEGGI(10)          N/A          N/A            N/A            N/A            N/A          N/A
DIRECTOR

JOHN G. PRESTON              N/A          N/A            N/A            N/A            N/A            0
(14) DIRECTOR

DAVID W.C. PUTNAM         16,820        2,536          3,251            685          5,663        1,014
(5)(6)
DIRECTOR

JACK D. REHM(10)             N/A          N/A            N/A            N/A            N/A          N/A
DIRECTOR

BLAINE E. RIEKE(12)          N/A          N/A            N/A            N/A            N/A          N/A
DIRECTOR

                                                                 Pension or                  Total
                                                                 Retirement               Compensation
                        Aggregate                                 Benefits    Estimated       From
                      Compensation    Aggregate      Aggregate     Accrued     Annual     Registrant
                          From      Compensation   Compensation   as Part of   Benefits     and Fund
    Name of            Investment   From Bank and  From Pilgrim      Fund        Upon     Complex Paid
Person, Position          Funds      Thrift Fund   Funds Trust(4)  Expenses   Retirement  to Directors
----------------          -----      -----------   --------------  --------   ----------  ------------
RICHARD M. HISEY            N/A           N/A             N/A                                       0
(8)(14)                                                                                     (8 Boards)
DIRECTOR

MARK L. LIPSON                0             0             N/A
(5)(9)(14)
DIRECTOR

JERARD F. MAHER(8)          N/A           N/A             N/A                                  19,298
DIRECTOR                                                                                   (15 Boards)

WALTER H. MAY             2,656         1,867             N/A                                  59,000
(5)(6)                                                                                     (27 Boards)
DIRECTOR

ANDREW M. MCCOSH(13)        N/A           N/A             N/A                                  22,298
DIRECTOR                                                                                   (15 Boards)

THOMAS J. MCINERNEY         N/A           N/A             N/A                                     N/A
(11)(14)
DIRECTOR

DONALD B. MILLER(8)         N/A           N/A             N/A                                  20,236
DIRECTOR                                                                                   (15 Boards)

FRANCIS OLMSTEAD(7)         N/A           N/A             N/A                                  16,800
DIRECTOR                                                                                         (N/A)

JOCK PATTON               2,746         1,930             N/A          0           0           61,000
(5)(6)                                                                                     (27 Boards)
DIRECTOR

JOHN J. PILEGGI(10)         N/A           N/A             N/A                                     N/A
DIRECTOR

JOHN G. PRESTON             N/A           N/A             N/A                                       0
(14) DIRECTOR                                                                              (15 Boards)

DAVID W.C. PUTNAM         2,690         1,891             N/A          0           0           59,750
(5)(6)                                                                                     (27 Boards)
DIRECTOR

JACK D. REHM(10)            N/A           N/A          22,512                                  22,512
DIRECTOR                                                                                    (2 Boards)

BLAINE E. RIEKE(12)         N/A           N/A          25,511                                  22,511
DIRECTOR                                                                                    (2 Boards)



                        Aggregate     Aggregate      Aggregate                    Aggregate     Aggregate
                      Compensation  Compensation   Compensation     Aggregate   Compensation  Compensation
                      From Pilgrim  From Smallcap   From Growth   Compensation      From      From Growth
    Name of              Mutual     Opportunities  Opportunities   From Equity    Mayflower    and Income
Person, Position       Funds(1)(2)     Fund(2)        Fund(2)        Trust(2)      Trust(2)      Fund(3)
----------------       -----------     -------        -------        --------      --------      -------
MARGARET W. RUSSELL(7)       N/A          N/A            N/A            N/A            N/A        3,016
DIRECTOR

JOHN R. SMITH             17,031        2,568          3,292            693          5,734        1,026
(5)(6)(9)
DIRECTOR

PHILIP C. SMITH(7)           N/A          N/A            N/A            N/A            N/A        3,387
DIRECTOR

ROBERT W. STALLINGS            0            0              0              0              0            0
(5)(6)(9)(14)
DIRECTOR

ALLEN H. STOWE(8)            N/A          N/A            N/A            N/A            N/A        3,404
DIRECTOR

FRANCIS A. SUNDERLAND(7)     N/A          N/A            N/A            N/A            N/A        2,963
DIRECTOR

JOHN G. TURNER                 0            0              0              0              0            0
(5)(6)(14)
DIRECTOR

RICHARD A.                   N/A          N/A            N/A            N/A            N/A          N/A
WEDEMEYER(12)
DIRECTOR

DAVID W. WALLACE          17,031        2,568          3,292            693          5,734        1,026
(5)(6)(9)
DIRECTOR

                                                                   Pension or                  Total
                                                                   Retirement               Compensation
                          Aggregate                                 Benefits    Estimated       From
                        Compensation    Aggregate      Aggregate     Accrued     Annual     Registrant
                            From      Compensation   Compensation   as Part of   Benefits     and Fund
    Name of              Investment   From Bank and  From Pilgrim      Fund        Upon     Complex Paid
Person, Position            Funds      Thrift Fund   Funds Trust(4)  Expenses   Retirement  to Directors
----------------            -----      -----------   --------------  --------   ----------  ------------
MARGARET W. RUSSELL(7)        N/A           N/A             N/A                                  17,100
DIRECTOR                                                                                           (N/A)

JOHN R. SMITH               2,723         1,914             N/A          0           0           60,500
(5)(6)(9)                                                                                    (27 Boards)
DIRECTOR

PHILIP C. SMITH(7)            N/A           N/A             N/A                                  19,200
DIRECTOR                                                                                           (N/A)

ROBERT W. STALLINGS             0             0             N/A          0           0                0
(5)(6)(9)(14)
DIRECTOR

ALLEN H. STOWE(8)             N/A           N/A             N/A                                  19,298
DIRECTOR                                                                                      (8 Boards)

FRANCIS A. SUNDERLAND(7)      N/A           N/A             N/A                                  16,800
DIRECTOR                                                                                           (N/A)

JOHN G. TURNER                  0             0             N/A                                       0
(5)(6)(14)
DIRECTOR

RICHARD A.                    N/A           N/A          20,428                                  20,428
WEDEMEYER(12)                                                                                 (2 Boards)
DIRECTOR

DAVID W. WALLACE            2,723         1,914             N/A          0           0           60,500
(5)(6)(9)                                                                                    (27 Boards)
DIRECTOR

----------
(1) Prior to May 24, 1999, the Trust was part of a different Fund complex. Effective May 24, 1999, when ING Pilgrim Investments became the investment adviser to the Funds, the Trust joined the Pilgrim family of funds.
(2) Prior to November 1, 1999, the Fund was part of a different Fund complex. Effective November 1, 1999, the Fund joined Pilgrim family of funds.
(3) Prior to July 26, 2000, Fund was part of a different Fund complex. Effective July 26, 2000, Growth and Income Fund joined the Pilgrim family of funds.
(4) Prior to September 1, 2000, the Fund was part of a different Fund complex. Effective September 1, 2000, Pilgrim Funds Trust joined the Pilgrim family of funds.
(5) Also serves as a member of the Board of Trustees, or is an Advisory Board Member of the Pilgrim Prime Rate Trust.
(6)  Elected a Director of the Pilgrim Funds on September 1, 2000.
(7)  Retired prior to July 26, 2000
(8)  Resigned prior to July 26, 2000
(9)  Resigned as a Director effective February 26, 2001
(10) Resigned as a Trustee effective March 23, 2001
(11) Elected as a Director of the Pilgrim Funds on February 26, 2001
(12) Formerly a Trustee of ING Funds Trust. Elected Director of the Pilgrim Funds on February 26, 2001.
(13) Prior to July 26, 2000, Messrs. Chadha and McCosh served as Directors of the Lexington Funds. Effective July 26, 2000, Messrs. Chadha and McCosh serve as Advisory Board Members of certain International Funds.
(14) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with an investment adviser to the Pilgrim Funds. Officers and Directors who are interested persons do not receive any compensation from the Funds.

OFFICERS

     Unless otherwise noted, the mailing address of the officers is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258. The following individuals serve as officers for each Fund:

James M. Hennessy. (Age 51) President, Chief Executive Officer and Chief Operating Officer. President and Chief Executive Officer of each of the Pilgrim Funds (since February 2001); Chief Operating Officer of each of the Pilgrim Funds (since July 2000); Director of ING Pilgrim Group, LLC, ING Pilgrim Investments, LLC, ING Pilgrim Securities, Inc., ING Pilgrim Capital Corporation, LLC, ING Lexington Management Corporation, Lexington Funds Distributor, Inc., Market Systems Research Advisors, Inc., Market Systems Research, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000); and President and Chief Executive Officer of ING Pilgrim Investments, LLC, ING Pilgrim Group, LLC, ING Pilgrim Capital Corporation, LLC, ING Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000). Formerly Senior Executive Vice President (June 2000 - December 2000) and Secretary (April 1995 - December 2000), ING Pilgrim Capital Corporation, ING Pilgrim Group, Inc., ING Pilgrim Investments, Inc., ING Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp.; Senior Executive Vice President (July 2000 - February 2001) and Secretary (April 1995 - February 2001) of each of the Pilgrim Funds; Executive Vice President, Pilgrim Capital Corporation and its affiliates (May 1998 - June 2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

Stanley D. Vyner. (Age 50) Executive Vice President and Chief Investment Officer
- Fixed Income and International Equities. Executive Vice President of most of the Pilgrim Funds (since July 1996). Formerly, President and Chief Executive Officer of Pilgrim Investments (August 1996-August 2000).

Mary Lisanti. (Age 44) Executive Vice President and Chief Investment Officer - Domestic Equities. Executive Vice President of the Pilgrim Funds (since May
1998). Formerly Portfolio Manger, Strong Capital Management; and Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp. (1993-1996).

Michael J. Roland. (Age 42) Senior Vice President and Principal Financial Officer. Senior Vice President and Chief Financial Officer, ING Pilgrim Group, LLC, ING Pilgrim Investments, LLC, and ING Pilgrim Securities, Inc. (since June
1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April 1997 to June
1998).

Robert S. Naka. (Age 37) Senior Vice President and Assistant Secretary. Senior Vice President, ING Pilgrim Investments, LLC (since November 1999) and ING Pilgrim Group, LLC (since August 1999); Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments, Inc. (April 1997 - October 1999), ING Pilgrim Group, Inc. (February 1997 - August 1999) and Assistant Vice President, ING Pilgrim Group, Inc. (August 1995-February 1997).

Robyn L. Ichilov. (Age 33) Vice President and Treasurer. Vice President, ING Pilgrim Investments, LLC (since August 1997); Accounting Adviser (since November
1995); Vice President and Treasurer of most of the Pilgrim Funds.

Kimberly A. Anderson. (Age 36) Vice President and Secretary. Vice President of ING Pilgrim Group, LLC (since January 2001) and Vice President and Secretary of each of the Pilgrim Funds (since February 2001). Formerly Assistant Vice President and Assistant Secretary of each of the Pilgrim Funds (August

1999-February 2001) and Assistant Vice President of ING Pilgrim Group, Inc. (November 1999-January 2001). Ms. Anderson has held various other positions with ING Pilgrim Group, Inc. for more than the last five years.

     In addition to the above listed officers, the following individuals also serve as officers for the indicated Fund:

     BANK AND THRIFT FUND

Steven Rayner. (Age 34) Vice President and Co-Portfolio Adviser. Vice President of ING Pilgrim Investments, LLC and Pilgrim Bank and Thrift Fund (since January
2001). Formerly Assistant Vice President of ING Pilgrim Investments, Inc. (February 1998 - January 2001). Mr. Rayner has held various other positions with ING Pilgrim Investments, Inc. since June 1995.

Robert Kloss. (Age 45) Vice President and Co-Portfolio Adviser. Vice President of ING Pilgrim Investments, LLC and Pilgrim Bank and Thrift Fund (since January
2001). Mr. Kloss has held various other positions with ING Pilgrim Investments, Inc. for the last five years.

     EQUITY TRUST

Mary Lisanti. (Age 44) Executive Vice President and Senior Portfolio Adviser. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments, LLC (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

     GROWTH AND INCOME FUND

Alan H. Wapnick. (Age 55) Senior Vice President and Senior Portfolio Adviser. Senior Vice President, ING Pilgrim Investments, LLC (since July 2000). Formerly, Senior Vice President and Senior Portfolio Adviser at Lexington Management Corporation; Equity Analyst with Merrill Lynch, J.W. Seligman, Dean Witter and Union Carbide Corporation.

     GROWTH OPPORTUNITIES FUND

Mary Lisanti. (Age 44) Executive Vice President and Senior Portfolio Adviser. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments, LLC (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

     INVESTMENT FUNDS

G. David Underwood. (Age 51) Senior Vice President and Senior Portfolio Adviser. Senior Vice President, ING Pilgrim Investments, LLC (since January 2000). Formerly Vice President, ING Pilgrim Investments, Inc. (December 1996 - December
2000); Director of Funds Management, First Interstate Capital Management (January 1995 - November 1996); Vice President, Director of Research and Adviser of Investment Products, Integra Trust Company (1993 - January 1995).

Edwin Schriver. (Age 55) Senior Vice President and Senior Portfolio Adviser. Senior Vice President, ING Pilgrim Investments, LLC (since November 1999). Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November 1999); President of Cresent City Research (from July 1993 to April
1998).

     MAYFLOWER TRUST

Mary Lisanti. (Age 44) Executive Vice President and Senior Portfolio Adviser. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments, LLC (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

Edwin Schriver. (Age 55) Senior Vice President and Senior Portfolio Adviser. Senior Vice President, ING Pilgrim Investments, LLC (since November 1999). Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November 1999); President of Cresent City Research (from July 1993 to April
1998).

     PILGRIM MUTUAL FUNDS

G. David Underwood. (Age 51) Senior Vice President and Senior Portfolio Adviser. Senior Vice President, ING Pilgrim Investments, LLC (since January 2000). Formerly Vice President, ING Pilgrim Investments, Inc. (December 1996 - December
2000); Director of Funds Management, First Interstate Capital Management (January 1995 - November 1996); Vice President, Director of Research and Adviser of Investment Products, Integra Trust Company (1993 - January 1995).

Edwin Schriver. (Age 55) Senior Vice President and Senior Portfolio Adviser. Senior Vice President, ING Pilgrim Investments, LLC (since November 1999). Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November 1999); President of Cresent City Research (from July 1993 to April
1998).

Robert K. Kinsey. (Age 42) Vice President and Portfolio Adviser. Vice President, ING Pilgrim Investments, LLC (since March 1999). Formerly Vice President and Fixed Income Sub-Adviser, Federated Investors (January 1995 - March 1999); Principal and Sub-Adviser, Harris Investment Management (July 1992 - January
1995).

     SMALLCAP OPPORTUNITIES FUND

Mary Lisanti. (Age 44) Executive Vice President and Senior Portfolio Adviser. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments, LLC (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

PRINCIPAL SHAREHOLDERS

     As of April 1, 2001, the Directors and officers as a group owned less than 1% of any class of each Fund's outstanding Shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Shares of any class of the Pilgrim Funds, except as follows:

                                                        Class and Type   Percentage   Percentage
      Fund                      Address                  of Ownership     of Class      of Fund
      ----                      -------                  ------------     --------      -------
Pilgrim Growth &    State Street Bank & Trust FBO           Class C         5.93%        0.08%
Income Fund         John Murphy                           Beneficial
                    871 Shawmut Ct NW                        Owner
                    Grand Rapids, MI 49504

Pilgrim Growth &    PaineWebber FBO                         Class C        16.52%        0.23%
Income Fund         James & Kathleen Domenico             Beneficial
                    34 Tamarade Dr                           Owner
                    Littleton, CO 80127

Pilgrim Growth +    First Clearing Corp. FBO                Class Q        17.92%        0.01%
Value Fund          Bellevue Urological Group PSP         Beneficial
                    6651 Chippewa St, Suite 101              Owner
                    Saint Louis, MO 63109

Pilgrim Growth +    LPL Financial Services FBO              Class Q         5.77%        0.01%
Value Fund          Acct #3296-4014                       Beneficial
                    9785 Towne Centre Dr                     Owner
                    San Diego, CA 92121

Pilgrim Growth +    LPL Financial Services FBO              Class Q         5.13%        0.01%
Value Fund          Acct #6052-4831                       Beneficial
                    9785 Towne Centre Dr                     Owner
                    San Diego, CA 92121

Pilgrim MidCap      Donald Pels                         Class Q Record     22.95%        0.84%
Growth Fund         375 Park Ave, Suite 3305                Holder
                    New York, NY 10152

Pilgrim SmallCap    Suntrust Bank Central FL Ttee FBO       Class Q        18.61%        0.04%
Growth Fund         Akerman, Senterfitt & Edison PSP      Beneficial
                    C/O Fas Corp Recordkeeper                Owner
                    8515 E Orchard Rd, Suite 212
                    Englewood, CO 80111

Pilgrim SmallCap    Suntrust Bank Central FL Ttee FBO       Class Q        13.05%        0.03%
Growth Fund         Hubbard Construction PSP and 401k     Beneficial
                    C/O Fas Corp Recordkeeper                Owner
                    8515 E Orchard Rd, Suite 212
                    Englewood, CO 80111

Pilgrim SmallCap    Susan Rand                          Class Q Record      7.62%        0.02%
Growth Fund         PO Box 452                              Holder
                    Salisbury, CT 06068

Pilgrim Tax         Richard & Deloria Bradley           Class C Record     15.32%        0.60%
Efficient Equity    161 Copeland Rd                         Holder
Fund                Buckatunna, MS 39322

Pilgrim             Trust Company of America FBO TCA        Class Q        14.62%        1.28%
Convertible Fund    7103 S Revere Pkwy                    Beneficial
                    Englewood, CO 80112                      Owner

                                                        Class and Type   Percentage   Percentage
      Fund                      Address                  of Ownership     of Class      of Fund
      ----                      -------                  ------------     --------      -------
Pilgrim             Elaine Knauss Rev Trust                 Class Q         6.06%        0.53%
Convertible Fund    PO Box 1108                           Beneficial
                    Carefree, AZ 85377                       Owner

Pilgrim             Dalton Knauss Rev Trust                 Class Q
Convertible Fund    PO Box 2173                           Beneficial
                    Carefree, AZ 85377                       Owner          6.08%        0.53%

Pilgrim             Knauss Family Trust                     Class Q         9.60%        0.84%
Convertible Fund    PO Box 1108                           Beneficial
                    Carefree, AZ 85377                       Owner

INVESTMENT ADVISER

     The investment adviser for the Pilgrim Funds ("Investment Adviser") is ING Pilgrim Investments, which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Pilgrim Investments, subject to the authority of the Directors of the Pilgrim Funds, has the overall responsibility for the management of each Pilgrim Funds' portfolio. ING Pilgrim Investments is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

     On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. Prior to April 30, 2001, ING Mutual Funds Management LLC ("IMFC") served as investment adviser to certain of the Pilgrim Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.

     ING Pilgrim Investments serves pursuant to separate Investment Management Agreements between ING Pilgrim Investments and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Pilgrim Funds, respectively. ING Pilgrim Investments has delegated certain management responsibilities to certain other investment advisers ("Sub-Advisers") for several of the Pilgrim Funds. ING Pilgrim Investments, as Investment Adviser, oversees the investment management of the Sub-Advisers for the Pilgrim Funds.

     Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     After an initial two year term, each Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

     Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     As of March 31, 2001, ING Pilgrim Investments had assets under management over $17.8 billion.

INVESTMENT ADVISER FEES

     The Investment Advisers bear the expense of providing its services, and pay the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

Series                             Annual Investment Management Fee
------                             --------------------------------
Balanced Fund                      0.75% of the first $500 million of the Fund's
                                   average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Bank and Thrift Fund               1.00% of the first $30 million of average
                                   daily net assets, 0.75% of the next $95
                                   million of average daily net assets and 0.70%
                                   of average daily net assets in excess of $125 million. The fees are computed and accrued daily and paid monthly

Convertible Fund                   0.75% of the first $500 million of the Fund's
                                   average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Growth and Income Fund             0.75% on the first $100 million, 0.60% on the
                                   next $50 million, 0.50% on the next $100 million and 0.40% thereafter

Growth Opportunities Fund          0.95% of the Fund's average daily net assets

Growth + Value Fund                1.00% of the Fund's average daily net assets

Internet Fund                      1.25% of the Fund's average daily net assets

LargeCap Growth Fund               0.75% of the first $500 million of the Fund's
                                   average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

MagnaCap Fund                      1.00% of the Fund's average daily net assets
                                   on the first $30 million of net assets. The annual rate is reduced to 0.75% on net assets from $30 million to $250 million; to 0.625%
                                   on net assets from $250 million to $500
                                   million; and to 0.50% on net assets over $500 million. The fees are accrued daily and paid monthly.

Series                             Annual Investment Management Fee
------                             --------------------------------
MidCap Growth Fund                 0.75% of the first $500 million of the Fund's
                                   average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

MidCap Opportunities Fund          1.00% of the Fund's average daily net assets

Research Enhanced Index Fund       0.70% of the Fund's average daily net assets

SmallCap Growth Fund               1.00% of the Fund's average net assets

SmallCap Opportunities Fund        1.00% of the Fund's average daily net assets

Tax Efficient Equity Fund          0.80% of the Fund's average daily net assets

SUB-ADVISORY AGREEMENTS

     The Investment Management Agreement for certain Pilgrim Funds provides that the Investment Adviser, with the approval of the Company's Board of Directors, may select and employ investment advisers to serve as Sub-Adviser for any Fund ("Sub-Adviser"), and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of the Company who are employees of the Investment Adviser or its affiliates and office rent of the Company. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the sub-advisory agreements (each a "Sub-Advisory Agreement and collectively, the "Sub-Advisory Agreements").

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Pilgrim Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of Shares; fees and expenses of registering and maintaining the registration of Shares of the Pilgrim Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Company, or the shareholders of a Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Pursuant to a Sub-Advisory Agreement between ING Pilgrim Investments and Navellier Fund Management, Inc. ("Navellier"), Navellier acts as Sub-Adviser to Growth + Value Fund. In this capacity, Navellier, subject to the supervision and control of ING Pilgrim Investments and the Trustees of the Fund, manages the Fund's portfolio investments consistently with its investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Pilgrim Investments. Navellier is wholly owned and controlled by its sole stockholder, Louis G. Navellier. Navellier's address is 1 East Liberty, Third Floor, Reno, Nevada, 89501.

     Pursuant to a Sub-Advisory Agreement between ING Pilgrim Investments and J.P. Morgan Investment Management Inc., ("J.P. Morgan"), J.P. Morgan acts as Sub-Adviser to Research Enhanced Index Fund. In this capacity, J.P. Morgan, subject to the supervision and control of ING Pilgrim Investments and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Pilgrim Investments. J.P. Morgan's address is 522 Fifth Avenue, New York, New York 10036.

     ING Investment Management Advisors B.V. ("IIMA"), serves as Sub-Adviser to Internet Fund. Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

     Delta Asset Management ("Delta") serves as Sub-Adviser to the Tax Efficient Equity Fund. Located at 333 South Grand Avenue, Los Angeles, California, 90071, Delta is a division of Furman Selz Capital Management.

     For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:

          Series                              Annual Sub-advisory Fee
          ------                              -----------------------
Growth + Value Fund                0.50% of the Fund's average daily net assets
Internet Fund                      0.625% of the Fund's average daily net assets
Research Enhanced Index Fund       0.20% of the Fund's average daily net assets
Tax-Efficient Equity Fund          0.40% of the Fund's average daily net assets

FORMER SUB-ADVISER FOR SMALLCAP OPPORTUNITIES FUND. Navellier Fund Management, Inc. ("Navellier") served as Sub-Adviser to SmallCap Opportunities Fund through July, 1998. For the fiscal years ended December 31, 1997 and 1998, the Investment Adviser paid portfolio management fees to Navellier of $1,498,283 and $789,408, respectively.

FORMER SUB-ADVISER FOR LARGECAP GROWTH FUND, AND CONVERTIBLE FUND. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to LargeCap Growth Fund, and Convertible Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the fiscal year ended June 30, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,820,752 and for the three-month period ended September 30, 2000 paid portfolio management fees of $1,155,335.

FORMER SUB-ADVISER FOR SMALLCAP GROWTH FUND AND MIDCAP GROWTH FUND. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to SmallCap Growth Fund and MidCap Growth Fund through March 31, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the nine-month period ended March 31, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,605,826.

ADMINISTRATION

     ING Pilgrim Group, LLC serves as administrator for the Funds, pursuant to an Administrative Services Agreement with Bank and Thrift Fund, Equity Trust, Growth and Income Fund, MagnaCap Fund, Mayflower Trust, Pilgrim Mutual Funds, SmallCap Opportunities Fund, Growth Opportunities Fund, Pilgrim Funds Trust. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

     Prior to May 24, 1999, Pilgrim Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with Pilgrim Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of Pilgrim Mutual Funds, subject to the supervision of the Board of Trustees of Pilgrim Mutual Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the series of Pilgrim Mutual Funds.

     Also, prior to May 24, 1999, Pilgrim Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by Pilgrim Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the series of Pilgrim Mutual Funds pursuant to the Administrative Services Agreement.

       TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY THE FOLLOWING FUNDS
                   WHICH ARE SERIES OF PILGRIM MUTUAL FUNDS(1)

                                   June 30              June 30                March 31                March 31
                               ---------------      ----------------       ----------------        ----------------
                               2000       2000      1999        1999       1999        1999        1998        1998
                             Advisory    Admin.   Advisory     Admin.    Advisory     Admin.     Advisory     Admin.
                               Fees       Fees      Fees        Fees       Fees        Fees        Fees        Fees
                               ----       ----      ----        ----       ----        ----        ----        ----
Balanced Fund..............    476,583     N/A     66,601(2)     N/A       261,803    110,065      220,025     28,299
Convertible Fund...........  2,652,928     N/A    438,229(2)     N/A     1,997,038    386,381    1,427,198    140,734
LargeCap Growth Fund.......  2,997,541     N/A    115,161(2)     N/A       178,627     95,257       32,530      2,326
MidCap Growth Fund.........  3,101,608     N/A    549,879(2)     N/A     3,049,230    546,605    3,422,148    290,286
SmallCap Growth Fund.......  4,206,863     N/A    811,208(2)     N/A     5,334,833    656,416    6,613,874    424,276

----------
(1) Prior to the Reorganization, Pilgrim Mutual Funds had not engaged the services of an investment adviser for the Trust's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported below for Pilgrim Mutual Funds were for services provided to the master funds of the Master Trust.
(2)  Reflects three month period from April 1, 1999 to June 30, 1999

     TOTAL ADVISORY FEES PAID BY THE BANK AND THRIFT FUND AND MAGNACAP FUND
                      DURING THE FISCAL YEAR ENDED JUNE 30

                                June 30, 2000    June 30, 1999    June 30, 1998
                                Advisory Fees    Advisory Fees    Advisory Fees
                                -------------    -------------    -------------
Bank and Thrift Fund(1)......     3,609,716        5,893,806        2,446,063
MagnaCap Fund................     3,251,123        3,200,909        2,846,061

----------
(1) Prior to October 17, 1997, the Investment Adviser was paid management fees based on average weekly net assets. 1998 includes management fees for a six-month period ended June 30, 1998.

  TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY THE FOLLOWING FUNDS WHICH ARE
        SERIES OF MAYFLOWER TRUST DURING THE FISCAL YEAR ENDED OCTOBER 31

                                    2000           2000           1999           1999           1998           1998
                                Advisory Fees   Admin. Fees   Advisory Fees   Admin. Fees   Advisory Fees   Admin. Fees
                                -------------   -----------   -------------   -----------   -------------   -----------
Growth + Value Fund (1)           $7,639,602      $836,071      $2,711,399      $358,875      $1,696,786      $169,679
Research Enhanced Index Fund(2)   $1,741,851      $272,002       $690,257       $122,493             N/A           N/A

----------
(1)  Does not reflect expense reimbursement of $11,165 for Growth + Value Fund.
(2)  Research Enhanced Index Fund commenced operations on December 30, 1998

       TOTAL ADVISORY FEES PAID BY THE FOLLOWING FUNDS WHICH ARE SERIES OF
           PILGRIM FUNDS TRUST DURING THE FISCAL YEAR ENDED OCTOBER 31

                                             2000            1999          1998
                                             ----            ----          ----
Pilgrim Internet Fund(1)                   $699,143        $26,872          N/A
Pilgrim Tax-Efficient Equity Fund(2)       $225,464        $77,690          N/A

----------
(1)  Pilgrim Internet Fund commenced operations on July 1, 1999
(2)  Pilgrim Tax-Efficient Equity Fund commenced operations on December 15,
     1998.

     TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY THE FUNDS WHICH COMPRISE
      EQUITY TRUST, GROWTH AND INCOME FUND, GROWTH OPPORTUNITIES FUND, AND
                           SMALLCAP OPPORTUNITIES FUND
                      DURING FISCAL YEAR ENDED DECEMBER 31

                                     2000           2000           1999           1999           1998           1998
                                 Advisory Fees   Admin. Fees   Advisory Fees   Admin. Fees   Advisory Fees   Admin. Fees
                                 -------------   -----------   -------------   -----------   -------------   -----------
Growth and Income Fund             $1,549,898           N/A     $1,498,729           N/A       $1,466,333          N/A
Growth Opportunities Fund(1)       $5,951,486      $868,829     $1,865,457      $248,728       $1,541,921      $239,970
MidCap Opportunities Fund(1)(2)    $1,439,697      $155,988     $  483,746      $ 48,903       $   73,797      $  7,380
SmallCap Opportunities Fund        $5,594,488      $826,269     $1,915,854      $255,447       $2,033,840      $392,303

----------
(1) Does not reflect expense reimbursement of $37,687 for MidCap Opportunities Fund for the year ended December 31, 1998; and expense reimbursement of $10,635 for Growth Opportunities Fund for the year ended December 31, 1997.
(2)  MidCap Opportunities Fund commenced operations on August 20, 1998.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER
                     DURING THE FISCAL YEAR ENDED OCTOBER 31

                                          2000             1999           1998
                                          ----             ----           ----
Growth + Value Fund                    $3,819,801       $1,355,700      $998,812
Internet Fund(1)                       $  349,572       $   13,346           N/A
Research-Enhanced Index Fund(2)        $  497,672       $  199,666           N/A
Tax Efficient Equity Fund(3)           $  172,732       $   38,845           N/A

----------
(1)  The Pilgrim Internet Fund commenced operations on July 1, 1999.
(2) The Pilgrim Research Enhanced Index Fund commenced operations on December 30, 1998.
(3) The Pilgrim Tax Efficient Equity Fund commenced operations on December 15, 1998.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER
                      DURING THE FISCAL YEAR ENDED JUNE 30

                                         June 30         June 30         June 30
                                           2000            1999           1998
                                           ----            ----           ----
Convertible Fund (1)                    1,324,939           N/A            N/A
LargeCap Growth Fund (1)                1,495,813           N/A            N/A
MidCap Growth Fund (1)                  1,085,388           N/A            N/A
SmallCap Growth Fund (1)                1,520,438           N/A            N/A

----------
(1) Prior to May 24, 1999, the funds were managed by Nicholas-Applegate and had no Sub-Advisor fees.

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Advisers entered into expense limitation agreements with the following Pilgrim Funds, pursuant to which the Investment Adviser has agreed to waive or limit their fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Pilgrim Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940
Act) of the Investment Advisers do not exceed:

Fund                         Class A    Class B    Class C    Class M    Class Q    Class T
----                         -------    -------    -------    -------    -------    -------
Balanced Fund                 1.60%      2.25%      2.25%       N/A       1.25%      1.75%
Convertible Fund              1.60%      2.25%      2.25%       N/A       1.25%       N/A
Growth and Income Fund        2.75%      3.50%      3.50%       N/A       2.75%       N/A
Internet Fund                 1.90%      2.65%      2.65%       N/A        N/A        N/A
LargeCap Growth Fund          1.60%      2.25%      2.25%       N/A       1.25%       N/A
MidCap Growth Fund            1.60%      2.25%      2.25%       N/A       1.25%       N/A
SmallCap Growth Fund          1.95%      2.60%      2.60%       N/A       1.50%       N/A
Tax Efficient Equity Fund     1.45%      2.20%      2.20%       N/A        N/A        N/A

     Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     Each expense limitation agreement provides that these expense limitations shall continue until October 31, 2001 for SmallCap Growth Fund, MidCap Growth Fund, LargeCap Growth Fund, Convertible Fund, and Balanced Fund; until July 26, 2002 for Growth and Income Fund; and until February 28, 2001 for Tax Efficient Equity Fund and Internet Fund. Thereafter, each agreement will automatically renew for a one-year term unless the Investment Adviser provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business.

     For Pilgrim Mutual Funds, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

     The voluntary fee reductions are as follows:

                                        June 30                  March 31
                                  --------------------     ---------------------
Fund                                2000       1999(1)       1999         1998
----                              --------     -------     --------     --------
Balanced Fund                     $179,601     $31,139     $132,033     $182,871
Convertible Fund                  $      0     $12,611     $318,025     $339,803
LargeCap Growth Fund              $      0     $ 4,314     $154,098     $132,912
MidCap Growth Fund                $ 10,354     $ 1,010     $301,613     $591,684
SmallCap Growth Fund              $204,352     $29,487     $518,164     $675,970

----------
(1)  Reflects three month period from April 1, 1999 to June 30, 1999.

     Prior to July 26, 2000, Pilgrim Growth and Income Fund, Inc. voluntarily limited expenses of the Funds to the following amount:

                         MAXIMUM OPERATING EXPENSE LIMIT
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                    Fund Name                     Previous Expense Cap
                    ---------                     --------------------
          Pilgrim Growth and Income Fund                 2.75%

DISTRIBUTOR

     Shares of each Fund are distributed by ING Pilgrim Securities, Inc. ("ING Pilgrim Securities" or the "Distributor") pursuant to a Distribution Agreement between each Company and the Distributor. Each Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the Pilgrim Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Pilgrim Funds and have no effect on the net asset value of the Pilgrim Funds. The Distributor, like the Investment Adviser, is an indirect, wholly owned subsidiary of ING Group. Prior to July 26, 2000, the distributor for Growth and Income Fund was Lexington Funds Distributor, Inc. ("LFD").

     For the fiscal year ended June 30, 2000, the Distributor received the following amounts in sales charges, after re-allowance to Dealers in connection with rates of shares of Bank and Thrift Fund, Investment Funds, and Pilgrim

Mutual Funds: $1,582,951 with respect to Class A Shares; $0 with respect to Class B Shares; $397,625 with respect to Class C Shares; and $8,212 with respect to Class M Shares.

     For the fiscal year ended October 31, 2000, the Distributor received the following amounts in sales charges, after reallowance to Dealers, in connection with sales of shares of Mayflower Trust: $995,164 with respect to Class A Shares; $0 with respect to Class B Shares; and $150,713 with respect to Class C Shares.

     For the fiscal year ended December 31, 2000, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of SmallCap Opportunities Fund, Equity Trust, and Growth Opportunities Fund: $787,426 with respect to Class A Shares; $0 with respect to Class B Shares; $109,528 with respect to Class C Shares; and $0 with respect to Class T Shares.

                                RULE 12B-1 PLANS

     Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The Pilgrim Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T shares in amounts as set forth in the following table. The Pilgrim Funds do not have a 12b-1 Plan with respect to the Institutional Class.

                                            Fees Based On Average Daily Net Assets
                                --------------------------------------------------------------
Name of Fund                    Class A    Class B    Class C    Class M    Class Q    Class T
------------                    -------    -------    -------    -------    -------    -------
Balanced Fund                    0.35%      1.00%      1.00%       N/A       0.25%      0.75%
Bank and Thrift Fund             0.25%      1.00%      1.00%       N/A        N/A        N/A
Convertible Fund                 0.35%      1.00%      1.00%       N/A       0.25%       N/A
Growth and Income Fund           0.25%      1.00%      1.00%       N/A       0.25%       N/A
Growth Opportunities Fund        0.30%      1.00%      1.00%       N/A       0.25%      0.95%
Growth + Value Fund              0.30%      1.00%      1.00%       N/A       0.25%       N/A
Internet Fund                    0.35%      1.00%      1.00%       N/A        N/A        N/A
LargeCap Growth Fund             0.35%      1.00%      1.00%       N/A       0.25%       N/A
MagnaCap Fund                    0.30%      1.00%      1.00%      0.75%      0.25%       N/A
MidCap Growth Fund               0.35%      1.00%      1.00%       N/A       0.25%       N/A
MidCap Opportunities Fund        0.30%      1.00%      1.00%       N/A       0.25%       N/A
Research Enhanced Index Fund     0.30%      1.00%      1.00%       N/A       0.25%       N/A
SmallCap Growth Fund             0.35%      1.00%      1.00%       N/A       0.25%       N/A
SmallCap Opportunities Fund      0.30%      1.00%      1.00%       N/A       0.25%      0.95%
Tax Efficient Equity Fund        0.35%      1.00%      1.00%       N/A        N/A        N/A

     These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M, Class Q, and Class T Shares of the Pilgrim Funds, including payments to dealers for selling shares of the Pilgrim Funds and for servicing shareholders of these classes of the Pilgrim Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, 0.65% for Class M, 0.25% for Class Q, and 0.15%
- 0.95% for Class T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares and in the 1st month following a purchase of Class M and Class T Shares.

     The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A Shares of MagnaCap Fund. The Distributor has incurred costs and expenses with respect to Class A Shares that may be reimbursable in future months or years in the amounts of $994,817 for MagnaCap Fund (0.30% of its net assets) as of June 30, 2000. With respect to Class A Shares of each other Fund and Class B, Class C, Class M, Class Q, and Class T Shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

     In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Pilgrim Funds' Shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs; seminars for the public; advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Pilgrim Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

     The Rule 12b-1 Plans have been approved by the Board of Directors of each Fund, including all of the Directors who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

     In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such Pilgrim Funds and their respective shareholders.

     Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

     The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

     The following table shows the expenses incurred by Growth and Income Fund, Inc. for distribution-related activities under the Rule 12b-1 Plans during the fiscal year ended December 31.

                                   Aggregate Amount Paid   Aggregate Amount Paid
Name of the Fund                     December 31, 2000       December 31, 1999
----------------                     -----------------       -----------------
Growth and Income Fund                   $ 380,985               $ 102,040

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for Growth and Income Fund for the fiscal year ended December 31, 2000 were as follows.

Distribution Expenses                     Class A      Class B      Class C      Class Q       Class T
---------------------                    ----------   ----------   ----------   ----------    ----------
Growth and Income Fund Advertising.....  $      424   $        1   $        1          N/A           N/A
Printing...............................       8,058           13           14          N/A           N/A
Salaries & Commissions.................      55,937           88          100          N/A           N/A
Broker Servicing.......................     159,673          250          285          N/A           N/A
Miscellaneous..........................      36,934           60           67          N/A           N/A
TOTAL..................................     261,027          412          467          N/A           N/A

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Fund listed below for the fiscal year ended December 31, 2000 were as follows:

SmallCap Opportunities Fund               Class A      Class B      Class C      Class Q       Class T
---------------------------              ----------   ----------   ----------   ----------    ----------
Advertising............................  $    1,412   $    2,172   $    2,192   $     (129)   $      610
Printing...............................      26,826       41,277       41,643       (2,451)       11,584
Salaries & Commissions.................     251,210      386,540      389,970      (22,957)      108,479
Broker Servicing.......................     330,705      508,861      513,377      (30,222)      142,807
Miscellaneous..........................     292,499      450,072      464,065      (26,730)      126,308
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................     906,652    1,388,922    1,401,247      (82,489)      389,788
                                         ==========   ==========   ==========   ==========    ==========

MidCap Opportunities Fund
-------------------------
Advertising............................  $      204   $      264   $      480   $       12           N/A
Printing...............................       3,871        5,013        9,111          227           N/A
Salaries & Commissions.................      34,674       44,911       81,622        2,031           N/A
Broker Servicing.......................      11,845       15,342       27,883          694           N/A
Miscellaneous..........................      53,836       69,731      126,729        3,153           N/A
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................     104,430      135,261      245,825        6,117           N/A
                                         ==========   ==========   ==========   ==========    ==========

Growth Opportunities Fund                 Class A      Class B      Class C      Class Q       Class T
-------------------------                ----------   ----------   ----------   ----------    ----------
Advertising............................  $    1,692   $    1,448   $    2,070   $      116    $    1,467
Printing...............................      32,149       27,512       39,333        2,210        27,873
Salaries & Commissions.................     280,800      240,294      343,547       19,302       243,448
Broker Servicing.......................     336,896      288,299    1,412,179       23,158       292,083
Miscellaneous..........................     369,324      316,050      451,855       25,387       320,198
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................   1,020,862      873,603    1,248,984       70,173       885,069
                                         ==========   ==========   ==========   ==========    ==========

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Fund listed below for the fiscal period ended June 30, 2000 were as follows:

LargeCap Growth Fund                      Class A      Class B      Class C      Class Q       Class T
--------------------                     ----------   ----------   ----------   ----------    ----------
Advertising............................  $    1,700   $    3,277   $    2,483   $      294           N/A
Printing...............................      32,306       62,270       47,178        5,580           N/A
Salaries & Commissions.................     331,241      638,465      483,727       57,214           N/A
Broker Servicing.......................      83,999      161,907      122,667       14,509           N/A
Miscellaneous..........................     229,160      441,704      334,653       39,582           N/A
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................     678,406    1,307,623      990,709      117,179           N/A
                                         ==========   ==========   ==========   ==========    ==========

MidCap Growth Fund
------------------
Advertising............................  $      624   $      455   $    2,718   $       83           N/A
Printing...............................      11,848        8,653       51,639        1,578           N/A
Salaries & Commissions.................     418,813      305,882    1,825,421       55,787           N/A
Broker Servicing.......................      31,276       22,841      136,311        4,166           N/A
Miscellaneous..........................      67,823       49,533      295,597        9,034           N/A
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................     530,402      387,364    2,311,686       70,648           N/A
                                         ==========   ==========   ==========   ==========    ==========

SmallCap Growth Fund
--------------------
Advertising............................  $      832   $      423   $    2,630   $       54           N/A
Printing...............................      15,814        8,030       49,967        1,027           N/A
Salaries & Commissions.................     539,657      274,020    1,705,123       34,930           N/A
Broker Servicing.......................      41,807       21,228      132,094        2,706           N/A
Miscellaneous..........................      87,480       44,419      276,405        5,662           N/A
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................     685,589      348,120    2,166,217       44,375           N/A
                                         ==========   ==========   ==========   ==========    ==========

Convertible Fund
----------------
Advertising............................  $      778   $      890   $    2,483   $      261           N/A
Printing...............................      14,787       16,908       47,186        4,952           N/A
Salaries & Commissions.................     354,327      405,144    1,130,663      118,671           N/A
Broker Servicing.......................      39,321       44,960      125,473       13,169           N/A
Miscellaneous..........................      85,941       98,266      274,238       28,783           N/A
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................     495,154      566,168    1,580,044      165,837           N/A
                                         ==========   ==========   ==========   ==========    ==========

Balanced Fund                             Class A      Class B      Class C      Class Q       Class T
-------------                            ----------   ----------   ----------   ----------    ----------
Advertising............................  $      338   $      224   $      512   $        4    $      150
Printing...............................       6,424        4,264        9,722           69         2,858
Salaries & Commissions.................     176,821      117,351      267,574        1,903        78,673
Broker Servicing.......................      16,289       10,811       24,649          175         7,247
Miscellaneous..........................      29,417       19,523       44,515          371        13,088
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................     229,290      152,173      346,971        2,468       102,018
                                         ==========   ==========   ==========   ==========    ==========

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Fund listed below for the 10 months ended October 31, 2000 were as follows:

Growth + Value                            Class A      Class B      Class C      Class Q       Class T
--------------                           ----------   ----------   ----------   ----------    ----------
Advertising............................  $    1,412   $    2,812   $    3,479   $       44           N/A
Printing...............................      26,821       53,425       66,095          843           N/A
Salaries & Commissions.................     231,373      460,868      570,161        7,275           N/A
Broker Servicing.......................     274,524      546,819      676,496        8,632           N/A
Miscellaneous..........................     270,770      539,341      667,245        8,514           N/A
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................     804,900    1,603,265    1,983,476       25,308           N/A
                                         ==========   ==========   ==========   ==========    ==========

Research Enhanced Index Fund              Class A      Class B      Class C      Class Q       Class T
----------------------------             ----------   ----------   ----------   ----------    ----------
Advertising............................  $      557   $      545   $      129   $       24           N/A
Printing...............................      10,578       11,305        2,453          463           N/A
Salaries & Commissions.................      97,262      103,946       22,553        4,255           N/A
Broker Servicing.......................     102,284      109,312       23,717        4,475           N/A
Miscellaneous..........................     299,675      320,268       69,488       13,111           N/A
                                         ----------   ----------   ----------   ----------    ----------
TOTAL..................................     510,356      545,426      118,340       22,328           N/A
                                         ==========   ==========   ==========   ==========    ==========

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Fund listed below for the fiscal year ended June 30, 2000 were as follows (the Funds did not offer Class C or Class Q Shares until May 24, 1999, and certain Funds did not offer Class T Shares until January 4, 2000):

MagnaCap Fund                             Class A      Class B      Class C      Class M       Class Q       Class T
-------------                            ----------   ----------   ----------   ----------    ----------    ----------
Advertising............................  $    2,560   $      842   $       61   $      256    $       25           N/A
Printing...............................      48,643       15,994        1,156        4,869           481           N/A
Salaries & Commissions.................     968,875      318,567       23,019       96,982         9,586           N/A
Broker Servicing.......................     124,216       40,842        2,951       12,434         1,229           N/A
Miscellaneous..........................  $  176,412       58,004        4,191       17,658         1,745           N/A
                                         ----------   ----------   ----------   ----------    ----------    ----------
Total..................................   1,320,706      434,249       31,377      132,199        13,066           N/A
                                         ==========   ==========   ==========   ==========    ==========    ==========

Bank and Thrift Fund                      Class A      Class B      Class C      Class M       Class Q       Class T
--------------------                     ----------   ----------   ----------   ----------    ----------    ----------
Advertising............................  $    2,171   $    2,167          N/A          N/A           N/A           N/A
Printing...............................      41,255       41,170          N/A          N/A           N/A           N/A
Salaries & Commissions.................     681,184      679,787          N/A          N/A           N/A           N/A
Broker Servicing.......................     103,829      103,616          N/A          N/A           N/A           N/A
Miscellaneous..........................     171,514      171,163          N/A          N/A           N/A           N/A
                                         ----------   ----------   ----------   ----------    ----------    ----------
Total..................................     999,955      997,904          N/A          N/A           N/A           N/A
                                         ==========   ==========   ==========   ==========    ==========    ==========

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Fund listed below for the fiscal year ended October 31, 2000:

Tax Efficient Equity Fund                     Class A      Class B      Class C
-------------------------                     --------     --------     --------
Advertising................................        N/A          N/A          N/A
Printing...................................        N/A          N/A          N/A
Salaries & Commissions.....................        N/A          N/A          N/A
Broker Servicing...........................        N/A          N/A          N/A
Miscellaneous..............................        N/A          N/A          N/A
TOTAL                                         $170,099     $113,953     $ 27,429

Internet Fund
-------------
Advertising................................        N/A          N/A          N/A
Printing...................................        N/A          N/A          N/A
Salaries & Commissions.....................        N/A          N/A          N/A
Broker Servicing...........................        N/A          N/A          N/A
Miscellaneous..............................        N/A          N/A          N/A
TOTAL                                         $663,430     $561,083     $252,175

SHAREHOLDER SERVICING AGENT

     ING Pilgrim Group, LLC serves as Shareholder Servicing Agent for the Pilgrim Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

     In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

CODE OF ETHICS

     The Pilgrim Funds and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Pilgrim Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Pilgrim Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

     Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds," and "More Information About Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives. For the purposes of this section, Pilgrim Internet Fund and Pilgrim Tax Efficient Equity Fund will be referred to collectively as the funds that comprise Pilgrim Funds Trust. Pilgrim Growth + Value Fund and Pilgrim Research Enhanced Index Fund will be referred to collectively as the funds in Mayflower Trust. Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Convertible Fund, and Pilgrim Balanced Fund will be collectively referred to as "Pilgrim Mutual Funds."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

     Each Fund (except Growth Opportunities Fund, MidCap Opportunities Fund, the Funds that comprise Mayflower Trust, and SmallCap Opportunities) may invest its assets in certain short-term, high-quality debt instruments (and, in the case of Bank and Thrift Fund, investment grade debt instruments) and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

     Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

     Each Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. For Funds other than LargeCap Growth Fund, some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

     Each Fund may also buy other types of equity securities such as preferred stock, convertible securities, and warrants or other securities that are exchangeable for shares of common stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

     The Funds that comprise Pilgrim Mutual Funds may invest in "synthetic" convertible securities which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

     As a matter of operating policy, the Funds that comprise Pilgrim Mutual Funds will invest no more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     MidCap Growth Fund and MidCap Opportunities Fund will invest substantially all of their assets, and Bank and Thrift Fund may invest, in the equity securities of certain mid-cap companies. Mid-cap companies will tend to be smaller, less established companies and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Mid-cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of mid-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

EURODOLLAR CONVERTIBLE SECURITIES

     The Funds that comprise Pilgrim Mutual Funds may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     The Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

SECURITIES OF BANKS AND THRIFTS

     Bank and Thrift Fund invests primarily in equity securities of banks and thrifts. A "money center bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as "community banks".

     Bank and Thrift Fund may invest in the securities of banks or thrifts that are relatively smaller, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which the Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); as a result there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

     The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

     Changes in State and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, State and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the Federal and State levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.

     The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

     The thrifts in which Bank and Thrift Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision (the "OTS"). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.

PORTFOLIO HEDGING

     Each Fund (except Bank and Thrift Fund) may hedge against changes in financial markets, currency rates and interest rates. The Fund may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if they did not hedge. If the Fund do not correctly predict a hedge, it may lose money. In addition, the Fund pay commissions and other costs in connection with hedging transactions.

RISKS ASSOCIATED WITH HEDGING TRANSACTIONS.

     Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES.

     When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

SHORT-TERM INVESTMENTS

     The Funds (except the Funds that comprise Pilgrim Mayflower Trust) may invest in the following securities and instruments:

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS.

     The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS.

     Certain Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS.

     The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

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     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

     The Funds may invest in U.S. Government securities which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

MUNICIPAL SECURITIES

     The Funds that comprise Pilgrim Mutual Funds may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     The Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATION SECURITIES

     Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

     The Funds that comprise Pilgrim Mutual Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS

     The Funds that comprise Pilgrim Mutual Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

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
     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM MUNICIPAL OBLIGATIONS

     The Funds that comprise Pilgrim Mutual Funds may invest in short-term municipal obligations. These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     SHORT-TERM DISCOUNT NOTEs (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES

     The Funds that comprise Pilgrim Mutual Funds may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment

Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

CORPORATE DEBT SECURITIES

     Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

HIGH YIELD SECURITIES

     Balanced Fund and Convertible Fund may invest in high yield securities, which are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated.

     High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

     High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

     The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

     The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

     The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

PAYMENT EXPECTATIONS. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

LIQUIDITY AND VALUATION RISKS. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Directors to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent the Funds owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

TAXATION. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Pilgrim Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds' investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

BANKING INDUSTRY OBLIGATIONS

     Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     In order to secure prices or yields deemed advantageous at the time, the Pilgrim Funds (except Growth and Income Fund) may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

     When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

DERIVATIVES

     Each Fund (except Bank and Thrift Fund) may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative Instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it. In the case of Research Enhanced Index Fund, derivative investments generally will be limited to S&P 500 Index Options.

REAL ESTATE SECURITIES

     The Funds that comprise the Pilgrim Funds Trust may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Fund will not invest directly in real estate, a fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

MORTGAGE-RELATED SECURITIES

     The Funds (except Bank and Thrift Fund, Growth and Income Fund, and MagnaCap Fund) may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

     One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

     "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

     The prices of high coupon U.S. Government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

     The Funds indicated above may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the private pools. However, the timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

     It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

     Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

     CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and
(d) are not registered or regulated under the 1940 Act as investment companies.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by Pilgrim or a Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Growth + Value Fund, MidCap Opportunities Fund, and Research Enhanced Index Fund may invest up to 5% of its net assets in Privately Issued CMOs, IOs and POs when Pilgrim believes that such investments are consistent with the Fund's investment objective.

     The Funds (except Bank and Thrift Fund, Growth and Income Fund, MagnaCap Fund and the funds that comprise Pilgrim Funds Trust) may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

RISKS OF INVESTING IN MORTGAGE-RELATED SECURITIES

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

GNMA CERTIFICATES

     Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool which are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

ADJUSTABLE RATE MORTGAGE SECURITIES

     The Funds that comprise Pilgrim Funds Trust may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

     Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributed on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

CREDIT ENHANCEMENT. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

OPTIONAL TERMINATION OF A TRUST. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

UNDERLYING MORTGAGE LOANS. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

     Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

     The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

ASSET BACKED SECURITIES

     The non-mortgage-related asset-backed securities in which Pilgrim Mutual Funds and Pilgrim Funds Trust may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

     The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     The Funds (except Bank and Thrift Fund, Growth and Income Fund, LargeCap Growth Fund, MagnaCap Fund, MidCap Growth Fund and Large Cap Growth Fund) may invest in zero coupon securities. Convertible Fund and Balanced Fund will limit their investments in such securities to 35% of their respective net assets. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

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
     Balanced Fund and Convertible Fund may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

     The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

     The Funds that comprise Pilgrim Mutual Funds, Pilgrim Funds Trust, MagnaCap Fund, and Growth and Income Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES

     Each Fund (except Bank and Thrift Fund) may invest in foreign securities. The Funds that comprise Pilgrim Mutual Funds may invest in Emerging Markets Securities. Each Fund (except MagnaCap Fund) may invest up to 20% of its net assets in securities of foreign issuers, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange. MagnaCap Fund may invest up to 5% of its total assets, in certain foreign securities (including ADRs).

     Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

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
     Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

INTERNATIONAL DEBT SECURITIES. The Funds indicated above may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in

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U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

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FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

SOVEREIGN DEBT SECURITIES

     Certain Funds may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.

     BRADY BONDS

     Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

RISKS OF INVESTING IN FOREIGN SECURITIES

     Investments in foreign securities involve certain inherent risks, including the following:

     MARKET CHARACTERISTICS.

     Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

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Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     LEGAL AND REGULATORY MATTERS.

     In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     TAXES.

     The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Funds.

     COSTS.

     The expense ratios of the Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

     In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SECURITIES SWAPS

     The Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

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OPTIONS ON SECURITIES AND SECURITIES INDICES

     PURCHASING PUT AND CALL OPTIONS

     Each Fund (other than Bank and Thrift Fund, Growth and Income Fund, and MagnaCap Fund) is authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

     If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

     If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

     WRITING CALL OPTIONS

     Each Fund (other than Bank and Thrift Fund, Growth and Income Fund, and MagnaCap Fund) may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the

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option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

     STOCK INDEX OPTIONS

     Each Fund (other than Bank and Thrift Fund, Growth and Income Fund, and MagnaCap Fund) may also purchase put and call options with respect to the S&P 500 and other stock indices. The Funds may purchase such options as a hedge

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against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     DEALER OPTIONS

     Each Fund (other than Bank and Thrift Fund, Growth and Income Fund, and MagnaCap Fund) may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the Securities and Exchange Commission (the "Commission") takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the

                                       59
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Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

     LIMITS ON USE OF OPTIONS

     The Funds that comprise Pilgrim Mutual Funds may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

RISKS OF INVESTING IN OPTIONS ON SECURITIES AND INDICES

     There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

FOREIGN CURRENCY CONTRACTS

     Foreign Currency Options.

     Pilgrim MagnaCap Fund and the Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the

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purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     FORWARD CURRENCY CONTRACTS

     The Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     Each Fund (except Bank and Thrift Fund and MagnaCap Fund) may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

     A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

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     An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

     In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

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     LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS

     The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. None of the Funds that comprise Pilgrim Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

RISKS RELATING TO OPTIONS AND FUTURES CONTRACTS

     The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

     The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the

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price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

INDEX WARRANTS

     Research Enhanced Index Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If Research Enhanced Index Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Research Enhanced Index Fund will normally use Index Warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Although Research Enhanced Index Fund will normally invest only in exchange-listed warrants, Index Warrants are not likely to be as liquid as

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certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

FOREIGN CURRENCY FUTURES CONTRACTS

     Each Fund (other than Bank and Thrift Fund, Growth and Income Fund, and MagnaCap Fund) may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

     When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements,

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investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INTEREST RATE AND CURRENCY SWAPS

     The Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate

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cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

     A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

     INTEREST RATE SWAPS

     As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

     CROSS-CURRENCY SWAPS

     A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

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     SWAP OPTIONS

     The Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund and the Funds that comprise Pilgrim Mayflower Trust may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

     CAPS AND FLOORS

     The Funds indicated above may invest in interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

RISKS ASSOCIATED WITH SWAPS, CAPS AND FLOORS

     The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

NON-HEDGING STRATEGIC TRANSACTIONS

     A Fund's options, futures and swap transactions will generally be entered into for hedging purposes to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out

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transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest in illiquid, restricted, or not readily marketable securities, except MagnaCap Fund, MidCap Opportunities, Growth Opportunities, SmallCap Opportunities and the Funds that comprise Mayflower Trust may not invest in restricted securities (Mayflower Trust is also not permitted to invest in illiquid securities), if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity.

     Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

OTHER INVESTMENT COMPANIES

     Each Fund except MagnaCap Fund and the Funds that comprise Pilgrim Mayflower Trust may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. The Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

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     INVESTMENT COMPANIES THAT INVEST IN SENIOR LOANS.

     Certain Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

     Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

     Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

     CREDIT RISK. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

     In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

     COLLATERAL. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

     LIMITED SECONDARY MARKET. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

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     HYBRID LOANS. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

     SUBORDINATED AND UNSECURED LOANS. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

GUARANTEED INVESTMENT CONTRACTS

     The Funds that comprise the Pilgrim Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Money Market Funds) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

PRIVATE FUNDS

     The funds that comprise the Pilgrim Funds Trust may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

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REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser or Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act.

     Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by SmallCap Opportunities and Growth Opportunities Funds, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

     As an alternative to using repurchase agreements, each of the funds which comprise Mayflower Trust, MidCap Opportunities Fund, SmallCap Opportunities Fund, and Growth Opportunities Fund, may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

     The Funds (except Bank and Thrift Fund and MagnaCap Fund) may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, the Funds (except Bank and Thrift Fund, Growth and Income Fund, and MagnaCap Fund) may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased

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will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each Fund except Bank and Thrift Fund and Growth and Income Fund may lend portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. The Funds may lend securities only to financial institutions such as banks, broker/ dealers and other recognized institutional investors in amounts up to 30% of the Fund's total assets. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

     The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

LOAN PARTICIPATION AND ASSIGNMENTS

     Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and the Funds that comprise Pilgrim Mayflower Trust may invest in loan participation and loan assignments. A Fund's investment in loan participation typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments

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from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When a Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

TO BE ANNOUNCED SALE COMMITMENTS

     The funds that comprise Pilgrim Mutual Funds, Mayflower Trust and MidCap Opportunities Fund, may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

FLOATING OR VARIABLE RATE INSTRUMENTS

     The Funds that comprise Mayflower Trust, MidCap Opportunities Fund, Pilgrim Funds Trust, Pilgrim Mutual Funds, SmallCap Opportunities Fund, and Growth Opportunities Fund may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right

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to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

     A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

SHORT SALES

     The Funds that comprise Mayflower Trust, MidCap Growth Fund, SmallCap Growth Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund, and Growth Opportunities Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). MidCap Growth Fund and SmallCap Growth Fund may also make short sales of securities which they do not own or have the right to acquire.

     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities

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sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Directors has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

DIVERSIFICATION

     Each Fund except Internet Fund is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are

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limited to an amount not greater than 5% of the value of the total assets of the
Fund and to not more than 10% of the outstanding voting securities of the issuer).

     The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or Sub-Adviser in approximately equal amounts, and the Investment Adviser or Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.

     Internet Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. The Fund "concentrates" (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

BORROWING

     The Funds that comprise Pilgrim Mutual Funds may each borrow up to 20% of their total net assets for temporary, extraordinary, or emergency purposes. MagnaCap Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 5% of the value of its total assets. Bank and Thrift Fund may borrow, only in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. Growth Opportunities and SmallCap Opportunities Fund may borrow up to 5% of total assets from a bank as a temporary measure for extraordinary or emergency purposes. MidCap Opportunities may borrow, only in an amount up to 10% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. Growth + Value Fund may not borrow any amount in excess of 10% of their respective assets other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets. As part of its fundamental policies, the Research Enhanced Index Fund may not borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes. As an operating policy, the Research Enhanced Index Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If the Research Enhanced Index Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified. Growth and Income may borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or
(b) 10% of the gross assets of the Fund taken at cost. The Funds that comprise Pilgrim Funds Trust may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

     Under the Investment Company Act of 1940, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.
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                             INVESTMENT RESTRICTIONS

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS -- BANK AND THRIFT FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (1) Invest more than 25% of its total assets in any industry or group of related industries other than the banking and thrift industries, except for temporary or defensive positions.

     (2) Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions.

     (3) Invest in repurchase agreements maturing in more than 7 days, if as a result of such investment more than 10% of the Fund's total assets would be invested in such repurchase agreements.

     (4) Purchase securities for which there are legal or contractual restrictions on resale, if as a result of such purchase more than 10% of the Fund's total assets would be invested in such securities.

     (5) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock.

     (6) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 6. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences.

     (7) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities (See also Item 4 above.).

     (8) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, or write, purchase, or sell straddles, spreads or combinations thereof.

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
     (9) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives.

     (10) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 2 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing.

     (11) Issue senior securities, except (1) insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's fundamental restriction on borrowing and
          (2) as permitted by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or an exemption therefrom.

     The Fund is also subject to the following investment restrictions and policies that are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fund may not:

     (12) Participate on a joint or joint and several basis in any trading account in securities.

     (13) Purchase securities of any issuer for the purposes of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

     (14) Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years.

     (15) Purchase or retain the securities of any issuer if those officers or Directors of the Fund or officers or Directors of the Investment Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

     (16) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

INVESTMENT RESTRICTIONS -- GROWTH + VALUE FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Fund may not:

     (1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     (2)  Underwrite the securities of others;

     (3) Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

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
     (4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or Pilgrim, subject to conditions established by Pilgrim) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the cur-rent Prospectus and SAI of the Fund;

     (6) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     (7) Sell short, except that these Funds may enter into short sales against the box;

     (8) Invest more than 25% of its assets in any one industry or related group of industries;

     (9) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     (10) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     (11) Borrow money except to the extent permitted under the 1940 Act;

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

     (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     (2) Make an investment for the purpose of exercising control over management;

     (3)  Invest more than 15% of its net assets in illiquid securities; or

     (4) Borrow any amount in excess of 10% of their respective assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- GROWTH AND INCOME FUND

     The Fund has adopted the following investment restrictions that cannot be changed without shareholder approval. The Fund shareholder vote required for modification of the investment policies or restrictions listed below is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities. The Fund may not:

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
     (1)  Issue senior securities;

     (2)  Underwrite securities of other issuers;

     (3) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable);

     (4) Make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or
          (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

     (5) Purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission;

     (6)  Purchase any security on margin or effect a short sale of a security;

     (7) Buy securities from or sell securities to any of its officers and directors or those of the investment adviser or principal distributor as principal;

     (8) Contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund;

     (9) Retain securities of an issuer when one or more of the officers and directors of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer;

     (10) Invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer;

     (11) Invest in companies for the purpose of exercising management or control; or

     (12) Concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets.

     In addition to the above fundamental investment restrictions, the Fund has undertaken not to: a) invest an aggregate of more than 5% of its total assets in the securities of unseasoned issuers and equity securities of issuers which are not readily marketable; b) invest in puts, calls, straddles, spreads, and any combination thereof; or c) pledge, mortgage or hypothecate the assets of the Fund to an extent greater than 15% of the gross assets of the Fund taken at cost.

     The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at

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
cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

     The 5% diversification limitation set forth in subparagraph (x) above does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation.

     The Fund may not use more than 5% of its net assets to purchase illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board of Directors and guidelines adopted by the Board of Directors, the Investment Adviser has determined to be liquid.

INVESTMENT RESTRICTIONS -- MAGNACAP FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (1)  Engage in the underwriting of securities of other issuers.

     (2) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the Securities Act of 1933, as amended.

     (3) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities).

     (4) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities."

     (5) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets.

     (6) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets.

     (7) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions.

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
     (8) Effect short sales, or purchase or sell puts, calls, spreads or straddles.

     (9) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account.

     (10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (11) Invest more than 25% of the value of its total assets in any one industry.

     (12) Purchase or retain in its portfolio any security if an Officer or Director of the Fund or its investment Adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

     (13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

     The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not engage in the purchase or sale of real estate or real estate limited partnerships. The Fund also will not make loans to other persons unless collateral values are continuously maintained at no less than 100% by "marking to market" daily. The Fund also may not invest more than 5% of its total assets in securities of companies which, including predecessors, have not had a record of at least three years of continuous operations, and may not invest in any restricted securities.

INVESTMENT RESTRICTIONS -- MIDCAP OPPORTUNITIES FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

     (1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and
          (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     (2)  Underwrite the securities of others;

     (3) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

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
     (4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or Pilgrim, subject to conditions established by Pilgrim), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     (6) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     (7) Sell short, except that the Fund may enter into short sales against the box;

     (8) Invest more than 25% of its assets in any one industry or related group of industries;

     (9) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     (10) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     (11) Borrow money in excess of 10% of its net assets for temporary purposes;

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

     (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     (2) Make an investment for the purpose of exercising control over management;

     (3)  Invest more than 15% of its net assets in illiquid securities; or

     (4) Borrow any amount in excess of 10% of the Fund's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- PILGRIM FUNDS TRUST

     The Funds have adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of a Fund's outstanding voting shares.

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
     The Funds, except as indicated, may not:

     (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

     (4) Invest in companies for the purpose of exercising control or management;

     (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) Pilgrim Global Information Technology Fund, and Pilgrim Global Communications Fund will concentrate their investments as described in the Prospectus.

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

     (9) Invest more than 15%, 10% in the case of the ING Money Market Funds, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

     In addition, Tax Efficient Equity Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

     Each Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

INVESTMENT RESTRICTIONS -- PILGRIM MUTUAL FUNDS

     The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (are defined in the 1940 Act).

     The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

     (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

     (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

     (3) Invest 25% or more of the market value of its total assets in the securities of issuers any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by the Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

     (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

     (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to the Money Market Fund.

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
     (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

     (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market Fund.

     (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

     (9) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

     (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     (11) Engage in short sales (other than MidCap Growth, and SmallCap Growth), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

     (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

     (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

     (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

     (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets,
          (iii) not more than 25% of a Fund's net assets would be hedged, and
          (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

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
     For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, I.E., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the Securities Act of 1933. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

OPERATING RESTRICTIONS - FOR PILGRIM MUTUAL FUNDS

     As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, the Funds may not:

     (1) Invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

     (2) Lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

INVESTMENT RESTRICTIONS -- RESEARCH ENHANCED INDEX FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

     (1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 33 1/3% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and
          (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     (2)  Underwrite the securities of others;

     (3) Purchase or sell real estate, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     (4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or Pilgrim, subject to conditions established by Pilgrim) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     (6)  Invest more than 25% of its assets in any one industry;

     (7) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     (8) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

     (1) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     (2) Sell short, except that the Fund may enter into short sales against the box;

     (3) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act, rules thereunder or any order pursuant thereto or by any state in which shares of the Fund are registered;

     (4) Make an investment for the purpose of exercising control over management;

     (5)  Invest more than 15% of its net assets in illiquid securities; or

     (6) Borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes.

     As a fundamental policy, this Fund may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, this Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If this Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

     In addition to the above noted investment policies, Research Enhanced Index Fund's Sub-Adviser intends to monitor the sector and security weightings of its portfolio relative to the composition of the S&P 500 Index. In that regard, the Sub-Adviser intends to manage the Fund so that its sector weightings and securities holdings closely approximate the sector and securities weightings of the Index. As noted in the prospectus, the Sub-Adviser may vary modestly the weightings of portfolio securities so that index securities that appear to be overvalued may be underweighted and securities that may appear to be underweighted may be overvalued. Steps will be taken periodically to rebalance positions consistent with maintaining reasonable transaction costs and reasonable weightings relative to the Index. While the Fund seeks to modestly outperform the S&P 500 Index, the Fund expects that its returns will have a coefficient correlation of 0.90% or better to the S&P 500 Index.

INVESTMENT RESTRICTIONS -- SMALLCAP
OPPORTUNITIES FUND AND GROWTH OPPORTUNITIES FUND

     The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Funds may not:

     (1) Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

     (2) Purchase securities of any one issuer (except U.S. government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; PROVIDED, HOWEVER, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

     (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

     (4) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

     (5) Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

     (6) Make loans, except that each of these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

     (7) Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

     (8) Borrow money in excess of 5% of its total assets (taken at market value);

     (9) Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets);

     (10) Purchase more than 10% of the voting securities of any one issuer, except U.S. government securities;

     (11) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

     (12) Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Funds may not:

     (1) Purchase securities on margin, except these Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options is not considered the purchase of a security on margin);

     (2) Write put and call options, unless the options are covered and the Fund invests through premium payments no more than 5% of its total assets in options transactions, other than options on futures contracts;

     (3) Purchase and sell futures contracts and options on futures contracts, unless the sum of margin deposits on all futures contracts held by the Fund, and premiums paid on related options held by the Fund, does not exceed more than 5% of the Fund's total assets, unless the transaction meets certain "bona fide hedging", criteria (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5%);

     (4) Invest in securities of any issuer if any officer or Trustee of the Fund or any officer or director of Pilgrim owns more than 1/2 of 1% of the outstanding securities of the issuer, and such officers, directors and Trustees own in the aggregate more than 5% of the securities of such issuer;

     (5) Invest in interests in oil, gas or other mineral exploration or development programs, (although it may invest in issuers that own or invest in such interests);

     (6) Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets;

     (7) Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies;

     (8) Purchase warrants if, as a result, warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or if warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements, taken at the lower of cost or market value, would represent more than 2% of the value of the Fund's net assets (for this purpose, warrants attached to securities will be deemed to have no value); or

     (9) Make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions.

                             PORTFOLIO TRANSACTIONS

     Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes each Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub-Advisor determines, subject to the instructions of and review by the Board of Directors of a Fund, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, each Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. With respect to Bank and Thrift Fund, such other factors would include the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the Pilgrim Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     While it will continue to be the Pilgrim Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

     Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the

Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

     Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors. To the extent any of the Pilgrim Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Insofar as a specific Fund is concerned, this system could have a detrimental effect on the price or value of the security.

     Each Fund does not intend to effect any transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Adviser, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Adviser will offset against its management fee a part of any tender fees that may be legally received and retained by an affiliated broker-dealer.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Pilgrim Funds will not necessarily pay the lowest spread or commission available.

     Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

                            For the Fiscal Year/Period     For the Fiscal Years
                                   Ended June 30             Ending March 31
                              -----------------------    -----------------------
                                 2000        1999(1)        1999         1998
                              ----------   ----------    ----------   ----------
Balanced Fund(2)              $  102,510   $   38,023    $   25,782   $   43,966
Convertible Fund              $  134,086   $   15,340    $  158,049   $  130,017
LargeCap Growth Fund(2)       $1,017,307   $   58,467    $  115,558   $   30,907
MidCap Growth Fund(3)         $  677,532   $  344,683    $1,291,517   $1,809,755
SmallCap Growth Fund(3)       $  545,288   $  156,586    $  974,722   $1,002,867

----------
(1)  For the three month period from April 1, 1999 through June 30, 1999.
(2) The increase in brokerage commissions paid by the Funds during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Funds during 2000.
(3) The decrease in brokerage commissions paid by the Funds during the most recent fiscal year in comparison to the two preceding fiscal years is due to the decrease in the sale of shares held by the Funds.

                                            For The Fiscal Years Ended June 30
                                          --------------------------------------
                                             2000          1999          1998
                                          ----------    ----------    ----------
Bank and Thrift Fund(1)                   $   359,31    $  584,160    $  316,000
MagnaCap Fund                             $  301,665    $  300,524    $  456,000

----------
(1) For the Bank and Thrift Fund, for the years ended December 31, 1997 and the six-month period ended June 30, 1998.

                                           For The Fiscal Years Ended October 31
                                          --------------------------------------
                                             2000          1999          1998
                                          ----------    ----------    ----------
Growth + Value Fund(1)                    $  731,028    $  374,786    $  339,495
Research Enhanced Index Fund(1) (2)       $  165,557    $  103,616           N/A
Tax-Efficient Equity Fund                 $   32,736    $   53,629           N/A
Pilgrim Internet Fund(1)                  $   29,897    $    3,208           N/A

----------
(1) The increase in brokerage commissions paid by the Funds during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Funds during 2000.
(2)  The Research Enhanced Index Fund commenced operations on December 30, 1998.
(3)  The Tax Efficient Equity Fund commenced operations on December 15, 1998.
(4)  The Internet Fund commenced operations on July 1, 1999.

                                          For The Fiscal Years Ended December 31
                                          --------------------------------------
                                             2000          1999          1998
                                          ----------    ----------    ----------
SmallCap Opportunities Fund(1)            $1,042,831    $  429,651    $  957,784
MidCap Opportunities Fund(1)              $  393,763    $  144,341    $   54,968
Growth Opportunities Fund(1)              $3,193,870    $1,091,033    $  423,680
Growth and Income Fund                    $  592,997    $  482,487    $  372,204

----------
(1) The increase in brokerage commissions paid by the Funds during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Funds during 2000.

     Of the total commissions, $512,125 paid during the fiscal year ended June 30, 2000, $143,883 paid during the fiscal year ended October 31, 2000, and $783,519 paid during the fiscal year ended December 31, 2000, were paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

     During the year ended June 30, 2000, the following Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents; MidCap Growth Fund-Donaldson Lufkin & Jenrette; Convertible Fund-Merrill Lynch & Co., Morgan Stanley Dean Witter Discover Co.; Balanced Fund-Donaldson Lufkin & Jenrette, Goldman Sachs Group, Merrill Lynch & Co., Morgan Stanley Dean Witter Discover & Co.; LargeCap Growth Fund-Goldman Sachs Group. The holdings of securities of such brokers and dealers were as follows as of June 30, 2000:
Convertible Fund- Morgan Stanley Dean Witter Discover Co. $4,653,766; Balanced Fund-J. P. Morgan & Co. $825,937, Merrill Lynch & Co. $776,250; SmallCap Growth Fund-Dain Rauscher Corp. $2,059,200.

     As of October 31, 2000 none of the Pilgrim Funds held securities of their regular brokers or dealers. As of December 31, 2000, non of the Pilgrim Funds held securities of their regular brokers or dealers.

     ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Pilgrim Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M Shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

     Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

     Class A or Class M Shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A Shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Pilgrim Fund purchased.

     Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end Pilgrim Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

     Shareholders of Pilgrim General Money Market shares who acquired their Shares by using all or a portion of the proceeds from the redemption of Class A or Class M Shares of other open-end Pilgrim Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

     The officers, directors and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

     Class A or M Shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser.

     Class A or Class M Shares may also be purchased without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Pilgrim Investments serves as adviser.

     Shares of MagnaCap Fund are acquired at net asset value by State Street Bank & Trust, Kansas City, Missouri, as Custodian for Pilgrim Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of June 30, 1999, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

     The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

     An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M Shares of any of the Funds which offers Class A Shares, Class M Shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any

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time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the

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
difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Pilgrim General Money Market shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Fund and other open-end Pilgrim Funds (excluding Pilgrim General Money Market shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

     Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

     Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any

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redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

     Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

     Certain purchases of Class A Shares and most Class B and Class C Shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus. No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period,
(ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

     The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A Shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

     If you sell Class B, Class C or Class T Shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T Shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent

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or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

     A shareholder's Class B Shares will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs, together with a pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares, except that Class B Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B Shares so converted will no longer be subject to the higher expenses borne by Class B Shares. The conversion will be effected at the relative net asset values per share of the two Classes.

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     CDSC SCHEDULE FOR SHARES OF EQUITY TRUST, SMALLCAP OPPORTUNITIES FUND,
         GROWTH OPPORTUNITIES FUND, AND MAYFLOWER TRUST PURCHASED BEFORE
                                NOVEMBER 1, 1999

     Effective November 1, 1999, the Funds listed above adopted a new CDSC schedule, as set forth in the prospectus. Class B Shares of those Funds purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:

           Years After You                        CDSC as a Percentage
          Bought the Shares                        of Amount Redeemed
          -----------------                        ------------------
               1st Year                                   5.00%
               2nd Year                                   4.00%
               3rd Year                                   3.00%
               4th Year                                   2.00%
               5th Year                                   2.00%
            After 5 Years                                   --

DEALER COMMISSIONS AND OTHER INCENTIVES

     In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                                  EQUITY FUNDS

                                         Dealers' Reallowance as a
                                        Percentage of Offering Price
                                        ----------------------------
          Amount of Transaction          Class A            Class M
          ---------------------          -------            -------
            Less than $50,000             5.00%              3.00%
            $50,000 - $99,999             3.75%              2.00%
           $100,000 - $249,999            2.75%              1.00%
           $250,000 - $499,000            2.00%              1.00%
           $500,000 - $999,999            1.75%              None
           $1,000,000 and over          See below            None

     The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:

                                           Dealer Commission as a
           Amount of Transaction        Percentage of Amount Invested
           ---------------------        -----------------------------
          $1,000,000 to $2,499,000                  1.00%
          $2,500,000 to $4,999,999                  0.50%
            $5,000,000 and over                     0.25%

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     Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

     The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC. For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

     The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this Statement of Additional Information.

                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this SAI, the New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The Long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board of Directors, in accordance with methods that are specifically authorized by the Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

     Options on currencies purchased by the Pilgrim Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

     The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors.

     Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of the Fund's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

     In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

     The per share net asset value of Class A Shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

     Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

     Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

     The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

     Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

     As discussed in the Prospectus, the Pilgrim Funds provide a Pre-Authorized Investment Program ("Program") for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Pilgrim Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

     For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

     All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's

Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

     For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Pilgrim Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

     Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Pilgrim Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

     Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

     As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B Shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

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     (2)  Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

     (3) Pilgrim Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Pilgrim Funds' Prospectus or herein.

     (4) Telephone redemption requests must meet the following conditions to be accepted by Pilgrim Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

          (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a thirty (30) day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim Fund being acquired.

     (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

     (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Pilgrim Funds' then-current prospectus.

     (10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

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SYSTEMATIC WITHDRAWAL PLAN

     You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

     During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C Shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

     As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Pilgrim Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Pilgrim Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting the Pilgrim Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pilgrim Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived

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
with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The status of the Pilgrim Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Pilgrim Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

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OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

     Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

     If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

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BACKUP WITHHOLDING

     Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTIONS

     The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

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     The contingent deferred sales charge will be waived with respect to Class T
Shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump sum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a tax free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs,
Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T Shares, including shares of the Class T account of the Money Market Portfolio.

EXCHANGES

     The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the Shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

     Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING Pilgrim to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Pilgrim reserves the right to reject any exchange request.

CONVERSION FEATURE

     Class B and Class T Shares of each Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B or Class T Shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

     Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                         n
                                 P(1 + T)  = ERV

Where:
     P   =   a hypothetical initial payment of $1,000,
     T   =   the average annual total return,
     n   =   the number of years, and
   ERV   =   the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     All total return figures assume that all dividends are reinvested when paid.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

     Prior to October 17, 1997, Bank and Thrift Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of Common Stock of the Fund were designated as Class A Shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is restated to reflect the current maximum front-end sales load payable by the Class A Shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A Shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17, 1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

     Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                              6
                              Yield= 2[(a-b+1)  - 1
                                        ---
                                        cd
where

     a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d = the maximum offering price per share on the last day of the period.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above. A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, Bank and Thrift Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.

     The yield for the various classes of Pilgrim fixed income funds for the month ended June 30, 2000 was as follows:

Fund                          Class A   Class B   Class C   Class M   Class Q
----                          -------   -------   -------   -------   -------
Convertible Fund                1.56      1.01      1.01      N/A       1.76
Balanced Fund                   2.98      2.47      2.47      N/A       2.72

     The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended December 31, 2000, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to December 31, 2000, are as follows:

                                                             Since     Inception
                               1 Year   5 Year   10 Year   Inception      Date
                               ------   ------   -------   ---------      ----
MagnaCap Fund
  Class A                       -4.58    13.47    14.63      12.39      8/30/73
  Class B                       -3.90    13.84       --      15.27      7/17/95
  Class C                       -0.30       --       --       4.11       6/1/99
  Class M                       -2.62    13.54       --      14.92      7/17/95
  Class Q                        1.33       --       --       1.19     11/19/99

Bank and Thrift Fund
  Class A                       20.43    17.43    20.97      14.48      1/24/86
  Class B                       21.82       --       --       2.68     10/20/97

LargeCap Growth Fund
  Class A                      -23.77       --       --      31.42      7/21/97
  Class B                      -23.67       --       --      32.38      7/21/97
  Class C                      -20.51       --       --      32.82      7/21/97
  Class Q                      -19.12       --       --      33.90      7/21/97

                                                             Since     Inception
                               1 Year   5 Year   10 Year   Inception      Date
                               ------   ------   -------   ---------      ----
MidCap Growth Fund
  Class A                      -10.07    22.17       --      19.00      4/19/93
  Class B                       -8.99    22.68       --      24.85      5/31/95
  Class C                       -5.95    22.88       --      19.18      4/19/93
  Class Q                       -4.47    23.93       --      24.28      6/30/94

SmallCap Growth Fund
  Class A                      -10.95    18.21       --      17.42     12/27/93
  Class B                      -10.36    18.56       --      21.17      5/31/95
  Class C                       -7.05    18.87       --      17.67     12/27/93
  Class Q                       -5.40    20.16       --      19.77      8/31/95

Convertible Fund
  Class A                      -14.26    18.07       --      16.04      4/19/93
  Class B                      -13.08    18.65       --      19.34      5/31/95
  Class C                      -10.18    18.76       --      16.19      4/19/93
  Class Q                       -8.74    19.88       --      19.29      8/31/95

Balanced Fund
  Class A                       -8.78    11.34       --      11.07      4/19/93
  Class B                       -8.17    11.83       --      12.66      5/31/95
  Class C                       -4.68    11.93       --      11.23      4/19/93
  Class Q                       -3.06    13.06       --      12.10      8/31/95
  Class T                          --       --       --      -9.99      3/31/00

Growth + Value Fund
  Class A                      -18.02       --       --      19.51     11/18/96
  Class B                      -17.46       --       --      20.12     11/18/96
  Class C                      -14.33       --       --      20.38     11/18/96
  Class Q                          --       --       --     -26.85      6/05/00

Research Enhanced Index Fund
  Class A                      -17.23       --       --      -0.94     12/30/98
  Class B                      -17.16       --       --      -0.10     12/30/98
  Class C                      -13.66       --       --       1.43     12/30/98
  Class I                      -11.83       --       --       2.42     12/30/98
  Class Q                          --       --       --     -13.76       4/4/00

                                                             Since     Inception
                               1 Year   5 Year   10 Year   Inception      Date
                               ------   ------   -------   ---------      ----
SmallCap Opportunities Fund
  Class A                      -11.44    26.15       --      25.71       6/5/95
  Class B                      -10.63    26.61       --      26.11       6/5/95
  Class C                       -7.55    26.72       --      26.14       6/5/95
  Class T                       -9.66    26.93    22.41      15.00       2/3/86
  Class I                       -5.21       --       --      57.81       4/1/99
  Class Q                          --       --       --      -8.29       4/4/00

MidCap Opportunities Fund
  Class A                       -6.08       --       --      46.55      8/20/98
  Class B                       -5.52       --       --      48.64      8/20/98
  Class C                       -1.92       --       --      49.17      8/20/98
  Class I                        0.08       --       --      50.66      8/20/98
  Class Q                          --       --       --      -5.86       4/4/00

Growth Opportunities Fund
  Class A                      -23.75    22.09       --      21.95       6/5/95
  Class B                      -23.46    22.53       --      22.37       6/5/95
  Class C                      -20.41    22.73       --      22.45       6/5/95
  Class T                      -22.65    22.77    18.10      14.87       2/3/86
  Class I                      -18.74       --       --      26.62      3/31/97
  Class Q                          --       --       --     -17.55       6/1/00

Tax Efficient Equity Fund
  Class A                      -13.52       --       --       4.96     12/15/98
  Class B                      -13.41       --       --       5.71     12/15/98
  Class C                       -9.86       --       --       7.36     12/15/98

Pilgrim Internet Fund
  Class A                      -70.93       --       --     -22.49       7/1/99
  Class B                      -70.56       --       --     -21.60       7/1/99
  Class C                      -69.66       --       --     -19.99       7/1/99

                                                             Since     Inception
                               1 Year   5 Year   10 Year   Inception      Date
                               ------   ------   -------   ---------      ----
Growth and Income Fund
  Class A(1)                    -8.70    16.12    14.82         --      2/11/59
  Class B                                                   -15.69      8/22/00
  Class C                                                   -10.07      9/26/00

----------
(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares.

     Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other Pilgrim Funds and the dollar amount of the assets under management;
(vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

     In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, Pilgrim Capital, ING Pilgrim Group, LLC or affiliates of the Company, the Investment Adviser, the Sub-Advisers, Pilgrim Capital or ING Pilgrim Group, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital; (iv) the past performance of Pilgrim Capital and ING Pilgrim Group, LLC; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

     The authorized capital stock of Pilgrim Investment Funds, Inc. consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as Shares of MagnaCap Fund. The authorized capital stock of Pilgrim

Bank and Thrift Fund, Inc. consists of 100,000,000 shares of common stock having a par value of $0.001/per share. Holders of shares of Pilgrim Bank and Thrift Fund, Inc. have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. The authorized capital of Pilgrim Mutual Funds, Pilgrim Equity Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, and Pilgrim Mayflower Trust, is in each case an unlimited number of shares of beneficial interest. The authorized capital of Growth and Income Fund consists of 500,000,000 shares of common stock having a par value of $0.001/per share. The authorized capital of Pilgrim Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.. Holders of shares of each Funds have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors will continue to hold office and appoint successor Directors.

     The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

     The cash and securities owned by Growth + Value, Research Enhanced Index, LargeCap Growth, MidCap Growth, SmallCap Growth, Convertible, Balanced, MagnaCap and Bank and Thrift Funds are held by State Street, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

     The cash and securities owned by Growth & Income Fund are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, as custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

     Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

     KPMG LLP acts as independent auditors for the funds.

OTHER INFORMATION

     Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

     Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

     The fiscal year of Pilgrim Funds Trust and Mayflower Trust ends on October
31. The fiscal year of the Funds which comprise Bank and Thrift Fund, Investment Funds, and Pilgrim Mutual Funds ends on June 30. The fiscal year of Funds which comprise the Equity Trust, SmallCap Opportunities Fund, and Growth Opportunities Fund, ends on December 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

DECLARATION OF TRUST

     Equity Trust, SmallCap Opportunities Fund, Growth Opportunities Fund, and Mayflower Trust are organized as Massachusetts business trusts. The Declaration of Trust of each of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

     The financial statements from the Funds' June 30, 2000 Annual Reports (for Investment Funds, Bank and Thrift Fund, and Pilgrim Mutual Funds), and December 31, 2000 Annual Report (which includes SmallCap Opportunities Fund, Growth Opportunities Fund, and Equity Trust), and October 31, 2000 Annual Report (for Pilgrim Funds Trust and Mayflower Trust) are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting Pilgrim Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                       STATEMENT OF ADDITIONAL INFORMATION

                               Pilgrim Funds Trust
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                 General and Account Information: 1-800-992-0180

                                  March 1, 2001
--------------------------------------------------------------------------------

             ING MUTUAL FUNDS MANAGEMENT CO. LLC, Investment Manager
                            ("IMFC" or the "Manager")

       ING PILGRIM SECURITIES, INC., Distributor and Principal Underwriter
                          ("IPS" or the "Distributor")

     This Statement of Additional Information ("SAI") describes the shares of 12 funds (each, a "Fund" or, collectively, the "Funds") managed by IMFC. Each Fund is a portfolio of Pilgrim Funds Trust (the "Trust"), an open-end management investment company. The Funds are:

STOCK FUNDS                                     BOND FUNDS
-----------                                     ----------
Pilgrim European Equity Fund                    Pilgrim Intermediate Bond Fund
Pilgrim Tax Efficient Equity Fund               Pilgrim High Yield Bond Fund
Pilgrim Global Information Technology Fund      Pilgrim National Tax-Exempt Bond Fund
Pilgrim Global Communications Fund
Pilgrim Global Real Estate Fund                 MONEY MARKET FUNDS
Pilgrim Internet Fund                           ------------------
Pilgrim Internet Fund II
                                                ING Pilgrim Money Market Fund
                                                Pilgrim National Tax-Exempt Money Market Fund

     This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the current Prospectus for the Funds, dated March 1, 2001, as amended or supplemented from time to time. This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and telephone number printed above.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HISTORY OF THE FUNDS..........................................................1
MANAGEMENT OF THE FUNDS.......................................................1
EXPENSE LIMITATION AGREEMENTS.................................................9
INVESTMENT POLICIES AND RISKS.................................................9
INVESTMENT RESTRICTIONS......................................................35
PORTFOLIO TRANSACTIONS.......................................................37
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................39
PURCHASE AND REDEMPTION PLANS................................................48
DETERMINATION OF NET ASSET VALUE.............................................50
BROKER DEALER COMPENSATION...................................................52
TAXATION ....................................................................53
OTHER INFORMATION ...........................................................59
FINANCIAL STATEMENTS.........................................................68
APPENDIX ....................................................................69

                              HISTORY OF THE FUNDS

     The Trust is a Delaware business trust established under a Trust Instrument dated July 30, 1998 and currently consists of twelve separately managed portfolios, all but six of which are discussed in this SAI. Each portfolio other than ING Pilgrim Money Market Fund (formerly, ING Money Market Fund) is comprised of three different classes of shares -- Class A shares, Class B shares and Class C shares. ING Pilgrim Money Market Fund is comprised of four different classes of shares -- Class A shares, Class B shares, Class C shares and Class I shares. Currently, Class I shares are only offered by ING Pilgrim Money Market Fund. Class X shares are no longer offered.

     On February 28, 2001, the name of the Trust was changed to Pilgrim Funds Trust. The names of each of the following Funds were changed as follows:

OLD NAME                                     NEW NAME
--------                                     --------
ING Tax Efficient Equity Fund                Pilgrim Tax Efficient Equity Fund
ING Global Information Technology Fund       Pilgrim Global Information Technology Fund
ING Global Communications Fund               Pilgrim Global Communications Fund
ING Global Real Estate Fund                  Pilgrim Global Real Estate Fund
ING Internet Fund                            Pilgrim Internet Fund
ING Internet Fund II                         Pilgrim Internet Fund II
ING Intermediate Bond Fund                   Pilgrim Intermediate Bond Fund
ING High Yield Bond Fund                     Pilgrim High Yield Bond Fund
ING National Tax-Exempt Bond Fund            Pilgrim National Tax-Exempt Bond Fund
ING Money Market Fund                        ING Pilgrim Money Market Fund

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Board of Trustees. The principal occupations of the Trustees and executive officers of the Funds for the past five years are listed below. The address of each, unless otherwise indicated, is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Trustees deemed to be "interested persons" of the Funds for purposes of the 1940 Act are indicated by an asterisk.


     Joseph N. Hankin, Trustee - Age 60, Four Merion Drive, Purchase, NY 10577-1302. President, Westchester Community College (since 1971); Adjunct Professor of Columbia University Teachers College (since 1976). Dr. Hankin is also a Trustee of the First Choice Funds and Stagecoach Funds.

     Jack D. Rehm, Trustee - Age 67, 3131 Fleur Drive, Des Moines, IA 50321. Chairman of the Board (Retired) of Meredith Corp. (1992-1997); President and Chief Executive Officer of Meredith Corp. (1989-1996). Mr. Rehm is also a Director of Meredith Corp., International Multifoods Corp. and Star Tek, Inc.

     Blaine E. Rieke, Trustee - Age 66, 6111 North Berkeley Blvd., Milwaukee, WI 53217. General Partner of Huntington Partners (1997-present); Chairman and Chief Executive Officer of Firstar Trust Company (1973-1996). Mr. Rieke is also a Director of Morgan Chase Trust Company.

     Richard A. Wedemeyer, Trustee - Age 63, 78 Summit Road, Riverside, CT 06878. Vice President, The Channel Corporation (1996-present); Vice President of Performance Advantage, Inc. (1992-1996); Vice President, Operations and Administration of Jim Henson Productions (1979-1997). Mr. Wedemeyer is also a Trustee of the First Choice Funds.

     James M. Hennessy, President, Chief Executive Officer and Chief Operating Officer. (Age 51) President and Chief Executive Officer (since February 2001) and Chief Operating Officers (since June 2000). Formerly Senior Executive Vice President (since June 2000) and formerly Secretary (since April 1995), Pilgrim Capital (formerly Express America Holdings Corporation), ING Pilgrim Group, ING Pilgrim Securities and ING Pilgrim Investments; Senior Executive Vice President and Secretary of each of the other Pilgrim Funds. Formerly Executive Vice President, Pilgrim Capital Corporation and its affiliates (May 1998- June 2000) and Senior Vice President, ING Pilgrim Capital (April 1995 - April 1998).

     Stanley D. Vyner, Executive Vice President and Chief Investment Officer - Fixed Income and International Equities. (Age 50) Executive Vice President of most of the Pilgrim Funds (since July 1996). Formerly, President and Chief Executive Officer of Pilgrim Investments (August 1996-August 2000).

     Mary Lisanti, Executive Vice President and Chief Investment Officer - Domestic Equities. (Age 44) Executive Vice President of the Pilgrim Funds (since May 1998). Formerly Portfolio Manger, Strong Capital Management; and Managing Director and Head of Small- and MidCapitalization Equity Strategies at Bankers Trust Corp. (1993-1996).

     Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 42) Senior Vice President and Chief Financial Officer, ING Pilgrim Group, ING Pilgrim Investments and ING Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 37) Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group (August 1995-February 1997).

     Robyn L. Ichilov, Vice President and Treasurer. (Age 33) Vice President, ING Pilgrim Investments (since August 1997), Accounting Manager (since November
1995). Vice President and Treasurer of most of the other Pilgrim Funds.

     Kimberly A. Anderson, Vice President and Secretary. (Age 36) Vice President of Pilgrim Group, Inc. (since January 2001) and of each of the Pilgrim Funds (since February 2001). Formerly Assistant President and Assistant Secretary of each of the Pilgrim Funds (since August 1999) and of Pilgrim Group, Inc. (since November 1999). Ms. Anderson has held various other positions with Pilgrim Group, Inc. for more than the last five years.

     Trustees of the Funds not affiliated with ING or IPS receive from the Funds an annual retainer of $10,000 and a fee of $1,667 for each Board of Trustees meeting and Board committee meeting of the Funds attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with ING or IPS do not receive compensation from the Funds.

     The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:

                                                                                                     TOTAL COMPENSATION
                                                       PENSION OR RETIREMENT        ESTIMATED        FROM FUND AND FUND
                                  AGGREGATE             BENEFITS ACCRUED AS      ANNUAL BENEFITS       COMPLEX PAID
NAME OF PERSON, POSITION    COMPENSATION FROM FUND     PART OF FUND EXPENSES     UPON RETIREMENT        TO TRUSTEES
------------------------    ----------------------     ---------------------     ---------------        -----------
John J. Pileggi                   $   N/A                       $0                     $0                 $   N/A
Joseph N. Hankin                  $22,512                       $0                     $0                 $22,512
Jack D. Rehm                      $22,512                       $0                     $0                 $22,512
Blaine E. Rieke                   $25,511                       $0                     $0                 $25,511
Richard A. Wedemeyer              $20,428                       $0                     $0                 $20,428

INVESTMENT MANAGER

     ING Mutual Funds Management Co. LLC, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, serves as the Manager of the Funds. IMFC is a wholly-owned subsidiary of ING America Insurance Holdings, Inc., which in turn is a wholly-owned subsidiary of ING Groep N.V. ("ING Group"). Under the Management Agreement, IMFC has overall responsibility, subject to the supervision of the Board of Trustees, for engaging Sub-Advisers and for monitoring and evaluating the management of the assets of each Fund by the Sub-Adviser. The Manager is also responsible for monitoring and evaluating the Sub-Advisers on a periodic basis, and will consider their performance records with respect to the investment objectives and policies of each Fund. The Sub-Advisers are affiliated with the Manager and the Distributor by reason of common ownership. IMFC also provides certain administrative services necessary for the Funds' operations including: (i) coordination of the services performed by the Funds' transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

     Each Fund pays an advisory fee to the Manager as a percentage of such Fund's average daily net assets, as set forth in the prospectus. The fees payable to the Manager were discounted 75% for each Fund's first year of operations and are being discounted 50% for each Fund's second year of operations. Net of these discounts, the Manager received the following advisory fees for the fiscal years ended October 31, 1999 and October 31, 2000:

         FUND                                            2000           1999
         ----                                            ----           ----
Pilgrim European Equity Fund                           $174,226        71,435
Pilgrim Tax-Efficient Equity Fund                      $225,464        77,690
Pilgrim Global Information Technology Fund             $918,541       108,222
Pilgrim Internet Fund                                  $699,143        26,872
Pilgrim Intermediate Bond Fund                         $ 81,300        35,026
Pilgrim High Yield Bond Fund                           $116,559        43,108
ING Pilgrim Money Market Fund                          $432,234        42,238
a
     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities for one or more Funds in the event that at any time no Sub-Adviser is engaged to manage the assets of a Fund. The Management Agreement may be terminated without penalty by the vote of the Board of Trustees or the shareholders of the Fund or by the Manager, upon 60 days' written notice by any party to the agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Management Agreement, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations under the Agreement.

     An affiliate of the Manager has made a significant investment in the Funds. The affiliate may redeem its investment in the Funds at any time. Such redemption may have an adverse effect on the Funds. In addition, certain provisions of the 1940 Act may prohibit the Funds from investing in securities issued by affiliates of the ING Pilgrim Group. Such restrictions may adversely effect the Funds.

SUB-ADVISERS

     ING Investment Management LLC ("IIM") serves as Sub-Adviser to the Pilgrim Intermediate Bond Fund, the Pilgrim High Yield Bond Fund, and the ING Pilgrim Money Market Fund. Located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia, IIM is engaged primarily in the business of providing investment advice to affiliated insurance companies.

     Furman Selz Capital Management LLC ("FSCM") serves as Sub-Adviser to the Pilgrim National Tax-Exempt Bond Fund and the Pilgrim National Tax-Exempt Money Market Fund. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.

     ING Investment Management Advisors B.V. ("IIMA"), serves as Sub-Adviser to the Pilgrim Global Information Technology Fund, the Pilgrim Internet Fund, the Pilgrim Internet Fund II, and the Pilgrim Global Communications Fund and as Co-Sub-Adviser to the Pilgrim Global Real Estate Fund. Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

     Delta Asset Management ("Delta") serves as Sub-Adviser to the Pilgrim Tax Efficient Equity Fund. Located at 333 South Grand Avenue, Los Angeles, California, 90071, Delta is a division of Furman Selz Capital Management.

     CRA Real Estate Securities, L.P. ("CRA") serves as Co-Sub-Adviser to the Pilgrim Global Real Estate Fund. Located at 259 Radnor-Chester Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.

     For the fiscal years ended October 31, 1999 and October 31, 2000, the Adviser paid the Sub-advisory fees described below:

         FUND                                            2000           1999
         ----                                            ----           ----
Pilgrim European Equity Fund                           87,113          35,538
Pilgrim Tax-Efficient Equity Fund                     112,732          38,845
Pilgrim Global Information Technology Fund            459,270          54,111
Pilgrim Internet Fund                                 349,572          13,346
Pilgrim Internet Fund II                                  N/A             N/A
Pilgrim Intermediate Bond Fund                         40,650          17,513
Pilgrim High Yield Bond Fund                           58,280          21,554
Pilgrim National Tax-Exempt Bond Fund                  12,687             N/A
Pilgrim Global Communications Fund                    183,781             N/A
Pilgrim Global Real Estate Fund                           N/A             N/A

DISTRIBUTION OF FUND SHARES

     ING Pilgrim Securities, Inc., located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, serves as distributor and principal underwriter of the Funds. As distributor, IPS is obligated to sell shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. IPS is affiliated with the Manager and the Sub-Advisers by reason of common ownership.

     The aggregate amount of underwriting commissions collected on the sale of shares of the Funds during the period ended October 31, 2000 was $1,078,669 of which 1,078,669 was retained by ING Fund Distributor, Inc., and during the fiscal year ended October 31, 1999 was $280,362, of which $280,362 was retained by ING Funds Distributor, Inc., the former distributor of the Funds.

ADMINISTRATION

     ING Pilgrim Group, LLC serves as Administrator for each of the Funds (except the ING Pilgrim Money Market Fund), pursuant to an Administrative Services Agreement with the Trust. Each Fund pays the Administrator an annual fee of 0.10% of the Fund's average daily net assets. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Manager under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Manager. The Administrative Services Agreement became effective November 1, 2000.

ACCOUNT SERVICES

     ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Trust, on behalf of the ING Pilgrim Money Market Fund, pursuant to which ING Fund Services will perform or engage third parties to perform account services and other services. ING Fund Services is an affiliate of the Manager and the Distributor by reason of common ownership. Under the Fund Services Agreement, the ING Pilgrim Money Market Fund may pay ING Fund Services annually up to 0.25% of the Fund's average daily net assets annually for account servicing activities. ING Fund Services may engage third parties to perform some or all of these services. Account servicing may include, but is not limited to, (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) withholding taxes on U.S. residents and non-resident accounts where applicable;
(vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulations; and
(viii) providing such other similar services directly to shareholder accounts.

RULE 12b-1 DISTRIBUTION PLAN

     Pursuant to a Plan of Distribution adopted by each Fund under Rule 12b-1 under the 1940 Act, each Fund, except the ING Pilgrim Money Market Fund, pays the Distributor an annual fee of 0.10% of average net assets attributable to that Fund's Class A shares and 0.75% of average net assets attributable to that Fund's Class B and Class C. The ING Pilgrim Money Market Fund pays the Distributor an annual fee of 0.50% of average net assets attributable to that Fund's Class A shares and 0.75% of average net assets attributable to that Fund's Class B and Class C. The Funds ceased offering Class X shares on November

1, 2000. Prior to November 1, 2000, each Fund paid the Distributor an annual fee of 0.50% of average net assets attributable to that Fund's Class A shares and 0.75% of average net assets attributable to that Fund's Class B and Class C.

     For the fiscal year ended October 31, 2000, the Funds paid the distribution fees described below:

NAME OF FUND                                  CLASS A      CLASS B       CLASS C
------------                                  -------      -------       -------
Pilgrim European Equity Fund                  $110,765    $ 19,279     $  1,420
Pilgrim Tax Efficient Equity Fund             $170,099    $113,953     $ 27,429
Pilgrim Global Information Technology Fund    $367,224    $370,925     $152,911
Pilgrim Internet Fund                         $663,430    $561,083     $252,175
Pilgrim Intermediate Bond Fund                $ 78,157    $ 25,176     $ 27,915
Pilgrim High Yield Bond Fund                  $ 86,011    $ 42,165     $ 13,009
ING Pilgrim Money Market Fund                 $    N/A    $    N/A     $    N/A

     The higher distribution fee attributable to Class B and Class C shares is designed to permit an investor to purchase such shares through registered representatives of the Distributor and other broker-dealers without the assessment of an initial sales load and at the same time to permit the
Distributor to compensate its registered representatives and other broker-dealers in connection with the sale of such shares. The distribution fee for all classes may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund. For example, such distribution fee may be used by the
Distributor: (a) to compensate broker-dealers, including the Distributor and its registered representatives, for their sale of Fund shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions, (b) to pay for interest and other borrowing costs incurred by the distributor; and (c) to pay other advertising and promotional expenses in connection with the distribution of Fund shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by the Distributor and affiliated companies; and compensation paid to and expenses incurred by officers, employees or representatives of the Distributor or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.

     Agreements implementing the Plan of Distribution (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan of Distribution are made in accordance with written agreements.

     The continuance of the Plan of Distribution and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan of Distribution may be terminated at any time by a vote of the majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event the Plan of Distribution is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for distribution expenses incurred after the termination date, although the Board of Trustees may allow the Funds to pay distribution expenses to the Distributor which were incurred before the Plan was terminated. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of the majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan of Distribution may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan of Distribution must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan of Distribution, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan of Distribution should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan of Distribution will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan of Distribution is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all of the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

SHAREHOLDER SERVICING PLAN

     Each Fund has adopted a Shareholder Servicing Plan pursuant to which it may pay a service fee up to an annual rate of 0.25% of the average daily net assets of its Class A, Class B, and Class C shares to various banks, trust companies, broker-dealers or other financial organizations including the Manager and its affiliates (collectively, "Service Organizations") that provide certain administrative and support services to their customers who own shares of the Funds. These services may include, but are not limited to, (a) answering routine customer inquiries regarding the Funds; (b) assisting customers in changing dividend options, account designations and addresses, and in enrolling into any of the several investment plans offered by the Funds; (c) assisting in processing purchase and redemption transactions, including arranging wire transfers, transmitting and receiving funds, and verifying customer signatures; and (d) providing such other similar services directly to their customers to the extent permitted under applicable statutes, rules and regulations.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Manager entered into expense limitation agreements with the following Funds through February 28, 2001, pursuant to which the Investment Manager has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Manager will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager) do not exceed:

    NAME OF FUND                                 CLASS A         CLASS B        CLASS C       CLASS I
    ------------                                 -------         -------        -------       -------
Pilgrim European Equity Fund                      1.90%           2.65%          2.65%          N/A
Pilgrim Tax Efficient Equity Fund                 1.95%           2.20%          2.20%          N/A
Pilgrim Global Information Technology Fund        1.95%           2.70%          2.70%          N/A
Pilgrim Global Communications Fund                1.70%           2.45%          2.45%          N/A
Pilgrim Internet Fund                             1.90%           2.65%          2.65%          N/A
Pilgrim Intermediate Bond Fund                    1.15%           1.90%          1.90%          N/A
Pilgrim High Yield Bond Fund                      1.30%           2.05%          2.05%          N/A
Pilgrim National Tax Exempt Bond Fund             1.15%           1.90%          1.90%          N/A
ING Money Market Fund                             0.77%           1.41%          1.41%         0.31%

                          INVESTMENT POLICIES AND RISKS

     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     COMMON STOCKS (All Funds, except Money Market Funds). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

     PREFERRED STOCKS (All Funds, except Money Market Funds). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock or debt. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     U.S. TREASURY OBLIGATIONS (All Funds). Each Fund may invest in U.S. Treasury obligations, whose principal and interest are backed by the full faith and credit of the United States Government. U.S. Treasury obligations consist of bills, notes and bonds, and separately traded interest and principal component parts of such obligations known as STRIPS, which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from two years to 10 years and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

     U.S. GOVERNMENT SECURITIES (All Funds except Pilgrim National Tax-Exempt Money Market Fund). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S.
Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

     STRIPS AND ZERO COUPON SECURITIES (All Funds except Pilgrim National Tax-Exempt Money Market Fund). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Funds will not actively trade in STRIPS.

     The Funds may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     WHEN-ISSUED, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS (All Funds). The Funds may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets equal to the value of purchase commitments will be maintained until payment is made. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.

     WARRANTS (All Funds except Pilgrim National Tax-Exempt Money Market Fund and ING Pilgrim Money Market Fund). The Funds may purchase warrants. A warrant gives the purchaser the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant typically is much lower than the current market price of the underlying securities and therefore are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

     COMMERCIAL PAPER (All Funds except Pilgrim National Tax-Exempt Money Market
Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the ING Pilgrim Money Market Fund is, at the time of investment, (i) rated in the highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in the highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Fund's Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. See "Variable Rate Demand Obligations and Floating Rate Instruments."

     DOMESTIC AND FOREIGN BANK OBLIGATIONS (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the Investment Company Act of 1940 (the"1940 Act").

     Each Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Sub-Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 15% of the value of the net assets of the Funds (10% of the value of the net assets in the case of money market funds).

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

     Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     CORPORATE DEBT SECURITIES (All Funds). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

     The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, each Fund's Sub-Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Sub-Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     It is possible that unregistered securities purchased by a Fund in reliance upon Section 4(2) or Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     MORTGAGE-RELATED SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). To the extent permitted by the Funds' policies, the Funds may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. Consistent with the Funds' respective investment objective and policies, mortgages backing the securities which may be purchased by the Funds include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal then their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

     GNMA CERTIFICATES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs.

     FNMA CERTIFICATES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FHLMC CERTIFICATES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). FHLMC is a corporate instrumentality of the United States created pursuant to the FHLMC Act. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participation comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     NON-AGENCY MORTGAGE-BACKED SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). Certain non-agency private entities also issue mortgage-backed securities. Other than lacking the guarantee by the full faith and credit of the United States, the mortgage-backed securities issued by private issuers generally have characteristics and risks comparable to those issued by GNMA, as discussed above. Some mortgage-backed securities issued by non-agency private issuers may be supported by a pool of mortgages not acceptable to the agency issuers and thus may carry greater risks. Consistent with the Funds' investment objective, policies and quality standards, the Funds may invest in these mortgage-backed securities issued by non-agency private issuers.

     ADJUSTABLE RATE MORTGAGE SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). Certain issuers of collateralized mortgage obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act, on investments by the Funds in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     REAL ESTATE SECURITIES (All Funds except the Money Market Funds). The Funds may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.
Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

     OPEN-END AND CLOSED-END INVESTMENT COMPANIES (All Funds). Each Fund may invest in shares of other open-end and closed-end management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment. The purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     ASSET-BACKED SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). The Funds are permitted to invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, the Funds may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     FOREIGN SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

     Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The Funds also are authorized to use a proxy currency to hedge a foreign exchange risk. This is done by using a forward foreign exchange contract in a currency other than the currency of the asset subject to hedging. By engaging in cross-hedging transactions, a Fund assumes the risk of imperfect correlation between the subject currencies. This practice may present risks different from, or in addition to, the risks associated with investments in foreign currencies made to lock in the U.S. dollar price of a security.

     Emerging Country and Emerging Securities Markets (Pilgrim High Yield Bond Fund and Pilgrim Intermediate Bond Fund). Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies.
Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the five-day customary settlement time for United States securities.

     Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

     DEPOSITORY RECEIPTS (All Stock Funds, Pilgrim High Yield Bond Fund and Pilgrim Intermediate Bond Fund). American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

     The Funds may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency. The Funds may also invest in European Depository Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). EDRs are receipts issued in bearer form by a European financial institution and traded in European securities' markets. GDRs are receipts issued globally. EDRs are designed for trading in European Markets and GDRs are designed for trading in non-U.S. securities markets. Investments in EDRs and GDRs involve similar risks as ADRs.

     CONVERTIBLE SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Funds' management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     VARIABLE RATE DEMAND OBLIGATIONS AND FLOATING RATE INSTRUMENTS (All Funds). The Funds may acquire variable rate demand obligations. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

     GUARANTEED INVESTMENT CONTRACTS (All Funds). The Funds may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Money Market Funds) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

     PRIVATE FUNDS (All Stock Funds and Pilgrim High Yield Bond Fund). The Funds may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

     OPTIONS ON SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Each Fund may purchase put and call options. In addition, each Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

     During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying asset rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying asset would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

     If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

     OVER-THE-COUNTER OPTIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). As indicated in the prospectus, each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

     The Staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

     OPTIONS ON INDICES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Fund writes an option on a securities index, it will segregate and mark-to-market eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Each Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the fund would lose the premium paid therefore.

     FOREIGN CURRENCY OPTIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Each Fund may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     DOLLAR ROLL TRANSACTIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds give up the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of dollar rolls. The Funds will hold and maintain in a segregated account until the settlement date liquid assets in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon the Sub-Advisers' ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by the Funds while remaining substantially fully invested increases the amount of a Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

     SWAP AGREEMENTS (All Funds except the Money Market Funds). To manage its exposure to different types of investments, the Funds may enter into interest rate, total return, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. Total return swap agreements are similar to interest rate swap agreements, except the numerical amount is tied to a market-linked return. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Sub-Advisers monitor the creditworthiness of counterparties to these transactions and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

     FOREIGN CURRENCY FUTURES TRANSACTIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). As part of its financial futures transactions, each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the
European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     INTEREST RATE FUTURES CONTRACTS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). The Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of a Fund's futures contracts would increase, thereby protecting the Fund by preventing its net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Futures transactions may fail as hedging techniques where price movements of the underlying securities do not follow price movements of the portfolio securities subject to the hedge. The loss with respect to futures transactions is potentially unlimited. Also, the Funds may be unable to control losses by closing its position where a liquid secondary market does not exist.

     SHORT SALES  (Pilgrim  Intermediate  Bond Fund and Pilgrim  High Yield Bond
Fund). The Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Funds will maintain daily a segregated account with the Funds' custodian, consisting of liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Funds will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of a Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales. Short sales against-the-box are not subject to this 25% limit.

     In a short sale "against-the-box," a Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of a Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

     LOANS OF PORTFOLIO SECURITIES (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     REPURCHASE AGREEMENTS (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. Each Fund's Sub-Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

     BORROWING (All Funds). A Fund may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

     REVERSE REPURCHASE AGREEMENTS (All Funds). A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account, other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     LOWER-RATED SECURITIES (Pilgrim High Yield Bond Fund and Pilgrim Intermediate Bond Fund). Lower-rated securities are lower-rated bonds commonly referred to as junk bonds or high-yield/high-risk securities. These securities are rated below Baa by Moody's or below BBB by S&P. As described in the Prospectus, certain of the Funds may invest in lower rated and unrated securities of comparable quality subject to the restrictions stated in the Prospectus.

     GROWTH OF HIGH-YIELD HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downtown could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund's net asset value.

     PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

     LIQUIDITY AND VALUATION. There may be a little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     ILLIQUID SECURITIES. Each Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act ("Section 4(2)"), which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) (other than certain commercial paper issued pursuant to Section 4(2) discussed below) will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

     Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds' investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

     The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

     Pursuant to guidelines adopted by and under the supervision of the Board of Trustees, the Sub-Adviser will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Sub-Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Sub-Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Sub-Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Sub-Adviser deems relevant.

     Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

ADDITIONAL RISK CONSIDERATIONS

     The following pages discuss additional risk considerations associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. Unless indicated otherwise, the following descriptions apply to all Funds.

     GENERAL. The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a Fund's shares will generally fluctuate inversely with the movements in interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Sub-Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, each diversified Fund (i.e., all funds except Pilgrim Global Real Estate Fund, Pilgrim Internet Fund and Pilgrim Internet Fund II) is managed within certain limitations that restrict the amount of the Fund's investment in any single issuer. The Money Market Funds will attempt to maintain a stable $1.00 net asset value per share.

     EQUITY SECURITIES. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

     Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

     REAL ESTATE SECURITIES. While the Funds will not invest in real estate directly, the ING Pilgrim Global Real Estate Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs may invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in any such sectors.

     FOREIGN SECURITIES. Investing in the securities of issuers in any foreign country including ADRs and EDRs involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds' investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     FIXED INCOME SECURITIES. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

     Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

     OPTIONS AND FUTURES CONTRACTS. One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Sub-Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverges from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that the Sub-Adviser possesses the skills necessary for the successful utilization of such transactions.

     The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets such as cash, U.S. Government securities or other liquid high-grade debt obligations to cover the futures and options.

     TECHNIQUES INVOLVING LEVERAGE. Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Sub-Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

     Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

     The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

     NON-DIVERSIFIED INVESTMENT COMPANIES (Pilgrim Global Real Estate Fund, Pilgrim Internet Fund and Pilgrim Internet Fund II). The Funds are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

     CONCENTRATION (Pilgrim Global Information Technology Fund, Pilgrim Global Communications Fund, Pilgrim Internet Fund, Pilgrim Internet Fund II and Pilgrim Global Real Estate Fund). The Funds "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

     PORTFOLIO TURNOVER. Each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, each Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Funds do not anticipate that the respective annual portfolio turnover rates will exceed the following: Pilgrim Global Brand Names Fund 100%; Pilgrim European Equity Fund 100%; Pilgrim Tax Efficient Equity Fund 50%; Pilgrim Global Information Technology Fund 100%; Pilgrim Global Communications Fund 100%; Pilgrim Internet Fund 250%; Pilgrim Internet Fund II 250%; Pilgrim Global Real Estate Fund 100%; Pilgrim Intermediate Bond Fund 300%; Pilgrim High Yield Bond Fund 350%; and Pilgrim National Tax-Exempt Bond Fund 150%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by each Fund and its shareholders.

     Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

                             INVESTMENT RESTRICTIONS

The Funds have adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time.

     Each Fund, except as indicated, may not:

     (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

     (4)  Invest  in  companies  for  the  purpose  of  exercising   control  or
management;

     (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the ING Pilgrim Money Market Fund will not be limited in its investments in obligations issued by domestic banks; and (e) Pilgrim Global Information Technology Fund, Pilgrim Global Communications Fund, Pilgrim Internet Fund, Pilgrim Internet Fund II and Pilgrim Global Real Estate Fund will concentrate their investments as described in the Prospectus.

     (9) Invest more than 15%, 10% in the case of the ING Money Market Funds, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

     In addition, all Funds except for the Pilgrim Global Real Estate Fund, Pilgrim Internet Fund and Pilgrim Internet Fund II are diversified funds. As such, each will not, with respect to 75% (100% with respect to the Money Market Funds) of their total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer. The Money Market Funds may invest up to 25% of their total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that the Fund may not invest in the securities of more than one issuer in accordance with this provision at any time.

     Each Stock Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             PORTFOLIO TRANSACTIONS

     Investment decisions for the Funds and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Boards of Trustees, the Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless an exemptive order allowing such transactions is obtained from the SEC.

     The aggregate amount of brokerage commissions paid by the Funds during the fiscal years ended October 31, 1999 and October 31, 2000 were:

     FUND                                         2000                  1999
     ----                                         ----                  ----
Pilgrim European Equity Fund                    $56,972               $ 91,450
Pilgrim Tax-Efficient Equity Fund               $32,736               $ 53,629
Pilgrim Global Information Technology Fund      $96,060               $ 49,574
Pilgrim Internet Fund                           $29,897               $  3,208
Pilgrim Intermediate Bond Fund                  $     0               $      0
Pilgrim High Yield Bond Fund                    $     0               $      0
ING Pilgrim Money Market Fund                   $     0               $      0

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Sub-Adviser. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Sub-Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Sub-Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Sub-Adviser may allocate purchase and sales orders for portfolio securities to broker-dealers that are affiliated with the Manager or the Distributor in agency transactions, if the Sub-Adviser believes the quality of the transaction and commissions are comparable to what they would be with other qualified brokerage firms.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Orders for the purchase of shares will be executed at the net asset value per share plus any applicable initial sales loads (the "public offering price") next determined after an order has been received. The minimum initial investment in a Fund is $1,000 ($250 for an investment by an IRA or any qualified retirement plan). Any subsequent investments must be at least $100, including an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Account Application. An Account Application accompanies the prospectus. A separate application is required for an IRA or qualified retirement plan investor. All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. When you purchase shares of a Fund, please specify the class of shares that you wish to purchase. If you do not choose a class of shares, then your investment will be made in Class A shares. The Funds reserve the right to reject any purchase order. All investments may be made using any of the following methods described in the prospectus.

DESCRIPTION OF CLASS A SHARES

     The public offering price of Class A shares is the net asset value per share of the applicable Fund's shares plus any initial sales load. No initial sales load is applied to Class A shares of the Money Market Funds, or to Class A shares of any Fund that you purchase through the reinvestment of dividends or distributions. The sales loads and broker-dealer concessions, which vary with the size of the purchase, are set forth in the prospectus.

     LETTERS OF INTENT AND RIGHTS OF ACCUMULATION. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Funds. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Pilgrim Funds (excluding the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemption, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Pilgrim Funds (excluding the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Internal Revenue Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Pilgrim Funds (excluding the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

     SPECIAL PURCHASES AT NET ASSET VALUE. Class A shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A shares of a Fund (or shares of Pilgrim Funds in accordance with the terms of such privileges established for such Funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Pilgrim Fund purchased.

     Additionally, Class A shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Pilgrim Funds, the Distributor may pay the selling firm 0.25% of the Offering Price.

     The officers, directors/trustees and bona fide full-time employees of each Fund and the officers, directors and full-time employees of the Investment Manager, any Sub-Advisers, the Distributor, any service provider to the Funds or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Sub-Adviser, may purchase Class A shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Funds may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

     Class A shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund.

     Class A shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Pilgrim Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Mutual Funds Management Co. or ING Pilgrim Investments serves as Investment Manager.

     The Funds may terminate or amend the terms of these sales charge waivers at any time.

     CONTINGENT DEFERRED SALES LOAD. The redemption proceeds of Class A shares initially purchased prior to November 6, 2000 that were not at the time of purchase assessed an initial sales load because the investor purchased

$1,000,000 or more of such shares (including shares acquired under Right of Accumulation and LOI), will be assessed a CDSC if such shares are redeemed within twelve months after their purchase date (the "CDSC Period"). The redemption proceeds of Class A shares initially purchased after November 6, 2000 that were not at the time of purchase assessed an initial sales load because the investor purchased $1,000,000 or more of such shares (including shares acquired under Right of Accumulation and LOI), will be assessed a CDSC if such shares are redeemed within twenty-four months after their purchase date. The Class A CDSC will be assessed on the lesser of the net asset value of the shares at the time of redemption or at the time of purchase. The Class A CDSC will not be imposed on the amount of any increase in your account value over the initial amount invested. To determine whether the Class A CDSC applies to a redemption, the Fund redeems shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; (ii) shares held for over one year; and (iii) shares in the order they were purchased (such that shares held the longest are redeemed first). The Class A CDSC does not apply to the ING Money Market Funds.

     WAIVER OF CLASS A CDSC. The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of the CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

DESCRIPTION OF CLASS B SHARES

     Effective November 1, 1999, the Funds adopted a new CDSC schedule as set forth in the prospectus. Class B shares purchased before November 1, 1999 are subject to the following CDSC schedule:

                 REDEMPTION DURING                       CLASS B CDSC
              ---------------------                      ------------
              1st year after purchase                         5%
              2nd year after purchase                         4%
              3rd year after purchase                         3%
              4th year after purchase                         2%
              5th year after purchase                         2%
              After 5 years                                  --

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the business day of the month in which the purchase was made.

     The Distributor will pay out of its own assets a commission of 4.00% of the amount invested for purchases of Class B shares subject to a CDSC.

     WAIVER OF CLASS B CDSC. The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of the CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

     CONVERSION TO CLASS A SHARES. A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ruling, if the Investment Manager deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

DESCRIPTION OF CLASS C SHARES

     For Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1.00% of the amount invested in each Fund.

     WAIVER OF CLASS C CDSC. The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

DESCRIPTION OF CLASS I SHARES

     Class I shares are currently offered only to retirement plans affiliated with ING Groep. The public offering price of Class I shares is the net asset value of the applicable Fund's shares.

MINIMUM ACCOUNT BALANCE

     Due to the relatively high cost of handling small investments, each Fund reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

REINSTATEMENT PRIVILEGE

     If you sell Class B or Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

REDEMPTION INFORMATION

     Payment to shareholders for shares redeemed will be made within seven days after receipt by the Funds' Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

     Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

     No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another Pilgrim Fund, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

REDEMPTION IN KIND

     The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Funds have elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Funds must liquidate portfolio securities to meet redemptions, they reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

     As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a `Business Day'), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemptions; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "How to Redeem Shares" in the Prospectus).

     (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.

     (3) The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

     (4) Telephone redemption requests must meet the following conditions to be accepted by the Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

          (b)  Certain  account   information  will  need  to  be  provided  for
               verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.

     (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     (7) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     (8) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund's then-current prospectus.

     (9) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                          PURCHASE AND REDEMPTION PLANS

     The Trust offers various purchase and redemption plans that make investing and redeeming shares of the Funds more convenient than by mail or wire. The following are the plans offered and the features of the plans. Please contact the Funds at 1-800-992-0180 for the appropriate authorization form. These purchase and redemption plans are currently not available for investors that invest through IRAs or any qualified retirement plans.

     PRE-AUTHORIZED INVESTMENT PROGRAM. As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Funds on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Funds for purchases made pursuant to (i) employer-administered payroll deduction plans,
(ii) profit-sharing, pension, or individual or any employee retirement plans, or
(iii) purchases made in connection with plans providing for periodic investments in Fund shares.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. To establish a systematic cash withdrawal, complete the
Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Funds or terminated upon written notice by the relevant Fund.

     During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

     Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Funds. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

     Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. State Street Bank & Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Funds. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

     Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

For investors purchasing shares of the Funds under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Funds on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund's shares will be determined on any day that the New York Stock Exchange (the "NYSE") is open and, in the case of the Money Market Funds, the Federal Reserve Bank are also open ("Business day"). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the Federal Reserve Bank is closed on Columbus Day and Veteran's Day.

     The net asset value per share of each Fund is normally determined daily as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Funds. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

     Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees of the Trust. Amortized cost involves valuing an instrument at its original cost to the portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.

     Each equity security held by the Funds is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such foreign securities used in computing the net asset value of each Fund's shares are determined at such times as trading is completed. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such foreign securities and such foreign securities exchange rates may occur after the time at which such values are determined and prior to the close of the NYSE that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

     As indicated under "Pricing of Shares" in the prospectus, the Money Market Funds use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which a Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs (such as "A-1" by S&P and "P-1" by Moody's); (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Sub-Adviser.

     In addition, the Money Market Funds will not invest more than 5% of their total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that, the Funds may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation. The Money Market Funds may invest up to 25% of their total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that the Funds may not invest in the securities of more than one issuer in accordance with this provision at any one time.

     Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of a Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                           BROKER-DEALER COMPENSATION

     The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC.

                                       DEALER COMMISSION AS A
     AMOUNT OF TRANSACTION          PERCENTAGE OF AMOUNT INVESTED
     ---------------------          -----------------------------
   $1,000,000 to $2,499,000                     1.00%
   $2,500,000 to $4,999,999                     0.50%
   $5,000,000 and over                          0.25%

     The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

     The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. the Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management -- Rule 12b-1 Distribution Plan" in this Statement of Additional Information.

     The Distributor may pay individual representatives of affiliated companies up to an additional 1.00% of the net asset value of Class A, Class B, Class C and/or Class I shares of the Funds sold by such persons. The affiliated companies, as such term is defined under the 1940 Act, are IFG Network Securities, Inc., Locust Street Securities, Inc., Multi-Financial Securities Corporation, Vestax Securities Corp., Southland Life Insurance Company, Security

Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa, Compulife Investor Services, Inc., ING Barings Furman Selz LLC, ING Barings LLC, Washington Square Securities, Prime Vest Financial Services, Granite Investment Services, Split Rock Financial, Inc., BancWest Investment Services and Financial Northeastern Securities, Inc. Representatives of the affiliated companies also may receive up to .20% of the net asset value of Class A, Class B and Class C shares of the Funds sold by them.

     In connection with 401(k) Plans that invest $1 million or more in Class A shares of ING Pilgrim Funds, ING Pilgrim Securities will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial rollover investment.

     For the period from November 1, 2000 through the close of business on October 31, 2002, the Distributor has committed to continue the trails on Fund shares sold prior to November 1, 2000 in accordance with the applicable annual fee rate based on the average daily net asset value of the shares held by a broker's investors, described below:

                 EQUITY FUNDS        FIXED INCOME FUNDS       MONEY MARKET FUNDS
                 ------------        ------------------       ------------------
CLASS A              0.40%                  0.35%                    0.35%
CLASS B*             0.40%                  0.40%                    0.40%
CLASS C*             1.00%                  1.00%                    1.00%

----------
* Beginning in month 13.

                                    TAXATION

     Each Fund intends to qualify and elect annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables),
U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

     As long as the Funds qualify as regulated investment companies for federal income tax purposes, each Fund, in computing its income subject to federal income tax, is entitled to deduct all dividends other than "preferential" dividends paid by it to shareholders during the taxable year. "Preferential" dividends are dividends other than dividends which have been distributed to shareholders pro rata without preference to any share of the Fund as compared with other shares of the same class and without preference to one class of shares as compared with another, except in accordance with the former's dividend rights as a class. The Funds believe that a multiple-class structure having all of the features of the multiple-class structure of each of the Funds would not result in dividends being treated as "preferential." The Funds' belief is not binding on the Internal Revenue Service (the "IRS"), no ruling has been obtained by the Funds from the IRS on the matter and there can be no guarantee that the IRS will agree with the Funds on this matter. The Funds' belief is based on the application of current federal income tax law and relevant authorities, and subsequent changes in federal tax law or judicial or administrative decisions or pronouncements may supercede or affect the Funds' conclusions. The Funds do not believe that a multiple-class structure having all of the features of the multiple-class structure of each of the Funds has been considered by the IRS in other rulings. If dividends declared and paid by a Fund on any class of shares were to be treated as "preferential," dividends paid by the Fund to shareholders on all classes of shares during the taxable year would become non-deductible. In this event, the Fund would not be treated as a regulated investment company and the Fund would be taxed on its net income, without any deductions for dividends paid to its shareholders. The resulting federal and state income tax liability, and any related interest and penalties, would be payable from and to the extent of such Fund's then available assets and ultimately would be borne by all current shareholders. The treatment of dividends declared and paid during the taxable year on any class of shares as preferential, and the resulting failure of a Fund to be treated as a regulated investment company, could have additional personal income tax consequences for shareholders of the Fund, including the taxation of distributions as ordinary income that otherwise would have been classified as net capital gains.

     Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31, of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations.

     Distributions of net long-term capital gains, if any, designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any unutilized capital loss remaining is lost as a deduction. For the fiscal year ended October 31, 2000, the Pilgrim Tax Efficient Equity Fund had capital loss carryforwards equal to $354,222, the Pilgrim High Yield Bond Fund had capital loss carryforwards equal to $1,720,039, the Pilgrim Intermediate Bond Fund had capital loss carryforwards equal to $978,085, the Pilgrim National Tax-Exempt Bond Fund had capital loss carryforwards equal to $102,700, and the Pilgrim Global Communications Fund had capital loss carryforwards equal to $5,873,328.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which nevertheless generally will be taxable to them.

     Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders' hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

     Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

     The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisors in this regard.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisors in this regard.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

     The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

     PILGRIM NATIONAL TAX-EXEMPT BOND FUND AND PILGRIM NATIONAL TAX-EXEMPT MONEY MARKET FUND. These Funds intend to manage their respective portfolios so that each will be eligible to pay "exempt-interest dividends" to shareholders. The Funds will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of their respective total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that a Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes.

Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Funds will inform shareholders annually as to the portion of the distributions from the Fund which constitute except-interest dividends. In addition, for corporate shareholders of the Funds, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

     To the extent that a Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

                                OTHER INFORMATION

CAPITALIZATION

     The Trust is a Delaware business trust established under a Trust Instrument dated July 30, 1998 and currently consists of twelve separately managed portfolios, all of which are discussed in this SAI. Each portfolio other than ING Pilgrim Money Market Fund is comprised of three different classes of shares -- Class A shares, Class B shares, and Class C shares. ING Pilgrim Money Market Fund is comprised of four different classes of shares -- Class A shares, Class B shares, Class C shares and Class I shares.

     The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights, conversion rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rat share of the net assets of that Fund.

     In the event of a liquidation or dissolution of the Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

VOTING RIGHTS

     Under the Trust Instrument, the Funds are not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Funds' shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include their yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                        n
                                  P(l+T)  = ERV

     (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Current yields for each of the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for each Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1) [(RAISED TO THE (365/7) POWER]] - 1.

The table below illustrates the current and effective yields of the ING Pilgrim Money Market Fund for the seven days ended October 31, 2000:

                                                      CURRENT       EFFECTIVE
     ING PILGRIM MONEY MARKET FUND                     YIELD          YIELD
     -----------------------------                     -----          -----
        Class A Shares                                 5.98%          6.15%
        Class B Shares                                 5.33%          5.48%
        Class C Shares                                 5.33%          5.48%
        Class I Shares                                 6.43%          6.64%

     Quotations of yield for the Funds which are not money market funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                         a-b     6
                            YIELD = 2[( ---- +1 ) -1]
                                         cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     The table below illustrates the yields of the Pilgrim Intermediate Bond Fund and the Pilgrim High Yield Bond Fund for the 30-day period ended October 31, 2000:

                                                      EFFECTIVE
                                                        YIELD
                                                        -----
     Pilgrim Intermediate Bond Fund
        Class A Shares                                  6.64%
        Class B Shares                                  5.85%
        Class C Shares                                  5.84%
     Pilgrim High Yield Bond Fund
        Class A Shares                                  9.87%
        Class B Shares                                  9.06%
        Class C Shares                                  9.04%

         Quotations of the tax-equivalent yield for the Pilgrim National Tax-Exempt Money Market Fund and the Pilgrim National Tax-Exempt Bond Fund will be calculated according to the following formula:

         TAX EQUIVALENT YIELD =    E
                                  ---
                                  1-p

         E = Tax-Exempt yield
         p = stated income tax rate

     Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     The Funds may also calculate performance using any other historical measure of performance (not subject to any prescribed method of computation) if the measurement reflects all elements of return. If used, such performance measurements will disclose the length of and the last day in the base period used in calculating the quotation, a description of the method by which the performance data is calculated, and the income tax rate used in the calculation, if applicable.

     In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         The Funds may from time to time include in advertisements, sales literature, communications to shareholders and other materials, comparisons of its total return to the return of other mutual funds with similar investment objectives, broadly-based market indices, other investment alternatives, rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the funds may be compared to data prepared by Lipper Analytical

Services, Inc., Morningstar, Inc., the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 or, in the case of the Money Market Funds, IBC Financial Data, Inc. Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund performance rating service that rates mutual funds on the basis of risk-adjusted performance. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from editorials or articles about the Funds or the Funds' managers.

     The Funds may also publish rankings or ratings of the managers. Materials may include a list of representative clients of the Funds' investment advisers and may contain information regarding the background, expertise, etc. of the Funds' investment advisers or portfolio managers. The distributor may provide information that discusses the managers' philosophy, investment strategy, investment process, security selection criteria and screening methodologies.

     In addition, the Funds may also include in materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund) as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. Material may also contain fund holdings, sector allocations, asset allocations, credit ratings, and regional allocations. Material may refer to various fund identifiers such as the CUSIP numbers or NASDAQ symbols.

     The average annual total returns, including sales charges, for each class of shares of each Fund for the one-year period ended December 31, 2000, if applicable, and for classes that have not been in operation for one year, the average annual total return from for the period from commencement of operations to December 31, 2000, is as follows:

                                                           SINCE       INCEPTION
                                             1 YEAR      INCEPTION        DATE
                                             ------      ---------     ---------
PILGRIM EUROPEAN EQUITY FUND
  Class A                                    -12.88%        4.42%       12/15/98
  Class B                                    -12.66%        4.88%       12/15/98
  Class C                                     -9.51%        6.53%       12/15/98

PILGRIM TAX EFFICIENT EQUITY FUND
  Class A                                    -13.52%        4.96%       12/15/98
  Class B                                    -13.41%        5.71%       12/15/98
  Class C                                     -9.86%        7.36%       12/15/98

PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
  Class A                                    -33.10%       34.58%       12/15/98
  Class B                                    -31.94%       36.24%       12/15/98
  Class C                                    -30.00%       37.62%       12/15/98

PILGRIM GLOBAL COMMUNICATIONS FUND
  Class A                                       N/A          N/A          3/1/00
  Class B                                       N/A          N/A          3/1/00
  Class C                                       N/A          N/A          3/1/00

                                                           SINCE       INCEPTION
                                             1 YEAR      INCEPTION        DATE
                                             ------      ---------     ---------
PILGRIM GLOBAL REAL ESTATE FUND
  Class A                                       N/A          N/A             N/A
  Class B                                       N/A          N/A             N/A
  Class C                                       N/A          N/A             N/A

PILGRIM INTERNET FUND
  Class A                                    -70.93%      -22.49%         7/1/99
  Class B                                    -70.56%      -21.60%         7/1/99
  Class C                                    -69.66%      -19.99%         7/1/99

PILGRIM INTERNET FUND II
  Class A                                       N/A          N/A             N/A
  Class B                                       N/A          N/A             N/A
  Class C                                       N/A          N/A             N/A

PILGRIM INTERMEDIATE BOND FUND
  Class A                                      6.24%        2.49%       12/15/98
  Class B                                      5.86%        2.37%       12/15/98
  Class C                                      9.98%        4.28%       12/15/98
PILGRIM HIGH YIELD BOND FUND
  Class A                                     -4.34%        2.06%       12/15/98
  Class B                                     -4.98%        1.76%       12/15/98
  Class C                                     -1.22%        3.76%       12/15/98

PILGRIM NATIONAL TAX-EXEMPT
BOND FUND
  Class A                                      7.44%        4.28%        11/8/99
  Class B                                      6.91%        4.41%        11/8/99
  Class C                                     10.88%        7.93%        11/8/99

ING PILGRIM MONEY MARKET FUND
  Class A                                      5.88%        5.23%       12/15/98
  Class B                                      0.24%        2.66%       12/15/98
  Class C                                      4.21%        4.53%       12/15/98
  Class I                                      6.34%        6.19%       10/13/99

PILGRIM NATIONAL TAX-EXEMPT MONEY MARKET FUND
  Class A                                       N/A          N/A             N/A
  Class B                                       N/A          N/A             N/A
  Class C                                       N/A          N/A             N/A


Principal Holders of Fund Shares

     As of January 31, 2001, ING America Insurance Holdings, Inc. owned of record more that 25% of the shares of each Fund, except Pilgrim Global Information Technology Fund, Pilgrim Internet Fund and ING Pilgrim Money Market Fund, and thus may be deemed to control the Funds. ING America Insurance Holdings, Inc. is a corporation organized under the laws of the state of Delaware. Generally, a shareholder holding more than 50% of a Fund's shares would be able to cast the deciding vote on any proposal submitted to shareholders.

     To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' equity securities as of January 31, 2001, and the percentage of the outstanding shares held by such holders are set forth in the table below.

                                                             CLASS AND TYPE
FUND                ADDRESS                                   OF OWNERSHIP     % OF CLASS    % OF FUND
----                -------                                   ------------     ----------    ---------
ING European        ING America Insurance Holdings Inc       Class A Record      78.02%        73.40%
Equity Fund         Investment Accounts                          Holder
                    Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

ING European        Janet Klipstein                          Class C Record      12.56%         0.05%
Equity Fund         201 Countryview Dr                           Holder
                    Youngsville, LA 70592

ING European        First Clearing Corp FBO                      Class C         11.11%         0.05%
Equity Fund         Acct #7025-7775                            Beneficial
                    Stanley & Mary Rose                           Owner
                    3425 Cabrito Drive
                    El Dorado Hills, CA 95762

ING Global          ING America Insurance Holdings Inc       Class A Record      17.30%         9.09%
Communications      Investment Accounts                          Holder
Fund                Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

ING Global          ING America Insurance Holdings Inc       Class A Record      30.23%        17.10%
Information         Investment Accounts                          Holder
Technology Fund     Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

ING High Yield      ING America Insurance Holdings Inc       Class A Record      78.69%        66.22%
Bond Fund           Investment Accounts                          Holder
                    Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

                                                             CLASS AND TYPE
FUND                ADDRESS                                   OF OWNERSHIP     % OF CLASS    % OF FUND
----                -------                                   ------------     ----------    ---------
ING High Yield      Margaret Engstrom Ttee                   Class B Record       7.43%         0.90%
Bond Fund           Frederick Engstrom Rev Liv Trust             Holder
                    170 Brentwood Dr
                    Dearborn, MI 48124

ING High Yield      First Trust Corp Ttee FBO                    Class C          6.28%         0.24%
Bond                Natasha Bennett                            Beneficial
Fund                PO Box 173301                                 Owner
                    Denver, CO 80217

ING High Yield      State Street Bank & Trust Co Cust FBO        Class C          9.43%         0.36%
Bond                Robert Wysocki IRA                         Beneficial
Fund                741 Sligh Blvd NE                             Owner
                    Grand Rapids, MI 49505

ING Intermediate    ING America Insurance Holdings Inc       Class A Record      82.42%        63.32%
Bond Fund           Investment Accounts                          Holder
                    Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

ING Intermediate    Raymond James & Assoc Inc FBO                Class B          7.48%         0.45%
Bond Fund           Michael & Deborah Spaulding JTWROS         Beneficial
                    401 Park Meadow Court                         Owner
                    Beech Grove, IN 46107

ING Intermediate    Tribal Government                        Class C Record       7.72%         1.33%
Bond Fund           Forest County Potawatomi                     Holder
                    PO Box 340
                    Crandon, WI 54520

ING Intermediate    Tribal Government                        Class C Record      79.59%        13.70%
Bond Fund           Forest County Potawatomi Children            Holder
                    PO Box 340
                    Crandon, WI 54520

ING Money Market    Legg Mason Wood Walker Inc FBO               Class B          5.89%         0.03%
Fund                Acct#413-70459-12                          Beneficial
                    PO Box 1476                                   Owner
                    Baltimore, MD 21203

ING Pilgrim Money   Legg Mason Wood Walker Inc FBO               Class B          5.89%         0.03%
Market Fund         Acct#413-05721-10                          Beneficial
                    PO Box 1476                                   Owner
                    Baltimore, MD 21203

                                                             CLASS AND TYPE
FUND                ADDRESS                                   OF OWNERSHIP     % OF CLASS    % OF FUND
----                -------                                   ------------     ----------    ---------
ING Pilgrim Money   Legg Mason Wood Walker Inc FBO               Class B          5.47%         0.03%
Market Fund         Acct#413-71315-14                          Beneficial
                    PO Box 1476                                   Owner
                    Baltimore, MD 21203

ING Pilgrim Money   Legg Mason Wood Walker Inc FBO               Class B          5.47%         0.03%
Market Fund         Acct#413-70943-16                          Beneficial
                    PO Box 1476                                   Owner
                    Baltimore, MD 21203

ING Pilgrim Money   First Clearing Corp FBO                      Class B          6.90%         0.04%
Market Fund         Acct #3216-9858, James Godwin              Beneficial
                    10 Dunham Ln                                  Owner
                    Houston, TX 77024

ING Pilgrim Money   Pineview Mobile Home 401k Plan           Class C Record      22.17%         0.08%
Market Fund         PO Box 319                                   Holder
                    Waterville, ME

ING Pilgrim Money   Strawser Inc 401k Savings                Class C Record       8.22%         0.03%
Market Fund         & Retirement Plan                            Holder
                    1595 Frank Rd
                    Columbus, OH 43223

ING Pilgrim Money   Louis Bluver                             Class C Record      10.78%         0.04%
Market Fund         1901 Walnut St, Ste 19A                      Holder
                    The Rittenhouse Plaza
                    Philadelphia, PA 19103

ING Pilgrim Money   Alexander David Begin                    Class C Record      10.78%         0.04%
Market Fund         4055 Willoway Pl                             Holder
                    Bloomfield Hills, MI 48302

ING Pilgrim Money   J Michael & Carmen Grimley JTWROS        Class C Record       5.33%         0.02%
Market Fund         2548 Royal Palm Way                          Holder
                    Weston, FL 33327

ING Pilgrim Money   Alan Paul Rosefielde                     Class C Record       8.10%         0.03%
Market Fund         & Judi Sari Rosefielde JTWROS                Holder
                    2135 Lake Ave
                    Miami Beach, FL 33140

ING Pilgrim Money   Diane Gail Begin                         Class C Record      10.78%         0.04%
Market Fund         4055 Willoway Pl                             Holder
                    Bloomfield Hills, MI 48302

ING Pilgrim Money   ING Investment Management LLC FBO        Class I Record     100.00%         2.09%
Market Fund         Comerical Mortgage Escrow Fnds               Holder
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

                                                             CLASS AND TYPE
FUND                ADDRESS                                   OF OWNERSHIP     % OF CLASS    % OF FUND
----                -------                                   ------------     ----------    ---------
Pilgrim National    ING America Insurance Holdings Inc       Class A Record      84.21%        81.00%
Tax Exempt Bond     Investment Accounts                          Holder
Fund                Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

Pilgrim National    Estelle Simmons Rev Trust                Class B Record      27.78%         0.58%
Tax Exempt Bond     Rt 3 Box 227                                 Holder
Fund                Okemah, OK 74859

Pilgrim National    Ron & Kim Vansessen Ten Comm             Class C Record       5.73%         0.10%
Tax Exempt Bond     2402 Old Oak Dr                              Holder
Fund                Valparaiso, IN 46385

Pilgrim National    First Clearing Corp FBO                      Class C          9.29%         0.16%
Tax Exempt Bond     Acct #1900-0625, Jessie Lee Cain           Beneficial
Fund                107 Willowend Drive                           Owner
                    Houston, TX 77024

Pilgrim National    Edwin Donald Broderick Jr &              Class C Record      46.53%         0.81%
Tax Exempt Bond     Regina Marie Broderick JTWROS                Holder
Fund                1936 Chippewa Dr
                    Wheaton, IL 60187

Pilgrim National    J Michael & Carmen Grimley JTWROS        Class C Record      17.29%         0.30%
Tax Exempt Bond     2548 Royal Palm Way                          Holder
Fund                Weston, FL 33327

Pilgrim Tax         ING America Insurance Holdings Inc       Class A Record      66.16%        51.33%
Efficient Fund      Investment Accounts                          Holder
                    Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

     To the knowledge of management, as of December, 2001, the officers and Trustees of the Trust owned collectively, less than 1% of the shares of each Fund.

CODE OF ETHICS

         The Manager and the Sub-Advisers have each adopted a Code of Ethics which prohibits its affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The Manager and the Sub-Advisers maintain careful monitoring of compliance with their Codes of Ethics.

TRANSFER AGENT AND FUND ACCOUNTANT

     DST Systems, Inc. ("DST") has been retained to act as the Funds' transfer agent and State Street Bank and Trust Company ("State Street") has been retained to act as the Funds' fund accounting agent. DST is located at 330 W. 9th Street, Kansas City, Missouri 64105, and State Street is located at 225 Franklin Street, Boston, MA 02110. For their services as transfer agent and fund accounting agent, DST and State Street, respectively, receive a fee from the Funds.

CUSTODIAN

     Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109 acts as custodian of the assets of the Pilgrim European Equity Fund, the Pilgrim Global Information Technology Fund, the Pilgrim Global Communications Fund and the Pilgrim Global Real Estate Fund. State Street Bank and Trust Company ("State Street"), 801 Pennsylvania Street, Kansas City, MO 64105, acts as custodian of the assets of each of the other Funds. Pursuant to the Custodian Agreements, Brown Brothers and State Street are responsible for holding each Fund's cash and portfolio securities. Brown Brothers and State Street may enter into sub-custodian agreements with certain qualified banks.

INDEPENDENT AUDITORS

     Ernst & Young LLP ("Ernst & Young) serves as the independent auditors for the Funds. Ernst & Young provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Ernst & Young's address is 787 Seventh Avenue, New York, NY 10019.

                              FINANCIAL STATEMENTS

     The Annual Report, including the audited financial statements and the notes thereto, for the Pilgrim European Equity Fund, Pilgrim Tax Efficient Equity Fund, Pilgrim Global Information Technology Fund, Pilgrim Internet Fund, Pilgrim Intermediate Bond Fund, Pilgrim High Yield Bond Fund, ING Pilgrim Money Market Fund, and Pilgrim National Tax-Exempt Bond Fund appearing in the most current Annual Report to Shareholders of the Trust are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Trust's independent auditors, Ernst & Young, whose report thereon dated December 5, 2000, is also incorporated by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Trust at 1-800-992-0180.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa--judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally know as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. This group is the lowest which qualifies for investment grade. Other Moody's bond descriptions include:
Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA--highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for investment grade. BB, B, CCC, CC--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND  OBLIGATIONS  AND TAX-EXEMPT  COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1)    Declaration of Trust (1)

(a)(2)    Certificate of Amendment (9)

(a)(3)    Certificate of Amendment

(b)       By-Laws of Registrant (1)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Declaration of Trust referenced in Exhibit (a) above and in Articles IV, VI and XIII of the By-Laws referenced in Exhibit (b) above.

(d)(1) Form of Investment Management Agreement between Registrant and ING Mutual Funds Management Co, LLC (the "Manager") (8)

(d)(2) Sub-Advisory Agreement between the Manager and Baring Asset Management, Inc. (8)

(d)(3) Sub-Advisory Agreement between the Manager and Baring International Investment Limited (8)

(d)(4)    Sub-Advisory Agreement between the Manager and Baring Asset Management
          (Asia) Limited (8)

(d)(5) Sub-Advisory Agreement between the Manager and ING Investment Management Advisors B.V. (8)

(d)(6) Sub-Advisory Agreement between the Manager and ING Investment Management LLC (8)

(d)(7) Sub-Advisory Agreement between the Manager and Furman Selz Capital Management LLC (8)

(d)(8) Sub-Advisory Agreement between the Manager and Furman Selz Capital Management LLC on behalf of Delta Asset Management (8)

(d)(9) Sub-Advisory Agreement between the Manager and CRA Real Estate Securities, L.P. (8)

(d)(10) First Amendment to Sub-Advisory Agreement between the Manager and ING Investment Management Advisors B.V. (8)

(e)(1) Form of Underwriting Agreement between Registrant and ING Pilgrim Securities, Inc. (8)

(e)(2)    Form of Financial Institution Selling Group Agreement (8)

(e)(3)    Form of Selling Group Agreement (8)

(f)       None

(g)(1) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company, with respect to the Registrant's U.S. Funds (8)

(g)(2) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co., with respect to the Registrants Global and International Funds (8)

(g)(3) Form of Amendment to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (8)

(g)(4) Form of Appendix A to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (8)

(g)(5) Form of Appendix B to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (8)

(g)(6) Form of Appendix C to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (8)

(h)(1)    Form of Service Agreement (8)

(h)(2) Fund Services Agreement between Registrant and ING Fund Services Co. LLC (2)

(h)(3) Form of Recordkeeping Agreement with State Street Bank and Trust Company (8)

(h)(4)    Amended and Restated Shareholder Servicing Plan (8)

(h)(5)    Form of Administration Agreement (8)

(h)(6)    Form of Expense Limitation Agreement (9)

(h)(7)    Form of Shareholder Servicing Plan

(i)       None

(j)(1)    Consent of Ernst & Young LLP

(j)(2)    Consent of Dechert

(k)(1) Annual Report containing the audited financial statements for the period ended October 31, 1999(5)

(k)(2) Semi-Annual Reports containing the unaudited financial statements for the period ended April 30, 2000. (6)

(l)       Purchase Agreement (2)

(m)(1) Rule l2b-l Distribution Plan and Agreement with respect to Class A Shares (8)

(m)(2) Rule l2b-l Distribution Plan and Agreement with respect to Class B, Class C and Class X Shares (8)

(n)       Amended and Restated Rule 18f-3 Plan (8)

(p)(1)    Code of Ethics of Pilgrim Funds Trust

(p)(2)    Code of Ethics of Baring Asset Management, Inc.(8)

(p)(3)    Code of Ethics of Baring International Investment Limited (8)

(p)(4)    Code of Ethics of Baring Asset Management (Asia) Limited (8)

(p)(5)    Code of Ethics of Clarion CRA Securities, L.P. (8)

(p)(6)    Code of Ethics of ING Furman Selz Asset Management (8)

(p)(7)    Code of Ethics of ING Investment Management LLC (8)

(p)(8)    Code of Ethics of ING Investment Management Advisors B.V. (8)

----------
(1) Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998.
(2) Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on April 15, 1999.
(3) Filed as an exhibit to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed electronically on November 30, 1999.

(4) Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed electronically on February 28, 2000.
(5)  Previously filed in Registrant's N-30D on December 29, 1999.
(6)  Previously filed in Registrant's N-30D's on July 7, 2000.
(7) Filed as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed electronically on September 7, 2000.
(8) Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000.
(9) Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N- 1A filed electronically on March 1, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None.

ITEM 25. INDEMNIFICATION.

     Article X of the Registrant's Declaration of Trust provides the following:

     Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

     Section 10.2 Indemnification.

     (a) Subject to the exceptions and limitations contained in Section (b) below:

          (i) every Person who is, or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b)  No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

               (A)  by the court or other body approving the settlement;

               (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

               (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

          provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

     (c) The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

     Article IX of the Registrant's By-Laws provides the following:

          The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

          The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholder to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Reference is made to Article IX of Registrants By-Laws and paragraph
          1.11 of the Distribution Agreement.

          The Registrant is covered under an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

          Section 12 of the Management Agreement between Registrant and Manager,
          Section 8 of the Sub-Advisory Agreements and Section 20 of the Distribution Agreement between the Registrant and Distributor limit the liability of Manager, the Sub-Advisors and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

          The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) ING Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Advisory Funds, Inc.; Pilgrim Investment Funds, Inc.; Pilgrim Financial Services Fund, Inc.; Pilgrim Prime Rate Trust; Pilgrim Equity Trust; Pilgrim SmallCap Opportunities Fund; Pilgrim Growth Opportunities Fund; Pilgrim Mayflower Trust; Pilgrim GNMA Income Fund, Inc.; Pilgrim Precious Metals Fund, Inc.; Pilgrim Growth and Income Fund, Inc.; Pilgrim International Fund, Inc.; Pilgrim Russia Fund, Inc.; Pilgrim Funds Trust; Pilgrim Senior Income Fund; and Lexington Money Market Trust.

     (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the U.S. Securities and Exchange Act of 1934, as amended and is incorporated herein by reference thereto.

     (c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
     Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

     (1) Pilgrim Funds Trust, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records relating to the Trust)

     (2) ING Pilgrim Investments, LLC, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records relating to the Investment Manager)

     (3) ING Pilgrim Group, LLC, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records of the administrator)

     (4) ING Pilgrim Securities, Inc., 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records of the principal underwriter)

     (5) Baring Asset Management, Inc., 125 High Street, Boston, MA 02110 (records relating to its functions as investment sub-adviser)

     (6) Baring International Investment Limited, 155 Bishopsgate, London, England EC2M 3XY (records relating to its functions as investment co-sub-adviser)

     (7) Baring International Investment (Asia) Limited, 19/F Edinburgh Tower, The Landmark, 15 Queens Road, Central, Hong Kong (records relating to its functions as investment co-sub-adviser)

     (8) ING Investment Management Advisors B.V., Schenkkade 65, 2595 AS, The Hague, The Netherlands (records relating to its functions as investment sub-adviser)

     (9) ING Investment Management LLC, 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327 (records relating to its functions as investment sub-adviser)

     (10) Furman Selz Capital Management, LLC, 230 Park Avenue, New York, NY 10169 (records relating to its functions as investment sub-adviser)

     (11) Delta Asset Management, 333 South Grand Avenue, Los Angeles, CA 90071 (records relating to its functions as investment sub-adviser)

     (12) CRA Real Estate Securities L.P., 259 Radnor-Chester Road, Radnor, PA 90071 (records relating to its functions as investment sub-adviser)

     (13) State Street Bank Trust Company, 801 Pennsylvania Street, Kansas City, MO 64105 (records related to its functions as custodian for the U.S. funds)

     (14) Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (records relating to its functions as custodian for global and international funds)

     (15) DST Systems, Inc., P.O. Box 219368, Kansas City, MO 64121-9368 (records relating to its functions as transfer agent)

     (16) State Street Bank Trust Company, 225 Franklin Street, Boston, MA 02110 (records relating to its function as fund accounting agent)

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Scottsdale, and the state of Arizona on the 15th day of June, 2001.

                                        PILGRIM FUNDS TRUST


                                        By: /s/ Kimberly A. Anderson
                                            ------------------------------------
                                            Kimberly A. Anderson
                                            Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     Signature                       Title                             Date
     ---------                       -----                             ----


                              Trustee and Chairman                 June 15, 2001
---------------------
John G. Turner*


                              President and Chief Executive        June 15, 2001
---------------------               Officer
James M. Hennessy*


                              Senior Vice President and
---------------------         Principal Financial Officer          June 15, 2001

Michael J. Roland*

                              Trustee                              June 15, 2001
---------------------
Paul S. Doherty*


                              Trustee                              June 15, 2001
---------------------
Alan L. Gosule*


                              Trustee                              June 15, 2001
---------------------
Walter H. May, Jr.

                              Trustee                              June 15, 2001
---------------------
Thomas J. McInerney*


                              Trustee                              June 15, 2001
---------------------
Jock Patton*


                              Trustee                              June 15, 2001
---------------------
David W.C. Putnam*


                              Trustee                              June 15, 2001
---------------------
Blaine E. Rieke


                              Trustee                              June 15, 2001
---------------------
Richard A. Wedemeyer*


*    By: /s/ Kimberly A. Anderson
         ----------------------------
         Kimberly A. Anderson
         Attorney-in-Fact**

**   Executed pursuant to a power of attorney filed herewith.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kimberly A. Anderson, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Pilgrim Funds Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: June 15, 2001


/s/ Paul S. Doherty        /s/ Thomas J. McInerney     /s/ John G. Turner
----------------------     ------------------------    -------------------------
Paul S. Doherty            Thomas J. McInerney         John G. Turner


/s/ Alan L. Gosule         /s/ Jock Patton             /s/ Michael J. Roland
----------------------     ------------------------    -------------------------
Alan L. Gosule             Jock Patton                 Michael J. Roland


/s/ James M. Hennessy      /s/ David W.C. Putnam       /s/ Richard A. Wedemeyer
------------------------   ------------------------    -------------------------
James M. Hennessy          David W.C. Putnam           Richard A. Wedemeyer

                                  EXHIBIT LIST

Exhibit Number                  Name of Exhibit
--------------                  ---------------
   (a)(3)                Certificate of Amendment

   (h)(7)                Form of Shareholder Servicing Plan

   (j)(1)                Consent of Ernst & Young LLP

   (j)(2)                Consent of Dechert

   (p)(1)                Code of Ethics of Pilgrim Funds Trust